UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22245

First Trust Exchange-Traded Fund III
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

Registrant’s telephone number, including area code: (630) 765-8000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

(a)       The Report to Shareholders is attached herewith.

First Trust Exchange-Traded Fund III
First Trust Preferred Securities and Income ETF (FPE)

First Trust Institutional Preferred Securities and Income
   ETF (FPEI)
Annual Report
For the Year Ended
October 31, 2023

First Trust Exchange-Traded Fund III
Annual Report
October 31, 2023

Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or Stonebridge Advisors LLC (“Stonebridge” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund III (the “Trust”) described in this report (each such series is referred to as a “Fund” and collectively, the “Funds”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Funds.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on each Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team(s) of the Funds, you may obtain an understanding of how the market environment affected each Fund’s performance. The statistical information that follows may help you understand each Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of the Advisor and/or Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Exchange-Traded Fund III
Annual Letter from the Chairman and CEO
October 31, 2023
Dear Shareholders,
First Trust is pleased to provide you with the annual report for certain series of First Trust Exchange-Traded Fund III (the “Funds”), which contains detailed information about the Funds for the twelve months ended October 31, 2023.
The Bureau of Economic Analysis recently announced that U.S. real gross domestic product (“GDP”) grew by a staggering 4.9% in the third quarter of 2023 and is now up 2.9% on a year-over-year basis from where it stood in the third quarter of 2022. The most recent quarter’s GDP data represents the fastest growth rate for any quarter since 2014. Consumer spending, which rose by 4.0% over the period, was responsible for 2.7 percentage points of the total increase in GDP. Whether the consumer can keep up this pace of spending remains to be seen, especially given recent news that excess savings from the pandemic-era stimulus have likely been depleted. From a global perspective, the International Monetary Fund (“IMF”) notes that progress in fighting inflation has led to lower economic growth. In their October 2023 publication of the World Economic Outlook, the IMF projected that the growth in world economic output is expected to slow from 3.5% in 2022 to 2.9% in 2024. The economic growth in advanced economies is projected to plummet from 2.6% in 2022 to 1.4% in 2024.
In the notes to their September 2023 meeting, the Federal Open Market Committee revealed that they may need to keep interest rates “higher for longer” as they continue to battle stubbornly high inflation. As many investors are likely aware, a higher Federal Funds target rate can have deep implications for consumers, such as driving up the cost of borrowing for homes, automobiles, and other large purchases. The American consumer has yet to feel the full weight of those burdens, in my opinion. That said, the data reveals a different story among corporate America. S&P Global Market Intelligence reported that a total of 516 U.S. corporations filed for bankruptcy protection on a year-to-date basis through September 30, 2023, up from a total of 263 corporate bankruptcy filings over the same period last year. Higher interest rates and Treasury bond yields have also sapped demand for commercial property loans. Data from Trepp, LLC, a leading provider of data and analytics to the commercial real estate and banking markets, revealed that just $28.2 billion of loans converted into commercial mortgage-backed securities have been issued in 2023, the lowest figure since 2011.
The financial markets battled a myriad of headwinds over the past year, from geopolitical uncertainty resulting from war (the conflicts between Israel and Hamas and Russia and Ukraine), to slowing global economic growth and sticky inflation. Brian Wesbury, Chief Economist at First Trust, notes that a U.S. economic recession is likely to begin at some point early next year. While calls for a recession may concern some investors, the following may offer solace. Data from Bloomberg reveals that the S&P 500® Index has posted positive total returns over the 3-year period following every recession since 1948.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Funds again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
First Trust Preferred Securities and Income ETF (FPE)
The First Trust Preferred Securities and Income ETF’s (the “Fund”) investment objective is to seek total return and to provide current income. Under normal market conditions, the Fund invests at least 80% of its net assets (including investment borrowings) in preferred securities (“Preferred Securities”) and income-producing debt securities (“Income Securities”). The Fund invests in securities that are traded over-the-counter or listed on an exchange. For purposes of the 80% test set forth above, securities of open-end funds, closed-end funds or other exchange-traded funds (“ETFs”) registered under the Investment Company Act of 1940, as amended, that invest primarily in Preferred Securities or Income Securities are deemed to be Preferred Securities or Income Securities.
Preferred Securities held by the Fund generally pay fixed or adjustable-rate distributions to investors and have preference over common stock in the payment of distributions and the liquidation of a company’s assets, but are generally junior to all forms of the company’s debt, including both senior and subordinated debt. Certain of the Preferred Securities may be issued by trusts or other special purpose entities created by companies specifically for the purpose of issuing such securities. Income Securities held by the Fund include corporate bonds, high yield securities (commonly referred to as “junk” bonds) and convertible securities. The broad category of corporate debt securities includes debt issued by U.S. and non-U.S. companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may carry fixed or floating rates of interest.
Performance
		Average Annual Total Returns			Cumulative Total Returns
	1 Year Ended 10/31/23	5 Years Ended 10/31/23	10 Years Ended 10/31/23	Inception (2/11/13) to 10/31/23	5 Years Ended 10/31/23	10 Years Ended 10/31/23	Inception (2/11/13) to 10/31/23
Fund Performance
NAV	-0.10%	1.65%	4.04%	3.20%	8.55%	48.65%	40.13%
Market Price	0.13%	1.61%	3.99%	3.16%	8.32%	47.82%	39.65%
Index Performance
ICE BofA US Investment Grade Institutional Capital Securities Index	5.89%	3.20%	3.99%	4.03%	17.07%	47.85%	52.78%
Blended Benchmark(1)(2)	1.27%	1.61%	N/A	N/A	8.31%	N/A	N/A
(See Notes to Fund Performance Overview Page 9.)

(1)	The Blended Benchmark consists of a 30/30/30/10 blend of the ICE BofA Core Plus Fixed Rate Preferred Securities Index, the ICE BofA US Investment Grade Institutional Capital Securities Index, the ICE USD Contingent Capital Index and the ICE BofA US High Yield Institutional Capital Securities Index. The Blended Benchmark is intended to reflect the proportional market cap of each segment of the preferred and hybrid securities market. The indices do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the performance shown. Indices are unmanaged and an investor cannot invest directly in an index. The Blended Benchmark returns are calculated by using the monthly returns of the four indices during each period shown above. At the beginning of each month the four indices are rebalanced to a 30/30/30/10 ratio to account for divergence from that ratio that occurred during the course of each month. The monthly returns are then compounded for each period shown above, giving the performance for the Blended Benchmark for each period shown above.
(2)	Since the ICE USD Contingent Capital Index had an inception date of December 31, 2013, the performance of the Blended Benchmark is not available for all of the periods disclosed.

Fund Performance Overview (Unaudited) (Continued)
First Trust Preferred Securities and Income ETF (FPE) (Continued)
Sector Allocation	% of Total Investments
Financials	75.1%
Energy	8.7
Utilities	6.3
Industrials	3.4
Consumer Staples	2.6
Real Estate	2.0
Communication Services	1.1
Materials	0.6
Consumer Discretionary	0.2
Total	100.0%

Credit Quality(3)	% of Total Fixed-Income Investments
A-	0.5%
BBB+	10.8
BBB	22.0
BBB-	31.8
BB+	18.5
BB	8.9
BB-	3.1
B+	0.9
Not Rated	3.5
Total	100.0%

Top Ten Holdings	% of Total Investments
Barclays PLC	2.3%
Highlands Holdings Bond Issuer Ltd./Highlands Holdings Bond Co-Issuer, Inc.	2.1
AerCap Holdings N.V.	2.1
Wells Fargo & Co., Series L	2.1
Intesa Sanpaolo S.p.A.	1.8
Bank of America Corp., Series L	1.5
Barclays PLC	1.4
Algonquin Power & Utilities Corp.	1.4
Lloyds Banking Group PLC	1.3
Global Atlantic Fin Co.	1.3
Total	17.3%
Country Allocation	% of Total Investments
United States	52.4%
United Kingdom	9.8
Canada	9.1
Bermuda	5.9
France	5.1
Netherlands	3.0
Spain	2.6
Italy	2.5
Mexico	2.5
Australia	2.3
Multinational	2.1
Germany	1.3
Switzerland	0.7
Denmark	0.5
Sweden	0.2
Total	100.0%

(3)	The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including S&P Global Ratings, Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

Fund Performance Overview (Unaudited) (Continued)
First Trust Preferred Securities and Income ETF (FPE) (Continued)

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Institutional Preferred Securities and Income ETF (FPEI)
The First Trust Institutional Preferred Securities and Income ETF’s (the “Fund”) investment objective is to seek total return and to provide current income. Under normal market conditions, the Fund invests at least 80% of its net assets (including investment borrowings) in institutional preferred securities (“Preferred Securities”) and income-producing debt securities (“Income Securities”). Preferred Securities are a type of equity security that have preference over common stock in the payment of distributions and the liquidation of a company’s assets, but are generally junior to all forms of the company’s debt, including both senior and subordinated debt. The Fund’s investments in Preferred Securities will primarily be in institutional preferred securities. Institutional preferred securities are targeted to institutional, rather than retail, investors, are generally traded over-the-counter and may also be known as “$1,000 par preferred securities.” They are typically issued in large, institutional lot sized by U.S. and non-U.S. financial services companies and other companies. While all income-producing debt securities will be categorized as “Income Securities” for purposes of the 80% test above, the Income Securities in which the Fund intends to invest as part of its principal investment strategy include hybrid capital securities, contingent capital securities, U.S. and non-U.S. corporate bonds and convertible securities.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 10/31/23	5 Years Ended 10/31/23	Inception (8/22/17) to 10/31/23	5 Years Ended 10/31/23	Inception (8/22/17) to 10/31/23
Fund Performance
NAV	1.57%	2.70%	2.10%	14.25%	13.73%
Market Price	1.14%	2.66%	2.06%	14.04%	13.45%
Index Performance
Blended Benchmark(1)	2.65%	2.43%	1.98%	12.76%	12.88%
ICE BofA US Investment Grade Institutional Capital Securities Index	5.89%	3.20%	2.45%	17.07%	16.14%
(See Notes to Fund Performance Overview Page 9.)

(1)	The Blended Benchmark consists of a 45/40/15 blend of the ICE BofA US Investment Grade Institutional Capital Securities Index, the ICE USD Contingent Capital Index and the ICE BofA US High Yield Institutional Capital Securities Index. The Blended Benchmark is intended to reflect the proportional market cap of each segment within the institutional market. The Blended Benchmark returns are calculated by using the monthly returns of the three indices during each period shown above. At the beginning of each month the three indices are rebalanced to a 45/40/15 ratio to account for divergence from that ratio that occurred during the course of each month. The monthly returns are then compounded for each period shown above, giving the performance for the Blended Benchmark for each period shown above.

Fund Performance Overview (Unaudited) (Continued)
First Trust Institutional Preferred Securities and Income ETF (FPEI) (Continued)
Sector Allocation	% of Total Investments
Financials	79.9%
Energy	9.8
Utilities	5.4
Industrials	2.0
Real Estate	1.5
Consumer Staples	0.9
Materials	0.5
Total	100.0%

Credit Quality(2)	% of Total Investments
A+	1.0%
A-	0.5
BBB+	13.4
BBB	27.4
BBB-	36.3
BB+	10.6
BB	5.7
BB-	3.6
B+	0.8
Not Rated	0.7
Total	100.0%

Top Ten Holdings	% of Total Investments
Toronto-Dominion Bank (The)	3.1%
Bank of America Corp., Series TT	2.2
Intesa Sanpaolo S.p.A.	2.2
Corebridge Financial, Inc.	1.9
ING Groep N.V.	1.9
HSBC Holdings PLC	1.9
Lincoln National Corp., Series C	1.9
Bank of Nova Scotia (The)	1.9
Barclays PLC	1.8
BNP Paribas S.A.	1.8
Total	20.6%
Country Allocation	% of Total Investments
United States	49.2%
Canada	11.9
United Kingdom	10.2
France	7.0
Netherlands	3.5
Italy	3.2
Australia	3.2
Spain	2.8
Mexico	2.7
Germany	1.8
Multinational	1.6
Bermuda	1.2
Sweden	0.7
Switzerland	0.6
Denmark	0.4
Total	100.0%

(2)	The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including S&P Global Ratings, Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

Fund Performance Overview (Unaudited) (Continued)
First Trust Institutional Preferred Securities and Income ETF (FPEI) (Continued)

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Notes to Fund Performance Overview  (Unaudited)
Total returns for the periods since inception are calculated from the inception date of each Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
Each Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint of the national best bid and offer price (“NBBO”) as of the time that the Fund’s NAV is calculated. Under Securities and Exchange Commission rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund’s NAV is calculated. Prior to January 1, 2019,  the price used was the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund were listed for trading as of the time that the Fund’s NAV was calculated. Since shares of each Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund’s past performance is no guarantee of future performance.

Portfolio Commentary
First Trust Exchange-Traded Fund III
Annual Report
October 31, 2023 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust”) serves as the investment advisor to the First Trust Preferred Securities and Income ETF and the First Trust Institutional Preferred Securities and Income ETF (each a “Fund” and collectively the “Funds”). First Trust is responsible for the ongoing monitoring of each Fund’s investment portfolio, managing each Fund’s business affairs and providing certain administrative services necessary for the management of each Fund.
Sub-Advisor
Stonebridge Advisors LLC
Stonebridge Advisors LLC (“Stonebridge” or the “Sub-Advisor”) is the sub-advisor to the Funds and is a registered investment advisor based in Wilton, Connecticut. Stonebridge specializes in the management of preferred and hybrid securities.
Stonebridge Advisors LLC Portfolio Management Team
The following persons serve as portfolio managers of the Funds:
Scott T. Fleming - Chief Executive Officer and President
Robert Wolf - Chief Investment Officer, Executive Vice President and Senior Portfolio Manager
Eric Weaver - Executive Vice President, Chief Strategist and Portfolio Manager
Angelo Graci, CFA - Executive Vice President, Head of Credit Research and Portfolio Manager
The portfolio managers are primarily and jointly responsible for the day-to-day management of the Funds. Each portfolio manager has served as part of the portfolio management team of the Funds since 2013 for FPE and 2017 for FPEI, except for Eric Weaver and Angelo Graci, who have served as members of the portfolio management team since 2020 and 2022, respectively.
Commentary
Market Recap
For the 12-month period ended October 31, 2023, the preferred and hybrid securities market earned modestly positive returns, despite several periods of significant market volatility. The resilience of the preferred and hybrid market was on full display during the period, as strong earnings and high current yields were able to counteract rising interest rates, losses from the Credit Suisse AT1 write-down, and regional bank failures in the U.S. However, performance was mixed across market segments. The best performing segment of the preferred and hybrid securities market was the $1,000 par investment grade (“IG”) institutional market, which produced returns of 5.89%. The Non-IG $1,000 pars were the second best performing market segment, returning 1.21% for the same period. Meanwhile, $1,000 par contingent convertible capital securities (“CoCos”) returned -0.77% during the period after a turbulent March 2023 during which the Credit Suisse AT1 bonds were written down. However, CoCos bounced back significantly during the second half of the period, leading all market segments. The worst performing market segment for the second straight fiscal year was the long duration $25 par retail market, which returned -2.09% for the same period.
Performance Analysis
First Trust Preferred Securities and Income ETF (FPE)
For the 12-month period ended October 31, 2023 the net asset value (“NAV”) and market price total return for Fund were -0.10% and 0.13%, respectively. This compares to a total return of 1.27% for the Fund’s benchmark (the “Benchmark”), which is a blend of 30% of the ICE BofA Core Plus Fixed Rate Preferred Securities Index (“P0P4”), 30% of the ICE BofA US Investment Grade Institutional Capital Securities Index (“CIPS”), 30% of the ICE USD Contingent Capital Index (“CLDR”) and 10% of the ICE BofA US High Yield Institutional Capital Securities Index (“HIPS”).
The Fund’s underperformance relative to the Benchmark during the period was driven by its security selection within European banks, regional banks and super regional banks. Other detractors from relative performance were the Fund’s underweight to emerging market banks and its underweight and security selection to U.S. Global Systematically Important Banks (“U.S. GSIB”). The Fund’s security selection within Real Estate Investment Trusts (“REITs”) also weighed on relative performance. However, the Fund offset some of this underperformance through its shorter duration stance and exposure to floating rate securities, which are not held in the Benchmark.

Portfolio Commentary (Continued)
First Trust Exchange-Traded Fund III
Annual Report
October 31, 2023 (Unaudited)
Also, the Fund benefited from its overweight exposure to aircraft lessors, energy pipelines, mortgage REITs, Farm Credit banks, and utilities, as well as its security selection within the insurance sector.
First Trust Institutional Preferred Securities and Income ETF (FPEI)
For the 12-month period ended October 31, 2023, the NAV and market price total returns for the Fund were 1.57% and 1.14%, respectively. This compares to a total return of 2.65% for the Fund’s benchmark (the “Benchmark”), which is a blend of 45% CIPS, 40% CDLR and 15% HIPS indices.
Similar to FPE, the Fund’s underperformance relative to the Benchmark during the period was driven by its security selection and overweight to super regional banks. These banks suffered during the banking turmoil in March 2023. Other detractors from relative performance were the Fund’s underweight to emerging market banks and its underweight and security selection in U.S. GSIB banks. However, the Fund offset some of this underperformance through its shorter duration stance and exposure to floating rate securities, which are not held in the Benchmark. Also, the Fund benefited from its overweight exposure to aircraft lessors, energy pipelines and utilities, as well as its security selection within the insurance sector.
Market and Funds Outlook
As we look ahead to 2024, we believe recent volatility has created an opportunity in preferred and hybrid securities for patient investors over the long term. Near term, our base case for the preferred and hybrid securities market is for a carry environment where price upside may be limited by lackluster fund inflows, market volatility and high yielding risk-free alternatives. Although headwinds may persist for the preferred securities market in terms of interest rate volatility and recession risks, in our opinion, the preferred securities market is pricing in a significant amount of risk compared to other fixed income asset classes, as evidenced by its elevated credit spreads. Longer term, we believe investors face a compelling entry point given the discounted prices, high income and historically attractive yield to worst in the market. We also believe active management may provide additional upside potential for investors through duration management and security selection based on relative value and credit analysis. For FPE and FPEI in particular, we believe underlying portfolio securities priced at a discount to par and the relatively high distribution income may be attractive to investors who are seeking income and the potential for capital appreciation.

First Trust Exchange-Traded Fund III
Understanding Your Fund Expenses
October 31, 2023 (Unaudited)
As a shareholder of First Trust Preferred Securities and Income ETF or First Trust Institutional Preferred Securities and Income ETF (each a “Fund” and collectively, the “Funds”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2023.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust Preferred Securities and Income ETF (FPE)
Actual	$1,000.00	$1,004.90	0.85%	$4.30
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	0.85%	$4.33
First Trust Institutional Preferred Securities and Income ETF (FPEI)
Actual	$1,000.00	$1,015.20	0.86%	$4.37
Hypothetical (5% return before expenses)	$1,000.00	$1,020.87	0.86%	$4.38

(a)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (May 1, 2023 through October 31, 2023), multiplied by 184/365 (to reflect the six-month period).

First Trust Preferred Securities and Income ETF (FPE)
Portfolio of Investments
October 31, 2023
Shares	Description	Stated Rate	Stated Maturity	Value
$25 PAR PREFERRED SECURITIES – 23.1%
	Automobiles – 0.2%
517,645	Ford Motor Co.	6.50%	08/15/62	$10,829,133
	Banks – 4.0%
1,072,386	Bank of America Corp., Series KK	5.38%	(a)	22,155,495
30	Bank of America Corp., Series LL	5.00%	(a)	582
922,751	Bank of America Corp., Series NN	4.38%	(a)	15,373,032
82,341	Bank of America Corp., Series SS	4.75%	(a)	1,471,434
155,565	Citizens Financial Group, Inc., Series D (b)	6.35%	(a)	3,576,439
486	Citizens Financial Group, Inc., Series E	5.00%	(a)	7,771
55,119	Fifth Third Bancorp, Series A	6.00%	(a)	1,276,005
322,386	Fulton Financial Corp., Series A	5.13%	(a)	4,919,610
6,945	Huntington Bancshares, Inc., Series H	4.50%	(a)	102,508
97,000	JPMorgan Chase & Co., Series DD	5.75%	(a)	2,219,360
777,731	JPMorgan Chase & Co., Series JJ	4.55%	(a)	14,286,919
889,760	JPMorgan Chase & Co., Series LL	4.63%	(a)	16,700,795
760,595	KeyCorp (b)	6.20%	(a)	12,709,543
218,650	KeyCorp, Series F	5.65%	(a)	3,345,345
544,602	New York Community Bancorp, Inc., Series A (b)	6.38%	(a)	11,501,994
3,996	Old National Bancorp, Series A	7.00%	(a)	87,073
766,054	Pinnacle Financial Partners, Inc., Series B	6.75%	(a)	16,998,738
2,058	Regions Financial Corp. (b)	5.70%	(a)	36,735
116,076	Texas Capital Bancshares, Inc., Series B	5.75%	(a)	1,881,592
146	Truist Financial Corp., Series R	4.75%	(a)	2,603
170,272	US Bancorp, Series K	5.50%	(a)	3,354,358
52,030	Valley National Bancorp, Series B, 3 Mo. LIBOR + 3.58% (c)	9.23%	(a)	1,115,523
136,119	WaFd, Inc., Series A	4.88%	(a)	1,721,905
498,139	Wells Fargo & Co., Series AA	4.70%	(a)	8,802,116
746,818	Wells Fargo & Co., Series Y	5.63%	(a)	15,996,842
314,565	Wells Fargo & Co., Series Z	4.75%	(a)	5,599,257
542,456	WesBanco, Inc., Series A (b)	6.75%	(a)	12,498,186
668,191	Wintrust Financial Corp., Series E (b)	6.88%	(a)	15,996,493
				193,738,253
	Capital Markets – 1.7%
106,463	Affiliated Managers Group, Inc.	5.88%	03/30/59	2,110,097
197,282	Affiliated Managers Group, Inc.	4.75%	09/30/60	3,221,615
980,305	Affiliated Managers Group, Inc. (d)	4.20%	09/30/61	15,037,879
1,505,915	Carlyle Finance LLC	4.63%	05/15/61	24,606,651
762,209	KKR Group Finance Co., IX LLC	4.63%	04/01/61	12,622,181
479,549	Oaktree Capital Group LLC, Series A	6.63%	(a)	9,212,136
784,327	Oaktree Capital Group LLC, Series B	6.55%	(a)	14,808,094
				81,618,653
	Consumer Finance – 0.1%
227,693	Capital One Financial Corp., Series I	5.00%	(a)	3,709,119
237,399	Capital One Financial Corp., Series J	4.80%	(a)	3,734,286
				7,443,405
	Diversified REITs – 0.3%
850,146	Global Net Lease, Inc., Series A	7.25%	(a)	14,588,505
	Diversified Telecommunication Services – 0.3%
115,502	AT&T, Inc.	5.35%	11/01/66	2,419,767
210,346	AT&T, Inc., Series A	5.00%	(a)	3,914,539
See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Portfolio of Investments (Continued)
October 31, 2023
Shares	Description	Stated Rate	Stated Maturity	Value
$25 PAR PREFERRED SECURITIES (Continued)
	Diversified Telecommunication Services (Continued)
584,679	AT&T, Inc., Series C	4.75%	(a)	$10,114,947
				16,449,253
	Electric Utilities – 0.7%
95,403	SCE Trust III, Series H (b)	5.75%	(a)	2,303,029
323,752	SCE Trust IV, Series J (b)	5.38%	(a)	6,361,727
887,888	SCE Trust V, Series K (b)	5.45%	(a)	19,577,930
348,666	SCE Trust VI	5.00%	(a)	6,108,628
61,635	Southern (The) Co., Series 2020	4.95%	01/30/80	1,248,725
23,147	Southern (The) Co., Series C	4.20%	10/15/60	416,646
				36,016,685
	Financial Services – 1.3%
572,403	Apollo Global Management, Inc. (b)	7.63%	09/15/53	14,974,063
1,271,099	Equitable Holdings, Inc., Series A	5.25%	(a)	22,917,915
1,122,893	Jackson Financial, Inc. (b)	8.00%	(a)	27,499,650
20,734	Voya Financial, Inc., Series B (b)	5.35%	(a)	428,986
				65,820,614
	Food Products – 0.5%
993,246	CHS, Inc., Series 3 (b)	6.75%	(a)	23,490,268
	Gas Utilities – 0.3%
1,067,767	South Jersey Industries, Inc.	5.63%	09/16/79	13,416,492
	Independent Power & Renewable Electricity Producers – 0.5%
891,011	Brookfield BRP Holdings Canada, Inc.	4.63%	(a)	12,180,120
629,409	Brookfield Renewable Partners, L.P., Series 17	5.25%	(a)	10,127,191
				22,307,311
	Insurance – 7.1%
2,086,912	Aegon Funding Co., LLC	5.10%	12/15/49	38,879,170
16,795	Allstate (The) Corp., Series H	5.10%	(a)	319,105
190,888	Allstate (The) Corp., Series J	7.38%	(a)	4,919,184
1,806,321	American Equity Investment Life Holding Co., Series A (b)	5.95%	(a)	38,203,689
872,293	American Equity Investment Life Holding Co., Series B (b)	6.63%	(a)	19,992,955
312,756	AmTrust Financial Services, Inc.	7.25%	06/15/55	4,910,269
363,925	AmTrust Financial Services, Inc.	7.50%	09/15/55	5,882,848
23,066	Arch Capital Group Ltd., Series F	5.45%	(a)	470,777
536,629	Arch Capital Group Ltd., Series G	4.55%	(a)	9,283,682
112,508	Argo Group International Holdings Ltd. (b)	7.00%	(a)	2,472,926
288,729	Aspen Insurance Holdings Ltd.	5.63%	(a)	4,911,280
1,711,649	Aspen Insurance Holdings Ltd.	5.63%	(a)	27,146,753
534,274	Aspen Insurance Holdings Ltd. (b)	9.59%	(a)	13,506,447
566,392	Assurant, Inc.	5.25%	01/15/61	10,602,858
915,166	Athene Holding Ltd., Series A (b)	6.35%	(a)	19,337,458
63,751	Athene Holding Ltd., Series B	5.63%	(a)	1,213,819
35,208	Athene Holding Ltd., Series C (b)	6.38%	(a)	854,498
116,860	Athene Holding Ltd., Series D	4.88%	(a)	1,890,795
1,528,510	Athene Holding Ltd., Series E (b)	7.75%	(a)	38,059,899
406,316	Axis Capital Holdings Ltd., Series E	5.50%	(a)	7,919,099
754,186	CNO Financial Group, Inc. (d)	5.13%	11/25/60	11,539,046
1,262,506	Delphi Financial Group, Inc., 3 Mo. CME Term SOFR + CSA + 3.19% (c)	8.82%	05/15/37	28,248,572
361,339	Globe Life, Inc.	4.25%	06/15/61	6,316,206
578,107	Lincoln National Corp., Series D	9.00%	(a)	15,319,835

See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Portfolio of Investments (Continued)
October 31, 2023
Shares	Description	Stated Rate	Stated Maturity	Value
$25 PAR PREFERRED SECURITIES (Continued)
	Insurance (Continued)
1,900	Metlife, Inc., Series F	4.75%	(a)	$35,587
221,423	Phoenix Cos. (The), Inc.	7.45%	01/15/32	3,947,972
265,484	Prudential Financial, Inc.	5.95%	09/01/62	6,400,819
2	Reinsurance Group of America, Inc. (b)	7.13%	10/15/52	51
98,537	RenaissanceRe Holdings Ltd., Series F	5.75%	(a)	2,121,502
1,061,951	RenaissanceRe Holdings Ltd., Series G	4.20%	(a)	16,385,904
21,531	Selective Insurance Group, Inc., Series B	4.60%	(a)	340,190
274,908	W.R. Berkley Corp.	5.10%	12/30/59	5,357,957
				346,791,152
	Mortgage Real Estate Investment Trusts – 0.6%
300,285	AGNC Investment Corp., Series D (b)	6.88%	(a)	6,299,979
128,331	AGNC Investment Corp., Series E (b)	6.50%	(a)	2,732,167
661,358	AGNC Investment Corp., Series F (b)	6.13%	(a)	13,220,546
225,679	Annaly Capital Management, Inc., Series I (b)	6.75%	(a)	5,215,442
				27,468,134
	Multi-Utilities – 1.8%
1,212,346	Algonquin Power & Utilities Corp., Series 19-A (b)	6.20%	07/01/79	29,811,588
13,913	BIP Bermuda Holdings I Ltd.	5.13%	(a)	212,869
600,795	Brookfield Infrastructure Finance ULC	5.00%	05/24/81	9,186,156
639,721	Brookfield Infrastructure Partners, L.P., Series 13	5.13%	(a)	9,723,759
57,757	Brookfield Infrastructure Partners, L.P., Series 14	5.00%	(a)	853,071
233,500	CMS Energy Corp.	5.88%	10/15/78	5,148,675
262,313	CMS Energy Corp.	5.88%	03/01/79	5,825,972
166,136	CMS Energy Corp., Series C	4.20%	(a)	3,007,062
21,295	DTE Energy Co.	4.38%	12/01/81	381,393
203,157	DTE Energy Co., Series E	5.25%	12/01/77	4,363,812
854,976	Sempra	5.75%	07/01/79	19,236,960
				87,751,317
	Oil, Gas & Consumable Fuels – 1.5%
2,093,848	Energy Transfer, L.P., Series E (b)	7.60%	(a)	51,759,923
802,703	NuStar Energy, L.P., Series A, 3 Mo. CME Term SOFR + CSA + 6.77% (c)	12.44%	(a)	20,444,845
18,035	NuStar Energy, L.P., Series C, 3 Mo. LIBOR + 6.88% (c)	12.55%	(a)	454,121
				72,658,889
	Real Estate Management & Development – 1.2%
1,495,656	Brookfield Property Partners, L.P., Series A	5.75%	(a)	14,657,429
154,765	Brookfield Property Partners, L.P., Series A-1	6.50%	(a)	1,742,654
1,229,000	Brookfield Property Partners, L.P., Series A2	6.38%	(a)	13,482,130
1,454,246	Brookfield Property Preferred, L.P.	6.25%	07/26/81	17,450,952
677	DigitalBridge Group, Inc., Series H	7.13%	(a)	14,555
435,265	DigitalBridge Group, Inc., Series I	7.15%	(a)	9,144,918
38,794	DigitalBridge Group, Inc., Series J	7.13%	(a)	809,243
				57,301,881
	Specialized REITs – 0.0%
333	Digital Realty Trust, Inc., Series L	5.20%	(a)	6,487
957	National Storage Affiliates Trust, Series A	6.00%	(a)	20,011
				26,498
	Trading Companies & Distributors – 0.2%
517,309	Air Lease Corp., Series A (b)	6.15%	(a)	12,477,493
See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Portfolio of Investments (Continued)
October 31, 2023
Shares	Description	Stated Rate	Stated Maturity	Value
$25 PAR PREFERRED SECURITIES (Continued)
	Wireless Telecommunication Services – 0.8%
738,303	United States Cellular Corp.	6.25%	09/01/69	$12,182,000
526,722	United States Cellular Corp.	5.50%	03/01/70	7,827,089
1,168,654	United States Cellular Corp.	5.50%	06/01/70	17,085,721
				37,094,810
	Total $25 Par Preferred Securities			1,127,288,746
	(Cost $1,422,625,038)
$100 PAR PREFERRED SECURITIES – 0.0%
	Food Products – 0.0%
700	Dairy Farmers of America, Inc. (e)	7.88%	(a)	63,175
	(Cost $64,400)
$1,000 PAR PREFERRED SECURITIES – 3.5%
	Banks – 3.5%
66,868	Bank of America Corp., Series L	7.25%	(a)	70,425,378
94,460	Wells Fargo & Co., Series L	7.50%	(a)	99,778,098
	Total $1,000 Par Preferred Securities			170,203,476
	(Cost $217,161,551)
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES – 70.1%
	Banks – 34.0%
$15,549,000	Australia & New Zealand Banking Group Ltd. (b) (e) (f)	6.75%	(a)	15,098,622
23,200,000	Banco Bilbao Vizcaya Argentaria S.A. (b) (f)	9.38%	(a)	22,428,623
35,200,000	Banco Bilbao Vizcaya Argentaria S.A., Series 9 (b) (f)	6.50%	(a)	33,250,561
22,250,000	Banco Mercantil del Norte S.A. (b) (e) (f)	7.50%	(a)	19,219,532
15,700,000	Banco Mercantil del Norte S.A. (b) (e) (f)	7.63%	(a)	14,238,594
21,630,000	Banco Mercantil del Norte S.A. (b) (e) (f)	8.38%	(a)	19,746,879
35,600,000	Banco Santander S.A. (b) (f)	4.75%	(a)	25,690,042
43,400,000	Banco Santander S.A. (b) (f) (g)	7.50%	(a)	42,218,218
14,075,000	Bank of America Corp., Series RR (b)	4.38%	(a)	11,395,135
43,283,000	Bank of America Corp., Series TT (b)	6.13%	(a)	40,803,756
33,764,000	Bank of Nova Scotia (The) (b)	8.63%	10/27/82	33,113,878
3,000,000	Bank of Nova Scotia (The), Series 2 (b)	3.63%	10/27/81	2,110,299
15,075,000	Barclays PLC (b) (f)	4.38%	(a)	10,340,980
69,854,000	Barclays PLC (b) (f)	8.00%	(a)	68,494,941
126,420,000	Barclays PLC (b) (f)	8.00%	(a)	112,134,540
11,600,000	BBVA Bancomer S.A. (b) (e) (f)	5.88%	09/13/34	10,060,450
31,600,000	BBVA Bancomer S.A. (b) (e) (f)	8.45%	06/29/38	30,166,438
56,850,000	BNP Paribas S.A. (b) (e) (f)	4.63%	(a)	39,566,076
41,770,000	BNP Paribas S.A. (b) (e) (f)	7.75%	(a)	38,832,454
51,900,000	BNP Paribas S.A. (b) (e) (f)	8.50%	(a)	49,859,743
8,300,000	BNP Paribas S.A. (b) (e) (f)	9.25%	(a)	8,457,609
5,000,000	Citigroup, Inc. (b)	3.88%	(a)	4,204,576
4,200,000	Citigroup, Inc. (b)	7.38%	(a)	4,016,374
43,300,000	Citigroup, Inc. (b)	7.63%	(a)	41,803,689
16,365,000	Citigroup, Inc., Series M (b)	6.30%	(a)	15,930,738
16,200,000	Citigroup, Inc., Series P (b)	5.95%	(a)	15,422,411
17,355,000	Citigroup, Inc., Series T (b)	6.25%	(a)	16,335,581
13,803,000	Citigroup, Inc., Series W (b)	4.00%	(a)	11,885,530
11,289,000	Citizens Financial Group, Inc., Series F (b)	5.65%	(a)	9,791,832
8,653,000	Citizens Financial Group, Inc., Series G (b)	4.00%	(a)	5,913,191
18,474,000	CoBank ACB, Series I (b)	6.25%	(a)	17,455,212

See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Portfolio of Investments (Continued)
October 31, 2023
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (Continued)
	Banks (Continued)
$35,655,000	CoBank ACB, Series K (b)	6.45%	(a)	$33,209,399
11,200,000	Commerzbank AG (b) (f) (g)	7.00%	(a)	10,136,840
23,210,000	Danske Bank A.S. (b) (f) (g)	7.00%	(a)	22,211,158
7,650,000	Farm Credit Bank of Texas, Series 3 (b) (e)	6.20%	(a)	6,923,250
20,300,000	Farm Credit Bank of Texas, Series 4 (b) (e)	5.70%	(a)	19,183,500
18,985,000	Fifth Third Bancorp, Series L (b)	4.50%	(a)	16,185,424
12,800,000	HSBC Holdings PLC (b) (f)	4.60%	(a)	9,286,510
56,700,000	HSBC Holdings PLC (b) (f)	8.00%	(a)	55,778,625
3,250,000	Huntington Bancshares, Inc., Series G (b)	4.45%	(a)	2,433,387
17,836,000	ING Groep N.V. (b) (f)	5.75%	(a)	15,702,458
4,579,000	ING Groep N.V. (b) (f)	6.50%	(a)	4,288,529
29,600,000	ING Groep N.V. (b) (f) (g)	7.50%	(a)	26,600,514
92,395,000	Intesa Sanpaolo S.p.A. (b) (e) (f)	7.70%	(a)	86,515,814
1,500,000	Keycorp	5.00%	(a)	1,002,827
21,145,000	Lloyds Banking Group PLC (b) (f)	6.75%	(a)	19,507,485
61,217,000	Lloyds Banking Group PLC (b) (f)	7.50%	(a)	56,950,175
70,995,000	Lloyds Banking Group PLC (b) (f)	8.00%	(a)	62,518,701
2,195,000	M&T Bank Corp., Series F (b)	5.13%	(a)	1,663,531
7,700,000	NatWest Group PLC (b) (f)	6.00%	(a)	7,073,285
24,825,000	NatWest Group PLC (b) (f)	8.00%	(a)	24,126,921
25,511,000	PNC Financial Services Group (The), Inc., Series U (b)	6.00%	(a)	21,448,631
19,345,000	PNC Financial Services Group (The), Inc., Series V (b)	6.20%	(a)	17,259,327
51,316,000	PNC Financial Services Group (The), Inc., Series W (b)	6.25%	(a)	42,361,399
79,050,000	Societe Generale S.A. (b) (e) (f)	5.38%	(a)	56,892,775
33,820,000	Societe Generale S.A. (b) (e) (f)	9.38%	(a)	32,733,485
42,835,000	Standard Chartered PLC (b) (e) (f)	4.30%	(a)	30,081,778
18,530,000	Standard Chartered PLC (b) (e) (f)	7.75%	(a)	17,824,787
10,800,000	Svenska Handelsbanken AB (b) (f) (g)	4.75%	(a)	8,101,436
3,200,000	Swedbank AB (b) (f) (g)	7.63%	(a)	2,978,794
5,695,000	Texas Capital Bancshares, Inc. (b)	4.00%	05/06/31	4,702,612
56,130,000	Toronto-Dominion Bank (The) (b)	8.13%	10/31/82	55,207,341
5,000,000	Truist Financial Corp., Series N (b)	4.80%	(a)	4,110,062
3,500,000	Truist Financial Corp., Series P (b)	4.95%	(a)	3,183,037
19,580,000	UniCredit S.p.A. (b) (f) (g)	8.00%	(a)	19,338,187
4,400,000	UniCredit S.p.A. (b) (e)	7.30%	04/02/34	4,084,351
13,500,000	UniCredit S.p.A. (b) (e)	5.46%	06/30/35	11,080,997
35,949,000	Wells Fargo & Co. (b)	7.63%	(a)	36,085,497
17,777,000	Wells Fargo & Co., Series BB (b)	3.90%	(a)	15,408,837
				1,654,168,170
	Capital Markets – 5.8%
40,096,000	Apollo Management Holdings, L.P. (b) (e)	4.95%	01/14/50	35,643,032
40,400,000	Ares Finance Co. III LLC (b) (e)	4.13%	06/30/51	30,289,135
14,033,000	Charles Schwab (The) Corp., Series G (b)	5.38%	(a)	13,395,314
19,668,000	Charles Schwab (The) Corp., Series H (b)	4.00%	(a)	13,446,380
62,820,000	Charles Schwab (The) Corp., Series I (b)	4.00%	(a)	49,936,938
15,800,000	Charles Schwab (The) Corp., Series K (b)	5.00%	(a)	12,518,171
76,900,000	Credit Suisse Group AG, Claim (d) (h)			8,459,000
1,200,000	Credit Suisse Group AG, Claim (d) (h)			132,000
27,200,000	Credit Suisse Group AG, Claim (d) (h)			2,992,000
51,775,000	Credit Suisse Group AG, Claim (d) (h)			5,695,250
81,425,000	Credit Suisse Group AG, Claim (d) (h)			8,956,750
63,400,000	Deutsche Bank AG, Series 2020 (b) (f)	6.00%	(a)	51,363,884
10,553,000	EFG International AG (b) (f) (g)	5.50%	(a)	8,004,345
15,375,000	Goldman Sachs Group (The), Inc., Series R (b)	4.95%	(a)	14,198,054
See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Portfolio of Investments (Continued)
October 31, 2023
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (Continued)
	Capital Markets (Continued)
$26,100,000	Goldman Sachs Group (The), Inc., Series W (b)	7.50%	(a)	$25,662,899
				280,693,152
	Construction Materials – 0.5%
25,550,000	Cemex SAB de CV (b) (e)	9.13%	(a)	26,224,137
	Consumer Finance – 0.8%
31,492,000	Ally Financial, Inc., Series B (b)	4.70%	(a)	20,539,829
23,077,000	Capital One Financial Corp., Series M (b)	3.95%	(a)	16,118,830
				36,658,659
	Electric Utilities – 0.4%
6,110,000	Edison International, Series A (b)	5.38%	(a)	5,490,884
15,516,000	Southern California Edison Co., Series E, 3 Mo. LIBOR + 4.20% (c)	9.83%	(a)	15,494,253
				20,985,137
	Financial Services – 3.0%
64,250,000	American AgCredit Corp. (b) (e)	5.25%	(a)	59,110,000
28,250,000	Capital Farm Credit ACA, Series 1 (b) (e)	5.00%	(a)	25,566,250
13,950,000	Compeer Financial ACA (b) (e)	4.88%	(a)	12,624,750
53,491,000	Corebridge Financial, Inc. (b)	6.88%	12/15/52	49,482,059
				146,783,059
	Food Products – 2.1%
10,700,000	Dairy Farmers of America, Inc. (i)	7.13%	(a)	9,710,250
20,360,000	Land O’Lakes Capital Trust I (i)	7.45%	03/15/28	18,833,000
44,888,000	Land O’Lakes, Inc. (e)	7.00%	(a)	32,992,680
14,010,000	Land O’Lakes, Inc. (e)	7.25%	(a)	10,997,850
31,520,000	Land O’Lakes, Inc. (e)	8.00%	(a)	28,052,800
				100,586,580
	Insurance – 10.2%
34,710,000	Assurant, Inc. (b)	7.00%	03/27/48	33,390,187
12,999,000	Assured Guaranty Municipal Holdings, Inc. (b) (e)	6.40%	12/15/66	11,117,982
38,875,000	AXIS Specialty Finance LLC (b)	4.90%	01/15/40	30,776,152
22,400,000	CNP Assurances SACA (b) (g)	4.88%	(a)	16,249,184
23,688,000	Enstar Finance LLC (b)	5.75%	09/01/40	20,940,112
46,217,000	Enstar Finance LLC (b)	5.50%	01/15/42	36,918,417
13,700,000	Fortegra Financial Corp. (b) (i)	8.50%	10/15/57	12,993,139
15,000,000	Global Atlantic Fin Co. (e)	7.95%	06/15/33	13,963,197
87,495,000	Global Atlantic Fin Co. (b) (e)	4.70%	10/15/51	61,032,794
56,464,000	Hartford Financial Services Group (The), Inc., 3 Mo. CME Term SOFR + CSA + 2.13% (c) (e)	7.75%	02/12/47	48,412,210
26,429,000	Kuvare US Holdings, Inc. (b) (e)	7.00%	02/17/51	26,693,290
4,310,000	La Mondiale SAM (b) (g)	5.88%	01/26/47	4,004,162
40,630,000	Lancashire Holdings Ltd. (b) (g)	5.63%	09/18/41	32,729,740
35,910,000	Liberty Mutual Group, Inc. (b) (e)	4.13%	12/15/51	28,571,795
11,853,000	Lincoln National Corp., Series C (b)	9.25%	(a)	11,959,641
42,448,000	Prudential Financial, Inc. (b)	6.00%	09/01/52	38,055,638
37,760,000	QBE Insurance Group Ltd. (b) (e)	5.88%	(a)	36,182,410
17,999,000	QBE Insurance Group Ltd. (b) (g)	6.75%	12/02/44	17,734,539
15,000,000	QBE Insurance Group Ltd. (b) (g)	5.88%	06/17/46	14,230,645
				495,955,234

See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Portfolio of Investments (Continued)
October 31, 2023
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (Continued)
	Multi-Utilities – 2.6%
$84,274,000	Algonquin Power & Utilities Corp. (b)	4.75%	01/18/82	$66,619,018
16,195,000	Dominion Energy, Inc., Series C (b)	4.35%	(a)	13,258,044
59,610,000	Sempra (b)	4.13%	04/01/52	45,988,245
				125,865,307
	Oil, Gas & Consumable Fuels – 7.1%
27,792,000	Buckeye Partners, L.P., 3 Mo. LIBOR + 4.02% (c)	9.69%	01/22/78	22,728,437
55,822,000	Enbridge, Inc. (b)	6.25%	03/01/78	48,988,823
32,400,000	Enbridge, Inc. (b)	7.63%	01/15/83	29,060,892
29,000,000	Enbridge, Inc. (b)	8.50%	01/15/84	27,795,718
50,166,000	Enbridge, Inc., Series 16-A (b)	6.00%	01/15/77	43,741,366
35,850,000	Enbridge, Inc., Series 20-A (b)	5.75%	07/15/80	29,926,127
8,631,000	Energy Transfer, L.P., Series B (b)	6.63%	(a)	6,699,814
37,976,000	Energy Transfer, L.P., Series F (b)	6.75%	(a)	34,427,704
51,646,000	Energy Transfer, L.P., Series G (b)	7.13%	(a)	43,017,391
9,000,000	Energy Transfer, L.P., Series H (b)	6.50%	(a)	8,173,619
1,662,000	Enterprise Products Operating LLC (b)	5.38%	02/15/78	1,415,557
3,330,000	Enterprise Products Operating LLC, Series E (b)	5.25%	08/16/77	2,866,204
27,600,000	Transcanada Trust (b)	5.50%	09/15/79	21,971,093
34,700,000	Transcanada Trust (b)	5.60%	03/07/82	26,825,602
				347,638,347
	Retail REITs – 0.5%
3,700,000	Scentre Group Trust 2 (b) (e)	4.75%	09/24/80	3,326,211
27,435,000	Scentre Group Trust 2 (b) (e)	5.13%	09/24/80	22,654,413
				25,980,624
	Trading Companies & Distributors – 3.1%
106,757,000	AerCap Holdings N.V. (b)	5.88%	10/10/79	100,308,121
15,700,000	Air Lease Corp., Series B (b)	4.65%	(a)	13,402,187
47,800,000	Aircastle Ltd. (b) (e)	5.25%	(a)	37,721,246
				151,431,554
	Total Capital Preferred Securities			3,412,969,960
	(Cost $3,999,327,690)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
FOREIGN CORPORATE BONDS AND NOTES – 2.1%
	Insurance – 2.1%
104,408,028	Highlands Holdings Bond Issuer Ltd./Highlands Holdings Bond Co-Issuer, Inc. (e) (j)	7.63%	10/15/25	101,846,899
	(Cost $106,963,152)

See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Portfolio of Investments (Continued)
October 31, 2023
Shares	Description	Value
EXCHANGE-TRADED FUNDS – 0.0%
	Capital Markets – 0.0%
215,969	Invesco Preferred ETF	$2,220,161
	(Cost $2,415,432)
	Total Investments – 98.8%	4,814,592,417
	(Cost $5,748,557,263)
	Net Other Assets and Liabilities – 1.2%	57,002,024
	Net Assets – 100.0%	$4,871,594,441

(a)	Perpetual maturity.
(b)	Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at October 31, 2023. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.
(c)	Floating or variable rate security.
(d)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by First Trust Advisors L.P. (the “Advisor”).
(e)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by the Advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2023, securities noted as such amounted to $1,163,653,390 or 23.9% of net assets.
(f)	This security is contingent convertible capital security which may be subject to conversion into common stock of the issuer under certain circumstances. At October 31, 2023, securities noted as such amounted to $1,187,820,788 or 24.4% of net assets. Of these securities, 7.9% originated in emerging markets, and 92.1% originated in foreign markets.
(g)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.
(h)	Claim pending with the administrative court of Switzerland.
(i)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Financial Statements).
(j)	These notes are Senior Payment-in-kind (“PIK”) Toggle Notes whereby the issuer may, at its option, elect to pay interest on the notes (1) entirely in cash or (2) entirely in PIK interest. Interest paid in cash will accrue on the notes at a rate of 7.63% per annum (“Cash Interest Rate”) and PIK interest will accrue on the notes at a rate per annum equal to the Cash Interest Rate plus 75 basis points. For the fiscal year ended October 31, 2023 this security paid all of its interest in cash.

Abbreviations throughout the Portfolio of Investments:
CME	– Chicago Mercantile Exchange
CSA	– Credit Spread Adjustment
LIBOR	– London Interbank Offered Rate
SOFR	– Secured Overnight Financing Rate

See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Portfolio of Investments (Continued)
October 31, 2023

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 10/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
$25 Par Preferred Securities:
Gas Utilities	$ 13,416,492	$ —	$ 13,416,492	$ —
Insurance	346,791,152	303,801,491	42,989,661	—
Other Industry Categories*	767,081,102	767,081,102	—	—
$100 Par Preferred Securities*	63,175	—	63,175	—
$1,000 Par Preferred Securities*	170,203,476	170,203,476	—	—
Capital Preferred Securities*	3,412,969,960	—	3,412,969,960	—
Foreign Corporate Bonds and Notes*	101,846,899	—	101,846,899	—
Exchange-Traded Funds*	2,220,161	2,220,161	—	—
Total Investments	$ 4,814,592,417	$ 1,243,306,230	$ 3,571,286,187	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Institutional Preferred Securities and Income ETF (FPEI)
Portfolio of Investments
October 31, 2023
Shares	Description	Stated Rate	Stated Maturity	Value
$1,000 PAR PREFERRED SECURITIES – 1.5%
	Banks – 1.5%
6,831	Bank of America Corp., Series L	7.25%	(a)	$7,194,409
8,568	Wells Fargo & Co., Series L	7.50%	(a)	9,050,378
	Total $1,000 Par Preferred Securities			16,244,787
	(Cost $20,753,595)
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES – 93.9%
	Banks – 48.7%
$4,950,000	Australia & New Zealand Banking Group Ltd. (b) (c) (d)	6.75%	(a)	4,806,623
1,145,000	Australia & New Zealand Banking Group Ltd. (c) (d) (e)	6.75%	(a)	1,111,835
7,800,000	Banco Bilbao Vizcaya Argentaria S.A. (c) (d)	9.38%	(a)	7,540,658
10,400,000	Banco Bilbao Vizcaya Argentaria S.A., Series 9 (c) (d)	6.50%	(a)	9,824,029
2,000,000	Banco Mercantil del Norte S.A. (b) (c) (d)	6.63%	(a)	1,505,947
10,101,000	Banco Mercantil del Norte S.A. (b) (c) (d)	7.50%	(a)	8,725,236
3,592,000	Banco Mercantil del Norte S.A. (b) (c) (d)	7.63%	(a)	3,257,645
1,400,000	Banco Mercantil del Norte S.A. (b) (c) (d)	8.38%	(a)	1,278,115
9,000,000	Banco Santander S.A. (c) (d)	4.75%	(a)	6,494,674
5,000,000	Banco Santander S.A. (c) (d) (e)	7.50%	(a)	4,863,850
3,656,000	Bank of America Corp., Series RR (d)	4.38%	(a)	2,959,902
23,796,000	Bank of America Corp., Series TT (d)	6.13%	(a)	22,432,969
2,684,000	Bank of America Corp., Series X (d)	6.25%	(a)	2,644,630
3,200,000	Bank of Nova Scotia (The) (d)	4.90%	(a)	2,928,087
19,400,000	Bank of Nova Scotia (The) (d)	8.63%	10/27/82	19,026,455
1,000,000	Bank of Nova Scotia (The), Series 2 (d)	3.63%	10/27/81	703,433
6,300,000	Barclays PLC (c) (d)	4.38%	(a)	4,321,603
7,870,000	Barclays PLC (c) (d)	8.00%	(a)	7,716,884
20,050,000	Barclays PLC (c) (d)	8.00%	(a)	17,784,350
700,000	BBVA Bancomer S.A. (b) (c) (d)	5.88%	09/13/34	607,096
7,200,000	BBVA Bancomer S.A. (b) (c) (d)	8.45%	06/29/38	6,873,365
17,408,000	BNP Paribas S.A. (b) (c) (d)	4.63%	(a)	12,115,501
10,890,000	BNP Paribas S.A. (b) (c) (d)	7.75%	(a)	10,124,142
18,450,000	BNP Paribas S.A. (b) (c) (d)	8.50%	(a)	17,724,706
1,000,000	BNP Paribas S.A. (b) (c) (d)	9.25%	(a)	1,018,989
8,195,000	Citigroup, Inc. (d)	3.88%	(a)	6,891,301
5,000,000	Citigroup, Inc. (d)	7.63%	(a)	4,827,216
3,467,000	Citigroup, Inc., Series M (d)	6.30%	(a)	3,375,000
11,414,000	Citigroup, Inc., Series P (d)	5.95%	(a)	10,866,136
4,149,000	Citigroup, Inc., Series W (d)	4.00%	(a)	3,572,634
2,979,000	Citigroup, Inc., Series Y (d)	4.15%	(a)	2,326,940
7,028,000	Citizens Financial Group, Inc., Series F (d)	5.65%	(a)	6,095,934
12,941,000	Citizens Financial Group, Inc., Series G (d)	4.00%	(a)	8,843,477
1,358,000	CoBank ACB, Series I (d)	6.25%	(a)	1,283,110
3,185,000	CoBank ACB, Series K (d)	6.45%	(a)	2,966,539
400,000	Commerzbank AG (c) (d) (e)	7.00%	(a)	362,030
1,000,000	CoreStates Capital III, 3 Mo. CME Term SOFR + CSA + 0.57% (b) (f)	6.20%	02/15/27	948,480
2,306,000	Credit Agricole S.A. (b) (c) (d)	6.88%	(a)	2,243,576
3,000,000	Credit Agricole S.A. (c) (d) (e)	7.88%	(a)	2,992,500
3,400,000	Danske Bank A.S. (c) (d) (e)	4.38%	(a)	2,916,826
1,400,000	Danske Bank A.S. (c) (d) (e)	7.00%	(a)	1,339,751
800,000	Farm Credit Bank of Texas, Series 3 (b) (d)	6.20%	(a)	724,000
1,100,000	Farm Credit Bank of Texas, Series 4 (b) (d)	5.70%	(a)	1,039,500
3,290,000	Fifth Third Bancorp, Series L (d)	4.50%	(a)	2,804,848

See Notes to Financial Statements

First Trust Institutional Preferred Securities and Income ETF (FPEI)
Portfolio of Investments (Continued)
October 31, 2023
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (Continued)
	Banks (Continued)
$4,200,000	HSBC Holdings PLC (c) (d)	4.60%	(a)	$3,047,136
19,600,000	HSBC Holdings PLC (c) (d)	8.00%	(a)	19,281,500
735,000	Huntington Bancshares, Inc., Series F (d)	5.63%	(a)	575,249
3,700,000	Huntington Bancshares, Inc., Series G (d)	4.45%	(a)	2,770,317
3,750,000	ING Groep N.V. (c) (d)	5.75%	(a)	3,301,425
400,000	ING Groep N.V. (c) (d)	6.50%	(a)	374,626
21,639,000	ING Groep N.V. (c) (d) (e)	7.50%	(a)	19,446,234
23,670,000	Intesa Sanpaolo S.p.A. (b) (c) (d)	7.70%	(a)	22,163,854
8,295,000	JPMorgan Chase & Co., Series KK (d)	3.65%	(a)	7,216,433
7,241,000	JPMorgan Chase & Co., Series Q, 3 Mo. CME Term SOFR + CSA + 3.25% (f)	8.88%	(a)	7,265,221
2,533,000	JPMorgan Chase & Co., Series S (d)	6.75%	(a)	2,532,660
1,550,000	Lloyds Banking Group PLC (c) (d)	6.75%	(a)	1,429,965
8,040,000	Lloyds Banking Group PLC (c) (d)	7.50%	(a)	7,479,612
15,580,000	Lloyds Banking Group PLC (c) (d)	8.00%	(a)	13,719,859
370,000	M&T Bank Corp., Series F (d)	5.13%	(a)	280,413
18,781,000	NatWest Group PLC (c) (d)	6.00%	(a)	17,252,386
1,550,000	NatWest Group PLC (c) (d)	8.00%	(a)	1,506,414
9,424,000	PNC Financial Services Group (The), Inc., Series U (d)	6.00%	(a)	7,923,323
14,185,000	PNC Financial Services Group (The), Inc., Series V (d)	6.20%	(a)	12,655,650
8,499,000	PNC Financial Services Group (The), Inc., Series W (d)	6.25%	(a)	7,015,931
5,000,000	Regions Financial Corp., Series D (d)	5.75%	(a)	4,598,982
5,600,000	Societe Generale S.A. (b) (c) (d)	5.38%	(a)	4,030,355
2,639,000	Societe Generale S.A. (b) (c) (d)	8.00%	(a)	2,586,498
7,200,000	Societe Generale S.A. (b) (c) (d)	9.38%	(a)	6,968,690
9,470,000	Standard Chartered PLC (b) (c) (d)	7.75%	(a)	9,109,592
6,600,000	Svenska Handelsbanken AB (c) (d) (e)	4.75%	(a)	4,950,878
600,000	Swedbank AB (c) (d) (e)	7.63%	(a)	558,524
1,200,000	Swedbank AB, Series NC5 (c) (d) (e)	5.63%	(a)	1,160,370
463,000	Texas Capital Bancshares, Inc. (d)	4.00%	05/06/31	382,319
31,370,000	Toronto-Dominion Bank (The) (d)	8.13%	10/31/82	30,854,343
7,800,000	Truist Financial Corp., Series N (d)	4.80%	(a)	6,411,697
9,300,000	UniCredit S.p.A. (c) (d) (e)	8.00%	(a)	9,185,145
600,000	UniCredit S.p.A. (b) (d)	7.30%	04/02/34	556,957
750,000	UniCredit S.p.A. (b) (d)	5.46%	06/30/35	615,611
11,640,000	Wells Fargo & Co. (d)	7.63%	(a)	11,684,196
13,695,000	Wells Fargo & Co., Series BB (d)	3.90%	(a)	11,870,621
				507,573,508
	Capital Markets – 7.5%
5,371,000	Apollo Management Holdings, L.P. (b) (d)	4.95%	01/14/50	4,774,509
8,435,000	Ares Finance Co. III LLC (b) (d)	4.13%	06/30/51	6,323,982
1,370,000	Bank of New York Mellon (The) Corp., Series I (d)	3.75%	(a)	1,063,813
13,000,000	Charles Schwab (The) Corp., Series G (d)	5.38%	(a)	12,409,255
13,000,000	Charles Schwab (The) Corp., Series H (d)	4.00%	(a)	8,887,683
15,529,000	Charles Schwab (The) Corp., Series I (d)	4.00%	(a)	12,344,328
250,000	Charles Schwab (The) Corp., Series K (d)	5.00%	(a)	198,072
4,150,000	Credit Suisse Group AG, Claim (g) (h)			456,500
2,057,000	Credit Suisse Group AG, Claim (g) (h)			226,270
18,000,000	Credit Suisse Group AG, Claim (g) (h)			1,980,000
7,770,000	Credit Suisse Group AG, Claim (g) (h)			854,700
6,243,000	Credit Suisse Group AG, Claim (g) (h)			686,730
9,950,000	Deutsche Bank AG, Series 2020 (c) (d)	6.00%	(a)	8,061,051
1,830,000	EFG International AG (c) (d) (e)	5.50%	(a)	1,388,037
1,200,000	Goldman Sachs Group (The), Inc., Series R (d)	4.95%	(a)	1,108,141
See Notes to Financial Statements

First Trust Institutional Preferred Securities and Income ETF (FPEI)
Portfolio of Investments (Continued)
October 31, 2023
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (Continued)
	Capital Markets (Continued)
$2,899,000	Goldman Sachs Group (The), Inc., Series T (d)	3.80%	(a)	$2,269,178
3,185,000	Goldman Sachs Group (The), Inc., Series U (d)	3.65%	(a)	2,476,182
11,900,000	Goldman Sachs Group (The), Inc., Series W (d)	7.50%	(a)	11,700,709
693,000	Macquarie Bank Ltd. (b) (c) (d)	6.13%	(a)	613,976
811,000	Morgan Stanley, Series M (d)	5.88%	(a)	662,182
				78,485,298
	Construction Materials – 0.5%
4,800,000	Cemex SAB de CV (b) (d)	9.13%	(a)	4,926,648
	Consumer Finance – 1.2%
3,105,000	Ally Financial, Inc., Series B (d)	4.70%	(a)	2,025,155
3,846,000	Ally Financial, Inc., Series C (d)	4.70%	(a)	2,254,947
9,347,000	American Express Co. (d)	3.55%	(a)	7,360,762
1,932,000	Capital One Financial Corp., Series M (d)	3.95%	(a)	1,349,464
				12,990,328
	Electric Utilities – 1.3%
1,349,000	American Electric Power Co., Inc. (d)	3.88%	02/15/62	1,066,148
827,000	Edison International, Series A (d)	5.38%	(a)	743,201
4,520,000	Emera, Inc., Series 16-A (d)	6.75%	06/15/76	4,267,726
7,500,000	Southern California Edison Co., Series E, 3 Mo. LIBOR + 4.20% (f)	9.83%	(a)	7,489,488
				13,566,563
	Financial Services – 2.9%
3,000,000	American AgCredit Corp. (b) (d)	5.25%	(a)	2,760,000
4,200,000	Capital Farm Credit ACA, Series 1 (b) (d)	5.00%	(a)	3,801,000
650,000	Compeer Financial ACA (b) (d)	4.88%	(a)	588,250
21,096,000	Corebridge Financial, Inc. (d)	6.88%	12/15/52	19,514,937
2,512,000	Equitable Holdings, Inc., Series B (d)	4.95%	(a)	2,295,609
755,000	Voya Financial, Inc., Series A (d)	7.75%	(a)	743,135
				29,702,931
	Food Products – 0.9%
1,200,000	Dairy Farmers of America, Inc. (i)	7.13%	(a)	1,089,000
1,056,000	Land O’Lakes Capital Trust I (i)	7.45%	03/15/28	976,800
6,146,000	Land O’Lakes, Inc. (b)	7.00%	(a)	4,517,310
2,220,000	Land O’Lakes, Inc. (b)	7.25%	(a)	1,742,700
400,000	Land O’Lakes, Inc. (e)	7.25%	(a)	314,000
535,000	Land O’Lakes, Inc. (b)	8.00%	(a)	476,150
				9,115,960
	Insurance – 14.0%
10,000,000	Allianz SE (b) (d)	6.35%	09/06/53	9,561,883
4,288,000	Assurant, Inc. (d)	7.00%	03/27/48	4,124,953
2,300,000	Assured Guaranty Municipal Holdings, Inc. (b) (d)	6.40%	12/15/66	1,967,179
1,700,000	Assured Guaranty Municipal Holdings, Inc. (d) (e)	6.40%	12/15/66	1,454,002
6,496,000	AXIS Specialty Finance LLC (d)	4.90%	01/15/40	5,142,685
10,200,000	CNP Assurances SACA (d) (e)	4.88%	(a)	7,399,182
1,332,000	Enstar Finance LLC (d)	5.75%	09/01/40	1,177,483
10,538,000	Enstar Finance LLC (d)	5.50%	01/15/42	8,417,818
5,000,000	Global Atlantic Fin Co. (b)	7.95%	06/15/33	4,654,399
14,102,000	Global Atlantic Fin Co. (b) (d)	4.70%	10/15/51	9,836,956

See Notes to Financial Statements

First Trust Institutional Preferred Securities and Income ETF (FPEI)
Portfolio of Investments (Continued)
October 31, 2023
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (Continued)
	Insurance (Continued)
$20,493,000	Hartford Financial Services Group (The), Inc., 3 Mo. CME Term SOFR + CSA + 2.13% (b) (f)	7.75%	02/12/47	$17,570,690
2,464,000	Kuvare US Holdings, Inc. (b) (d)	7.00%	02/17/51	2,488,640
3,631,000	La Mondiale SAM (d) (e)	5.88%	01/26/47	3,373,344
6,850,000	Lancashire Holdings Ltd. (d) (e)	5.63%	09/18/41	5,518,059
10,300,000	Liberty Mutual Group, Inc. (b) (d)	4.13%	12/15/51	8,195,196
6,585,000	Liberty Mutual Group, Inc. (b)	4.30%	02/01/61	3,445,920
18,876,000	Lincoln National Corp., Series C (d)	9.25%	(a)	19,045,827
2,501,000	Markel Corp. (d)	6.00%	(a)	2,421,116
6,514,000	MetLife, Inc.	6.40%	12/15/36	6,118,837
2,900,000	MetLife, Inc. (b)	9.25%	04/08/38	3,145,122
10,415,000	Prudential Financial, Inc. (d)	6.00%	09/01/52	9,337,294
8,200,000	QBE Insurance Group Ltd. (b) (d)	5.88%	(a)	7,857,409
2,850,000	QBE Insurance Group Ltd. (d) (e)	6.75%	12/02/44	2,808,125
300,000	QBE Insurance Group Ltd. (d) (e)	5.88%	06/17/46	284,613
				145,346,732
	Multi-Utilities – 4.0%
15,645,000	Algonquin Power & Utilities Corp. (d)	4.75%	01/18/82	12,367,451
9,925,000	Dominion Energy, Inc., Series B (d)	4.65%	(a)	9,063,165
14,297,000	Dominion Energy, Inc., Series C (d)	4.35%	(a)	11,704,245
11,003,000	Sempra (d)	4.13%	04/01/52	8,488,654
				41,623,515
	Oil, Gas & Consumable Fuels – 9.5%
9,384,000	Buckeye Partners, L.P., 3 Mo. LIBOR + 4.02% (f)	9.69%	01/22/78	7,674,282
1,026,000	Enbridge, Inc. (d)	6.25%	03/01/78	900,407
7,815,000	Enbridge, Inc. (d)	7.63%	01/15/83	7,009,595
14,500,000	Enbridge, Inc. (d)	8.50%	01/15/84	13,897,859
8,398,000	Enbridge, Inc., Series 16-A (d)	6.00%	01/15/77	7,322,489
7,504,000	Enbridge, Inc., Series 20-A (d)	5.75%	07/15/80	6,264,035
1,069,000	Energy Transfer, L.P., Series B (d)	6.63%	(a)	829,811
16,973,000	Energy Transfer, L.P., Series F (d)	6.75%	(a)	15,387,124
15,403,000	Energy Transfer, L.P., Series G (d)	7.13%	(a)	12,829,588
728,000	Energy Transfer, L.P., Series H (d)	6.50%	(a)	661,155
278,000	Enterprise Products Operating LLC (d)	5.38%	02/15/78	236,778
9,377,000	Enterprise Products Operating LLC, Series D, 3 Mo. CME Term SOFR + CSA + 2.99% (f)	8.62%	08/16/77	9,181,689
2,950,000	Enterprise Products Operating LLC, Series E (d)	5.25%	08/16/77	2,539,129
10,394,000	Transcanada Trust (d)	5.50%	09/15/79	8,274,186
7,650,000	Transcanada Trust (d)	5.60%	03/07/82	5,914,002
				98,922,129
	Retail REITs – 1.4%
6,204,000	Scentre Group Trust 2 (b) (d)	4.75%	09/24/80	5,577,247
11,220,000	Scentre Group Trust 2 (b) (d)	5.13%	09/24/80	9,264,899
				14,842,146
	Trading Companies & Distributors – 2.0%
13,172,000	AerCap Holdings N.V. (d)	5.88%	10/10/79	12,376,318
1,127,000	Air Lease Corp., Series B (d)	4.65%	(a)	962,055
See Notes to Financial Statements

First Trust Institutional Preferred Securities and Income ETF (FPEI)
Portfolio of Investments (Continued)
October 31, 2023
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (Continued)
	Trading Companies & Distributors (Continued)
$8,940,000	Aircastle Ltd. (b) (d)	5.25%	(a)	$7,054,978
				20,393,351
	Total Capital Preferred Securities			977,489,109
	(Cost $1,075,034,277)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
FOREIGN CORPORATE BONDS AND NOTES – 1.6%
	Insurance – 1.6%
16,900,342	Highlands Holdings Bond Issuer Ltd./Highlands Holdings Bond Co-Issuer, Inc. (b) (j)	7.63%	10/15/25	16,485,777
	(Cost $17,041,171)

Total Investments – 97.0%	1,010,219,673
(Cost $1,112,829,043)
Net Other Assets and Liabilities – 3.0%	31,077,672
Net Assets – 100.0%	$1,041,297,345

(a)	Perpetual maturity.
(b)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., (the “Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2023, securities noted as such amounted to $256,655,298 or 24.6% of net assets.
(c)	This security is a contingent convertible capital security which may be subject to conversion into common stock of the issuer under certain circumstances. At October 31, 2023, securities noted as such amounted to $295,166,058 or 28.3% of net assets. Of these securities, 7.5% originated in emerging markets, and 92.5% originated in foreign markets.
(d)	Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at October 31, 2023. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.
(e)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.
(f)	Floating or variable rate security.
(g)	Claim pending with the administrative court of Switzerland.
(h)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by the Advisor.
(i)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Financial Statements).
(j)	These notes are Senior Payment-in-kind (“PIK”) Toggle Notes whereby the issuer may, at its option, elect to pay interest on the notes (1) entirely in cash or (2) entirely in PIK interest. Interest paid in cash will accrue on the notes at a rate of 7.63% per annum (“Cash Interest Rate”) and PIK interest will accrue on the notes at a rate per annum equal to the Cash Interest Rate plus 75 basis points. For the fiscal year ended October 31, 2023, this security paid all of its interest in cash.

Abbreviations throughout the Portfolio of Investments:
CME	– Chicago Mercantile Exchange
CSA	– Credit Spread Adjustment
LIBOR	– London Interbank Offered Rate
SOFR	– Secured Overnight Financing Rate

See Notes to Financial Statements

First Trust Institutional Preferred Securities and Income ETF (FPEI)
Portfolio of Investments (Continued)
October 31, 2023

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 10/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
$1,000 Par Preferred Securities*	$ 16,244,787	$ 16,244,787	$ —	$ —
Capital Preferred Securities*	977,489,109	—	977,489,109	—
Foreign Corporate Bonds and Notes*	16,485,777	—	16,485,777	—
Total Investments	$ 1,010,219,673	$ 16,244,787	$ 993,974,886	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Assets and Liabilities
October 31, 2023
	First Trust Preferred Securities and Income ETF (FPE)	First Trust Institutional Preferred Securities and Income ETF (FPEI)
ASSETS:
Investments, at value	$ 4,814,592,417	$ 1,010,219,673
Cash	4,046,684	17,503,427
Receivables:
Interest	50,965,210	14,271,954
Investment securities sold	8,372,954	—
Dividends	2,937,951	—
Reclaims	438,586	20,775
Miscellaneous	—	36,191
Total Assets	4,881,353,802	1,042,052,020
LIABILITIES:
Payables:
Capital shares redeemed	6,202,225	—
Investment advisory fees	3,556,944	754,675
Other liabilities	192	—
Total Liabilities	9,759,361	754,675
NET ASSETS	$4,871,594,441	$1,041,297,345
NET ASSETS consist of:
Paid-in capital	$ 6,424,580,330	$ 1,178,027,029
Par value	3,126,550	630,000
Accumulated distributable earnings (loss)	(1,556,112,439)	(137,359,684)
NET ASSETS	$4,871,594,441	$1,041,297,345
NET ASSET VALUE, per share	$15.58	$16.53
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	312,655,000	63,000,002
Investments, at cost	$5,748,557,263	$1,112,829,043

See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Operations
For the Year Ended October 31, 2023
	First Trust Preferred Securities and Income ETF (FPE)	First Trust Institutional Preferred Securities and Income ETF (FPEI)
INVESTMENT INCOME:
Interest	$ 273,929,014	$ 62,492,231
Dividends	110,932,276	1,062,248
Foreign withholding tax	(738,358)	(23,681)
Other	369	75
Total investment income	384,123,301	63,530,873
EXPENSES:
Investment advisory fees	46,658,092	8,070,518
Legal fees	272,389	57,815
Total expenses	46,930,481	8,128,333
NET INVESTMENT INCOME (LOSS)	337,192,820	55,402,540
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(436,100,233)	(29,508,510)
In-kind redemptions	(5,066,084)	—
Foreign currency transactions	38	—
Net realized gain (loss)	(441,166,279)	(29,508,510)
Net change in unrealized appreciation (depreciation) on investments	109,503,416	(24,524,066)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(331,662,863)	(54,032,576)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 5,529,957	$ 1,369,964
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Changes in Net Assets
	First Trust Preferred Securities and Income ETF (FPE)		First Trust Institutional Preferred Securities and Income ETF (FPEI)
	Year Ended 10/31/2023	Year Ended 10/31/2022	Year Ended 10/31/2023	Year Ended 10/31/2022
OPERATIONS:
Net investment income (loss)	$ 337,192,820	$ 353,394,584	$ 55,402,540	$ 28,000,793
Net realized gain (loss)	(441,166,279)	(114,950,428)	(29,508,510)	(5,614,594)
Net change in unrealized appreciation (depreciation)	109,503,416	(1,384,334,348)	(24,524,066)	(96,752,605)
Net increase (decrease) in net assets resulting from operations	5,529,957	(1,145,890,192)	1,369,964	(74,366,406)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(330,265,462)	(343,498,173)	(53,643,034)	(26,784,009)
Return of capital	(13,534,543)	(13,679,185)	(3,014,313)	(1,398,898)
Total distributions to shareholders	(343,800,005)	(357,177,358)	(56,657,347)	(28,182,907)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	271,414,610	718,008,516	488,535,584	317,318,641
Cost of shares redeemed	(1,088,245,754)	(886,491,469)	(40,986,674)	(58,151,167)
Net increase (decrease) in net assets resulting from shareholder transactions	(816,831,144)	(168,482,953)	447,548,910	259,167,474
Total increase (decrease) in net assets	(1,155,101,192)	(1,671,550,503)	392,261,527	156,618,161
NET ASSETS:
Beginning of period	6,026,695,633	7,698,246,136	649,035,818	492,417,657
End of period	$4,871,594,441	$6,026,695,633	$1,041,297,345	$649,035,818
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	363,155,000	376,405,000	37,600,002	24,000,002
Shares sold	15,600,000	36,550,000	27,850,000	16,700,000
Shares redeemed	(66,100,000)	(49,800,000)	(2,450,000)	(3,100,000)
Shares outstanding, end of period	312,655,000	363,155,000	63,000,002	37,600,002

See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Financial Highlights
For a share outstanding throughout each period
First Trust Preferred Securities and Income ETF (FPE)
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$ 16.60	$ 20.45	$ 19.23	$ 19.89	$ 18.76
Income from investment operations:
Net investment income (loss)	1.00 (a)	0.92	0.90	1.00	1.08
Net realized and unrealized gain (loss)	(1.00)	(3.84)	1.24	(0.66)	1.14
Total from investment operations	—	(2.92)	2.14	0.34	2.22
Distributions paid to shareholders from:
Net investment income	(0.98)	(0.89)	(0.88)	(0.94)	(1.07)
Return of capital	(0.04)	(0.04)	(0.04)	(0.06)	(0.02)
Total distributions	(1.02)	(0.93)	(0.92)	(1.00)	(1.09)
Net asset value, end of period	$15.58	$16.60	$20.45	$19.23	$19.89
Total return (b)	(0.10)%	(14.65)%	11.26%	1.94%	12.25%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 4,871,594	$ 6,026,696	$ 7,698,246	$ 5,422,433	$ 4,678,519
Ratio of total expenses to average net assets	0.84%	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income (loss) to average net assets	6.04%	4.95%	4.54%	5.24%	5.69%
Portfolio turnover rate (c)	34%	35%	27%	43%	28%

(a)	Based on average shares outstanding.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Institutional Preferred Securities and Income ETF (FPEI)
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$ 17.26	$ 20.52	$ 19.36	$ 19.85	$ 18.75
Income from investment operations:
Net investment income (loss)	1.00 (a)	0.88	0.90	1.01	1.01
Net realized and unrealized gain (loss)	(0.72)	(3.22)	1.19	(0.50)	1.12
Total from investment operations	0.28	(2.34)	2.09	0.51	2.13
Distributions paid to shareholders from:
Net investment income	(0.96)	(0.87)	(0.88)	(0.97)	(1.00)
Return of capital	(0.05)	(0.05)	(0.05)	(0.03)	(0.03)
Total distributions	(1.01)	(0.92)	(0.93)	(1.00)	(1.03)
Net asset value, end of period	$16.53	$17.26	$20.52	$19.36	$19.85
Total return (b)	1.57%	(11.68)%	10.91%	2.76%	11.75%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 1,041,297	$ 649,036	$ 492,418	$ 284,519	$ 235,178
Ratio of total expenses to average net assets	0.86% (c)	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income (loss) to average net assets	5.83%	4.89%	4.60%	5.22%	5.39%
Portfolio turnover rate (d)	26%	31%	22%	48%	28%

(a)	Based on average shares outstanding.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Includes extraordinary legal fees. If the legal fees expense was not included, the expense ratio would have been 0.85%.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Exchange-Traded Fund III
October 31, 2023
1. Organization
First Trust Exchange-Traded Fund III (the “Trust”) is a diversified open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of seventeen funds that are offering shares. This report covers the two funds (each a “Fund” and collectively, the “Funds”) listed below, each a diversified series of the Trust and listed and traded on NYSE Arca, Inc.
First Trust Preferred Securities and Income ETF – (ticker “FPE”)
First Trust Institutional Preferred Securities and Income ETF – (ticker “FPEI”)
Each Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
Each Fund is an actively managed exchange-traded fund. The investment objective of each Fund is to seek total return and to provide current income.
Under normal market conditions, FPE seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in preferred securities and income-producing debt securities, including corporate bonds, high-yield securities (commonly referred to as “junk” bonds) and convertible securities.
Under normal market conditions, FPEI seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in institutional preferred securities and income-producing debt securities, including hybrid capital securities, contingent capital securities, U.S. and non-U.S. corporate bonds and convertible securities.
There can be no assurance that a Fund will achieve its investment objective. The Funds may not be appropriate for all investors.
2. Significant Accounting Policies
The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. Each Fund’s NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds’ investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund’s investments are valued as follows:
Preferred stocks, exchange-traded funds and other equity securities listed on any national or foreign exchange (excluding Nasdaq, Inc. (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
October 31, 2023
Bonds, notes, capital preferred securities, and other debt securities are fair valued on the basis of valuations provided by a third-party pricing service approved by the Advisor’s Pricing Committee, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.
Securities trading on foreign exchanges or over-the-counter markets that close prior to the NYSE close may be valued using a systematic fair valuation model provided by a third-party pricing service. If these foreign securities meet certain criteria in relation to the valuation model, their valuation is systematically adjusted to reflect the impact of movement in the U.S. market after the close of the foreign markets.
Equity securities traded in an over-the-counter market are valued at the close price or the last trade price.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
2)	the type of security;
3)	the size of the holding;
4)	the initial cost of the security;
5)	transactions in comparable securities;
6)	price quotes from dealers and/or third-party pricing services;
7)	relationships among various securities;
8)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
9)	an analysis of the issuer’s financial statements;
10)	the existence of merger proposals or tender offers that might affect the value of the security; and
11)	other relevant factors.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
October 31, 2023
If the securities in question are foreign securities, the following additional information may be considered:
1)	the last sale price on the exchange on which they are principally traded;
2)	the value of similar foreign securities traded on other foreign markets;
3)	ADR trading of similar securities;
4)	closed-end fund or exchange-traded fund trading of similar securities;
5)	foreign currency exchange activity;
6)	the trading prices of financial products that are tied to baskets of foreign securities;
7)	factors relating to the event that precipitated the pricing problem;
8)	whether the event is likely to recur;
9)	whether the effects of the event are isolated or whether they affect entire markets, countries or regions; and
10)	other relevant factors.
The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of October 31, 2023, is included with each Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
Distributions received from a Fund’s investments in real estate investment trusts (“REITs”) may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REITs’ fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
The United Kingdom’s Financial Conduct Authority (the “FCA”), which regulates the London Interbank Offered Rates (“LIBOR”), ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. The overnight and 12-month USD LIBOR settings permanently ceased as of June 30, 2023. The FCA announced that the 1-, 3- and 6-month USD LIBOR settings will continue to be published using a synthetic methodology to serve as a fallback for non-U.S. contracts until September 2024. In response to the discontinuation of LIBOR, investors have added fallback provisions to existing contracts for investments whose value is tied to LIBOR, with most fallback provisions requiring the adoption of the Secured Overnight Financing Rate (“SOFR”) as a replacement rate. There is no assurance that any alternative reference rate, including SOFR, will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
October 31, 2023
liquidity. At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on the Fund or its investments.
C. Restricted Securities
The Funds invest in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of October 31, 2023, the Funds held restricted securities as shown in the following table that the Advisor has deemed illiquid pursuant to procedures adopted by the Trust’s Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Funds do not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.
Security	Acquisition Date	Par Amount	Current Price	Carrying Cost	Value	% of Net Assets
FPE
Dairy Farmers of America, Inc., 7.13%	09/15/16-12/08/21	$10,700,000	$90.75	$10,903,500	$9,710,250	0.20%
Fortegra Financial Corp., 8.50%, 10/15/57	10/12/17-03/12/18	13,700,000	94.84	13,718,676	12,993,139	0.27
Land O’Lakes Capital Trust I, 7.45%, 03/15/28	03/20/15-05/08/18	20,360,000	92.50	21,545,604	18,833,000	0.39
				$46,167,780	$41,536,389	0.86%
FPEI
Dairy Farmers of America, Inc., 7.13%	01/21/21-12/08/21	$ 1,200,000	$90.75	$1,222,750	$1,089,000	0.10%
Land O’Lakes Capital Trust I, 7.45%, 03/15/28	05/04/18-06/15/21	1,056,000	92.50	1,131,126	976,800	0.09
				$2,353,876	$2,065,800	0.19%
D. Dividends and Distributions to Shareholders
Dividends from net investment income of each fund, if any, are declared and paid monthly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually. A Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by each Fund during the fiscal year ended October 31, 2023, was as follows:
	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust Preferred Securities and Income ETF	$ 330,265,462	$ —	$ 13,534,543
First Trust Institutional Preferred Securities and Income ETF	53,643,034	—	3,014,313
The tax character of distributions paid by each Fund during the fiscal year ended October 31, 2022, was as follows:

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
October 31, 2023
	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust Preferred Securities and Income ETF	$ 343,498,173	$ —	$ 13,679,185
First Trust Institutional Preferred Securities and Income ETF	26,784,009	—	1,398,898
As of October 31, 2023, the components of distributable earnings on a tax basis for each Fund were as follows:
	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)
First Trust Preferred Securities and Income ETF	$ —	$ (641,800,056)	$ (914,312,383)
First Trust Institutional Preferred Securities and Income ETF	—	(37,687,101)	(99,672,583)
E. Income Taxes
Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2020, 2021, 2022, and 2023 remain open to federal and state audit. As of October 31, 2023, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.
The Funds intend to utilize provisions of the federal income tax laws, which allow them to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Funds are subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2023, for federal income tax purposes, the Funds had capital loss carryforwards available that are shown in the table below, to the extent provided by regulations, to offset future capital gains.
Non-Expiring Capital Loss Carryforwards
First Trust Preferred Securities and Income ETF	$ 641,800,056
First Trust Institutional Preferred Securities and Income ETF	37,687,101
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
October 31, 2023
Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2023, the adjustments for each Fund were as follows:
	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
First Trust Preferred Securities and Income ETF	$ (11,540,932)	$ 11,746,587	$ (205,655)
First Trust Institutional Preferred Securities and Income ETF	(446,542)	98,151	348,391
As of October 31, 2023, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:
	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
First Trust Preferred Securities and Income ETF	$ 5,728,904,800	$ 28,132,740	$ (942,445,123)	$ (914,312,383)
First Trust Institutional Preferred Securities and Income ETF	1,109,892,256	3,570,530	(103,243,113)	(99,672,583)
F. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (See Note 3).
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the securities in each Fund’s portfolio, managing the Funds’ business affairs and providing certain administrative services necessary for the management of the Funds.
Stonebridge Advisors LLC (“Stonebridge” or the “Sub-Advisor”), a majority-owned affiliate of First Trust, serves as each Fund’s sub-advisor and manages each Fund’s portfolio subject to First Trust’s supervision. Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust will supervise Stonebridge and its management of the investment of each Fund’s assets and will pay Stonebridge for its services as each Fund’s sub-advisor. The Sub-Advisor receives a monthly portfolio management fee calculated at an annual rate of 0.425% of the average daily net assets of the Fund less the amount of Fund Expenses owed by the Sub-Advisor. During any period in which the Advisor’s management fee is reduced in accordance with the breakpoints described below, the investment sub-advisory fee (which is based on the Advisor’s management fee) paid to Stonebridge will be reduced to reflect the reduction in the Advisor’s management fee. First Trust is responsible for each Fund’s expenses, including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a 12b-1 plan, if any, and extraordinary expenses.
The annual unitary management fee payable by the Fund to First Trust for these services will be reduced at certain levels of the Fund’s net assets (“breakpoints”) and calculated pursuant to the schedule below:
Breakpoints	FPE	FPEI
Fund net assets up to and including $2.5 billion	0.85000%	0.85000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.82875%	0.82875%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.80750%	0.80750%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.78625%	0.78625%
Fund net assets greater than $10 billion	0.76500%	0.76500%
First Trust also provides fund reporting services to each Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
October 31, 2023
First Trust Capital Partners, LLC (“FTCP”), an affiliate of First Trust, owns a 51% ownership interest in Stonebridge.
The Trust has multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Funds. As custodian, BBH is responsible for custody of each Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for each Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended October 31, 2023, the cost of purchases and proceeds from sales of investment securities for each Fund, excluding short-term investments and in-kind transactions, were as follows:
	Purchases	Sales
First Trust Preferred Securities and Income ETF	$ 1,880,002,762	$ 2,647,970,594
First Trust Institutional Preferred Securities and Income ETF	693,763,318	238,613,993

For the fiscal year ended October 31, 2023, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:
	Purchases	Sales
First Trust Preferred Securities and Income ETF	$ 20,585,848	$ 52,812,967
First Trust Institutional Preferred Securities and Income ETF	—	—
5. Creations, Redemptions and Transaction Fees
Each Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with a Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as “Creation Units.” Prior to the start of trading on every business day, a Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of a Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of a Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in a Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of a Fund’s shares at or close to the NAV per share of the Fund.
Each Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
October 31, 2023
Each Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before February 28, 2025.
7. Borrowings
The Trust, on behalf of First Trust Preferred Securities and Income ETF, along with First Trust Series Fund and First Trust Exchange-Traded Fund IV, have a $550 million Credit Agreement with The Bank of Nova Scotia (“Scotia”) as administrative agent for a group of lenders. Prior to March 1, 2023, the commitment amount was $305 million. Scotia charges a commitment fee of 0.25% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans, and an agency fee. First Trust allocates the commitment fee and agency fee amongst the funds that have access to the credit line. To the extent that the Fund accesses the credit line, there would also be an interest fee charged. The Fund did not have any borrowings outstanding during the fiscal year ended October 31, 2023.
8. Indemnification
The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
9. Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there was the following subsequent event:
Pursuant to approval by the Trust’s Board of Trustees, The Bank of New York Mellon, 240 Greenwich Street, New York, New York, 10286, replaced Brown Brothers Harriman & Co. as the administrator, custodian, fund accountant and transfer agent for FPE and FPEI on November 6, 2023.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund III:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of First Trust Preferred Securities and Income ETF and First Trust Institutional Preferred Securities and Income ETF (the “Funds”), each a series of the First Trust Exchange-Traded Fund III, including the portfolios of investments, as of October 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2023, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
December 22, 2023
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Exchange-Traded Fund III
October 31, 2023 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
Each Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
For the taxable year ended October 31, 2023, the following percentages of income dividend paid by the Funds qualify for the dividends received deduction available to corporations:
Dividends Received Deduction
First Trust Preferred Securities and Income ETF	26.78%
First Trust Institutional Preferred Securities and Income ETF	28.35%
For the taxable year ended October 31, 2023, the following percentages of income dividend paid by the Funds is hereby designated as qualified dividend income:
Qualified Dividend Income
First Trust Preferred Securities and Income ETF	54.78%
First Trust Institutional Preferred Securities and Income ETF	62.47%
A portion of the ordinary dividends (including short-term capital gains) that FPE paid to shareholders during the taxable year ended October 31, 2023, may be eligible for the Qualified Business Income (QBI) Deduction under the Internal Revenue Code of 1986, as amended, section 199A for the aggregate dividends the Fund received from the underlying Real Estate Investment Trusts (REITs) it invests in.
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.

Additional Information (Continued)
First Trust Exchange-Traded Fund III
October 31, 2023 (Unaudited)
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Defined Outcome Funds Risk. To the extent a fund’s investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any) may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor’s investment period. Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund’s share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period. Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index or Model Constituent Risk. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund’s shares.

Additional Information (Continued)
First Trust Exchange-Traded Fund III
October 31, 2023 (Unaudited)
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. There is no assurance that any alternative reference rate, including the Secured Overnight Financing Rate (“SOFR”) will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Market risk is the risk that a particular security, or shares of a fund in general, may fall in value. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. In February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, and the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain fund investments as well as fund performance. The COVID-19 global pandemic and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets. While the U.S. has resumed “reasonably” normal business activity, many countries continue to impose lockdown measures. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. These events also adversely affect the prices and liquidity of a fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a fund’s shares and result in increased market volatility. During any such events, a fund’s shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on a fund’s shares may widen.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Operational Risk. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund’s ability to meet its investment objective. Although the funds and the funds’ investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Additional Information (Continued)
First Trust Exchange-Traded Fund III
October 31, 2023 (Unaudited)
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
Preferred Securities Risk. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company’s capital structure in terms of priority to corporate income, subjecting them to greater credit risk than those debt securities. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may obtain limited rights. In certain circumstances, an issuer of preferred securities may defer payment on the securities and, in some cases, redeem the securities prior to a specified date. Preferred securities may also be substantially less liquid than other securities, including common stock.
Valuation Risk. The valuation of certain securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. A fund may hold investments in sizes smaller than institutionally sized round lot positions (sometimes referred to as odd lots). However, third-party pricing services generally provide evaluations on the basis of institutionally-sized round lots. If a fund sells certain of its investments in an odd lot transaction, the sale price may be less than the value at which such securities have been held by the fund. Odd lots often trade at lower prices than institutional round lots. There is no assurance that the fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the fund.
NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE
Advisory and Sub-Advisory Agreements
Board Considerations Regarding Approval of the Continuation of the Investment Management and Sub-Advisory Agreements
The Board of Trustees of First Trust Exchange-Traded Fund III (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreements (as applicable to a specific Fund, the “Advisory Agreement” and collectively, the “Advisory Agreements”) with First Trust Advisors L.P. (the “Advisor”) and the Investment Sub-Advisory Agreements (as applicable to a specific Fund, the “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements” and together with the Advisory Agreements, the “Agreements”) among the Trust, the Advisor and Stonebridge Advisors LLC (the “Sub-Advisor”) on behalf of the following series of the Trust (each a “Fund” and collectively, the “Funds”):
First Trust Preferred Securities and Income ETF (FPE)
First Trust Institutional Preferred Securities and Income ETF (FPEI)
The Board approved the continuation of the applicable Agreements for each Fund for a one-year period ending June 30, 2024 at a meeting held on June 4–5, 2023.  The Board determined for each Fund that the continuation of the applicable Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements.  At meetings held on April 17, 2023 and June 4–5, 2023, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor and the Sub-Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable by each Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the sub-advisory fee as compared to fees charged to other clients of the Sub-Advisor; the expense ratio of each Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for each Fund, including comparisons of each Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to each Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any indirect benefits to the Advisor and its affiliates, First Trust Portfolios L.P. (“FTP”) and First Trust Capital

Additional Information (Continued)
First Trust Exchange-Traded Fund III
October 31, 2023 (Unaudited)
Partners, LLC (“FTCP”), and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs.  The Board reviewed initial materials with the Advisor at the meeting held on April 17, 2023, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor.  Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 4–5, 2023 meeting, as well as at the June meeting.  The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from each Fund’s perspective.  The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements.  The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor and the Sub-Advisor manage the Fund and knowing the Fund’s unitary fee.
In reviewing the applicable Agreements for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the applicable Agreements.  With respect to the Advisory Agreements, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services.  The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of each Fund’s investments, including portfolio risk monitoring and performance review.  In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and each Fund’s compliance with the 1940 Act, as well as each Fund’s compliance with its investment objective, policies and restrictions.  The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds.  Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 17, 2023 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex.  With respect to the Sub-Advisory Agreements, the Board noted that each Fund is an actively-managed ETF and the Sub-Advisor actively manages the Fund’s investments.  In addition to the written materials provided by the Sub-Advisor, at the April 17, 2023 meeting, the Board also received a presentation from representatives of the Sub-Advisor, who discussed the services that the Sub-Advisor provides to each Fund, including the Sub-Advisor’s day-to-day management of the Funds’ investments.  In considering the Sub-Advisor’s management of the Funds, the Board noted the background and experience of the Sub-Advisor’s portfolio management team.  In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed each Fund consistent with its investment objective, policies and restrictions.
The Board considered the unitary fee rate schedule payable by each Fund under the applicable Advisory Agreement for the services provided.  The Board noted that the sub-advisory fee for each Fund is paid by the Advisor from the Fund’s unitary fee.  The Board considered that as part of the unitary fee the Advisor is responsible for each Fund’s expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the applicable Advisory Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any.  The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Groups, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund (including ETFs) and non-fund clients, as applicable.  Because each Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point.  Based on the information provided, the Board noted that the total (net) expense ratio for each Fund was above the median total (net) expense ratio of the peer funds in its respective Expense Group.  With respect to the Expense Groups, the Board, at the April 17, 2023 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, and different business models that may affect the pricing of services among ETF sponsors.  The Board also noted that, for each Fund, not all peer funds employ an advisor/sub-advisor management structure.  The Board took these limitations and differences into account in considering the peer data.  With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability.  In considering the unitary fee rate schedules overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to each Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for each Fund.  The Board noted the process it has established for monitoring each Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and the Sub-Advisor for the Funds.  The Board determined that this process continues to be effective for reviewing each Fund’s performance.  The Board received and reviewed information comparing each Fund’s performance for periods ended December 31, 2022 to the

Additional Information (Continued)
First Trust Exchange-Traded Fund III
October 31, 2023 (Unaudited)
performance of the funds in its Performance Universe and to that of a benchmark index.  Based on the information provided, the Board noted that FPEI outperformed its Performance Universe median and benchmark index for the one-, three- and five-year periods ended December 31, 2022 and that FPE underperformed its Performance Universe median for the one-year period ended December 31, 2022, outperformed its Performance Universe median for the three- and five-year periods ended December 31, 2022 and outperformed its benchmark index for the one-, three- and five-year periods ended December 31, 2022.
On the basis of all the information provided on the unitary fee and performance of each Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for each Fund (out of which the Sub-Advisor is compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to each Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds at current asset levels and whether the Funds may benefit from any economies of scale. The Board noted that the unitary fee rate schedule for each Fund includes breakpoints pursuant to which the unitary fee rate will be reduced as assets of the Fund meet certain thresholds.  The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Funds will increase during the next twelve months as the Advisor continues to build infrastructure and add new staff.  The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Funds.  The Board concluded that the unitary fee rate schedule for each Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels.  The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each Fund for the twelve months ended December 31, 2022 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period.   The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for each Fund was not unreasonable.  In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Funds.  The Board noted that FTCP has an ownership interest in the Sub-Advisor and considered potential indirect benefits to the Advisor from such ownership interest.  The Board also considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP.  The Board considered the Advisor’s compensation for fund reporting services provided to the Funds pursuant to a separate Fund Reporting Services Agreement, which is paid from the unitary fee.  The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
The Board considered the Sub-Advisor’s expenses in providing sub-advisory services to the Funds and noted the Sub-Advisor’s hiring of additional personnel and the Sub-Advisor’s statement that it would add resources as needed if it experiences enough asset growth.   The Board noted that the Advisor pays the Sub-Advisor for each Fund from the unitary fee, that the sub-advisory fee will be reduced consistent with the breakpoints in the unitary fee rate schedule and its understanding that each Fund’s sub-advisory fee was the product of an arm’s length negotiation.  The Board did not review the profitability of the Sub-Advisor with respect to each Fund.  The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered indirect benefits that may be realized by the Sub-Advisor from its relationship with the Funds, including potential indirect benefits to the Sub-Advisor from the ownership interest of FTCP in the Sub-Advisor.  The Board noted the Sub-Advisor’s statements that its relationship with the Advisor has helped it build relationships with Wall Street firms that have preferred and hybrid securities trading desks, which may lead to access to those firms’ research reports, analysts and investment bankers on new issues, but that the Sub-Advisor does not utilize soft-dollar arrangements. The Board concluded that the character and amount of potential indirect benefits to the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of each Fund.  No single factor was determinative in the Board’s analysis.
Remuneration
First Trust Advisors L.P. (“First Trust”) is authorised and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of the  it manages (the “Funds”), in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the “Directive”). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust’s interpretation of currently available regulatory guidance on remuneration disclosures.
During the year ended December 31, 2022, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Funds is $3,662,451. This figure is comprised of $141,981 paid (or to be paid) in fixed compensation and $3,520,470 paid (or to

Additional Information (Continued)
First Trust Exchange-Traded Fund III
October 31, 2023 (Unaudited)
be paid) in variable compensation. There were a total of 24 beneficiaries of the remuneration described above. Those amounts include $1,931,586 paid (or to be paid) to senior management of First Trust Advisors L.P. and $1,730,865 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Fund (collectively, “Code Staff”).
Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust’s remuneration policy (the “Remuneration Policy”) which is determined and implemented by First Trust’s senior management. The Remuneration Policy reflects First Trust’s ethos of good governance and encapsulates the following principal objectives:
i. to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;
ii. to promote sound and effective risk management consistent with the risk profiles of the funds managed by First Trust; and
iii. to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the funds managed by First Trust in a manner that avoids conflicts of interest.
First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.
First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Fund.
The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.
No individual is involved in setting his or her own remuneration.

Board of Trustees and Officers
First Trust Exchange-Traded Fund III
 October 31, 2023 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Retired; Physician, Edward-Elmhurst Medical Group (2021 to September 2023); Physician and Officer, Wheaton Orthopedics (1990 to 2021)	254	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	Retired; President, ADM Investor Services, Inc. (Futures Commission Merchant) (2010 to July 2022)	254	Director, National Futures Association and ADMIS Singapore Ltd.; Formerly, Director of ADM Investor Services, Inc., ADM Investor Services International, ADMIS Hong Kong Ltd., and Futures Industry Association
Denise M. Keefe, Trustee (1964)	• Indefinite Term • Since 2021	Executive Vice President, Advocate Aurora Health and President, Advocate Aurora Continuing Health Division (Integrated Healthcare System)	254	Director and Board Chair of Advocate Home Health Services, Advocate Home Care Products and Advocate Hospice; Director and Board Chair of Aurora At Home (since 2018); Director of Advocate Physician Partners Accountable Care Organization; Director of RML Long Term Acute Care Hospitals; Director of Senior Helpers (since 2021); and Director of MobileHelp (since 2022)
Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	254	Formerly, Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (2018 to Present), Managing Director and Chief Operating Officer (2015 to 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	254	None
Bronwyn Wright, Trustee (1971)	• Indefinite Term • Since 2023	Independent Director to a number of Irish collective investment funds (2009 to Present); Various roles at international affiliates of Citibank (1994 to 2009), including Managing Director, Citibank Europe plc and Head of Securities and Fund Services, Citi Ireland (2007 to 2009)	229	None

Board of Trustees and Officers (Continued)
First Trust Exchange-Traded Fund III
 October 31, 2023 (Unaudited)
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INTERESTED TRUSTEE
James A. Bowen(1), Trustee and Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	254	None

Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since 2016	Managing Director and Chief Financial Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Derek D. Maltbie (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since 2023	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P., July 2021 to Present. Previously, Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P., 2014 to 2021.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.

Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.
(2)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Exchange-Traded Fund III
October 31, 2023 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies.” For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website.  We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users.  The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on:  Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2023

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First Trust Exchange-Traded Fund III
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
Stonebridge Advisors LLC
10 Westport Road, Suite C101
Wilton, CT 06897
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT*
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606
* Effective November 6, 2023, the Administrator, Custodian, Fund Accountant & Transfer Agent for First Trust Preferred Securities and Income ETF and First Trust Institutional Preferred Securities and Income ETF changed to The Bank of New York Mellon, 240 Greenwich Street, New York, New York, 10286.

First Trust Exchange-Traded Fund III
First Trust Managed Municipal ETF (FMB)
Annual Report
For the Year Ended
October 31, 2023

First Trust Managed Municipal ETF (FMB)
Annual Report
October 31, 2023
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund III (the “Trust”) described in this report (First Trust Managed Municipal ETF; hereinafter referred to as the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Managed Municipal ETF (FMB)
Annual Letter from the Chairman and CEO
October 31, 2023
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust Managed Municipal ETF (the “Fund”), which contains detailed information about the Fund for the twelve months ended October 31, 2023.
The Bureau of Economic Analysis recently announced that U.S. real gross domestic product (“GDP”) grew by a staggering 4.9% in the third quarter of 2023 and is now up 2.9% on a year-over-year basis from where it stood in the third quarter of 2022. The most recent quarter’s GDP data represents the fastest growth rate for any quarter since 2014. Consumer spending, which rose by 4.0% over the period, was responsible for 2.7 percentage points of the total increase in GDP. Whether the consumer can keep up this pace of spending remains to be seen, especially given recent news that excess savings from the pandemic-era stimulus have likely been depleted. From a global perspective, the International Monetary Fund (“IMF”) notes that progress in fighting inflation has led to lower economic growth. In their October 2023 publication of the World Economic Outlook, the IMF projected that the growth in world economic output is expected to slow from 3.5% in 2022 to 2.9% in 2024. The economic growth in advanced economies is projected to plummet from 2.6% in 2022 to 1.4% in 2024.
In the notes to their September 2023 meeting, the Federal Open Market Committee revealed that they may need to keep interest rates “higher for longer” as they continue to battle stubbornly high inflation. As many investors are likely aware, a higher Federal Funds target rate can have deep implications for consumers, such as driving up the cost of borrowing for homes, automobiles, and other large purchases. The American consumer has yet to feel the full weight of those burdens, in my opinion. That said, the data reveals a different story among corporate America. S&P Global Market Intelligence reported that a total of 516 U.S. corporations filed for bankruptcy protection on a year-to-date basis through September 30, 2023, up from a total of 263 corporate bankruptcy filings over the same period last year. Higher interest rates and Treasury bond yields have also sapped demand for commercial property loans. Data from Trepp, LLC, a leading provider of data and analytics to the commercial real estate and banking markets, revealed that just $28.2 billion of loans converted into commercial mortgage-backed securities have been issued in 2023, the lowest figure since 2011.
The financial markets battled a myriad of headwinds over the past year, from geopolitical uncertainty resulting from war (the conflicts between Israel and Hamas and Russia and Ukraine), to slowing global economic growth and sticky inflation. Brian Wesbury, Chief Economist at First Trust, notes that a U.S. economic recession is likely to begin at some point early next year. While calls for a recession may concern some investors, the following may offer solace. Data from Bloomberg reveals that the S&P 500® Index has posted positive total returns over the 3-year period following every recession since 1948.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
First Trust Managed Municipal ETF (FMB)
The First Trust Managed Municipal ETF’s (the “Fund”) primary investment objective is to generate current income that is exempt from regular federal income taxes and its secondary objective is long term capital appreciation. The Fund lists and principally trades its shares on Nasdaq, Inc. under the ticker symbol “FMB.” Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (including investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 10/31/23	5 Years Ended 10/31/23	Inception (5/13/14) to 10/31/23	5 Years Ended 10/31/23	Inception (5/13/14) to 10/31/23
Fund Performance
NAV	2.73%	1.01%	2.22%	5.13%	23.08%
Market Price	2.62%	0.94%	2.19%	4.80%	22.81%
Index Performance
Bloomberg Revenue 10 Year (8-12) Index	3.03%	1.49%	2.07%	7.70%	21.41%
Total returns for the period since inception are calculated from the inception date of the Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated. The total returns would have been lower if certain fees had not been waived by the Advisor.
The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint of the national best bid and offer price (“NBBO”) as of the time that the Fund’s NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund’s NAV is calculated.  Prior to January 1, 2019, the price used was the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund were listed for trading as of the time that the Fund’s NAV was calculated. Since shares of the Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the index. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future performance.

Fund Performance Overview (Unaudited) (Continued)
First Trust Managed Municipal ETF (FMB) (Continued)
Sector Allocation	% of Total Investments (including cash)
Hospital	11.0%
Government Obligation Bond - Unlimited Tax	9.4
Insured	9.0
Airport	8.4
Gas	6.8
Dedicated Tax	6.5
Utility	5.8
Industrial Development Bond	5.1
Certificates of Participation	4.8
Continuing Care Retirement Communities	4.0
Education	4.0
Special Assessment	3.6
Government Obligation Bond - Limited Tax	3.3
Water & Sewer	3.2
Higher Education	3.2
Toll Road	2.6
Pre-refunded/Escrowed-to-maturity	2.4
Tobacco	1.7
Mass Transit	1.1
Housing	1.0
Tax Increment	0.6
Local Housing	0.5
Student Housing	0.5
Hotel	0.3
Port	0.1
Pool	0.1
Other Health	0.1
Stadium	0.0*
Cash	0.9
Total	100.0%

*	Amount is less than 0.1%.

Credit Quality(1)	% of Total Investments (including cash)
AAA	7.9%
AA	35.3
A	31.4
BBB	11.0
BB	2.7
B	0.7
Not Rated	9.8
Short Rated Only	0.3
Cash	0.9
Total	100.0%

Fund Allocation	% of Net Assets
Municipal Bonds	98.3%
Net Other Assets and Liabilities**	1.7
Total	100.0%

**	Includes variation margin on futures contracts.

(1)	The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including S&P Global Ratings, Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

Fund Performance Overview (Unaudited) (Continued)
First Trust Managed Municipal ETF (FMB) (Continued)

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.

Performance in municipal bond investment strategies can be impacted from the benefits of purchasing odd lot positions. The impact of these investments can be particularly meaningful when funds have limited assets under management and may not be a sustainable source of performance as a fund grows in size.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Portfolio Commentary
First Trust Managed Municipal ETF (FMB)
Annual Report
October 31, 2023 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the First Trust Managed Municipal ETF (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Portfolio Management Team
Johnathan N. Wilhelm, Senior Vice President, Senior Portfolio Manager
Tom Byron, Senior Vice President, Senior Portfolio Manager
The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. Johnathan N. Wilhelm has served as portfolio manager since 2014 and Tom Byron has served as portfolio manager since 2022.
Commentary
The Fund is an actively managed exchange-traded fund (“ETF”). The Fund’s primary investment objective is to generate current income that is exempt from regular federal income taxes and its secondary objective is long-term capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (including investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes. The Fund invests at least 65% of its net assets in securities that are investment grade rated at the time of purchase or that are unrated but deemed by the Fund’s advisor to be of comparable quality. This commentary discusses the market performance and the Fund’s performance for the 12-month period ended October 31, 2023.
Market Recap
For the 12-month period ended October 31, 2023, municipal bonds generated a total return of 2.64% as measured by the Bloomberg Municipal Bond Index. During the same period, the Bloomberg Revenue 10 Year (8-12 years) Index and Bloomberg High Yield 10-Year (8-12 years) Index produced returns of 3.03% and 4.97%, respectively. By comparison, the Bloomberg U.S. Treasury Index generated a -0.63% return during the period. The following have been major factors in explaining the municipal bond market’s performance for the period:
•	U.S. Treasury Rate Trends: Over the 12-month period ended October 31, 2023, U.S. Treasury rates increased all along the yield curve. During the same period, 10-Year and 30-Year U.S. Treasury yields increased by approximately 88 basis points (“bps”) and 94 bps, respectively, to 4.93% and 5.10%. As a reminder, the price of a bond moves inversely to a given change in yield, so higher yields resulted in lower U.S. Treasury bond prices.
•	Industry Fund Inflows/Outflows: Industry-wide mutual fund and ETF outflows resulted in funds selling municipal bonds to meet redemptions which put pressure on municipal bond prices. According to data provided by the Investment Company Institute, for the 12-month period ended October 31, 2023, municipal fund outflows totaled approximately $38.4 billion.
•	Primary Market Supply: New issue municipal bond supply has been lower year-to-date compared to figures from a year ago. Through October 31, 2023, year-to-date issuance was approximately $313.7 billion, down approximately 8.9% year-over-year.
•	Credits Spreads and Trends: According to data from Bloomberg, municipal credit spreads tightened year-to-date. From December 30, 2022 through October 31, 2023, municipal bonds rated AA, A, and BBB credit spreads decreased approximately 7 bps, 14 bps, and 27 bps, respectively.
•	Changes in Municipal Bond Yields: Looking at the AAA municipal yield curve as prepared by Refinitiv Lipper, during the 12-month period October 31, 2023, 10-Year and 30-Year municipal yields increased by approximately 22 bps and 45 bps, respectively, to 3.61% and 4.57%.
Fund Performance
The Fund’s net asset value (“NAV”) and market performance for the 12-month period ended October 31, 2023, was 2.73% and 2.62%, respectively, versus the Bloomberg Revenue 10 Year (8-12) Index (the “Benchmark”) return of 3.03% during the same period. As of October 31, 2023, the Fund’s market price of $48.08 represented a discount of 0.25% to its NAV of $48.20. The market value of the Fund’s shares fluctuates from time to time and may be higher or lower than the Fund’s NAV. The Fund’s use of Treasury futures was a

Portfolio Commentary (Continued)
First Trust Managed Municipal ETF (FMB)
Annual Report
October 31, 2023 (Unaudited)
positive contributor to the Fund’s performance for the 12-month period ended October 31, 2023.  Key factors impacting the Fund’s performance over the period were:
•	Years to Maturity: During the 12-month period ended October 31, 2023, portfolio yield curve positions were significant reasons the Fund underperformed relative to the Benchmark. In terms of the Fund’s allocation in years to a bond’s final maturity date, the Fund’s allocation to bonds with a stated maturity date of 0-2 years, 10-12 years and cash were the primary negative contributors to the Fund’s underperformance relative to the Benchmark. The Fund’s allocation to bonds in 14-16 years to maturity was the primary positive contributor to the Fund’s performance relative to the Benchmark. In addition, the Fund’s allocation to bonds in 6-8 years to maturity and 8-10 years to maturity were secondary contributors to the Fund’s performance.
•	Effective Duration: Focusing on the Fund’s effective duration allocations, the Fund’s selection of bonds with an effective duration of 10+ years and 0-1 years were the largest single contributors to the Fund’s underperformance relative to the Benchmark. The Fund’s selection and allocation of bonds with an effective duration 7-10 years, 3-5 years and 5-7 years were the largest positive contributors to the Fund’s performance relative to the Benchmark.
•	Credit Rating: Regarding the Fund’s credit rating allocation relative to the Benchmark, the Fund’s selection of non-rated high yield bonds was the largest single contributor to the Fund’s underperformance. The Fund’s selection of bonds in the AA and A credit rating categories were positive contributors to the Fund’s performance.
•	Sector/Industry: In terms of the Fund’s allocation to municipal bonds sectors, the Fund’s selection of bonds in the Heath Care sector was the largest detractor to the Fund’s performance relative to the Benchmark. The Fund’s allocation and selection of bonds in the Industrial Development and Special Tax sector were positive contributors to the Fund’s performance relative to the Benchmark.
•	Distribution Rate: The distribution paid on October 31, 2023, of $0.1275, represented a tax-exempt annualized distribution rate of 3.18% based on the Fund’s closing market price of $48.08 on October 31, 2023. During the 12-month period ended October 31, 2023, the Fund’s distribution rate increased four times before declining in May. The Fund’s distribution rate is not constant and is subject to change over time based on the performance of the Fund and general market conditions.
Market Outlook
According to the Federal Reserve’s (the “Fed”) “Dot Plot,” the Federal Funds target rate is expected to reach approximately 5.625% by December 31, 2023. We expect the Fed to raise interest rates one final time by 25 bps at its December 13, 2023 meeting. We then expect the Fed to hold the Federal Funds target rate steady until mid-2024 and then begin gradually cutting this benchmark rate. During the final months of 2023, we expect longer U.S. Treasury rates to become range-bound. For example, regarding the 10-Year U.S. Treasury yield, we forecast that 10-Year bonds will trade within a range of 4.37%-4.87% and would not be surprised if the yield curve inverts more significantly whereby 2-Year yields are significantly higher than 10-Year yields. During the first half of 2024, given that we forecast that U.S. gross domestic product will grow very slowly or turn negative, we would expect the 10-Year U.S. Treasury yield to gradually decline to a range of 3.75%-4.25%, in our view.
Due to our belief that the Fed will only have one more 25 bps interest rate increase before hitting the Federal Funds terminal rate of 5.50%-5.75%, we expect municipal bond price trends to become more dependent on new issue supply and municipal mutual fund/ETF fund flows, rather than U.S. Treasury price and Fed moves. Since the municipal market has experienced significantly lower new issue supply year-to-date and forecast revisions for all of 2023, the key variable going forward will likely be mutual fund/ETF flows. We forecast that fund flows will turn consistently positive at some point during the fourth quarter of 2023 and fund inflows will continue during the first half of 2024. In a $4 trillion market dominated by retail investors, mutual fund, ETF, and separately managed account fund flows are a key determinant to municipal market total returns. Along with U.S. Treasury yields becoming range-bound and then gradually declining during the fourth quarter of 2023 and first half of 2024, respectively, fund flows are the other key variable to our forecast for distinctly positive total returns over the next twelve months.
As measured by municipal bond defaults and credit rating upgrade to downgrade ratios, municipal bond credit quality is currently healthy. Certain sectors have seen significant credit quality recovery including airports, toll roads, and select general obligation bonds. However, for five of the past six months, negative outlook revisions exceeded positive revisions by Standard & Poor’s. We expect certain sectors of the municipal universe will remain under margin pressure including hospitals and senior living facilities as well as municipal bonds dependent on office and retail mall occupancy levels and tax receipts. Given an expected slowdown in the U.S. economy, we will focus on municipal credits we believe possess leading market positions, growing utilization statistics, and healthy

Portfolio Commentary (Continued)
First Trust Managed Municipal ETF (FMB)
Annual Report
October 31, 2023 (Unaudited)
balance sheets. For the Fund, this has translated into portfolio changes including adding exposure to AA rated municipal securities while modestly decreasing exposure to non-rated municipal bonds.
With this in mind, we continue to practice the discipline of our investment process where we perform fundamental credit analysis and quantitative total return scenario analysis on individual bonds and the portfolio as a whole, looking for bonds that can provide both high income and attractive total return potential over time.

First Trust Managed Municipal ETF (FMB)
Understanding Your Fund Expenses
October 31, 2023 (Unaudited)
As a shareholder of the First Trust Managed Municipal ETF (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2023.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust Managed Municipal ETF (FMB)
Actual	$1,000.00	$964.20	0.65%	$3.22
Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	0.65%	$3.31

(a)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (May 1, 2023 through October 31, 2023), multiplied by 184/365 (to reflect the six-month period).

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS – 98.3%
	Alabama – 4.4%
$225,000	AL Cmnty Clg Sys Brd of Trustees Rev Bishop St Cmnty Clg, BAM	4.00%	01/01/35	$212,697
5,000,000	AL Fed Aid Hwy Fin Auth Spl Oblig Rev GARVEE (Pre-refunded maturity 09/01/24)	3.10%	09/01/29	4,966,888
500,000	AL St Port Auth Docks Facs Rev Ref Docks Facs Rev, Ser A, AGM, AMT	5.00%	10/01/25	503,908
7,695,000	Black Belt Energy Gas Dist AL Gas Proj Rev Bonds, Proj No. 7, Ser C-1 (Mandatory put 12/01/26)	4.00%	10/01/52	7,413,951
10,070,000	Black Belt Energy Gas Dist AL Gas Proj Rev Proj No. 6, Ser B (Mandatory put 12/01/26)	4.00%	10/01/52	9,702,207
5,300,000	Black Belt Energy Gas Dist AL Gas Proj Rev, Ser C-1 (Mandatory put 6/01/29)	5.25%	02/01/53	5,312,092
1,000,000	Black Belt Energy Gas Dist AL Gas Proj Rev, Ser E	5.00%	06/01/26	1,006,051
1,250,000	Black Belt Energy Gas Dist AL Gas Proj Rev, Ser F (Mandatory put 12/01/28)	5.50%	11/01/53	1,265,305
8,600,000	Energy SE AL A Cooperative Dist Energy Sply Rev, Ser A-1 (Mandatory put 01/01/31)	5.50%	11/01/53	8,751,277
2,250,000	Energy SE AL A Cooperative Dist Energy Sply Rev, Ser B-1 (Mandatory put 11/01/31)	5.75%	04/01/54	2,328,842
415,000	Gulf Shores AL Ref Warrants, Ser A	5.00%	12/15/35	429,299
310,000	Gulf Shores AL Ref Warrants, Ser A	5.00%	12/15/38	316,596
400,000	Homewood AL Eductnl Bldg Auth Rev Ref Samford Univ Proj, Ser A	4.00%	12/01/33	367,328
950,000	Homewood AL Eductnl Bldg Auth Rev Ref Samford Univ Proj, Ser A	4.00%	12/01/34	862,113
450,000	Infirmary Hlth Sys AL Spl Care Facs Fing Auth Rev Infirmary Hlth Sys Inc, Ser A	5.00%	02/01/36	450,294
930,000	Leeds AL Pub Eductnl Bldg Auth Eductnl Facs Rev Ref Edu, AGM	4.00%	04/01/29	911,431
695,000	Leeds AL Pub Eductnl Bldg Auth Eductnl Facs Rev Ref Edu, AGM	4.00%	04/01/30	673,408
4,000,000	Lower AL Gas Dist Gas Proj Rev Bonds Proj 2 (Mandatory put 12/01/25)	4.00%	12/01/50	3,910,629
1,000,000	Midcity Impt Dist AL Spl Assmnt Rev	4.50%	11/01/42	755,844
255,000	Mobile AL Impt Dist Sales Tax Rev McGowin Park Proj, Ser A	5.00%	08/01/25	250,105
500,000	Mobile Cnty AL Impt Warrants (Pre-refunded maturity 08/01/25)	5.00%	08/01/30	509,513
1,605,000	Prichard AL Wtrwks & Swr Brd Wtr & Swr Rev Ref (a)	4.00%	11/01/32	1,294,033
1,765,000	Prichard AL Wtrwks & Swr Brd Wtr & Swr Rev Ref (a)	4.00%	11/01/34	1,371,537
1,840,000	Prichard AL Wtrwks & Swr Brd Wtr & Swr Rev Ref (a)	4.00%	11/01/35	1,405,597
3,000,000	SE AL St Gas Sply Dist Gas Sply Rev Proj #2, Ser A (Mandatory put 06/01/24)	4.00%	06/01/49	2,980,420
8,050,000	SE Energy Auth AL Cmdy Sply Rev Proj #1, Ser A (Mandatory put 10/01/28)	4.00%	11/01/51	7,569,588
4,500,000	SE Energy Auth AL Cmdy Sply Rev Proj #6, Ser B (Mandatory put 06/01/30)	5.00%	01/01/54	4,472,086
1,500,000	SE Energy Auth AL Cmdy Sply Rev Var Proj No 3 (Mandatory put 12/01/29)	5.50%	01/01/53	1,523,021
1,040,000	Troy AL Ref Warrants, BAM	4.00%	07/01/35	959,586
105,000	UAB Medicine Fin Auth AL Rev Ref UAB Medicine, Ser B	5.00%	09/01/34	106,495
7,000,000	W Jefferson AL Indl Dev Brd Sol Wst Disp Rev Var AL Pwr Miller Plt Var Remk (b)	4.33%	12/01/38	7,000,000
				79,582,141
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Alaska – 0.2%
$1,880,000	AK St Indl Dev & Export Auth Pwr Rev Ref Snettisham Hydroelectric Proj, AMT	4.00%	01/01/28	$1,802,709
450,000	Nthrn AK Tobacco Securitization Corp Tobacco Stlmt Rev Ref Sr, Ser A, Class 1	4.00%	06/01/39	399,438
1,500,000	Nthrn AK Tobacco Securitization Corp Tobacco Stlmt Rev Ref Sr, Ser A, Class 1	4.00%	06/01/40	1,315,385
				3,517,532
	Arizona – 2.2%
2,000,000	AZ St Indl Dev Auth Edu Rev Acads of Math & Science Proj (c)	5.00%	07/01/49	1,642,688
530,000	AZ St Indl Dev Auth Edu Rev Cadence Cmps Proj, Ser A (c)	4.00%	07/15/30	492,369
925,000	AZ St Indl Dev Auth Edu Rev Cadence Cmps Proj, Ser A (c)	4.00%	07/15/40	730,634
175,000	AZ St Indl Dev Auth Edu Rev Doral Acdmy NV Fire Mesa & Red Rock Cmps Proj, Ser A	5.00%	07/15/39	157,386
500,000	AZ St Indl Dev Auth Edu Rev Doral Acdmy NV Pebble, Ser A (c)	4.00%	07/15/30	457,899
500,000	AZ St Indl Dev Auth Edu Rev Macombs Fac Proj Social Bonds, Ser A	4.00%	07/01/41	413,570
375,000	AZ St Indl Dev Auth Edu Rev Ref Basis Sch Projs, Ser D (c)	5.00%	07/01/37	344,602
680,000	AZ St Indl Dev Auth Edu Rev Ref Basis Schs Projs, Ser A (c)	5.00%	07/01/26	672,457
1,030,000	AZ St Indl Dev Auth Edu Rev Ref Basis Schs Projs, Ser G (c)	5.00%	07/01/37	946,507
500,000	AZ St Indl Dev Auth Edu Rev Ref Doral Acdmy of Northern NV Proj, Ser A (c)	4.00%	07/15/51	335,117
1,100,000	AZ St Indl Dev Auth Edu Rev Ref Doral Acdmy of Northern NV Proj, Ser A (c)	4.00%	07/15/56	710,061
800,000	AZ St Indl Dev Auth Edu Rev Somerset Acdmy of LV Aliante & Skye Canyon Cmps Proj, Ser A (c)	4.00%	12/15/51	534,056
415,000	AZ St Indl Dev Auth Natl Chrt Sch Revolving Loan Fd Social Bonds Equitable Sch Revolving Fund, Ser A	5.00%	11/01/31	425,728
465,000	AZ St Indl Dev Auth Natl Chrt Sch Revolving Loan Fd Social Bonds Equitable Sch Revolving Fund, Ser A	5.00%	11/01/37	465,190
595,000	AZ St Indl Dev Auth Natl Chrt Sch Revolving Loan Fd Social Bonds Equitable Sch Revolving Fund, Ser A	4.00%	11/01/38	520,260
750,000	AZ St Indl Dev Auth Natl Chrt Sch Revolving Loan Fd Social Bonds Equitable Sch Revolving Fund, Ser A	4.00%	11/01/39	647,355
3,800,000	AZ St Indl Dev Auth Natl Chrt Sch Revolving Loan Fd Social Bonds Equitable Sch Revolving Fund, Ser A	4.00%	11/01/46	3,018,564
2,000,000	Chandler AZ Indl Dev Auth Indl Dev Rev Var Intel Corp Proj, Ser 2022-2, AMT (Mandatory put 09/01/27)	5.00%	09/01/52	2,014,824
4,000,000	Glendale AZ Indl Dev Auth Sr Living Facs Rev Ref Sun Hlth Svcs, Ser A	5.00%	11/15/42	3,594,629
200,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Greathearts AZ Projs, Ser C	5.00%	07/01/25	203,431
830,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Legacy Trad Schs Proj	4.00%	07/01/30	800,335
435,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Legacy Trad Schs Proj	4.00%	07/01/31	416,509
450,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Legacy Trad Schs Proj	4.00%	07/01/32	427,795
700,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Legacy Trad Schs Proj	4.00%	07/01/33	660,328
985,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Legacy Trad Schs Proj	4.00%	07/01/34	918,938
1,025,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Legacy Trad Schs Proj	4.00%	07/01/35	945,088
500,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Ref Horizon Cmnty Learning Ctr Proj	5.00%	07/01/35	456,161
500,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Ref Legacy Trad Sch Proj	4.00%	07/01/34	466,466
1,000,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Ref Legacy Trad Schs Proj Auth, Ser B (c)	5.00%	07/01/39	903,041

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Arizona (Continued)
$2,100,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Ref Legacy Trad Schs Proj Auth, Ser B (c)	5.00%	07/01/49	$1,762,556
300,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Ref Paradise Schs Projs Paragon Mgmt Inc (c)	4.00%	07/01/26	290,122
1,475,000	Maricopa Cnty AZ Indl Dev Auth Ref Banner Hlth Oblig Grp, Ser A	4.00%	01/01/38	1,344,214
1,475,000	Maricopa Cnty AZ Spl Hlthcare Dist Aka Maricopa Integrated Hlth Sys, Ser C	5.00%	07/01/27	1,535,663
225,000	Phoenix AZ Indl Dev Auth Edu Rev Fac Legacy Trad Schs Projs, Ser A (c)	4.00%	07/01/26	216,944
3,655,000	Phoenix AZ Indl Dev Auth Edu Rev Ref Basis Schs Projs, Ser A (c)	5.00%	07/01/35	3,468,740
5,000,000	Phoenix AZ Indl Dev Auth Hotel Rev Sr Falcon Properties LLC Proj, Ser A (c)	4.00%	12/01/41	3,695,866
300,000	Phoenix AZ Indl Dev Auth Stdt Hsg Rev Downtown Phoenix Stdt Hsg II LLC AZ St Univ Proj, Ser A	5.00%	07/01/32	302,777
300,000	Phoenix AZ Indl Dev Auth Stdt Hsg Rev Downtown Phoenix Stdt Hsg II LLC AZ St Univ Proj, Ser A	5.00%	07/01/33	302,186
300,000	Phoenix AZ Indl Dev Auth Stdt Hsg Rev Downtown Phoenix Stdt Hsg II LLC AZ St Univ Proj, Ser A	5.00%	07/01/34	301,301
850,000	Phoenix AZ Indl Dev Auth Stdt Hsg Rev Downtown Phoenix Stdt Hsg II LLC AZ St Univ Proj, Ser A	5.00%	07/01/35	850,357
700,000	Phoenix AZ Indl Dev Auth Stdt Hsg Rev Downtown Phoenix Stdt Hsg II LLC AZ St Univ Proj, Ser A	5.00%	07/01/44	648,903
200,000	Phoenix AZ Indl Dev Auth Stdt Hsg Rev Ref Downtown Phoenix Stdt Hsg LLC AZ St Univ Proj, Ser A	5.00%	07/01/26	200,976
1,000,000	Tempe AZ Indl Dev Auth Rev Ref Friendship Vlg of Tempe Proj, Ser A	4.00%	12/01/38	774,048
				40,016,641
	Arkansas – 0.0%
350,000	Univ of Central Arkansas AR Rev, Ser A, AGM	5.00%	11/01/34	359,027
	California – 7.1%
1,245,000	Burbank CA Wtr & Pwr Elec Rev	5.00%	06/01/43	1,277,338
3,000,000	CA Cmnty Choice Fing Auth Clean Energy Proj Rev Green Bond Clean Energy Proj, Ser B-1 (Mandatory put 08/01/29)	5.00%	07/01/53	2,992,154
4,500,000	CA Cmnty Choice Fing Auth Clean Energy Proj Rev Green Bond, Ser A-1 (Mandatory put 08/01/28)	4.00%	05/01/53	4,282,132
2,400,000	CA Cmnty Choice Fing Auth Clean Energy Proj Rev Green Bond, Ser B-1 (Mandatory put 08/01/31)	4.00%	02/01/52	2,223,992
225,000	CA Cnty CA Tobacco Securitization Agy Tobacco Settle Ref Sonoma Cnty Securitization Corp, Ser A	5.00%	06/01/31	233,684
200,000	CA Cnty CA Tobacco Securitization Agy Tobacco Settle Ref Sonoma Cnty Securitization Corp, Ser A	5.00%	06/01/32	207,540
230,000	CA Cnty CA Tobacco Securitization Agy Tobacco Settle Ref Sonoma Cnty Securitization Corp, Ser A	5.00%	06/01/33	238,497
150,000	CA Cnty CA Tobacco Securitization Agy Tobacco Settle Ref Sonoma Cnty Securitization Corp, Ser A	4.00%	06/01/34	144,132
250,000	CA Cnty CA Tobacco Securitization Agy Tobacco Settle Ref Sonoma Cnty Securitization Corp, Ser A	4.00%	06/01/36	234,516
450,000	CA Cnty CA Tobacco Securitization Agy Tobacco Stlmt Sr Ref, Ser A	5.00%	06/01/32	465,929
800,000	CA Sch Fin Auth Sch Fac Rev Alliance Clg Ready Pub Schs Proj, Ser C (c)	4.50%	07/01/26	791,078
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	California (Continued)
$460,000	CA Sch Fin Auth Sch Fac Rev Granada Hills Chrt Oblig Grp (c)	5.00%	07/01/32	$457,760
480,000	CA Sch Fin Auth Sch Fac Rev Granada Hills Chrt Oblig Grp (c)	5.00%	07/01/33	476,087
2,000,000	CA Sch Fin Auth Sch Fac Rev Granada Hills Chrt Oblig Grp (c)	5.00%	07/01/43	1,810,976
455,000	CA Sch Fin Auth Sch Fac Rev Ref HTH Learning Proj, Ser A (c)	4.00%	07/01/26	438,818
800,000	CA Sch Fin Auth Sch Fac Rev Ref HTH Learning Proj, Ser A (c)	5.00%	07/01/32	750,607
655,000	CA Sch Fin Auth Sch Fac Rev, Ser A (c)	5.00%	07/01/40	597,939
225,000	CA St Ent Dev Auth Lease Rev Riverside Cnty Library Fac Proj	4.00%	11/01/37	201,515
480,000	CA St Hlth Facs Fing Auth Rev Adventist Hlth Sys W, Ser A	4.00%	03/01/33	431,435
400,000	CA St Hlth Facs Fing Auth Rev Ref Sutter Hlth, Ser B	5.00%	11/15/33	411,404
600,000	CA St Hlth Facs Fing Auth Rev Sutter Hlth, Ser A	5.00%	11/15/33	621,618
445,000	CA St Muni Fin Auth Chrt Sch Lease Rev Vista Chrt Middle Sch Proj (a)	5.38%	07/01/34	445,410
300,000	CA St Muni Fin Auth Chrt Sch Rev Palmdale Aerospace Acdmy Proj (c)	4.00%	07/01/26	288,255
500,000	CA St Muni Fin Auth Chrt Sch Rev Palmdale Aerospace Acdmy Proj, Ser A (c)	5.00%	07/01/38	457,580
1,515,000	CA St Muni Fin Auth Mobile Home Park Rev Sr Caritas Affordable Hsg Inc Projs, Ser A	5.25%	08/15/39	1,518,604
1,805,000	CA St Muni Fin Auth Mobile Home Park Rev Sr Caritas Affordable Hsg Inc Projs, Ser A	5.25%	08/15/49	1,782,385
1,000,000	CA St Muni Fin Auth Ref Palomar Hlth, Ser A, AGM, COPS	5.25%	11/01/35	1,080,849
200,000	CA St Muni Fin Auth Rev Channing House Proj, Ser B	5.00%	05/15/37	204,831
900,000	CA St Muni Fin Auth Rev Cmnty Hlth Sys, Ser A	4.00%	02/01/40	776,070
1,000,000	CA St Muni Fin Auth Rev Cmnty Hlth Sys, Ser A	4.00%	02/01/41	853,476
500,000	CA St Muni Fin Auth Rev Ref Eisenhower Med Ctr, Ser A	5.00%	07/01/34	503,780
1,250,000	CA St Muni Fin Auth Rev Ref HumanGood Oblig Grp, Ser A	4.00%	10/01/33	1,178,433
600,000	CA St Muni Fin Auth Rev Ref HumanGood Oblig Grp, Ser A	4.00%	10/01/34	560,929
1,000,000	CA St Muni Fin Auth Rev Ref HumanGood Oblig Grp, Ser A	4.00%	10/01/35	922,368
1,000,000	CA St Muni Fin Auth Rev Ref HumanGood Oblig Grp, Ser A	4.00%	10/01/36	904,030
2,130,000	CA St Muni Fin Auth Rev Ref HumanGood Oblig Grp, Ser A	4.00%	10/01/39	1,835,247
3,420,000	CA St Muni Fin Auth Rev Ref HumanGood Oblig Grp, Ser A	5.00%	10/01/44	3,299,459
680,000	CA St Muni Fin Auth Rev Ref Retmnt Hsg Fdtn Oblig Grp, Ser A	5.00%	11/15/27	716,431
650,000	CA St Muni Fin Auth Rev Sr Lien Linxs APM Proj, Ser A, AMT	5.00%	06/30/28	659,667
2,000,000	CA St Muni Fin Auth Spl Fac Rev United Airls Inc Proj, AMT	4.00%	07/15/29	1,872,405
1,000,000	CA St Muni Fin Auth Stdt Hsg Rev Green Bond Orchard Park Stdt Hsg Proj, BAM	4.00%	05/15/40	868,654
1,000,000	CA St Poll Control Fin Auth Sol Wst Disp Rev Ref Wst Mgmt Inc, Ser A1, AMT	3.38%	07/01/25	973,386
5,990,000	CA St Poll Control Fing Auth Wtr Furnishing Rev Plant Bonds, AMT (c)	5.00%	07/01/37	5,879,172
1,000,000	CA St Pub Wks Brd Lease Rev Various Capital Proj, Ser B	4.00%	05/01/37	970,447
4,015,000	CA St Ref, AGM	5.25%	08/01/32	4,397,834
500,000	CA St Ref, Ser C	5.00%	09/01/32	507,217
350,000	CA Stwd Cmntys Dev Auth Rev Loma Linda Univ Med Ctr, Ser A (c)	5.00%	12/01/30	348,526
450,000	CA Stwd Cmntys Dev Auth Rev Loma Linda Univ Med Ctr, Ser A (c)	5.00%	12/01/33	434,958
500,000	CA Stwd Cmntys Dev Auth Rev Ref CA Baptist Univ, Ser A (c)	5.00%	11/01/32	489,724
100,000	CA Stwd Cmntys Dev Auth Rev Ref Front Porch Cmntys & Svcs, Ser A	5.00%	04/01/30	101,003
195,000	CA Stwd Cmntys Dev Auth Rev Ref Front Porch Cmntys & Svcs, Ser A	5.00%	04/01/31	196,980
370,000	Chino CA Cmnty Facs Dist Spl Tax #2003-3 Impt Area #7	5.00%	09/01/30	376,172
300,000	Chino Vly CA Unif Sch Dist, Ser B	5.00%	08/01/38	313,842
250,000	Chino Vly CA Unif Sch Dist, Ser B	5.00%	08/01/39	260,171

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	California (Continued)
$1,000,000	CSCDA Cmnty Impt Auth CA Essential Hsg Rev the Link Glendale Social Bonds, Ser A-2 (c)	4.00%	07/01/56	$639,109
1,000,000	CSCDA Cmnty Impt Auth CA Essential Hsg Rev Union S Bay Social Bonds, Ser A-2 (c)	4.00%	07/01/56	657,075
2,160,000	Etiwanda CA Sch Dist Cmnty Facs Dist #9 Spl Tax Ref	5.00%	09/01/35	2,191,327
130,000	Folsom Ranch CA Fing Auth Spl Tax Rev Cmnty Facs Dist No 19 Mangini	4.00%	09/01/24	129,256
155,000	Folsom Ranch CA Fing Auth Spl Tax Rev Cmnty Facs Dist No 19 Mangini	4.00%	09/01/25	153,008
165,000	Folsom Ranch CA Fing Auth Spl Tax Rev White Rock Springs Ranch	4.00%	09/01/39	138,011
170,000	Folsom Ranch CA Fing Auth Spl Tax Rev White Rock Springs Ranch	4.00%	09/01/40	140,216
175,000	Folsom Ranch CA Fing Auth Spl Tax Rev White Rock Springs Ranch	4.00%	09/01/41	142,006
250,000	Fontana CA Spl Tax Spl Tax the Meadows	4.00%	09/01/27	244,224
265,000	Fontana CA Spl Tax Spl Tax the Meadows	4.00%	09/01/28	257,674
280,000	Fontana CA Spl Tax Spl Tax the Meadows	4.00%	09/01/29	270,493
535,000	Fontana CA Spl Tax Spl Tax the Meadows	4.00%	09/01/36	478,366
500,000	Foothill-De Anza CA Cmnty Clg Dist Ref, COPS (Pre-refunded maturity 10/01/24)	5.00%	04/01/32	505,638
300,000	Gilroy CA Unif Sch Dist Election 2016	4.00%	08/01/39	278,399
1,360,000	Hawthorne CA Cmnty Redev Agy Successor Agy Tax Allocation Ref Sub, AGM	5.00%	09/01/32	1,380,429
2,000,000	Irvine CA Facs Fing Auth Lease Rev Gateway Preserve Land Acq Proj, Ser A	5.25%	05/01/43	2,028,344
175,000	Irvine CA Unif Sch Dist Spl Tax Cmnty Facs Dist No 09-1, Ser A	5.00%	09/01/31	180,733
365,000	Irvine CA Unif Sch Dist Spl Tax Cmnty Facs Dist No 09-1, Ser A	5.00%	09/01/32	376,901
125,000	Irvine CA Unif Sch Dist Spl Tax Cmnty Facs Dist No 09-1, Ser A	5.00%	09/01/34	128,759
1,000,000	Kern CA Cmnty Clg Dist, Ser D	5.25%	08/01/40	1,080,938
825,000	Lammersville CA Jt Unif Sch Dist Spl Tax Cmnty Facs Dist #2014-1 Mountain House Sch Facs	5.00%	09/01/42	803,109
1,045,000	Lammersville CA Jt Unif Sch Dist Spl Tax Cmnty Facs Dist #2014-1 Mountain House Sch Facs	4.00%	09/01/49	785,003
835,000	Live Oak CA Sch Dist Santa Cruz Cnty Ref (Pre-refunded maturity 08/01/26)	5.00%	08/01/30	864,108
45,000	Long Beach CA Bond Fin Auth Nat Gas Pur Rev, Ser A	5.25%	11/15/23	45,009
2,000,000	Los Angeles CA Dept of Arpts Arpt Rev Green Bond Ref Subord Priv Activity, Ser A, AMT	5.25%	05/15/42	2,007,031
190,000	Los Angeles CA Dept of Arpts Arpt Rev Prerefunded Subord Ref, Ser D, AMT (Pre-refunded maturity 11/15/31)	5.00%	05/15/33	199,641
4,000,000	Los Angeles CA Dept of Arpts Arpt Rev Ref Sub Priv Activity, Ser A, AMT	5.00%	05/15/39	3,941,549
1,500,000	Los Angeles CA Dept of Arpts Arpt Rev Sr Bonds Green Bond Priv Activity, Ser G, AMT	5.00%	05/15/34	1,544,469
1,500,000	Los Angeles CA Dept of Arpts Arpt Rev Sr Bonds Green Bond Priv Activity, Ser G, AMT	5.50%	05/15/35	1,605,088
1,340,000	Los Angeles CA Dept of Arpts Arpt Rev Sr Bonds Priv Activity, Ser H, AMT	5.00%	05/15/41	1,312,843
400,000	Los Angeles CA Dept of Arpts Arpt Rev Sub Los Angeles Intl Arpt, Ser B, AMT	5.00%	05/15/31	402,030
2,000,000	Los Angeles CA Dept of Arpts Arpt Rev Subord Los Angeles Intl Arpt, Ser F, AMT	5.00%	05/15/36	2,016,019
3,000,000	Los Angeles CA Dept of Arpts Arpt Rev Unrefunded Subord Ref, Ser D, AMT	5.00%	05/15/36	3,032,986
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	California (Continued)
$3,645,000	Los Angeles CA Dept of Arpts Rev Unref Subord Ref, Ser D, AMT	5.00%	05/15/31	$3,756,965
100,000	Marina CA Redev Agy Successor Agy Tax Allocation Hsg, Ser B	5.00%	09/01/33	101,757
1,260,000	Marina Coast CA Wtr Dist Enterprise Rev, COPS	4.00%	06/01/44	1,109,455
325,000	Menifee CA Union Sch Dist Pub Fing Auth Spl Tax Rev Ref, Ser A	5.00%	09/01/28	329,548
175,000	Menifee CA Union Sch Dist Spl Tax Cmnty Facs Dist #2011-1	5.00%	09/01/30	178,629
150,000	Menifee CA Union Sch Dist Spl Tax Cmnty Facs Dist #2011-1	5.00%	09/01/31	152,901
145,000	Menifee CA Union Sch Dist Spl Tax Cmnty Facs Dist #2011-1	5.00%	09/01/32	147,560
165,000	Menifee CA Union Sch Dist Spl Tax Cmnty Facs Dist #2011-1	5.00%	09/01/33	167,667
2,350,000	Met Wtr Dist of Sthrn CA Wtrwks Rev, Ser A	5.00%	04/01/48	2,446,601
110,000	Rancho Cordova CA Cmnty Facs Dist Spl Tax #2018 1 Grantline 208	5.00%	09/01/26	111,335
200,000	Rancho Cordova CA Cmnty Facs Dist Spl Tax Rev Grantline 208 Cmnty Fac Dt #2018 1	4.00%	09/01/50	150,987
500,000	River Islands CA Pub Fing Auth Spl Tax Cmnty Facs Dist #2003-1, Ser A	5.00%	09/01/43	455,268
500,000	River Islands CA Pub Fing Auth Spl Tax Cmnty Facs Dist #2019-1 Phase 2 Pub Impts	4.00%	09/01/33	457,542
215,000	Riverside CA Unif Sch Dist Cmnty Facs Dt #33 Citrus Heights II Spl Tax	4.00%	09/01/27	209,371
225,000	Riverside CA Unif Sch Dist Cmnty Facs Dt #33 Citrus Heights II Spl Tax	4.00%	09/01/28	217,645
110,000	Roseville CA Spl Tax	5.00%	09/01/30	112,960
100,000	Roseville CA Spl Tax	5.00%	09/01/31	102,448
350,000	Roseville CA Spl Tax Svsp Westpark Federico Cmnty Facs Dt No 1	4.00%	09/01/37	307,108
640,000	Roseville CA Spl Tax Svsp Westpark Federico Cmnty Facs Dt No 1	4.00%	09/01/46	497,116
205,000	Roseville CA Spl Tax Vlg CFD #1	4.00%	09/01/32	190,643
310,000	Roseville CA Spl Tax Vlg CFD #1	4.00%	09/01/41	253,973
520,000	Roseville CA Spl Tax Vlg CFD #1	4.00%	09/01/46	401,166
710,000	Roseville CA Spl Tax Vlg CFD #1	4.00%	09/01/51	525,241
260,000	Sacramento CA Spl Tax	4.00%	09/01/30	246,839
220,000	Sacramento CA Spl Tax	4.00%	09/01/31	207,423
315,000	Sacramento CA Spl Tax	4.00%	09/01/32	295,083
515,000	Sacramento CA Spl Tax	4.00%	09/01/33	478,817
615,000	Sacramento CA Spl Tax	4.00%	09/01/35	557,021
500,000	Sacramento CA Transient Occupancy Tax Rev Sub Convention Ctr Complex, Ser C	5.00%	06/01/35	516,735
2,000,000	San Diego Cnty CA Regl Arpt Auth Arpt Rev Subord, Ser B, AMT	5.00%	07/01/46	1,900,655
1,250,000	San Diego Cnty CA Regl Transprtn Commn Sales Tax Rev, Ser A	5.00%	04/01/35	1,288,549
7,000,000	San Francisco CA City & Cnty Arpts Commn Intl Arpt Rev, Ser A, AMT	5.00%	05/01/39	6,898,016
2,000,000	San Francisco CA City & Cnty Arpts Commn Intl Arpt Rev, Ser E, AMT	5.00%	05/01/40	1,955,388
700,000	San Francisco CA City & Cnty Dcnty Dev Spl Tax Dist No Mission Rock Fac & Svcs, Ser A (c)	4.00%	09/01/41	549,426
185,000	San Francisco City & Cnty CA Cmnty Facs Dist #2016-1	4.00%	09/01/29	177,350
145,000	San Francisco City & Cnty CA Cmnty Facs Dist #2016-1	4.00%	09/01/30	137,660
335,000	San Francisco City & Cnty CA Cmnty Facs Dist #2016-1	4.00%	09/01/31	315,432
245,000	San Francisco City & Cnty CA Cmnty Facs Dist #2016-1	4.00%	09/01/32	229,175
300,000	San Francisco City & Cnty CA Cmnty Facs Dist #2016-1	4.00%	09/01/33	278,701
525,000	San Francisco City & Cnty CA Cmnty Facs Dist #2016-1	4.00%	09/01/42	425,741

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	California (Continued)
$1,000,000	San Francisco City & Cnty CA Cmnty Facs Dist #2016-1, Ser 2021	4.00%	09/01/46	$775,685
280,000	San Francisco City & Cnty CA Redev Agy Successor Agy Tax Ref Mission Bay N Redev Proj, Ser A	5.00%	08/01/35	287,409
800,000	San Luis Obispo CA Cmnty Facs Dist #2019-1 Spl Tax	4.00%	09/01/36	711,845
2,110,000	San Luis Obispo Cnty CA Fing Auth Lease Rev Multiple Capital Projs Ref, Ser A	5.25%	11/15/40	2,170,195
1,665,000	San Luis Obispo Cnty CA Fing Auth Lease Rev Multiple Capital Projs Ref, Ser A	5.25%	11/15/41	1,711,894
1,000,000	Santa Margarita CA Wtr Dist Spl Tax Ref, Ser A, BAM	5.00%	09/01/43	1,007,499
150,000	Simi Vly CA Unif Sch Dist, Ser B	4.00%	08/01/32	149,643
375,000	Simi Vly CA Unif Sch Dist, Ser B	4.00%	08/01/39	348,478
160,000	Tahoe Truckee CA Unif Sch Dist, COPS, BAM	4.00%	06/01/35	155,900
255,000	Tahoe Truckee CA Unif Sch Dist, COPS, BAM	4.00%	06/01/36	240,068
100,000	Temecula Vly Unif Sch Dist Fing Auth CA Spl Tax Rev, BAM	5.00%	09/01/34	100,985
1,000,000	Tobacco Securitization Auth Nthrn CA Tobacco Stlmt Rev Ref Sr Bonds Sacramento Co Tobacco Secur Corp Class 1, Ser A	4.00%	06/01/37	933,146
1,000,000	Tobacco Securitization Auth Sthrn CA Tobacco Stlmt Rev Ref San Diego Co Asset Securitization Corp Class 1, Ser A	5.00%	06/01/34	1,044,140
1,500,000	Tobacco Securitization Auth Sthrn CA Tobacco Stlmt Rev Ref San Diego Co Tobacco Securitization Corp, Ser A, Class 1	5.00%	06/01/35	1,557,232
865,000	Tustin CA Cmnty Fac Dist Spl Tax Ref #06-1 Legacy Columbus Vlgs, Ser A	5.00%	09/01/35	874,760
300,000	Vacaville CA Unif Sch Dist, Ser D	4.00%	08/01/35	292,118
600,000	Vacaville CA Unif Sch Dist, Ser D	4.00%	08/01/37	564,224
500,000	Vacaville CA Unif Sch Dist, Ser D	4.00%	08/01/38	467,372
1,050,000	Victor CA Elem Sch Dist Cmnty Facs Dist Spl Tax Ref 2005-1, BAM	5.00%	09/01/46	1,057,927
				128,519,654
	Colorado – 6.5%
5,000,000	Adams & Weld Cntys CO Sch Dist #27J Brighton	5.00%	12/01/40	5,048,809
1,125,000	Allison Vly Met Dist #2 CO Ref	4.70%	12/01/47	843,710
1,000,000	Bennett Ranch Met Dist #1 CO, Ser A (a)	5.00%	12/01/51	781,914
225,000	Breckenridge CO Ref, Ser B, COPS	5.00%	12/01/32	239,855
1,340,000	Brighton Crossing Met Dist #6 CO, Ser A	5.00%	12/01/50	1,051,451
455,000	Buffalo Ridge CO Met Dist Ref & Impt Sr, Ser A, BAM	5.00%	12/01/25	463,455
250,000	Buffalo Ridge CO Met Dist Ref & Impt Sr, Ser A, BAM	5.00%	12/01/26	257,344
750,000	Cascade Ridge Met Dist CO	5.00%	12/01/51	570,775
1,010,000	Cathedral Pines CO Met Dist Ref	5.00%	12/01/37	953,616
880,000	Centrl Weld Cnty CO Wtr Dist Rev, AGM	4.00%	12/01/38	795,863
400,000	CO Eductnl & Cultural Auth Rev Ref W Ridge Acdmy Chrt Sch Proj, Ser A	5.00%	06/01/49	369,117
1,920,000	CO St Eductnl & Cultural Facs Auth Rev Chrt Sch Loveland Classical Schs Proj (c)	5.00%	07/01/36	1,806,129
660,000	CO St Eductnl & Cultural Facs Auth Rev Ref & Impt Chrt Sch Univ Lab Bldg Corp (c)	5.00%	12/15/28	660,461
2,245,000	CO St Eductnl & Cultural Facs Auth Rev Ref & Impt Chrt Sch Univ Lab Bldg Corp (c)	5.00%	12/15/35	2,222,444
4,000,000	CO St Eductnl & Cultural Facs Auth Rev Ref & Impt Chrt Sch Univ Lab Bldg Corp (c)	5.00%	12/15/45	3,628,907
1,020,000	CO St Eductnl & Cultural Facs Auth Rev Univ Denver Proj, Ser A	4.00%	03/01/35	939,974
4,215,000	CO St Hlth Facs Auth Rev Ref Adventhealth Oblig, Ser A	4.00%	11/15/38	3,797,699
1,245,000	CO St Hlth Facs Auth Rev Ref Christian Living Neighborhoods Proj	5.00%	01/01/31	1,189,998
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Colorado (Continued)
$250,000	CO St Hlth Facs Auth Rev Ref Commonspirit Hlth, Ser A-1	5.00%	08/01/35	$251,887
4,630,000	CO St Hlth Facs Auth Rev Ref Commonspirit Hlth, Ser A-1	4.00%	08/01/39	3,968,882
1,500,000	CO St Hlth Facs Auth Rev Ref Commonspirit Hlth, Ser A-2	5.00%	08/01/34	1,524,627
3,025,000	CO St Hlth Facs Auth Rev Ref Commonspirit Hlth, Ser A-2	5.00%	08/01/44	2,860,197
1,750,000	CO St Hlth Facs Auth Rev Ref Commonspirit Hlth, Ser A-2	4.00%	08/01/49	1,353,748
300,000	CO St Hlth Facs Auth Rev Ref Frasier Meadows Retmnt Cmnty Proj, Ser A	5.00%	05/15/25	296,039
350,000	CO St Hlth Facs Auth Rev Ref Frasier Meadows Retmnt Cmnty Proj, Ser A	5.00%	05/15/26	342,752
7,580,000	CO St Hlth Facs Auth Rev Ref Scl Hlth Sys, Ser B	4.00%	01/01/40	6,732,886
625,000	CO St Hlth Facs Auth Rev Sr Living Ralston Creek Arvada Proj, Ser A (a) (d)	5.25%	11/01/32	300,000
325,000	CO St Ref, COPS	4.00%	06/15/37	302,598
2,500,000	CO St, Ser A, COPS	5.00%	12/15/34	2,666,996
1,085,000	CO St, Ser A, COPS	4.00%	12/15/37	1,001,438
495,000	Colorado Springs CO Pikes Peak Americas Mountain Enterprise Pikes Peak	5.00%	12/01/25	502,716
1,585,000	Colorado Springs CO Pikes Peak Americas Mountain Enterprise Pikes Peak	5.25%	12/01/48	1,603,107
180,000	Crystal Vly CO Met Dist #2 Ref, Ser A, AGM	4.00%	12/01/32	179,531
325,000	Crystal Vly CO Met Dist #2 Ref, Ser A, AGM	4.00%	12/01/33	321,901
500,000	Crystal Vly CO Met Dist #2 Ref, Ser A, AGM	4.00%	12/01/34	493,204
330,000	Crystal Vly CO Met Dist #2 Ref, Ser A, AGM	4.00%	12/01/35	321,399
500,000	Crystal Vly CO Met Dist #2 Ref, Ser A, AGM	4.00%	12/01/36	469,902
5,000,000	Denver City & Cnty CO Arpt Rev Ref Sub Sys, Ser A, AMT	5.00%	12/01/32	5,050,977
5,000,000	Denver City & Cnty CO Arpt Rev Ref Sub Sys, Ser A, AMT	5.00%	12/01/34	5,025,808
900,000	Denver City & Cnty CO Arpt Rev Ref, Ser D, AMT	5.50%	11/15/33	967,406
1,300,000	Denver City & Cnty CO Arpt Rev Ref, Ser D, AMT	5.75%	11/15/41	1,378,208
4,465,000	Denver City & Cnty CO Arpt Rev, Ser A, AMT	5.00%	11/15/41	4,332,206
1,500,000	Denver City & Cnty CO Arpt Rev, Ser A, AMT	5.50%	11/15/42	1,545,992
3,190,000	Denver City & Cnty CO Sch Dist 1 Ref, Ser B	3.50%	12/01/28	3,057,467
1,000,000	Denver CO City & Cnty Dedicated Tax Rev, Ser A-1	5.00%	08/01/41	1,008,017
600,000	Denver CO Hlth & Hosp Auth 550 Acoma Inc, COPS	5.00%	12/01/26	605,833
1,790,000	Denver CO Intl Busn Ctr CO Met Dist #1 Subord, Ser B	6.00%	12/01/48	1,650,520
2,000,000	Elbert & Hwy 86 CO Comml Spl Rev & Tax Supported Ref Sr Bonds, Ser A (c)	5.00%	12/01/51	1,525,217
525,000	Firestone CO Wtr Enterprise Rev Ref, BAM	4.00%	12/01/37	477,438
375,000	Flying Horse CO Met Dist #2 Ref, Ser A, AGM	5.00%	12/01/33	398,024
225,000	Flying Horse CO Met Dist #2 Ref, Ser A, AGM	4.00%	12/01/38	199,656
200,000	Flying Horse CO Met Dist #2 Ref, Ser A, AGM	4.00%	12/01/39	172,502
3,235,000	Hunters Overlook Metro Dist #5 CO Sr Bonds, Ser A	5.00%	12/01/49	2,675,434
1,000,000	Jefferson Ctr CO Met Dist # 1 Spl Rev, Ser A-2	4.38%	12/01/47	753,859
860,000	Lakes at Centerra Met Dist No 2 CO Impt, Ser A	4.63%	12/01/27	818,911
2,250,000	Lanterns Met Dist #1 CO Sr, Ser A	5.00%	12/01/39	2,024,115
1,000,000	Lanterns Met Dist #1 CO Sr, Ser A	5.00%	12/01/49	844,639
300,000	Larimer Weld & Boulder Cnty CO Sch Dist #R-2J Thompson	5.00%	12/15/30	317,131
100,000	Lorson Ranch Met Dist #2 CO	4.00%	12/01/24	99,182
170,000	Lorson Ranch Met Dist #2 CO	5.00%	12/01/27	170,522
2,260,000	Mirabelle Met Dist #2 CO Sr, Ser A	5.00%	12/01/39	2,013,629
1,170,000	Mirabelle Met Dist #2 CO Sr, Ser A	5.00%	12/01/49	960,118
1,700,000	Nexus N at DIA Met Dist CO	5.00%	12/01/51	1,339,828
150,000	Park Creek CO Met Dist Rev Ref Sr Ltd Property Tax Supported, Ser A	5.00%	12/01/31	151,610
150,000	Park Creek CO Met Dist Rev Ref Sr Ltd Property Tax Supported, Ser A	5.00%	12/01/34	150,988

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Colorado (Continued)
$155,000	Park Creek CO Met Dist Rev Ref Sr Ltd Property Tax Supported, Ser A	5.00%	12/01/35	$155,624
2,950,000	Park Creek CO Met Dist Rev Sr Lien, Ser A, AGM	4.00%	12/01/34	2,839,733
1,040,000	Park Creek CO Met Dist Rev Sr Lien, Ser A, AGM	4.00%	12/01/36	955,952
420,000	Park Creek CO Met Dist Rev Sr, Ser A	5.00%	12/01/30	433,984
30,000	Park Creek CO Met Dist Rev Sr, Ser A, NATL-RE	5.00%	12/01/24	30,281
1,150,000	Peak Met Dist #1 CO, Ser A (c)	5.00%	12/01/51	904,975
920,000	Pinon Pines Met Dist #2 CO MDD	5.00%	12/01/40	810,229
1,195,000	Pinon Pines Met Dist #2 CO MDD	5.00%	12/01/50	966,475
500,000	Prairie Ctr CO Met Dist #3 Ltd Property Tax Supported Pri Ref, Ser A (c)	4.13%	12/15/27	481,170
2,500,000	Prairie Ctr CO Met Dist #3 Ltd Property Tax Supported Pri Ref, Ser A (c)	5.00%	12/15/41	2,271,383
700,000	Prairie Ctr Met Dist #7 CO	4.88%	12/15/44	554,883
5,235,000	Rampart Range CO Met Dist #1 Ltd Tax Supported & Spl Rev Ref & Impt, AGM	5.00%	12/01/42	5,261,146
1,000,000	Ridgeline Vista Met Dist CO, Ser A	5.25%	12/01/60	773,686
2,500,000	Riverwalk Metro Dist #2 CO, Ser A	5.00%	12/01/42	2,088,509
1,000,000	Sagebrush Farm Met Dist #1 CO Sr Bonds, Ser A	6.38%	12/01/42	934,664
550,000	Serenity Ridge CO Met Dist #2 Ref, Ser A (Pre-refunded maturity 12/01/23)	5.13%	12/01/37	566,878
1,500,000	Sky Ranch Cmnty Auth Brd CO Sr Bonds, Ser A	5.75%	12/01/52	1,284,670
175,000	Sterling Hills CO W Met Dist Ref	5.00%	12/01/32	179,331
1,800,000	Takoda CO Met Dist Ref	6.00%	12/01/36	1,860,860
825,000	Third Creek Met Dist #1 CO, Ser A-1	4.50%	12/01/37	662,930
825,000	Third Creek Met Dist #1 CO, Ser A-1	4.50%	12/01/42	611,325
1,400,000	Thompson Crossing Met Dist #4 CO Ref	5.00%	12/01/39	1,236,573
500,000	Trails at Crowfoot Met Dist #3 CO Sr Ser, Ser A	5.00%	12/01/39	433,484
1,500,000	Westerly Met Dist #4 CO Sr, Ser A	5.00%	12/01/50	1,176,997
				118,306,310
	Connecticut – 2.9%
2,000,000	CT St Hlth & Eductnl Facs Auth Rev Covenant Home Inc, Ser B	5.00%	12/01/40	1,803,221
1,000,000	CT St Hlth & Eductnl Facs Auth Rev Quinnipiac Univ Ref, Ser M	5.00%	07/01/36	1,001,044
5,130,000	CT St Hlth & Eductnl Facs Auth Rev Ref Fairfield Univ, Ser R	4.00%	07/01/42	4,327,370
1,030,000	CT St Hlth & Eductnl Facs Auth Rev Ref Fairfield Univ, Ser R	4.00%	07/01/47	827,963
1,000,000	CT St Hlth & Eductnl Facs Auth Rev Ref Fairfield Univ, Ser S	5.00%	07/01/26	1,023,211
2,250,000	CT St Hlth & Eductnl Facs Auth Rev Ref Quinnipiac Univ, Ser L	5.00%	07/01/31	2,259,393
200,000	CT St Hlth & Eductnl Facs Auth Rev Ref Quinnipiac Univ, Ser L	4.00%	07/01/33	195,074
445,000	CT St Hlth & Eductnl Facs Auth Rev, Ser A	5.00%	07/01/34	457,217
4,700,000	CT St Hlth & Eductnl Facs Auth Rev, Ser A	4.00%	07/01/37	4,186,567
300,000	CT St Hsg Fin Auth Hsg Fin Mtge Prog Ref, Subser A-1	3.65%	11/15/32	278,025
1,765,000	CT St Muni Elec Energy Coop Pwr Sply Sys Rev Ref, Ser A	5.00%	01/01/38	1,774,521
5,490,000	CT St Spl Tax Oblig Rev, Ser A	5.00%	05/01/41	5,657,029
1,680,000	CT St Spl Tax Oblig Rev, Ser A	5.25%	07/01/43	1,770,257
1,445,000	CT St, Ser A	5.00%	04/15/29	1,502,440
500,000	CT St, Ser A	4.00%	01/15/36	485,206
5,000,000	CT St, Ser A	4.00%	01/15/37	4,758,423
5,145,000	CT St, Ser A	4.00%	04/15/37	4,872,040
5,695,000	CT St, Ser A	4.00%	01/15/38	5,276,789
4,000,000	CT St, Ser B	5.00%	06/15/25	4,073,121
625,000	Hamden CT, BAM	6.00%	08/15/33	677,263
500,000	Harbor Point CT Infra Impt Dist Spl Oblig Rev Ref Harbor Point Proj Ltd (c)	5.00%	04/01/39	473,719
1,500,000	Univ of Connecticut CT, Ser A	5.00%	11/01/36	1,542,644
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Connecticut (Continued)
$3,730,000	Univ of Connecticut CT, Ser A	5.00%	02/15/41	$3,776,031
				52,998,568
	Delaware – 0.5%
325,000	DE St Hlth Facs Auth Rev Beebe Med Ctr	5.00%	06/01/26	329,091
4,335,000	DE St Hlth Facs Auth Rev Ref Christiana Hlth Care Sys Oblig Grp, Ser A	5.00%	10/01/35	4,513,606
3,000,000	DE St Hlth Facs Auth Rev Ref Christiana Hlth Care Sys Oblig Grp, Ser A	5.00%	10/01/38	3,038,013
1,821,000	Millsboro DE Spl Oblig Ref Plantation Lakes Spl Dev Dist (c)	5.00%	07/01/28	1,784,707
				9,665,417
	District of Columbia – 0.6%
1,745,000	Dist of Columbia Wtr & Swr Auth Pub Util Rev Green Bond, Ser A	5.00%	10/01/39	1,785,574
1,640,000	Met WA DC Arpts Auth Arpt Sys Rev Ref, AMT	5.00%	10/01/35	1,639,062
3,175,000	Met WA DC Arpts Auth Arpt Sys Rev Ref, Ser A, AMT	5.00%	10/01/33	3,258,872
700,000	Met WA DC Arpts Auth Arpt Sys Rev Ref, Ser A, AMT	5.25%	10/01/42	702,316
2,100,000	Met WA DC Arpts Auth Arpt Sys Rev Ref, Ser A, NATL-RE, AMT	5.00%	10/01/34	2,087,356
885,000	Washington DC Met Area Transit Auth Gross Rev Ref, Ser A-1	5.00%	07/01/29	910,786
				10,383,966
	Florida – 6.0%
255,000	Academical Vlg CDD FL Spl Assmnt Rev CDD	2.88%	05/01/25	246,256
1,000,000	Academical Vlg CDD FL Spl Assmnt Rev CDD	3.63%	05/01/40	748,722
545,000	Alachua Cnty FL Hlth Facs Auth CCRC Ref Oak Hammock at The Univ of FL Inc Proj	4.00%	10/01/40	418,059
2,945,000	Alachua Cnty FL Hlth Facs Auth Ref Shands Teaching Hosp & Clinics Inc, Ser B-1	5.00%	12/01/37	2,901,369
955,000	Berry Bay CDD FL Spl Assmnt Rev Assmnt Area One	3.63%	05/01/41	704,599
1,250,000	Berry Bay CDD FL Spl Assmnt Rev Assmnt Area One	4.00%	05/01/51	882,843
200,000	Bexley CDD FL Spl Assmnt Rev	4.10%	05/01/26	195,178
95,000	Brookstone CDD FL Spl Assmnt Rev CDD (e)	3.88%	11/01/23	95,000
2,725,000	Broward Cnty FL Arpt Sys Rev, Ser A, AMT	5.00%	10/01/38	2,666,609
1,450,000	Broward Cnty FL Convention Ctr Hotel Rev First Tier	5.00%	01/01/32	1,564,934
1,840,000	Coco Palms FL CDD Spl Assmnt	4.50%	05/01/32	1,733,773
500,000	Creekview CDD FL Spl Assmnt Rev Phase I Proj	3.88%	05/01/27	479,679
1,000,000	Cross Creek N CDD FL Spl Assmnt, Ser 2022	4.50%	05/01/52	796,374
930,000	Cypress Mill CDD FL Spl Assmnt CDD Assmnt Area Two Proj	4.00%	06/15/40	745,243
320,000	Edgewater E CDD FL Spl Assmnt Rev Assmnt Area One	2.50%	05/01/26	298,872
1,000,000	Edgewater E CDD FL Spl Assmnt Rev Assmnt Area One	4.00%	05/01/51	717,530
1,000,000	Edgewater E CDD FL Spl Assmnt Rev Assmnt Area Two	4.00%	05/01/52	704,361
130,000	Epperson N CDD FL Capital Impt Rev Assmnt Area #2	2.50%	05/01/26	121,618
1,790,000	Epperson N CDD FL Capital Impt Rev Assmnt Area 1, Ser A-1 (c)	5.50%	11/01/39	1,719,196
1,065,000	Epperson N CDD FL Capital Impt Rev Assmnt Area Three, Ser A	3.40%	11/01/41	747,953
1,250,000	Fallschase Cmnty Dev Dist FL Spl Assmnt	3.38%	05/01/41	892,099
200,000	FL St Dev Fin Corp Eductnl Facs Rev River City Science Acdmy Projs, Ser A	4.00%	07/01/26	194,575
155,000	FL St Dev Fin Corp Eductnl Facs Rev River City Science Acdmy Projs, Ser A	4.00%	07/01/29	146,867
310,000	FL St Dev Fin Corp Eductnl Facs Rev River City Science Acdmy Projs, Ser A	4.00%	07/01/35	274,408

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Florida (Continued)
$450,000	FL St Dev Fin Corp Eductnl Facs Rev River City Science Acdmy Projs, Ser A	4.00%	07/01/45	$338,716
750,000	FL St Dev Fin Corp Eductnl Facs Rev River City Science Acdmy Projs, Ser A	4.00%	07/01/55	516,754
725,000	FL St Govtl Util Auth Rev Ref, AGM	4.00%	10/01/37	653,017
825,000	FL St Govtl Util Auth Rev Ref, AGM	4.00%	10/01/38	745,422
1,000,000	Fort Pierce FL Utils Auth Ref, Ser A, AGM	5.00%	10/01/35	1,056,200
1,900,000	Gainesville FL Utils Sys Rev Var Ref Remk, Ser B (b)	3.90%	10/01/42	1,900,000
105,000	Harmony FL CDD Capital Impt Rev Ref, Ser 2015	4.75%	05/01/25	104,194
365,000	Heritage Harbour FL N CDD Capital Impt Rev Ref Sr Lien, Ser A-1, AGM	5.00%	05/01/25	369,327
1,000,000	Jacksonville FL Hlthcare Facs Rev Ref Baptist Hlth	5.00%	08/15/35	1,008,056
1,000,000	Jacksonville FL Spl Rev Ref Spl Rev, Ser B	5.00%	10/01/28	1,028,166
6,000,000	Jea FL Elec Sys Rev Ref Subord, Ser A	4.00%	10/01/35	5,528,403
1,000,000	Lakeland FL Energy Sys Rev Ref	5.00%	10/01/42	1,019,348
1,230,000	Lakeland FL Hosp Sys Rev Lakeland Regl Hlth (Pre-refunded maturity 11/15/24)	5.00%	11/15/33	1,244,529
155,000	Lakewood Ranch FL Stewardship Dist Spl Assmnt Rev Ref Country Club E Proj, AGM	4.50%	05/01/26	155,824
1,500,000	Lakewood Ranch FL Stewardship Dist Util Rev Sys Acq Proj, AGM	5.25%	10/01/48	1,520,769
460,000	Lee Cnty FL Indl Dev Auth Hlthcr Facs Rev Shell Point Oblig Grp	4.00%	11/15/30	433,248
300,000	Lee Cnty FL Loc Optional Gas Tax Rev	5.00%	08/01/40	297,982
1,250,000	Lee Cnty FL Loc Optional Gas Tax Rev	5.00%	08/01/41	1,242,096
4,225,000	Lee Memorial Hlth Sys Fl Hosp Rev Ref, Ser A-1	5.00%	04/01/44	4,043,491
1,265,000	Miami FL Spl Oblg Ref Street & Sidewalk Impt Prog, Ser A, AGM (c)	5.00%	01/01/35	1,306,045
95,000	Miami World Ctr CDD FL Spl Assmnt	4.00%	11/01/23	95,000
275,000	Miami World Ctr CDD FL Spl Assmnt	4.75%	11/01/27	272,450
2,000,000	Miami World Ctr CDD FL Spl Assmnt	5.13%	11/01/39	1,864,444
6,000,000	Miami-Dade Cnty FL Aviation Rev Ref	5.00%	10/01/41	5,801,867
2,575,000	Miami-Dade Cnty FL Aviation Rev Ref, Ser A, AMT	5.00%	10/01/38	2,517,214
2,625,000	Miami-Dade Cnty FL Aviation Rev Ref, Ser B, AMT	5.00%	10/01/40	2,536,756
445,000	Miami-Dade Cnty FL Indl Dev Auth Doral Acdmy Proj	5.00%	01/15/25	442,915
550,000	Miami-Dade Cnty FL Indl Dev Auth Doral Acdmy Proj	5.00%	01/15/32	537,373
1,210,000	Miami-Dade Cnty FL Indl Dev Auth Doral Acdmy Proj	5.00%	01/15/37	1,128,898
2,000,000	Miami-Dade Cnty FL Seaport Rev Ref Sr Bonds, Ser A, AMT	5.00%	10/01/42	1,931,757
1,080,000	Miami-Dade Cnty FL Spl Oblig Sub Ref	5.00%	10/01/35	1,090,005
115,000	N Park Isle Cmnty Dev Dist FL Spl Assmnt Rev Assmnt Area One	3.63%	05/01/24	114,142
800,000	N Park Isle Cmnty Dev Dist FL Spl Assmnt Rev Assmnt Area One	4.00%	05/01/30	743,340
1,545,000	N Park Isle Cmnty Dev Dist FL Spl Assmnt Rev Assmnt Area One	4.50%	05/01/40	1,311,504
780,000	N Sumter Cnty FL Util Dependent Dist Util Rev Sumter Wtr Conservation Auth Proj, AGM	4.00%	10/01/41	687,218
355,000	Nthrn Palm Beach Cnty FL Impt Dist	5.00%	08/01/37	331,505
145,000	Orange Cnty FL Hlth Facs Auth Rev Orlando Hlth Oblig Grp, Ser A	5.00%	10/01/36	149,542
500,000	Orange Cnty FL Hlth Facs Auth Rev Orlando Hlth Oblig Grp, Ser A	5.00%	10/01/37	511,381
1,500,000	Orange Cnty FL Hlth Facs Auth Rev Orlando Hlth Oblig Grp, Ser A	5.00%	10/01/41	1,485,596
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Florida (Continued)
$680,000	Orange Cnty FL Hlth Facs Auth Rev Presbyterian Retmnt Cmntys Proj	5.00%	08/01/29	$673,306
345,000	Orange Cnty FL Hlth Facs Auth Rev Presbyterian Retmnt Cmntys Proj	5.00%	08/01/34	335,625
200,000	Panama City Beach FL Capital Impt Rev Front Beach Road Proj	5.00%	11/01/32	212,604
685,000	Panama City Beach FL Capital Impt Rev Front Beach Road Proj	5.00%	11/01/33	727,275
1,880,000	Pasco Cnty FL Sch Brd, Ser C, AGM, COPS	5.00%	08/01/34	1,960,493
4,500,000	Polk Cnty FL Indl Dev Auth Mineral Dev LLC Secondary Phosphate Tailings Recovery Proj (c)	5.88%	01/01/33	4,319,593
605,000	Pompano Beach FL Rev John Knox Vlg Proj, Ser A	4.00%	09/01/41	456,634
45,000	Rhodine Road N CDD FL Spl Assmnt 2019 Assmnt Area	3.50%	05/01/24	44,653
815,000	Rhodine Road N CDD FL Spl Assmnt 2019 Assmnt Area	4.50%	05/01/40	703,399
500,000	Ridge at Apopka CDD Fl Spl Assmnt	5.38%	05/01/42	459,609
285,000	Rivington CDD FL Spl Assmnt Rev 2022 Assmnt Area	3.25%	05/01/27	267,123
210,000	Rivington CDD FL Spl Assmnt Rev Assmnt Area	2.88%	05/01/25	202,654
2,000,000	S Broward FL Hosp Dist Ref	4.00%	05/01/33	1,921,858
205,000	Saint Johns Cnty FL Indl Dev Auth Sr Living Rev Ref Vicar’s Landing Proj, Ser A	4.00%	12/15/31	180,025
500,000	Saint Johns Cnty FL Indl Dev Auth Sr Living Rev Ref Vicar’s Landing Proj, Ser A	4.00%	12/15/36	399,868
1,175,000	Saint Johns Cnty FL Indl Dev Auth Sr Living Rev Ref Vicar’s Landing Proj, Ser A	4.00%	12/15/41	856,769
6,000,000	Saint Lucie Cnty FL Sol Wst Disp Ref FL Pwr & Light Co Pj (b)	4.25%	05/01/24	6,000,000
335,000	San Simeon Cmnty Dev Dist FL Spl Assmnt (c)	4.13%	06/15/39	273,054
500,000	Sarasota Natl FL CDD Spl Assmnt Ref	3.50%	05/01/31	439,234
1,745,000	Sarasota Natl FL CDD Spl Assmnt Ref	4.00%	05/01/39	1,428,273
1,615,000	Sawyers Landing CDD FL Spl Assmnt Rev	4.13%	05/01/41	1,250,066
3,635,000	Sawyers Landing CDD FL Spl Assmnt Rev	4.25%	05/01/53	2,556,512
2,250,000	SE Overtown Park W Cmnty Redev Agy FL Tax, Ser A-1 (c)	5.00%	03/01/30	2,250,525
210,000	Shell Point Cmnty Dev Dist FL Spl Assmnt (c)	4.00%	11/01/24	207,657
2,730,000	Stoneybrook FL S CDD Spl Assmnt Rev Assmnt Area Two, A Proj	5.13%	11/01/34	2,687,013
1,250,000	Summer Woods CDD FL Spl Assmnt Area Two 2020 Proj	4.00%	05/01/50	888,384
500,000	Tallahassee FL Energy Sys Rev Energy Sys	5.00%	10/01/29	502,885
125,000	Tampa FL Hosp Rev H Lee Moffitt Cancer Ctr Proj, Ser B	5.00%	07/01/27	127,565
120,000	Tampa FL Hosp Rev H Lee Moffitt Cancer Ctr Proj, Ser B	5.00%	07/01/31	122,684
200,000	Tampa FL Hosp Rev H Lee Moffitt Cancer Ctr Proj, Ser B	5.00%	07/01/32	204,736
250,000	Tampa FL Hosp Rev H Lee Moffitt Cancer Ctr Proj, Ser B	5.00%	07/01/33	255,806
250,000	Tampa FL Hosp Rev H Lee Moffitt Cancer Ctr Proj, Ser B	5.00%	07/01/34	255,609
400,000	Tampa FL Hosp Rev H Lee Moffitt Cancer Ctr Proj, Ser B	4.00%	07/01/38	348,824
300,000	Tampa FL Hosp Rev H Lee Moffitt Cancer Ctr Proj, Ser B	4.00%	07/01/39	258,314
230,000	Tampa FL Rev Ref The Univ of Tampa Proj, Ser A	5.00%	04/01/34	235,592
810,000	Tern Bay CDD FL Spl Assmnt	3.13%	06/15/27	749,360
1,250,000	Tern Bay CDD FL Spl Assmnt	4.00%	06/15/42	967,312
90,000	Timber Creek CDD FL Spl Assmnt Rev (c)	4.13%	11/01/24	89,114
775,000	Tolomato FL CDD Ref 2022A Assmnt Area, Ser A, AGM	3.00%	05/01/26	745,890
825,000	Tolomato FL CDD Ref 2022A Assmnt Area, Ser A, AGM	3.00%	05/01/28	775,361
100,000	UCF Stadium Corp FL Rev Ref, Ser A	5.00%	03/01/24	100,127
40,000	Villamar CDD FL Spl Assmnt	3.75%	05/01/24	39,732
70,000	Vlg FL CDD #6 Spl Assmnt Rev Ref	4.00%	05/01/25	69,634
500,000	Volusia Cnty FL Eductnl Fac Auth Ref Embry Riddle Aeronautical Univ Inc Proj, Ser A	4.00%	10/15/37	443,764
835,000	Westside FL CDD Spl Assmnt Rev Ref (c)	4.10%	05/01/37	706,942
1,500,000	Westview S CDD FL Spl Assmnt Area One 2023 Proj Area	5.38%	05/01/43	1,361,145

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Florida (Continued)
$110,000	WildBlue CDD FL Spl Assmnt (c)	3.50%	06/15/24	$108,933
				108,232,146
	Georgia – 4.4%
8,980,000	Atlanta GA Arpt Passenger Fac Charge Rev Arpt Rev Subord, Ser D, AMT	4.00%	07/01/37	8,070,030
3,000,000	Atlanta GA Arpt Rev Ref, Ser C, AMT	5.00%	01/01/25	3,003,971
1,000,000	Atlanta GA Arpt Rev Ref, Ser C, AMT	4.00%	07/01/39	872,686
3,000,000	Atlanta GA Arpt Rev, Ser A	5.00%	07/01/42	3,064,872
650,000	Atlanta GA Tax Allocation Ref Eastside Proj (Pre-refunded maturity 01/01/26)	5.00%	01/01/30	666,827
3,500,000	Bartow Cnty GA Dev Auth Var Ref GA Pwr Co Plt Bowen Proj First Series Remk (Mandatory put 03/08/28)	3.95%	12/01/32	3,339,215
1,300,000	Brookhaven Dev Auth GA Children’s Hlthcare of Atlanta, Ser A	5.00%	07/01/35	1,357,142
4,400,000	Burke Cnty GA Dev Auth Poll Control Rev GA Pwr Co Plant Vogtle Proj Remk, Ser 1 (b)	4.30%	11/01/48	4,400,000
8,700,000	Burke Cnty GA Dev Auth Poll Control Rev Var Ref GA Pwr Co Plant Vogtle Proj (b)	4.37%	11/01/52	8,700,000
5,000,000	Burke Cnty GA Dev Auth Poll Ctrl Rev Adjustable GA Pwr Co Plant Vogtle Proj Remk (b)	4.25%	11/01/52	5,000,000
600,000	Columbia Cnty GA Hosp Auth Ref Rev Anticipation Ctfs Wellstar Hlth Sys Inc Proj, Ser B (f)	5.00%	04/01/31	641,586
250,000	Columbia Cnty GA Hosp Auth Ref Rev Anticipation Ctfs Wellstar Hlth Sys Inc Proj, Ser B (f)	5.00%	04/01/36	265,715
250,000	Columbia Cnty GA Hosp Auth Ref Rev Anticipation Ctfs Wellstar Hlth Sys Inc Proj, Ser B (f)	5.00%	04/01/37	262,848
250,000	Columbia Cnty GA Hosp Auth Ref Rev Anticipation Ctfs Wellstar Hlth Sys Inc Proj, Ser B (f)	5.00%	04/01/38	259,731
625,000	De Kalb GA Priv Hosp Auth Children’s Hlthcare of Atlanta, Ser B	4.00%	07/01/37	586,588
500,000	Etowah GA Wtr & Swr Auth Rev Ref, BAM	4.00%	03/01/34	476,441
350,000	Etowah GA Wtr & Swr Auth Rev Ref, BAM	4.00%	03/01/35	330,263
400,000	Etowah GA Wtr & Swr Auth Rev Ref, BAM	4.00%	03/01/36	371,435
2,775,000	Fulton Cnty GA Rsdl Care Facs Elderly Auth Retmnt Fac Rev Ref Lenbrook Sq Fdtn Inc	5.00%	07/01/31	2,700,794
750,000	GA St Hgr Edu Facs Auth Rev Ref USG Real Estate Fdtn II LLC Projs	5.00%	06/15/34	777,485
890,000	GA St Hgr Edu Facs Auth Rev Ref USG Real Estate Fdtn II LLC Projs	5.00%	06/15/35	919,399
2,525,000	GA St Hsg & Fin Auth Rev SF Mtge, Ser C	3.25%	12/01/33	2,241,673
40,000	Gainesville & Hall Cnty GA Hosp Auth Ref NE GA Hlth Sys Inc Proj, Ser A	5.00%	02/15/26	40,557
250,000	Geo L Smith II GA Congress Ctr Auth Convention Ctr Hotel First Tier, Ser A	4.00%	01/01/36	223,443
1,000,000	Geo L Smith II GA Congress Ctr Auth Convention Ctr Hotel First Tier, Ser A	4.00%	01/01/54	749,324
1,000,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser A	5.00%	05/15/27	995,042
2,500,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser A (Mandatory put 06/01/30)	5.00%	06/01/53	2,459,845
3,625,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser A (Mandatory put 09/01/27)	4.00%	07/01/52	3,488,920
14,500,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser A (Mandatory put 12/01/29)	4.00%	09/01/52	13,488,062
2,795,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser B (Mandatory put 03/01/30)	5.00%	07/01/53	2,778,140
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Georgia (Continued)
$2,265,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser D (Mandatory put 12/01/30)	5.00%	05/01/54	$2,226,339
2,500,000	Monroe Cnty GA Dev Auth Poll Control Rev Var Ref GA Pwr Co Plant Scherer Proj Remk, Ser 2 (Mandatory put 03/06/26)	3.88%	12/01/41	2,435,370
600,000	Muni Elec Auth of GA Plant Vogtle Units 3 & 4 Proj J Bonds, Ser A, AGM	5.00%	07/01/38	611,987
350,000	Muni Elec Auth of GA Ref Plant Vogtle Units 3 & 4 Proj J, Ser A, AGM	4.00%	01/01/39	316,525
320,000	Muni Elec Auth of GA Ref Plant Vogtle Units 3 & 4 Proj J, Ser A, AGM	4.00%	01/01/40	286,149
275,000	Priv Clgs & Univs Auth GA Ref Mercer Univ Proj	5.00%	10/01/29	285,339
1,175,000	Priv Clgs & Univs Auth GA Savannah Clg of Art & Design Proj (Pre-refunded maturity 04/01/24)	5.00%	04/01/33	1,180,628
				79,874,371
	Guam – 0.1%
1,000,000	Guam Govt Wtrwks Auth Wtr & Wstwtr Sys Rev, Ser A	5.00%	01/01/50	898,543
300,000	Guam Port Auth Port Rev, Ser B, AMT	5.00%	07/01/32	303,722
				1,202,265
	Hawaii – 0.3%
3,460,000	HI St Arpts Sys Rev, Ser A, AMT	5.00%	07/01/43	3,353,604
455,000	Honolulu City & Cnty HI Wstwtr Sys Rev Ref First Bond Resolution, Ser B	5.00%	07/01/40	465,215
2,450,000	Honolulu City & Cnty HI Wstwtr Sys Rev Ref Sr First Bd Resolution, Ser B	4.00%	07/01/32	2,411,244
				6,230,063
	Idaho – 0.3%
1,000,000	ID St Hlth Facs Auth Rev Ref Madison Memorial Hosp	5.00%	09/01/25	988,352
1,265,000	ID St Hlth Facs Auth Rev Ref Madison Memorial Hosp	5.00%	09/01/30	1,220,726
1,000,000	ID St Hlth Facs Auth Rev Ref Madison Memorial Hosp	5.00%	09/01/37	901,257
2,000,000	ID St Hlth Facs Auth Rev Ref St Lukes Hlth Sys Proj, Ser A	5.00%	03/01/34	2,015,865
				5,126,200
	Illinois – 4.6%
1,210,000	Bolingbrook IL Ref, Ser A	4.00%	01/01/35	1,028,939
1,000,000	Bolingbrook IL Ref, Ser A, AGM	5.00%	01/01/30	1,040,698
1,000,000	Bolingbrook IL Ref, Ser A, AGM	5.00%	01/01/31	1,040,166
1,000,000	Chicago IL Brd of Edu Dedicated Capital Impt Tax	5.25%	04/01/36	1,012,665
1,250,000	Chicago IL Brd of Edu Dedicated Capital Impt Tax	5.25%	04/01/37	1,253,075
500,000	Chicago IL Brd of Edu Ref Dedicated, Ser C	5.00%	12/01/30	493,772
3,435,000	Chicago IL Brd of Edu Ref, Ser B	5.00%	12/01/30	3,402,597
500,000	Chicago IL Brd of Edu, Ser A (f)	5.50%	12/01/37	496,667
500,000	Chicago IL Brd of Edu, Ser A (f)	5.50%	12/01/38	492,466
2,600,000	Chicago IL Chicago Wks, Ser A	5.00%	01/01/35	2,637,614
2,000,000	Chicago IL Chicago Wks, Ser A	5.50%	01/01/41	2,007,887
560,000	Chicago IL Etm, Ser A	5.00%	01/01/27	580,497
1,375,000	Chicago IL Midway Arpt Rev Ref 2nd Lien, Ser A, AMT	5.00%	01/01/34	1,348,282
200,000	Chicago IL Midway Arpt Rev Sr Lien Ref, Ser A, AMT, BAM (f)	5.50%	01/01/37	208,836
500,000	Chicago IL Midway Arpt Rev Sr Lien Ref, Ser A, AMT, BAM (f)	5.75%	01/01/42	524,133
305,000	Chicago IL O’Hare Intl Arpt Rev Ref Gen Sr Lien, Ser A, AMT	5.00%	01/01/30	305,251
325,000	Chicago IL O’Hare Intl Arpt Rev Ref Sr Lien O’hare Intl Arpt, Ser C, AMT	5.00%	01/01/34	330,905
3,320,000	Chicago IL O’Hare Intl Arpt Rev Ref Sr Lien, Ser A, AMT	5.00%	01/01/36	3,317,397

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Illinois (Continued)
$600,000	Chicago IL O’Hare Intl Arpt Rev Ref Sr Lien, Ser A, AMT	5.00%	01/01/37	$588,397
1,500,000	Chicago IL O’Hare Intl Arpt Rev Ref, Ser A, AMT	5.00%	01/01/33	1,484,522
2,675,000	Chicago IL O’Hare Intl Arpt Rev, Ser C, AMT	5.00%	01/01/31	2,660,282
610,000	Chicago IL O’Hare Intl Arpt Rev, Ser C, AMT	5.00%	01/01/34	601,450
2,155,000	Chicago IL Park Dist Ref, Ser A, BAM	4.00%	01/01/37	1,929,727
450,000	Chicago IL Ref 2003B Remk	5.25%	01/01/29	452,114
185,000	Chicago IL Ref Proj, Ser A (Forward refunding maturity 01/01/24)	5.00%	01/01/27	185,276
1,155,000	Chicago IL Ref Proj, Ser A (Forward refunding maturity 01/01/24)	5.00%	01/01/35	1,156,720
500,000	Chicago IL Ref, Ser A	5.63%	01/01/29	514,062
500,000	Chicago IL Ref, Ser C	5.00%	01/01/25	502,661
645,000	Chicago IL Ref, Ser C	5.00%	01/01/26	652,468
270,000	Chicago IL Ref, Ser C	5.00%	01/01/38	257,671
145,000	Chicago IL Ref, Ser C, CABS	(g)	01/01/24	143,876
125,000	Chicago IL Ref, Ser C, CABS	(g)	01/01/25	118,257
1,500,000	Chicago IL Unref, Ser A	5.00%	01/01/27	1,524,020
2,425,000	DuPage & Cook Cntys IL Twp High Sch Dist #86 Hinsdale	4.00%	01/15/36	2,361,762
505,000	Hampshire IL Spl Svc Area #14 Spl Tax Ref Lakewood Crossing, BAM	4.00%	03/01/25	504,990
170,000	Hillside IL Tax Incr Rev Ref	5.00%	01/01/24	169,921
240,000	IL St	5.00%	05/01/24	240,712
125,000	IL St	5.00%	06/01/27	127,000
325,000	IL St Fin Auth Acad Facs Lease Rev Univ of Illinois at Urbana-Champaign Proj, Ser A	5.00%	10/01/33	332,204
850,000	IL St Fin Auth Acad Facs Lease Rev Univ of Illinois at Urbana-Champaign Proj, Ser A	5.00%	10/01/34	867,785
970,000	IL St Fin Auth Acad Facs Lease Rev Univ of Illinois at Urbana-Champaign Proj, Ser A	5.00%	10/01/35	983,577
300,000	IL St Fin Auth Acad Facs Lease Rev Univ of Illinois at Urbana-Champaign Proj, Ser A	5.00%	10/01/36	301,102
1,000,000	IL St Fin Auth Rev Centegra Hlth Sys, Ser A (Pre-refunded maturity 09/01/24)	5.00%	09/01/39	1,008,165
500,000	IL St Fin Auth Rev Loc Govt Prog E Prairie Sch Dist #73 Proj, BAM	5.00%	12/01/30	527,463
845,000	IL St Fin Auth Rev Ref Mercy Hlth Sys Oblig Grp	5.00%	12/01/33	848,914
35,000	IL St Fin Auth Rev Ref Presbyterian Homes Oblig Grp, Ser A	5.00%	11/01/24	35,012
4,350,000	IL St Fin Auth Rev Twp High Sch Dist #207 Proj	4.00%	12/01/38	3,860,453
500,000	IL St Fin Auth Stdt Hsg & Acad Fac Rev Chf Chicago LLC Univ IL Chicago Proj, Ser A	5.00%	02/15/27	498,466
95,000	IL St Fin Auth Stdt Hsg & Acad Fac Rev Chf Chicago LLC Univ IL Chicago Proj, Ser A	5.00%	02/15/31	94,535
465,000	IL St Fin Auth Stdt Hsg & Acad Fac Rev Chf Chicago LLC Univ IL Chicago Proj, Ser A	5.00%	02/15/32	461,544
115,000	IL St Ref, Ser B	5.00%	10/01/24	115,638
3,175,000	IL St Sales Tax Rev Junior Oblig, Ser A, BAM	3.00%	06/15/34	2,621,219
100,000	IL St Sales Tax Rev Ref Junior Oblig Build IL Bonds, Ser C	5.00%	06/15/29	103,045
1,500,000	IL St, Ser A	5.00%	12/01/26	1,529,127
2,500,000	IL St, Ser A	5.50%	03/01/42	2,542,590
2,000,000	IL St, Ser B	4.00%	12/01/37	1,764,589
750,000	IL St, Ser B	5.25%	05/01/38	758,056
1,000,000	IL St, Ser B	5.25%	05/01/39	1,006,000
6,200,000	IL St, Ser C	5.00%	11/01/29	6,327,819
1,250,000	IL St, Ser D	5.00%	11/01/23	1,250,000
1,005,000	IL St, Ser D	5.00%	11/01/24	1,011,020
325,000	IL St, Ser D	5.00%	11/01/26	331,158
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Illinois (Continued)
$1,500,000	Lincolnwood IL Tax Incr Allocation Rev Nts Dist 1860 Dev Proj, Ser A, COPS (c)	4.82%	01/01/41	$1,271,208
500,000	Macon Cnty IL Sch Dist #61 Ref, Ser C, AGM	4.00%	01/01/28	500,411
1,175,000	Madison Bond Etc Cntys IL Cmnty Unit Sch Dist #5, Ser B, AGM	5.50%	02/01/39	1,225,412
700,000	Madison Bond Etc Cntys IL Cmnty Unit Sch Dist #5, Ser B, AGM	5.50%	02/01/40	727,595
3,635,000	Morton Grove-Niles Wtr Commn IL Wtr, Ser A	5.00%	12/01/41	3,721,740
405,000	Peoria IL Ref, Ser C, AGM	4.00%	01/01/33	396,807
1,000,000	Piatt Champaign & De Witt Cntys IL Cmnty Unit Sch Dist #25 Ref, Ser B, BAM	5.00%	11/01/33	1,027,921
145,000	Railsplitter IL Tobacco Stlmt Auth	5.00%	06/01/26	148,494
645,000	Rockford IL Ref Wtrwks Sys, Ser B, BAM	5.00%	12/15/26	666,706
110,000	Romeoville IL Rev Ref Lewis Univ Proj	5.00%	10/01/24	109,811
125,000	Romeoville IL Rev Ref Lewis Univ Proj	5.00%	10/01/25	124,957
950,000	Sales Tax Securitization Corp IL Ref, Ser C	5.50%	01/01/36	984,073
2,740,000	Schaumburg IL Ref	4.00%	12/01/23	2,738,811
885,000	Skokie IL Park Dist, Ser A	5.00%	12/01/34	924,154
510,000	Skokie IL Park Dist, Ser A	5.00%	12/01/35	531,269
1,560,000	Woodford McLean & Livingston Cntys IL Cmnty United Sch Dist, Ser B, BAM	4.00%	11/01/36	1,417,525
				83,394,110
	Indiana – 1.6%
2,270,000	Avon IN Cmnty Sch Bldg Corp	5.00%	01/15/41	2,283,313
3,080,000	Borden Henryville Multi Sch Bldg Corp IN	5.00%	07/15/39	3,141,458
1,920,000	Carmel IN Loc Pub Impt Bond Bank Multipurpose, Ser 2016	5.00%	07/15/34	1,953,602
250,000	Fort Wayne IN Mf Hsg Rev Silver Birch at Cook Road (c)	5.30%	01/01/32	211,002
3,000,000	IN Fin Auth Midwestern Disaster Relief Rev OH Vly Elec Corp Proj Remk, Ser A	4.25%	11/01/30	2,878,752
1,500,000	IN St Fin Auth Envrnmntl Rev Ref Var Duke Energy IN Inc Proj Remk, Ser A-1, AMT (Mandatory put 06/01/32)	4.50%	05/01/35	1,450,266
4,000,000	IN St Fin Auth Envrnmntl Rev Var Ref Fulcrum Centerpoint LLC Proj, AMT (Mandatory put 11/15/23)	4.50%	12/15/46	3,999,112
2,000,000	IN St Fin Auth Hlth Sys Rev IN Univ Hlth, Ser A	5.00%	10/01/43	2,021,411
430,000	IN St Fin Auth Hosp Rev Goshen Hlth, Ser A	4.00%	11/01/36	368,480
1,330,000	IN St Fin Auth Hosp Rev Goshen Hlth, Ser A	4.00%	11/01/37	1,126,484
1,000,000	IN St Fin Auth Hosp Rev Reid Hlth, AGM	5.00%	01/01/40	1,008,700
1,000,000	IN St Fin Auth Rev BHI Sr Living, Ser A (Pre-refunded maturity 11/15/23)	5.88%	11/15/41	1,000,521
600,000	IN St Fin Auth Rev Eductnl Facs Rock Creek Cmnty Acdmy Proj, Ser A (e)	5.25%	07/01/28	581,639
1,000,000	IN St Fin Auth Rev Eductnl Facs Rock Creek Cmnty Acdmy Proj, Ser A (e)	5.88%	07/01/38	935,999
460,000	IN St Fin Auth Rev Greencroft Oblig Grp, Ser A (Forward refunding maturity 11/15/23)	5.75%	11/15/28	460,177
55,000	IN St Fin Auth Rev Greencroft Oblig Grp, Ser A (Forward refunding maturity 11/15/23)	6.00%	11/15/28	55,026
500,000	IN St Fin Auth Rev Marian Univ Proj, Ser A	5.00%	09/15/34	492,964
275,000	IN St Fin Auth Rev Ref Rev Cmnty Fdtn of NW IN	5.00%	09/01/31	281,142
2,800,000	IN St Muni Pwr Agy Ref, Ser A	5.00%	01/01/42	2,790,495
500,000	NW Hendricks IN Multi-Bldg Corp	4.00%	07/15/33	493,412
1,500,000	Whiting IN Envrnmntl Facs Rev Ref BP Products N America Inc Proj, Ser A, AMT (Mandatory put 06/05/26)	5.00%	12/01/44	1,498,129

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Indiana (Continued)
$330,000	Zionsville IN Cmnty Schs Bldgcorp	4.00%	07/15/33	$325,652
				29,357,736
	Iowa – 0.6%
1,000,000	Altoona IA, Ser A, COPS, BAM	5.00%	06/01/33	1,050,253
720,000	Altoona IA, Ser A, COPS, BAM	5.00%	06/01/34	757,757
2,385,000	Coralville IA Ref, Ser A	5.00%	05/01/38	2,295,039
3,000,000	IA St Fin Auth Midwstrn Disaster Area Rev Ref IA Fertilizer Company Proj (Mandatory put 12/01/42)	5.00%	12/01/50	2,731,505
3,190,000	Pefa Inc IA Gas Proj Rev (Mandatory put 09/01/26)	5.00%	09/01/49	3,169,091
200,000	Tobacco Stlmt Auth IA Tobacco Stlmt Rev Ref Sr, Ser A-2, Class 1	5.00%	06/01/32	207,666
300,000	Tobacco Stlmt Auth IA Tobacco Stlmt Rev Ref Sr, Ser A-2, Class 1	4.00%	06/01/35	286,671
200,000	Tobacco Stlmt Auth IA Tobacco Stlmt Rev Ref Sr, Ser A-2, Class 1	4.00%	06/01/38	182,355
300,000	Tobacco Stlmt Auth IA Tobacco Stlmt Rev Ref Sr, Ser A-2, Class 1	4.00%	06/01/39	271,427
				10,951,764
	Kansas – 1.0%
625,000	Goddard KS Sales Tax Spl Oblg Rev Ref Olympic Park Star Bond Proj	3.60%	06/01/30	582,083
4,210,000	Johnson & Miami Cntys KS Unif Sch Dist #230 Spring Hill, Ser A	5.00%	09/01/35	4,378,524
1,240,000	KS Muni Energy Agy Pwr Proj Rev Dogwood Proj, Ser A, BAM	5.00%	04/01/29	1,270,315
1,470,000	KS Muni Energy Agy Pwr Proj Rev Dogwood Proj, Ser A, BAM	5.00%	04/01/30	1,505,597
1,900,000	KS St Dept of Transprtn Hwy Rev	5.00%	09/01/35	1,920,947
500,000	Leavenworth Cnty KS Unif Sch Dist #464 Ref, Ser A	4.00%	09/01/31	492,540
625,000	Leavenworth Cnty KS Unif Sch Dist #464 Ref, Ser A	4.00%	09/01/32	613,581
575,000	Leavenworth Cnty KS Unif Sch Dist #464 Ref, Ser A	4.00%	09/01/33	563,492
500,000	Leavenworth Cnty KS Unif Sch Dist #464 Ref, Ser A	4.00%	09/01/34	482,280
525,000	Leavenworth Cnty KS Unif Sch Dist #464 Ref, Ser A	4.00%	09/01/35	496,964
600,000	Leavenworth Cnty KS Unif Sch Dist #464 Ref, Ser A	4.00%	09/01/36	556,094
1,045,000	Lenexa KS Hlthcare Fac Rev Ref Lakeview Vlg Inc, Ser A	5.00%	05/15/26	1,032,036
2,000,000	Wyandotte Cnty Kansas City KS Unif Govt Util Sys Rev Impt, Ser A	5.00%	09/01/40	2,003,381
475,000	Wyandotte Cnty Kansas City KS Unif Govt Util Sys Rev Ref & Impt, Ser A	5.00%	09/01/29	476,290
2,000,000	Wyandotte Cnty KS Kansas City Unif Govt Spl Oblg Rev Ref Vlg E Proj Areas 2B 3 5 (c)	5.75%	09/01/39	1,808,899
150,000	Wyandotte Cnty KS Unif Sch Dist #202, Ser A, AGM (Pre-refunded maturity 09/01/27)	5.00%	09/01/32	156,820
				18,339,843
	Kentucky – 2.7%
5,100,000	Boyle Cnty KY Eductnl Facs Rev Ref Centre Clg, Ser A	5.25%	06/01/43	5,113,801
500,000	Hazard KY Hlthcare Rev Ref Appalachian Regl Hlthcare Proj	4.00%	07/01/39	406,698
3,500,000	KY Bond Dev Corp Indl Bldg Rev KY Communications Network Auth Proj, BAM	5.00%	09/01/49	3,407,553
145,000	KY St Econ Dev Fin Auth Baptist Hlthcare Sys, Ser B	5.00%	08/15/28	148,464
275,000	KY St Econ Dev Fin Auth Baptist Hlthcare Sys, Ser B	5.00%	08/15/36	276,924
2,950,000	KY St Econ Dev Fin Auth Baptist Hlthcare Sys, Ser B	5.00%	08/15/46	2,752,338
160,000	KY St Econ Dev Fin Auth Hlth Sys Rev Norton Hlthcare Inc, Ser B, CABS, NATL-RE	(g)	10/01/25	145,661
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Kentucky (Continued)
$625,000	KY St Econ Dev Fin Auth Ref Commonspirit Hlth, Ser A-1	4.00%	08/01/38	$543,770
3,795,000	KY St Econ Dev Fin Auth Ref Commonspirit Hlth, Ser A-1	5.00%	08/01/44	3,588,247
730,000	KY St Econ Dev Fin Auth Ref Commonspirit Hlth, Ser A-2	5.00%	08/01/35	735,511
895,000	KY St Econ Dev Fin Auth Ref Commonspirit Hlth, Ser A-2	5.00%	08/01/36	895,532
6,300,000	KY St Pub Energy Auth Gas Sply Rev Var, Ser C (Mandatory put 02/01/28)	4.00%	02/01/50	5,979,248
440,000	KY St Univ Proj, COPS, BAM	4.00%	11/01/46	367,933
1,500,000	Louisville & Jefferson Cnty KY Met Govt Hlth Sys Rev Norton Hlthcare Inc, Ser A	4.00%	10/01/39	1,288,765
3,315,000	Louisville & Jefferson Cnty KY Met Govt Hlth Sys Rev Ref Norton Hlthcare Inc, Ser A	5.00%	10/01/30	3,336,581
1,120,000	Louisville & Jefferson Cnty KY Met Govt Hlth Sys Rev Ref Norton Hlthcare Inc, Ser A	5.00%	10/01/31	1,126,160
1,300,000	Louisville & Jefferson Cnty KY Met Govt Hlth Sys Rev Ref Norton Hlthcare Inc, Ser A	5.00%	10/01/40	1,278,417
1,000,000	Louisville & Jefferson Cnty KY Met Govt Hlth Sys Rev Ref Norton Hlthcare Inc, Ser A	5.00%	10/01/41	977,749
290,000	Louisville & Jefferson Cnty KY Met Swr Dist Swr & Drain Sys Green Bond, Ser A	5.00%	05/15/29	309,263
16,200,000	Meade Cnty KY Indl Bldg Rev Var Nucor Steel Brandenburg Proj Green Bond, Ser B-1 (b)	4.75%	08/01/61	16,200,000
				48,878,615
	Louisiana – 1.1%
1,260,000	E Baton Rouge Parish LA Capital Impts Dist MOVEBR Sales, Ser T	4.00%	08/01/35	1,234,874
1,520,000	E Baton Rouge Parish LA Capital Impts Dist MOVEBR Sales, Ser T	4.00%	08/01/36	1,448,231
6,500,000	E Baton Rouge Parish LA Swr Commn Rev Ref, Ser A	4.00%	02/01/45	5,472,330
1,000,000	LA Pub Facs Auth Rev Ref Ochsner Clinic Fdtn Proj	5.00%	05/15/36	1,004,825
250,000	LA St Loc Govt Envrnmntl Facs & Cmnty Dev Auth Rev Ascension Psh Courthouse Proj	5.00%	11/01/31	257,265
1,700,000	LA St Loc Govt Envrnmntl Facs & Cmnty Dev Auth Rev Ref Hosp Womans Fdtn Proj, Ser A	5.00%	10/01/37	1,671,917
1,500,000	LA St Loc Govt Envrnmntl Facs & Cmnty Dev Auth Rev Ref Westlake Chemical Corp Proj Remk	3.50%	11/01/32	1,338,562
750,000	New Orleans LA Aviation Brd Gen Arpt N Term, Ser B, AMT	5.00%	01/01/28	756,341
750,000	New Orleans LA Aviation Brd Gen Arpt N Term, Ser B, AMT	5.00%	01/01/29	754,672
200,000	New Orleans LA Aviation Brd Gen Arpt N Term, Ser B, AMT	5.00%	01/01/31	199,969
1,305,000	New Orleans LA Wtr Rev (Pre-refunded maturity 12/01/25)	5.00%	12/01/34	1,334,746
1,050,000	New Orleans LA Wtr Rev Ref (Pre-refunded maturity 12/01/24)	5.00%	12/01/28	1,061,815
1,000,000	Saint John the Baptist Parish LA Rev Var Ref Marathon Oil Corp Proj Remk, Subser 2017B-1 (Mandatory put 07/01/24)	2.13%	06/01/37	983,078
625,000	Shreveport LA Wtr & Swr Rev Junior Lien, Ser A, AGM	5.00%	12/01/32	647,544
1,650,000	Shreveport LA Wtr & Swr Rev, Ser B, BAM	5.00%	12/01/30	1,654,649
				19,820,818
	Maryland – 1.2%
565,000	Baltimore Cnty MD Rev Ref Oak Crest Vlg Inc Fac	4.00%	01/01/39	482,337
650,000	Baltimore Cnty MD Rev Ref Oak Crest Vlg Inc Fac	4.00%	01/01/40	547,485
600,000	Baltimore Cnty MD Rev Ref Riderwood Vlg Inc Proj	4.00%	01/01/33	555,801
685,000	Baltimore Cnty MD Rev Ref Riderwood Vlg Inc Proj	4.00%	01/01/34	628,933
650,000	Baltimore Cnty MD Rev Ref Riderwood Vlg Inc Proj	4.00%	01/01/36	578,786
700,000	Baltimore Cnty MD Rev Ref Riderwood Vlg Inc Proj	4.00%	01/01/38	606,442
2,020,000	Baltimore MD Spl Oblig Ref E Baltimore Rsrch Park Proj, Ser A	5.00%	09/01/38	1,892,111

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Maryland (Continued)
$100,000	Baltimore MD Spl Oblig Ref Sr Lien Harbor Point Proj, Ser A (c)	2.75%	06/01/24	$98,392
125,000	Baltimore MD Spl Oblig Ref Sr Lien Harbor Point Proj, Ser A (c)	2.80%	06/01/25	119,809
135,000	Baltimore MD Spl Oblig Ref Sr Lien Harbor Point Proj, Ser A (c)	2.85%	06/01/26	126,342
1,000,000	Gaithersburg MD Econ Dev Rev Ref Proj Asbury MD Oblig Grp, Ser A	4.50%	01/01/25	987,481
550,000	Harford Cnty MD Spl Oblg Ref Beechtree Estates Proj	4.00%	07/01/36	508,922
500,000	MD St Econ Dev Corp Stdt Hsg Rev Bowie St Univ Proj	4.00%	07/01/40	430,120
600,000	MD St Econ Dev Corp Stdt Hsg Rev Ref Sr Univ MD Proj	4.00%	07/01/24	596,020
2,490,000	MD St Econ Dev Corp Stdt Hsg Rev Ref Univ MD Clg Park Projs, AGM	5.00%	06/01/35	2,524,354
5,000,000	MD St First Ser	4.00%	06/01/29	4,976,554
800,000	MD St Hlth & Hgr Eductnl Facs Auth Rev Ref Anne Arundel Hlth Sys, Ser A	5.00%	07/01/30	806,103
250,000	MD St Hlth & Hgr Eductnl Facs Auth Rev Ref Stevenson Univ Proj, Ser A	4.00%	06/01/35	233,082
225,000	MD St Hlth & Hgr Eductnl Facs Auth Rev Ref Stevenson Univ Proj, Ser A	4.00%	06/01/36	206,555
750,000	MD St Hlth & Hgr Eductnl Facs Auth Rev Ref Stevenson Univ Proj, Ser A	4.00%	06/01/46	607,057
1,000,000	MD St Stadium Auth Rev Football Stadium Issue, Ser A	5.00%	09/01/37	1,047,993
2,685,000	Univ Sys of MD Aux Fac & Tuition Rev, Ser A	4.00%	04/01/34	2,587,800
				21,148,479
	Massachusetts – 0.8%
2,000,000	MA St Bay Transprtn Auth Sales Tax Rev Ref Sr, Ser B	5.25%	07/01/30	2,204,017
2,155,000	MA St Bay Transprtn Auth Sales Tax Rev Sr, Ser A	5.00%	07/01/45	2,155,001
250,000	MA St Dev Fin Agy Rev Linden Ponds Inc Fac (c)	5.00%	11/15/28	250,547
3,920,000	MA St Port Auth Ref, Ser A, AMT	5.00%	07/01/32	4,032,758
1,555,000	MA St Port Auth, Ser C, AMT	5.00%	07/01/31	1,600,034
2,000,000	MA St Transprtn Fund Rev Rail Enhancement Prog, Ser A	5.00%	06/01/45	2,000,046
2,000,000	MA St, Ser C	5.00%	05/01/32	2,000,538
				14,242,941
	Michigan – 3.6%
240,000	Detroit MI Downtown Dev Auth Tax Incr Rev Ref Catalyst Dev Proj, Ser A, AGM	5.00%	07/01/32	240,786
500,000	Detroit MI Downtown Dev Auth Tax Incr Rev Ref Catalyst Dev Proj, Ser A, AGM	5.00%	07/01/33	501,475
150,000	Genesee Cnty MI Swr Disp Sys Rev, Ser A, BAM	4.00%	06/01/32	148,209
155,000	Genesee Cnty MI Swr Disp Sys Rev, Ser A, BAM	4.00%	06/01/36	150,499
100,000	Genesee Cnty MI Swr Disp Sys Rev, Ser A, BAM	4.00%	06/01/37	93,429
150,000	Genesee Cnty MI Swr Disp Sys Rev, Ser A, BAM	4.00%	06/01/38	137,057
2,500,000	Grand Rapids MI Santn Swr Sys Rev	5.00%	01/01/43	2,498,060
1,000,000	Great Lakes MI Wtr Auth Wtr Sply Sys Rev Ref Sr Lien, Ser C	5.00%	07/01/31	1,012,393
4,965,000	Kalamazoo MI Hosp Fin Auth Unrefunded Ref Bronson Hlthcare Grp	4.00%	05/15/36	4,559,119
3,630,000	Kentwood MI Pub Schs Ser II, AGM	5.00%	05/01/46	3,665,158
1,195,000	Lake Shore MI Pub Schs, Ser I	5.00%	11/01/37	1,241,027
1,000,000	Marquette MI Brd of Light & Pwr Elec Util Sys Rev Ref, Ser A	5.00%	07/01/29	1,014,039
3,100,000	MI St Bldg Auth Rev Var Fac Prog Multi-Modal, Ser I (b)	4.20%	04/15/58	3,100,000
890,000	MI St Fin Auth Ltd Oblig Rev Ref Clg for Creative Studies Proj	5.00%	12/01/25	883,595
2,000,000	MI St Fin Auth Rev Henry Ford Hlth Sys, Ser A	5.00%	11/15/48	1,882,771
325,000	MI St Fin Auth Rev Loc Govt Loan Prog Great Lakes Wtr Auth Ref, Ser C	5.00%	07/01/27	329,266
2,000,000	MI St Fin Auth Rev Multi Modal Mclaren Hlth Care, Ser A	4.00%	02/15/47	1,647,709
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Michigan (Continued)
$375,000	MI St Fin Auth Rev Prerefunded CHE Trinity Hlth Credit Grp Ref, Ser 2013-5 (Pre-refunded maturity 12/01/29)	4.00%	12/01/40	$382,178
2,460,000	MI St Fin Auth Rev Ref 2nd Lien Great Lakes Wtr Auth, Ser C-7, NATL-RE	5.00%	07/01/29	2,473,344
1,070,000	MI St Fin Auth Rev Ref Beaumont Spectrum Consolidation, Ser A	5.00%	04/15/33	1,136,301
2,155,000	MI St Fin Auth Rev Ref CHE Trinity Hlth Credit Grp Remk, Ser 2013-4	5.00%	12/01/39	2,154,375
4,455,000	MI St Fin Auth Rev Ref Henry Ford Hlth Sys	4.00%	11/15/35	4,078,044
665,000	MI St Fin Auth Rev Ref Henry Ford Hlth Sys	4.00%	11/15/36	602,010
2,000,000	MI St Fin Auth Rev Ref Hosp McLaren Hlth Care, Ser B	5.00%	05/15/33	1,995,978
1,000,000	MI St Fin Auth Rev Ref Loc Govt Loan Prog Great Lakes Wtr Auth, Ser D-1	5.00%	07/01/34	1,005,930
7,000,000	MI St Fin Auth Rev Ref Loc Govt Loan Prog Great Lakes Wtr Auth, Ser D4	5.00%	07/01/30	7,032,949
2,405,000	MI St Fin Auth Rev Ref Loc Govt Loan Prog Great Lakes Wtr Auth, Ser D4	5.00%	07/01/34	2,385,097
4,000,000	MI St Fin Auth Rev Ref Sr Lien Great Lakes Wtr Auth, Ser C-6	5.00%	07/01/33	4,018,567
2,500,000	MI St Fin Auth Rev Ref Sr Turbo, Ser A-2	5.00%	06/01/40	2,458,415
565,000	MI St Hosp Fin Auth Ref Ascension Sr Credit Remk, Ser F7	5.00%	11/15/47	546,024
1,000,000	MI St Univ Revs Brd of Trustees, Ser B	5.00%	02/15/34	1,046,826
650,000	Midland MI Pub Schs Sch Bldg & Site, Ser II	5.00%	05/01/35	685,579
4,500,000	Univ of Michigan MI, Ser A	3.00%	04/01/28	4,325,021
1,990,000	Utica MI Cmnty Schs Ref Sch Bldg & Site	5.00%	05/01/31	2,040,964
2,800,000	Wayne Cnty MI Arpt Auth Rev Ref, Ser F, AMT	5.00%	12/01/25	2,825,862
				64,298,056
	Minnesota – 0.6%
370,000	Duluth MN Indep Sch Dist #709 Ref, Ser B, COPS	5.00%	02/01/27	381,428
1,500,000	Minneapolis MN Hlth Care Sys Rev Var Allina Hlth Sys, Ser A (Mandatory put 11/15/28)	5.00%	11/15/52	1,542,968
1,100,000	Minneapolis MN Hlth Care Sys Rev Var Allina Hlth Sys, Ser B (Mandatory put 11/15/30)	5.00%	11/15/53	1,138,841
365,000	Minneapolis Saint Paul MN Met Arpts Commn Arpt Rev Ref Sub Govt, Ser A	5.00%	01/01/34	390,204
2,500,000	MN Muni Gas Agy Cmdy Sply Rev, Ser A	4.00%	12/01/25	2,471,561
580,000	Saint Paul MN Hsg & Redev Auth Hlthcare Fac Rev Ref HealthPartners Oblig Grp, Ser A	5.00%	07/01/30	581,839
4,000,000	Saint Paul MN Hsg & Redev Auth Hlthcare Fac Rev Ref HealthPartners Oblig Grp, Ser A	5.00%	07/01/32	4,009,689
				10,516,530
	Mississippi – 1.2%
4,000,000	MS St Busn Fin Commn Gulf Opportunity Zone Var Chevron USA Inc Proj, Ser C (b)	3.95%	12/01/30	4,000,000
7,400,000	MS St Busn Fin Commn Gulf Opportunity Zone Var Chevron USA Inc, Ser H (b)	4.00%	11/01/35	7,400,000
2,700,000	MS St Busn Fin Corp Sol Wst Disp Rev Adj MS Pwr Co Proj Remk, AMT (b)	4.30%	07/01/25	2,700,000
5,000,000	MS St Hosp Equipment & Facs Auth Baptist Memorial Hlth Care, Ser A	5.00%	09/01/41	4,735,738
2,000,000	MS St, Ser A (Pre-refunded maturity 11/01/26)	5.00%	11/01/33	2,074,733
500,000	W Rankin MS Util Auth Rev, AGM (Pre-refunded maturity 01/01/25)	5.00%	01/01/32	506,051
				21,416,522

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Missouri – 1.3%
$285,000	Bridgeton MO Spl Oblig Rev Ref, Ser A	4.00%	12/01/30	$281,930
300,000	Bridgeton MO Spl Oblig Rev Ref, Ser A	4.00%	12/01/31	295,247
2,150,000	Jackson Cnty MO Consol Sch Dist #4	4.00%	03/01/31	2,124,845
2,000,000	Jackson Cnty MO Consol Sch Dist #4	5.00%	03/01/35	2,042,167
700,000	Jackson Cnty MO Spl Oblig Ref Truman Sports Complex Proj	5.00%	12/01/31	703,510
1,670,000	Joplin MO Indl Dev Auth Hlth Facs Rev Ref Freeman Hlth Sys	5.00%	02/15/26	1,672,273
1,955,000	Kansas City MO Indl Dev Auth Arpt Spl Oblig Kansas City Intl Arpt Terminal Mod Proj, Ser B, AMT	5.00%	03/01/30	1,986,215
2,165,000	Kansas City MO Indl Dev Auth Arpt Spl Oblig Kansas City Intl Arpt Terminal Mod, Ser A, AMT	5.00%	03/01/29	2,210,762
220,000	Lincoln Cnty MO Pub Wtr Sply Dist #1 Ref, COPS	4.00%	07/01/30	219,998
415,000	Lincoln Cnty MO Pub Wtr Sply Dist #1 Ref, COPS	4.00%	07/01/31	413,839
1,000,000	Lincoln Cnty MO Pub Wtr Sply Dist #1 Ref, COPS	4.00%	07/01/38	862,602
340,000	MO St Hlth & Eductnl Facs Auth Hlth Facs Rev Bethesda Hlth Grp Inc Ref	4.00%	08/01/36	273,689
550,000	MO St Hlth & Eductnl Facs Auth Hlth Facs Rev Mercy Hlth	5.50%	12/01/42	572,648
710,000	MO St Hlth & Eductnl Facs Auth Hlth Facs Rev Ref Mosaic Hlth Sys, Ser A	4.00%	02/15/39	604,265
245,000	MO St Hlth & Eductnl Facs Auth Lutheran Sr Svcs	5.00%	02/01/25	244,075
1,000,000	MO St Hlth & Eductnl Facs Auth Lutheran Sr Svcs Projs	4.00%	02/01/27	958,455
650,000	MO St Hlth & Eductnl Facs Auth Lutheran Sr Svcs Projs	4.00%	02/01/28	616,773
1,960,000	MO St Hlth & Eductnl Facs Auth Lutheran Sr Svcs Projs	4.00%	02/01/29	1,835,076
2,120,000	MO St Hlth & Eductnl Facs Auth Lutheran Sr Svcs Projs	4.00%	02/01/31	1,940,209
555,000	MO St Hlth & Eductnl Facs Auth Lutheran Sr Svcs Projs	4.00%	02/01/32	502,073
160,000	MO St Hlth & Eductnl Facs Auth Med Rsrch Lutheran Svcs, Ser A	5.00%	02/01/28	157,825
1,295,000	Saint Louis Cnty MO Spl Oblg Convention Ctr, Ser A	5.25%	12/01/38	1,326,928
1,135,000	St Louis Cnty MO Pattonville Sch Dist #R-3	5.50%	03/01/39	1,213,069
1,010,000	St Louis Cnty MO Pattonville Sch Dist #R-3	5.50%	03/01/40	1,074,381
				24,132,854
	Montana – 0.0%
130,000	MT St Fac Fin Auth Rev Ref	5.00%	02/15/29	130,806
	Nebraska – 0.5%
5,870,000	Centrl Plains Energy Proj NE Gas Proj Rev Ref Proj #3, Ser A	5.00%	09/01/29	5,834,192
3,000,000	Centrl Plains Energy Proj NE Gas Proj Rev Var Ref Proj #4, Ser A (Mandatory put 11/01/29)	5.00%	05/01/54	2,985,973
500,000	NE St Pub Pwr Dist Rev Gen, Ser C	5.00%	01/01/35	505,795
				9,325,960
	Nevada – 0.8%
750,000	Carson City NV Hosp Rev Ref Carson Tahoe Regl Med Ctr, Ser A	5.00%	09/01/30	747,256
2,505,000	Clark Cnty NV Arpt Rev Ref, Ser B	5.00%	07/01/38	2,566,373
1,750,000	Clark Cnty NV Poll Control Rev Var Ref NV Pwr Co Proj Remk (Mandatory put 03/31/26)	3.75%	01/01/36	1,718,755
4,000,000	Clark Cnty NV Sch Dist, Ser A	5.00%	06/15/37	4,179,703
250,000	Las Vegas NV Spl Impt Dist #616 Spl Impt Dist No 816 Summerlin Vlg 22	2.25%	06/01/27	222,936
250,000	Las Vegas NV Spl Impt Dist #616 Spl Impt Dist No 816 Summerlin Vlg 22	2.50%	06/01/28	217,512
1,230,000	Las Vegas Vly NV Wtr Dist Ref Wtr Impt, Ser A	5.00%	06/01/46	1,234,082
115,000	N Las Vegas NV Loc Impt Vly Vista Spl Impt Dist #64	3.50%	06/01/24	113,787
135,000	N Las Vegas NV Loc Impt Vly Vista Spl Impt Dist #64	3.75%	06/01/25	131,926
170,000	N Las Vegas NV Loc Impt Vly Vista Spl Impt Dist #64	3.75%	06/01/26	163,749
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Nevada (Continued)
$230,000	N Las Vegas NV Loc Impt Vly Vista Spl Impt Dist #64	3.75%	06/01/27	$217,995
240,000	NV Dept of Busn & Ind NV Doral Acdmy, Ser A	5.00%	07/15/27	236,222
300,000	Reno NV Capital Impt Rev Ref, Ser A-1, AGM	5.00%	06/01/29	307,599
950,000	Reno NV Capital Impt Rev Ref, Ser A-1, AGM	5.00%	06/01/30	974,699
275,000	Reno NV Capital Impt Rev Ref, Ser A-1, AGM	5.00%	06/01/31	281,691
1,770,000	Washoe Cnty NV Hwy Rev Ref Fuel Tax	5.00%	02/01/42	1,768,046
				15,082,331
	New Jersey – 2.3%
2,000,000	Gloucester Twp NJ, Ser A, BANS	5.00%	07/25/24	2,012,017
150,000	NJ St Econ Dev Auth Motor Vehcl Sur Rev, Ser A, NATL-RE	5.25%	07/01/24	150,587
450,000	NJ St Econ Dev Auth Mtr Vehcl Surcharge Rev Ref, Subser A, BAM	5.00%	07/01/28	461,342
2,000,000	NJ St Econ Dev Auth Rev Portal N Bridge Proj NJ Transit Transprtn Proj Bonds, Ser A	5.25%	11/01/40	2,074,629
3,250,000	NJ St Econ Dev Auth Rev Sch Facs Constr Prog, Ser LLL	5.00%	06/15/39	3,277,585
3,880,000	NJ St Econ Dev Auth Rev Sch Facs Constr Prog, Ser LLL	5.00%	06/15/44	3,847,097
350,000	NJ St Econ Dev Auth Rev Self Designated Social Bonds, Ser QQQ	4.00%	06/15/35	331,197
1,050,000	NJ St Econ Dev Auth Rev Social Bonds, Ser QQQ	5.00%	06/15/31	1,104,681
490,000	NJ St Econ Dev Auth Spl Fac Rev Ref Port Newark Container Terminal LLC Proj, AMT	5.00%	10/01/25	489,095
750,000	NJ St Econ Dev Auth Wtr Facs Rev Var Ref NJ American Wtr Co Inc Proj Remk, Ser B, AMT (Mandatory put 06/01/28)	3.75%	11/01/34	705,150
1,290,000	NJ St Transprtn Trust Fund Auth Cap Apprec Transprtn Sys, Ser C, AMBAC	(g)	12/15/25	1,179,883
165,000	NJ St Transprtn Trust Fund Auth Fed Hwy Reimb Nts, Ser A-1, GARVEE	5.00%	06/15/28	167,832
2,500,000	NJ St Transprtn Trust Fund Auth Fun Auth Transprtn Prog Bonds, Ser CC	5.25%	06/15/41	2,561,164
1,750,000	NJ St Transprtn Trust Fund Auth Ref Transprtn Sys Bonds, Ser A	5.00%	12/15/28	1,829,056
140,000	NJ St Transprtn Trust Fund Auth Ref Transprtn Sys Bonds, Ser A	5.00%	12/15/39	141,212
3,040,000	NJ St Transprtn Trust Fund Auth Ref Transprtn Sys, Ser A	5.00%	12/15/26	3,124,056
500,000	NJ St Transprtn Trust Fund Auth Ref Transprtn Sys, Ser A	5.00%	12/15/30	517,248
1,000,000	NJ St Transprtn Trust Fund Auth Ser BB	5.00%	06/15/34	1,028,151
2,250,000	NJ St Transprtn Trust Fund Auth Transprtn Prog Bonds, Ser AA	5.00%	06/15/31	2,321,894
1,000,000	NJ St Transprtn Trust Fund Auth Transprtn Prog Bonds, Ser AA	5.00%	06/15/34	1,028,151
1,400,000	NJ St Transprtn Trust Fund Auth Transprtn Sys, Ser D	5.25%	12/15/23	1,402,033
105,000	NJ St Transprtn Trust Fund Auth Transprtn Sys, Ser D	5.00%	12/15/24	106,085
220,000	NJ St Transprtn Trust Fund Auth, Ser BB	5.00%	06/15/31	227,030
2,000,000	NJ St Turnpike Auth Turnpike Rev, Ser A	5.00%	01/01/32	2,002,865
500,000	Tobacco Stlmt Fing Corp NJ Ref, Ser A	5.00%	06/01/27	512,733
1,850,000	Tobacco Stlmt Fing Corp NJ Ref, Ser A	5.00%	06/01/37	1,874,064
5,505,000	Tobacco Stlmt Fing Corp NJ Ref, Ser A	5.25%	06/01/46	5,411,833
945,000	Tobacco Stlmt Fing Corp NJ Ref, Subser B	5.00%	06/01/46	877,366
				40,766,036
	New Mexico – 0.5%
325,000	Albuquerque NM Muni Sch Dist #12, Ser A	4.00%	08/01/32	320,689
265,000	Albuquerque NM Refuse Removal & Disp Rev	5.00%	07/01/31	283,360
185,000	Albuquerque NM Refuse Removal & Disp Rev	5.00%	07/01/32	197,923
290,000	Albuquerque NM Refuse Removal & Disp Rev	5.00%	07/01/33	308,772
2,000,000	Farmington NM Poll Control Rev Var Ref Pub Svc Co NM San Juan Proj Remk, Ser D (Mandatory put 06/01/28)	3.90%	06/01/40	1,930,464

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	New Mexico (Continued)
$565,000	Los Ranchos De Albuquerque NM Eductnl Facs Rev Ref Albuquerque Acdmy Proj	4.00%	09/01/33	$528,527
375,000	Los Ranchos De Albuquerque NM Eductnl Facs Rev Ref Albuquerque Acdmy Proj	4.00%	09/01/34	345,768
300,000	Los Ranchos De Albuquerque NM Eductnl Facs Rev Ref Albuquerque Acdmy Proj	4.00%	09/01/35	272,722
230,000	Lower Petroglyphs Pub Impt Dist NM Spl Levy Rev Ref	4.20%	10/01/24	226,840
240,000	Lower Petroglyphs Pub Impt Dist NM Spl Levy Rev Ref	4.30%	10/01/25	233,387
250,000	Lower Petroglyphs Pub Impt Dist NM Spl Levy Rev Ref	4.45%	10/01/26	239,833
260,000	Lower Petroglyphs Pub Impt Dist NM Spl Levy Rev Ref	4.55%	10/01/27	246,315
365,000	Lower Petroglyphs Pub Impt Dist NM Spl Levy Rev Ref	5.00%	10/01/33	336,974
825,000	NM St Hosp Equipment Loan Council Hosp Rev Ref	5.00%	06/01/32	830,529
1,000,000	NM St Hosp Equipment Loan Council Hosp Rev Ref	4.00%	06/01/33	901,217
1,360,000	NM St Hosp Equipment Loan Council Hosp Rev Ref	4.00%	06/01/34	1,207,846
520,000	Santa Fe NM Retmnt Fac Rev El Castillo Retmnt Proj, Ser A	5.00%	05/15/34	466,282
				8,877,448
	New York – 6.1%
3,000,000	Auburn NY, Ser B, BANS	4.50%	08/15/24	3,000,530
460,000	Buffalo NY Muni Wtr Fin Auth, Ser A, AGM	4.00%	07/01/49	374,633
415,000	Build NYC Res Corp NY Rev Social Bond Kipp NYC Pub Sch Facs Canal W Proj	5.00%	07/01/36	415,794
2,000,000	Build NYC Res Corp NY Rev Social Bond Kipp NYC Pub Sch Facs Canal W Proj	5.00%	07/01/42	1,890,219
2,700,000	Chautauqua Cnty NY Capital Res Corp Exempt Facs Rev Var Ref NRG Energy Proj Remk (Mandatory put 04/03/28)	4.25%	04/01/42	2,592,754
495,000	Hudson Yards Infra Corp NY 2nd Indenture Rev Ref, Ser A	5.00%	02/15/37	500,912
2,000,000	Hudson Yards Infra Corp NY 2nd Indenture Rev Ref, Ser A	5.00%	02/15/42	1,985,062
5,000,000	Long Island NY Pwr Auth Elec Sys Rev Elec Sys Rev Gen, Ser A, BAM	5.00%	09/01/44	4,988,705
350,000	Long Island NY Pwr Auth Elec Sys Rev Ref, Ser A	5.00%	09/01/35	370,106
2,150,000	Met Transprtn Auth NY Rev Ref Transprtn, Subser C-1	5.00%	11/15/34	2,144,452
1,000,000	Met Transprtn Auth NY Rev Transn, Ser D	5.00%	11/15/43	1,001,672
5,000,000	New York City NY Hsg Dev Corp Mf Hsg Rev Sustainable Dev Bonds, Ser F-2A (Mandatory put 12/22/26)	3.40%	11/01/62	4,796,642
750,000	New York City NY Muni Wtr Fin Auth Wtr & Swr Sys Rev 2nd Gen Resolution, Ser CC-1	4.00%	06/15/42	657,997
175,000	New York City NY Muni Wtr Fin Auth Wtr & Swr Sys Rev Ref 2nd Gen Resolution, Subser EE-2	5.00%	06/15/40	178,744
2,000,000	New York City NY Transitional Fin Auth Rev Future Tax Sec Sub, Subser D-1	5.50%	11/01/45	2,107,939
1,000,000	New York City NY Transitional Fin Auth Rev Future Tax Secured Sub Fiscal 2016, Ser A-1	5.00%	08/01/37	1,001,456
1,500,000	New York City NY Transitional Fin Auth Rev Future Tax Sub, Subser E-1	5.00%	02/01/37	1,511,081
10,000,000	New York City NY Transitional Fin Auth Rev Sub, Ser B-1	4.00%	11/01/37	9,229,264
2,500,000	New York City NY Transitional Fin Auth Rev Sub, Ser B-1	4.00%	11/01/38	2,278,357
4,000,000	New York City NY Transitional Fin Auth Rev Subord, Ser A-1	5.25%	08/01/40	4,193,120
500,000	New York St Dorm Auth Revs Non St Supported Debt Ref-Northwell Hlth Oblig Grp, Ser A	5.00%	05/01/38	505,193
1,000,000	NY City NY Transitional Fin Auth Bldg Aid Rev Subord Ref, Ser S-2A	5.00%	07/15/34	1,038,837
5,690,000	NY NY Ser A, Subser A-1	4.00%	08/01/40	5,055,850
2,000,000	NY NY Var Fiscal 2018, Subser B-4 (b)	4.00%	10/01/46	2,000,000
5,730,000	NY NY, Ser B, Subser B-1	5.25%	10/01/39	6,047,872
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	New York (Continued)
$2,925,000	NY NY, Ser B, Subser B-1	5.25%	10/01/41	$3,050,225
6,000,000	NY NY, Ser F-1	5.00%	03/01/43	6,068,561
280,000	NY St Dorm Auth Revs Non St Supported Debt Ref New Sch, Ser A	5.00%	07/01/31	294,997
8,000,000	NY St Dorm Auth Sales Tax Rev Ref Grp 3, Ser E	5.00%	03/15/38	8,138,467
1,925,000	NY St Dorm Auth St Personal Income Tax Rev Ref, Ser A	3.00%	03/15/42	1,403,820
2,850,000	NY St Dorm Auth St Personal Income Tax Rev Ref, Ser E	5.00%	03/15/34	2,862,251
195,000	NY St Thruway Auth Gen Rev Jr Indebtedness Obl Subord, Ser B	4.00%	01/01/45	163,983
2,225,000	NY St Thruway Auth Personal Income Tax Rev Ref Bidding Grp 3	5.00%	03/15/40	2,277,202
4,185,000	NY St Thruway Auth Personal Income Tax Rev Ref Bidding Grp 3	5.00%	03/15/41	4,263,704
1,250,000	NY St Transprtn Dev Corp Spl Fac Rev Delta Air Lines Inc LaGuardia Arpt Terminals C&D Redev, AMT	4.00%	10/01/30	1,150,110
2,720,000	NY St Transprtn Dev Corp Spl Fac Rev Delta Air Lines Inc LaGuardia Arpt Terminals C&D Redev, AMT	5.00%	10/01/35	2,586,511
1,000,000	NY St Transprtn Dev Corp Spl Fac Rev Laguardia Arpt Term C&D Redev Proj (f)	6.00%	04/01/35	1,036,186
200,000	NY St Urban Dev Corp Rev Ref St Personal Income Tax Rev, Ser C	5.00%	03/15/44	201,607
465,000	Port Auth of NY & NJ NY Ref Consol, Ser 186, AMT	5.00%	10/15/35	462,544
5,000,000	Port Auth of NY & NJ NY Ref, 194th Ser	5.00%	10/15/34	5,081,216
700,000	Suffolk NY Tobacco Asset Securitization Corp Tobacco Stlmt Ref Tobacco Stlmt Asset Backed Sr Bonds, Ser A-2	4.00%	06/01/50	562,522
150,000	Syracuse Regl Arpt Auth NY Sr Arpt Rev Ref, AMT	4.00%	07/01/36	131,264
8,000,000	Tsasc Inc NY Tsasc Inc Rev Ref Turbo Sub, Ser B	5.00%	06/01/48	6,725,574
2,165,000	Util Debt Securitization Auth NY Ref Restructuring Bonds, Ser TE-1	5.00%	12/15/39	2,287,020
400,000	Yonkers NY Econ Dev Corp Eductnl Rev Chrt Sch Edu Excellence Proj, Ser A	4.00%	10/15/29	366,827
850,000	Yonkers NY, Ser F, BAM	5.00%	11/15/40	867,762
500,000	Yonkers NY, Ser F, BAM	5.00%	11/15/41	508,093
				110,357,637
	North Carolina – 0.9%
250,000	Buncombe Cnty NC Ltd Oblig Ref Rev, Ser A	5.00%	06/01/29	266,318
890,000	Charlotte NC Arpt Rev Charlotte Douglas Intl Arp, Ser B, AMT	5.00%	07/01/29	911,687
925,000	Charlotte NC Arpt Rev, Ser A	5.00%	07/01/42	946,841
500,000	Charlotte NC Arpt Rev, Ser B, AMT	5.00%	07/01/40	487,111
575,000	Charlotte-Mecklenburg NC Hosp Auth Hlthcare Sys Rev Ref Carolinas Hlthcare Sys, Ser A	5.00%	01/15/34	585,976
750,000	Greenville NC Comb Enterprise Sys Rev Ref	5.00%	04/01/28	768,831
1,330,000	Monroe NC Comb Enterprise Sys Rev Ref	5.00%	03/01/28	1,359,202
1,000,000	NC St Agric & Tech Univ Ref Gen, Ser A	5.00%	10/01/40	1,007,132
900,000	NC St Capital Facs Fin Agy Stdt Rev Ref Hsg NC A&T Univ Fdtn Proj, Ser A, AGC	5.00%	06/01/26	910,995
375,000	NC St Med Care Commn Hosp Rev Caromont Hlth, Ser A	5.00%	02/01/32	395,631
1,500,000	NC St Med Care Commn Hosp Rev Caromont Hlth, Ser B (Mandatory put 02/01/26)	5.00%	02/01/51	1,524,606
500,000	NC St Med Care Commn Retmnt Facs Rev Pennybyrn at Maryfield Proj, Ser A	5.00%	10/01/45	404,018
1,500,000	NC St Med Care Commn Retmnt Facs Rev Pennybyrn at Maryfield Proj, Ser A	5.00%	10/01/50	1,171,560
3,500,000	NC St Turnpike Auth, BANS	5.00%	02/01/24	3,507,574

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	North Carolina (Continued)
$2,450,000	Wake Cnty NC Ltd Oblig	4.00%	03/01/38	$2,248,656
				16,496,138
	Ohio – 3.6%
750,000	Akron Bath Copley Jt Twp OH Hosp Dist Ref Summa Hlth Oblig Grp Hosp Facs Rev	4.00%	11/15/35	659,896
900,000	Akron Bath Copley Jt Twp OH Hosp Dist Ref Summa Hlth Oblig Grp Hosp Facs Rev	4.00%	11/15/36	769,521
100,000	Bowling Green OH St Univ Ref, Ser A	4.00%	06/01/38	87,000
195,000	Bowling Green OH St Univ Ref, Ser A	4.00%	06/01/39	166,180
1,000,000	Brunswick OH City Sch Dist, BAM	5.25%	12/01/53	1,019,905
3,000,000	Buckeye OH Tobacco Stlmt Fing Auth Ref Sr, Ser A-2, Class 1	4.00%	06/01/37	2,819,603
2,375,000	Buckeye OH Tobacco Stlmt Fing Auth Ref Sr, Ser B-2, Class 2	5.00%	06/01/55	1,945,587
1,000,000	Butler Cnty OH Hosp Facs Ref UC Hlth	5.00%	11/15/31	991,642
370,000	Butler Cnty OH Port Auth Econdev Lease Rev Ref Cmnty First Solutions Oblg Grp Proj, Ser A	4.00%	05/15/46	298,737
1,000,000	Chillicothe OH City Sch Dist Ref, AGM	4.00%	12/01/31	989,726
80,000	Cleveland OH Pub Pwr Sys Rev Prerefunded Ref, Ser A, AGM	5.00%	11/15/24	80,945
420,000	Cleveland OH Pub Pwr Sys Rev Unrefunded Ref, Ser A, AGM	5.00%	11/15/24	424,581
5,000,000	Columbus OH, Ser A	3.00%	07/01/27	4,794,757
310,000	Hamilton Cnty OH Hosp Facs Rev Ref Trihealth Inc Oblig Grp Proj, Ser A	5.00%	08/15/31	321,895
250,000	Hamilton Cnty OH Hosp Facs Rev Ref Trihealth Inc Oblig Grp Proj, Ser A	5.00%	08/15/32	259,813
380,000	Hamilton Cnty OH Hosp Facs Rev Ref Trihealth Inc Oblig Grp Proj, Ser A	5.00%	08/15/33	394,939
2,100,000	Hamilton Cnty OH Hosp Facs Rev UC Hlth	4.00%	09/15/50	1,460,505
960,000	Miami Cnty OH Hosp Facs Rev Ref & Impt Kettering Hlth Network Oblig Grp	5.00%	08/01/32	985,017
1,000,000	Miami Cnty OH Hosp Facs Rev Ref & Impt Kettering Hlth Network Oblig Grp	5.00%	08/01/33	1,026,120
3,000,000	Miami Cnty OH Hosp Facs Rev Ref & Impt Kettering Hlth Network Oblig Grp	5.00%	08/01/36	3,035,590
575,000	Miamisburg OH City Sch Dist Ref (Pre-refunded maturity 12/01/25)	5.00%	12/01/35	588,685
400,000	Montgomery Cnty OH Hosp Rev Ref Kettering Hlth Network Oblig Grp Proj	4.00%	08/01/37	358,309
1,375,000	Montgomery Cnty OH Hosp Rev Ref Kettering Hlth Network Oblig Grp Proj	4.00%	08/01/41	1,168,995
600,000	NE OH Med Univ Gen Recpts Ref, Ser A	4.00%	12/01/35	541,216
1,760,000	NW OH Loc Sch Dist Hamilton & Butler Cntys Sch Impt (Pre-refunded maturity 12/01/23)	5.00%	12/01/45	1,761,495
2,500,000	OH St Air Quality Dev Auth American Elec Pwr Co Proj Remk, Ser A (Mandatory put 10/01/29)	2.40%	12/01/38	2,071,372
5,750,000	OH St Air Quality Dev Auth Exempt Facs Rev AMG Vanadium Proj, AMT (c)	5.00%	07/01/49	4,594,939
3,000,000	OH St Air Quality Dev Auth OH Vly Elec Corp Proj Remk, Ser B, AMT (Mandatory put 10/01/29)	2.60%	06/01/41	2,499,260
1,000,000	OH St Air Quality Dev Auth Ref American Elec Pwr Company Proj Remk, Ser B, AMT (Mandatory put 10/01/24)	2.10%	07/01/28	966,904
2,225,000	OH St Air Quality Dev Auth Ref OH Vly Elec Corp Proj, Ser A	3.25%	09/01/29	2,042,680
1,000,000	OH St Air Quality Dev Auth Var Ref Duke Energy Corp Proj, Ser A, AMT (Mandatory put 06/01/27)	4.25%	11/01/39	979,447
2,000,000	OH St Air Quality Dev Auth Var Ref Duke Energy Corp Proj, Ser B (Mandatory put 06/01/27)	4.00%	09/01/30	1,952,264
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Ohio (Continued)
$1,000,000	OH St Hgr Eductnl Fac Commn Ref Rev Judson Oblig Grp 2020 Proj, Ser A	5.00%	12/01/45	$837,697
1,985,000	OH St Hosp Rev Ref Var Univ Hosps Hlth Sys Inc, Ser C (b)	4.55%	01/15/51	1,985,000
150,000	OH St Hosp Rev Ref, Ser A	5.00%	01/15/33	154,041
325,000	OH St Hosp Rev Ref, Ser A	5.00%	01/15/35	331,957
500,000	OH St Hosp Rev Ref, Ser A	4.00%	01/15/38	445,491
2,500,000	OH St Hosp Rev Var Ref Hosps Hlth Sys Inc, Ser B (b)	4.60%	01/15/45	2,500,000
500,000	OH St Sol Wst Rev Ref Rep Svcs Inc Pj Remk (Mandatory put 12/01/23)	3.95%	11/01/35	499,889
2,720,000	OH St Univ, Ser A	4.00%	12/01/32	2,631,468
700,000	OH St Wtr Dev Auth Rev Sustainability Bond, Ser A	5.00%	12/01/39	734,759
1,000,000	OH St Wtr Dev Auth Rev Sustainability Bond, Ser A	5.00%	12/01/40	1,045,416
1,000,000	OH St Wtr Dev Auth Rev Sustainability Bond, Ser A	5.00%	12/01/41	1,041,235
2,275,000	OH St, Ser A	5.00%	02/01/34	2,314,268
2,500,000	OH St, Ser T	5.00%	05/01/32	2,606,755
3,000,000	Ross Cnty OH Hosp Rev Ref Adena Hlth Sys Oblig Grp Proj	5.00%	12/01/39	2,918,105
550,000	Sharonville OH Spl Oblg Rev	4.00%	12/01/39	492,716
500,000	Sharonville OH Spl Oblg Rev	4.00%	12/01/40	442,826
1,115,000	Upper Arlington OH Spl Oblig Non Tax Rev Kingsdale Mixed Use Dev, Ser A	5.00%	12/01/40	1,135,607
				64,174,755
	Oklahoma – 0.7%
900,000	Catoosa OK Indl Auth Sales Tax Rev	4.50%	10/01/32	817,657
6,000,000	OK St Dev Fin Auth Sr OK Proton Ctr, Ser A1 (c)	7.25%	09/01/51	5,519,837
2,815,000	Oklahoma City OK Arpt Trust Junior Lien, AMT	5.00%	07/01/34	2,831,000
1,000,000	Oklahoma Cnty OK Fin Auth Eductnl Facs Lease Rev Midwest City De City Pub Schs Proj	5.00%	10/01/26	1,024,203
1,000,000	Tulsa Cnty OK Indl Auth Sr Living Cmnty Rev Ref Montereau Inc Proj	5.00%	11/15/25	998,641
250,000	Tulsa Cnty OK Indl Auth Sr Living Cmnty Rev Ref Montereau Inc Proj	5.00%	11/15/26	249,161
1,000,000	Weatherford OK Indl Trust Eductnl Facs Lease Rev Weatherford Pub Schs Proj	5.00%	03/01/31	1,035,728
				12,476,227
	Oregon – 0.8%
500,000	Clackamas Cnty OR Hosp Fac Auth Rev Ref Rose Villa Proj, Ser A	5.25%	11/15/50	415,932
170,000	Clackamas Cnty OR Hosp Fac Auth Rev Ref Sr Living Willamette View Proj, Ser A	4.00%	05/15/26	164,114
250,000	Clackamas Cnty OR Hosp Fac Auth Rev Ref Sr Living Willamette View Proj, Ser A	5.00%	11/15/32	237,261
1,250,000	Medford OR Hosp Facs Auth Rev Ref Asante Proj, Ser A	5.00%	08/15/34	1,294,089
1,100,000	OR St Facs Auth Rev Ref Univ Portland, Ser A	5.00%	04/01/32	1,110,307
1,890,000	Port of Portland OR Arpt Rev Portland Intl Arpt, Ser 25B, AMT	5.00%	07/01/29	1,936,053
1,000,000	Port of Portland OR Arpt Rev Portland Intl Arpt, Ser 25B, AMT	5.00%	07/01/38	983,819
2,500,000	Portland OR Swr Sys Rev 2nd Lien, Ser A	4.50%	05/01/31	2,530,097
4,950,000	Tri Cnty OR Met Transprtn Dist, Ser A, GARVEE	5.00%	10/01/32	5,124,383
1,000,000	Union Cnty OR Hosp Fac Auth Grande Ronde Hosp	5.00%	07/01/47	878,251
				14,674,306
	Pennsylvania – 6.7%
1,000,000	Allegheny Cnty PA Arpt Auth Arpt Rev Pittsburgh Arpt, Ser A, AMT, AGM	5.50%	01/01/42	1,025,790

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Pennsylvania (Continued)
$1,300,000	Allegheny Cnty PA Arpt Auth Arpt Rev Pittsburgh Arpt, Ser A, AMT, AGM	5.50%	01/01/43	$1,330,702
1,500,000	Allegheny Cnty PA Hosp Dev Auth Ref Allegheny Hlth Network Obligted Grp Issue, Ser A	5.00%	04/01/32	1,519,058
3,050,000	Allegheny Cnty PA Hosp Dev Auth Ref Univ Pittsburgh Med Ctr, Ser A	4.00%	07/15/35	2,867,475
2,180,000	Allegheny Cnty PA Hosp Dev Auth Ref Univ Pittsburgh Med Ctr, Ser A	4.00%	07/15/36	2,009,238
2,650,000	Allegheny Cnty PA Hosp Dev Auth Ref Univ Pittsburgh Med Ctr, Ser A	4.00%	07/15/38	2,339,424
900,000	Armstrong PA Sch Dist Ref, Ser A, BAM	5.00%	03/15/31	940,105
500,000	Armstrong PA Sch Dist Ref, Ser A, BAM	4.00%	03/15/37	457,725
460,000	Berks Cnty PA Indl Dev Auth Hlthcare Facs Rev Ref Highlands at Wyomissing, Ser A	5.00%	05/15/32	446,009
735,000	Bucks Cnty PA Indl Dev Auth Hosp Rev St Luke’s Univ Hlth Network Proj	4.00%	08/15/38	609,706
1,050,000	Bucks Cnty PA Indl Dev Auth Hosp Rev St Luke’s Univ Hlth Network Proj	4.00%	08/15/44	856,033
1,185,000	Bucks Cnty PA Indl Dev Auth Ref Pennswood Vlg Proj, Ser A	5.00%	10/01/32	1,158,304
415,000	Bucks Cnty PA Indl Dev Auth Ref Pennswood Vlg Proj, Ser A	5.00%	10/01/33	404,539
765,000	Chester Cnty PA Indl Dev Auth Renaissance Acdmy Chrt Sch	5.00%	10/01/34	717,040
1,000,000	Cmwlth Fing Auth PA Tobacco Master Stlmt Payment Rev Bonds	5.00%	06/01/25	1,010,502
1,000,000	Cmwlth Fing Auth PA Tobacco Master Stlmt Payment Rev Bonds	5.00%	06/01/30	1,025,522
500,000	Colonial PA Sch Dist	5.00%	02/15/36	504,477
300,000	Colonial PA Sch Dist, Ser A	5.00%	02/15/34	304,498
270,000	Conestoga Vly PA Sch Dist	4.00%	02/01/31	270,432
300,000	Conestoga Vly PA Sch Dist	4.00%	02/01/32	298,819
50,000	Cumberland Cnty PA Muni Auth Prerefunded Ref Diakon Lutheran Ministries Proj (Pre-refunded maturity 01/01/25)	5.00%	01/01/30	50,548
105,000	Cumberland Cnty PA Muni Auth Prerefunded Ref Diakon Lutheran Ministries Proj (Pre-refunded maturity 01/01/25)	5.00%	01/01/30	106,151
65,000	Cumberland Cnty PA Muni Auth Prerefunded Ref Diakon Lutheran Ministries Proj (Pre-refunded maturity 01/01/25)	5.00%	01/01/38	65,713
285,000	Cumberland Cnty PA Muni Auth Prerefunded Ref Diakon Lutheran Ministries Proj (Pre-refunded maturity 01/01/25)	5.00%	01/01/38	288,125
1,150,000	Cumberland Cnty PA Muni Auth Ref Diakon Lutheran Social Ministries	5.00%	01/01/25	1,149,793
1,000,000	Cumberland Cnty PA Muni Auth Ref Diakon Lutheran Social Ministries	5.00%	01/01/33	970,607
1,660,000	Cumberland Cnty PA Muni Auth Ref Messiah Vlg Proj	5.00%	07/01/28	1,613,525
145,000	Cumberland Cnty PA Muni Auth Unrefunded Ref Diakon Lutheran Ministries Proj	5.00%	01/01/30	143,027
350,000	Cumberland Cnty PA Muni Auth Unrefunded Ref Diakon Lutheran Ministries Proj	5.00%	01/01/38	329,298
280,000	Deer Creek PA Drain Basin Allegheny Cnty Swr Rev Ref, AGM	4.00%	12/01/34	272,773
390,000	Deer Creek PA Drain Basin Allegheny Cnty Swr Rev Ref, AGM	4.00%	12/01/35	373,150
1,165,000	Dover PA Area Sch Dist, BAM	4.00%	04/01/32	1,158,284
100,000	Dubois PA Hosp Auth Penn Highlands Hlthcare	5.00%	07/15/32	101,105
115,000	Dubois PA Hosp Auth Penn Highlands Hlthcare	5.00%	07/15/33	116,279
245,000	Dubois PA Hosp Auth Penn Highlands Hlthcare	5.00%	07/15/34	247,879
715,000	E Hempfield Twp PA Indl Dev Auth Ref Willow Vly Cmntys Proj	5.00%	12/01/28	721,701
770,000	E Hempfield Twp PA Indl Dev Auth Ref Willow Vly Cmntys Proj	5.00%	12/01/29	776,233
1,730,000	Kiski Vly PA Wtr Poll Control Auth Ref, AGM	4.00%	09/01/42	1,479,846
480,000	Lancaster Cnty PA Hosp Auth Hlthcare Facs Rev Moravian Manors Inc Proj, Ser A	5.00%	06/15/30	451,064
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Pennsylvania (Continued)
$1,110,000	Lancaster Cnty PA Hosp Auth Hlthcare Facs Rev Moravian Manors Inc Proj, Ser A	5.00%	06/15/38	$939,418
1,000,000	Lancaster Cnty PA Hosp Auth Penn St Hlth	5.00%	11/01/38	1,003,690
1,000,000	Lancaster Cnty PA Hosp Auth Penn St Hlth	5.00%	11/01/39	1,000,118
1,735,000	Lancaster Cnty PA Hosp Auth Penn St Hlth	5.00%	11/01/40	1,720,636
750,000	Lancaster Cnty PA Hosp Auth Ref, St Annes Retmnt Cmnty Inc Proj	5.00%	03/01/45	563,511
550,000	Latrobe PA Indl Dev Auth Univ Rev Ref Seton Hill Univ	4.00%	03/01/46	386,541
2,415,000	Latrobe PA Indl Dev Auth Univ Rev Ref Seton Hill Univ	4.00%	03/01/51	1,613,914
405,000	Lebanon PA Auth Swr Rev Ref Green Bond, BAM	4.00%	12/15/29	405,180
420,000	Lebanon PA Auth Swr Rev Ref Green Bond, BAM	4.00%	12/15/30	419,310
3,000,000	Lehigh Cnty PA Indl Dev Auth Ref Ppl Elec Util Corp Proj Remk, Ser A	3.00%	09/01/29	2,713,905
500,000	Maxatawny Twp PA Muni Auth Rev Diakon Lutheran Social Ministries Proj, Ser A	5.00%	01/01/41	442,914
1,090,000	Mechanicsburg PA Area Sch Dist, Ser A	4.00%	03/01/38	990,327
300,000	Mifflinburg PA Area Sch Dist Ref, Ser A	4.00%	06/15/35	294,165
550,000	Mifflinburg PA Area Sch Dist Ref, Ser A	4.00%	06/15/36	528,765
610,000	Mifflinburg PA Area Sch Dist Ref, Ser A	4.00%	06/15/38	557,771
1,000,000	Montgomery Cnty PA Hgr Edu & Hlth Auth Ref Thomas Jefferson Univ Proj	4.00%	09/01/34	898,450
1,000,000	Montgomery Cnty PA Hgr Edu & Hlth Auth Ref Thomas Jefferson Univ Proj	4.00%	09/01/35	888,602
2,000,000	Montgomery Cnty PA Hgr Edu & Hlth Auth Ref Thomas Jefferson Univ Proj	4.00%	09/01/44	1,677,925
2,750,000	Montgomery Cnty PA Indl Dev Auth Exempt Facs Rev Var Constellation Energy Genration LLC Proj Ref, Ser A (Mandatory put 04/03/28)	4.10%	04/01/53	2,692,262
480,000	Montgomery Cnty PA Indl Dev Auth Ref Meadowood Sr Living Proj, Ser A	5.00%	12/01/26	478,087
100,000	Montgomery Cnty PA Indl Dev Auth Ref Waverly Heights Ltd Proj	4.00%	12/01/33	93,933
200,000	Montgomery Cnty PA Indl Dev Auth Ref Waverly Heights Ltd Proj	4.00%	12/01/34	186,316
580,000	Montgomery Cnty PA Indl Dev Auth Ref Waverly Heights Ltd Proj	5.00%	12/01/44	539,260
140,000	Northampton Cnty PA Gen Purp Auth Clg Rev Ref Moravian Clg	5.00%	10/01/25	139,549
540,000	Northampton Cnty PA Gen Purp Auth Clg Rev Ref Moravian Clg	5.00%	10/01/31	535,900
1,800,000	Northampton Cnty PA Gen Purp Auth Hosp Rev Ref St Luke’s Univ Hlth Network Proj, Ser A	5.00%	08/15/28	1,827,751
50,000	PA St Econ Dev Fin Auth Rev UPMC Rev, Ser B	4.00%	03/15/40	43,049
1,500,000	PA St Econ Dev Fing Auth Rev Ref Presbyterian Sr Living Prj, Ser B-2	5.00%	07/01/42	1,367,347
5,000,000	PA St Econ Dev Fing Auth Solid Waste Disposal Rev Var Ref Rep Svcs Inc Proj Remk, Ser A-2, AMT (Mandatory put 1/16/24)	4.60%	04/01/34	4,998,929
5,835,000	PA St Econ Dev Fing Auth T/E Priv Activity Rev the Penndot Major Bridges Package One Proj P3 Proj, AMT	5.25%	06/30/36	5,945,078
2,000,000	PA St Econ Dev Fing Auth T/E Priv Activity Rev The Penndot Major Bridges Package One Proj P3 Proj, AMT	5.25%	06/30/35	2,055,505
1,105,000	PA St Hgr Eductnl Facs Auth Rev Ref Drexel Univ	5.00%	05/01/34	1,118,218
2,810,000	PA St Hsg Fin Agy SF Mtge Rev Non Ace, Ser 123B	3.45%	10/01/32	2,563,277
880,000	PA St Hsg Fin Agy SF Mtge Rev Non Ace, Ser 125B, AMT	3.70%	10/01/47	756,144
5,410,000	PA St Hsg Fin Agy SF Mtge Rev, Ser 127B	3.55%	10/01/33	4,836,154
1,000,000	PA St Turnpike Commn Turnpike Rev Ref (Forward refunding maturity 12/01/24)	5.00%	12/01/33	1,006,510

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Pennsylvania (Continued)
$750,000	PA St Turnpike Commn Turnpike Rev Ref Subord First Series	5.00%	12/01/38	$761,682
1,000,000	PA St Turnpike Commn Turnpike Rev Ref, Ser B	5.25%	12/01/41	1,043,659
545,000	PA St Turnpike Commn Turnpike Rev Ref, Ser B	5.25%	12/01/42	565,498
2,875,000	PA St Turnpike Commn Turnpike Rev Sub, Ser A, BAM	5.00%	12/01/44	2,880,523
550,000	PA St Turnpike Commn Turnpike Rev Subord, Ser A-1	5.00%	12/01/30	555,772
2,420,000	PA St Turnpike Commn Turnpike Rev, Ser B	5.00%	12/01/40	2,379,598
4,500,000	PA St Turnpike Commn Turnpike Rev, Subser A	4.00%	12/01/45	3,758,623
3,690,000	PA St, First Ser	5.00%	06/15/34	3,707,093
200,000	Parkland PA Sch Dist, Ser B	4.00%	02/01/34	196,082
300,000	Parkland PA Sch Dist, Ser B	4.00%	02/01/35	288,737
1,200,000	Philadelphia PA Arpt Rev Ref Priv Activity, AGM, AMT	4.00%	07/01/38	1,053,686
750,000	Philadelphia PA Arpt Rev Ref Priv Activity, AGM, AMT	4.00%	07/01/40	643,453
3,000,000	Philadelphia PA Arpt Rev Ref, Ser B, AMT	5.00%	07/01/29	3,022,099
620,000	Philadelphia PA Auth for Indl Dev Chrt Sch Rev Mast Chrt Sch Proj	5.00%	08/01/40	559,063
375,000	Philadelphia PA Auth for Indl Dev Chrt Sch Rev Mast Chrt Sch Proj	5.00%	08/01/50	315,517
2,250,000	Philadelphia PA Auth for Indl Dev Chrt Sch Rev Philadelphia E&T Chrt High Sch, Ser A	4.00%	06/01/41	1,718,427
1,000,000	Philadelphia PA Energy Auth Sustainability Bonds Philadelphia Street Lighting Proj, Ser A	5.00%	11/01/41	1,003,337
1,000,000	Philadelphia PA Energy Auth Sustainability Bonds Philadelphia Street Lighting Proj, Ser A	5.00%	11/01/42	998,473
290,000	Philadelphia PA Gas Wks Rev Ref	5.00%	08/01/25	294,340
2,000,000	Philadelphia PA Gas Wks Rev Ref 1998 General Ordinance, 14th Ser	5.00%	10/01/34	2,012,033
750,000	Philadelphia PA Ref, Ser A (Pre-refunded maturity 01/15/24)	5.25%	07/15/28	751,841
2,000,000	Philadelphia PA, Ser A	4.00%	05/01/41	1,683,236
300,000	Pittsburgh PA Wtr & Swr Auth, Ser B, AGM	5.00%	09/01/32	320,789
205,000	Pittsburgh PA Wtr & Swr Auth, Ser B, AGM	5.00%	09/01/34	218,061
2,000,000	S Estrn PA Transprtn Auth Asset Impt Prog	5.25%	06/01/40	2,096,155
3,650,000	S Estrn PA Transprtn Auth Asset Impt Prog	5.25%	06/01/41	3,826,894
300,000	S Wayne Cnty PA Wtr & Swr Auth Wtr & Swr Rev Ref, BAM	4.00%	02/15/34	288,537
325,000	S Wayne Cnty PA Wtr & Swr Auth Wtr & Swr Rev Ref, BAM	4.00%	02/15/35	311,535
235,000	S Wayne Cnty PA Wtr & Swr Auth Wtr & Swr Rev Ref, BAM	4.00%	02/15/36	222,186
405,000	Southcentrl PA General Auth Rev Ref Hanover Hosp Inc	5.00%	12/01/23	405,205
250,000	Upper Darby PA Sch Dist, AGM	4.00%	04/01/34	247,727
300,000	Upper Darby PA Sch Dist, AGM	4.00%	04/01/35	295,647
250,000	Upper Darby PA Sch Dist, AGM	4.00%	04/01/36	242,528
200,000	Upper Darby PA Sch Dist, Ser A, BAM	4.00%	04/01/39	180,092
300,000	Upper Darby PA Sch Dist, Ser A, BAM	4.00%	04/01/40	266,262
300,000	Upper Darby PA Sch Dist, Ser A, BAM	4.00%	04/01/42	260,570
245,000	Upper Darby PA Sch Dist, Ser A, BAM	4.00%	04/01/43	210,512
105,000	W Cornwall Twp PA Muni Auth Ref Lebanon Vly Brethren Home Proj, Ser A	4.00%	11/15/28	97,235
135,000	W Cornwall Twp PA Muni Auth Ref Lebanon Vly Brethren Home Proj, Ser A	4.00%	11/15/29	123,027
215,000	W Cornwall Twp PA Muni Auth Ref Lebanon Vly Brethren Home Proj, Ser A	4.00%	11/15/36	173,623
1,970,000	Westmoreland Cnty PA Muni Auth Ref, BAM	5.00%	08/15/42	1,937,602
				120,655,869
	Puerto Rico – 0.9%
5,000,000	Puerto Rico Cmwlth Restructured, Ser A1	4.00%	07/01/33	4,357,818
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Puerto Rico (Continued)
$8,258,000	Puerto Rico Sales Tax Fing Corp Sales Tax Rev Restructured, Ser A-1	4.50%	07/01/34	$7,886,513
429,000	Puerto Rico Sales Tax Fing Corp Sales Tax Rev Restructured, Ser A-1, CABS	(g)	07/01/27	362,955
1,536,000	Puerto Rico Sales Tax Fing Corp Sales Tax Rev Restructured, Ser A-1, CABS	(g)	07/01/31	1,069,463
3,500,000	Puerto Rico Sales Tax Fing Corp Sales Tax Rev Restructured, Ser A-2	4.33%	07/01/40	3,032,139
				16,708,888
	Rhode Island – 0.2%
150,000	Providence RI Pub Bldgs Auth Rev, Ser B, AGM	5.00%	06/15/31	154,421
320,000	Providence RI Pub Bldgs Auth Rev, Ser B, AGM	5.00%	06/15/33	328,884
230,000	Providence RI Pub Bldgs Auth Rev, Ser B, AGM	5.00%	06/15/35	235,451
1,125,000	RI St Hlth & Eductnl Bldg Corp Rev Ref Hosp Fing Lifespan Oblig Grp	5.00%	05/15/29	1,105,909
1,460,000	RI St Hlth & Eductnl Bldg Corp Rev Ref Hosp Fing Lifespan Oblig Grp	5.00%	05/15/32	1,416,670
35,000	RI St Hlth & Eductnl Bldg Corp Rev Ref Hosp Fing Lifespan Oblig Grp	5.00%	05/15/39	32,573
				3,273,908
	South Carolina – 0.8%
2,250,000	Berkeley Cnty SC Assmnt Rev Nexton Impt Dist	4.25%	11/01/40	1,803,142
1,000,000	Greenville Cnty SC Sch Dist Installment Pur Rev Ref SC Proj	5.00%	12/01/24	1,011,464
1,000,000	Greenville SC Hosp Sys Brd Hosp Facs Rev, Ser B	5.00%	05/01/30	985,967
1,310,000	Lancaster Cnty SC Assmnt Rev Ref Walnut Creek Impt Dist, Ser A-1	5.00%	12/01/26	1,297,172
1,000,000	Lancaster Cnty SC Assmnt Rev Ref Walnut Creek Impt Dist, Ser A-1	5.00%	12/01/31	963,339
1,000,000	SC St Jobs Econ Dev Auth Econ Dev Rev Ref The Woodlands at Furman	5.25%	11/15/47	841,540
1,075,000	SC St Jobs Econ Dev Auth Econ Dev Rev Woodlands at Furman Proj, Ser A	5.00%	11/15/54	827,251
2,375,000	SC St Pub Svc Auth Rev Ref Santee Cooper, Ser C, AGM	5.50%	12/01/39	2,471,715
2,000,000	SC St Pub Svc Auth Rev Ref Santee Cooper, Ser C, AGM	5.50%	12/01/40	2,094,024
1,995,000	SC St Pub Svc Auth Rev Ref Santee Cooper, Ser C, AGM	5.50%	12/01/42	2,071,066
355,000	SC St Pub Svc Auth Rev Ref, Ser A	4.00%	12/01/35	326,399
				14,693,079
	South Dakota – 0.1%
1,000,000	Lincoln Cnty SD Econ Dev Rev Ref Augustana Clg Assoc Proj, Ser A	4.00%	08/01/51	719,808
510,000	SD St Brd of Rgts Hsg & Auxiliary Fac Sys Rev	5.00%	04/01/31	521,685
505,000	SD St Brd of Rgts Hsg & Auxiliary Fac Sys Rev	5.00%	04/01/32	515,320
105,000	SD St Hlth & Eductnl Facs Auth Ref Sanford Oblig Grp	5.00%	11/01/35	105,945
200,000	SD St Hlth & Eductnl Facs Auth Ref Westhills Vlg Retmnt Cmnty Issue	3.00%	09/01/28	183,382
640,000	SD St Hlth & Eductnl Facs Auth Ref Westhills Vlg Retmnt Cmnty Issue	3.00%	09/01/32	537,249
				2,583,389
	Tennessee – 1.3%
250,000	Chattanooga TN Hlth Eductnl & Hsg Fac Brd Rev Ref Commonspirit Hlth, Ser A-1	5.00%	08/01/34	254,105

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Tennessee (Continued)
$200,000	Chattanooga TN Hlth Eductnl & Hsg Fac Brd Rev Ref Commonspirit Hlth, Ser A-1	4.00%	08/01/37	$176,924
825,000	Chattanooga TN Hlth Eductnl & Hsg Fac Brd Rev Ref Commonspirit Hlth, Ser A-2	5.00%	08/01/34	838,545
2,500,000	Chattanooga TN Hlth Eductnl & Hsg Fac Brd Rev Ref Commonspirit Hlth, Ser A-2	5.00%	08/01/44	2,363,799
2,000,000	Memphis TN Hlth Eductnl & Hsg Fac Brd Mf Hsg Rev Var Memphis Towers Apts Proj Remk	3.40%	12/01/23	1,998,032
930,000	Met Govt Nashville & Davidson Cnty TN Hlth & Eductnl Fac Brd Belmont Univ	5.00%	05/01/42	917,857
1,000,000	Met Govt Nashville & Davidson Cnty TN Hlth & Eductnl Fac Brd Belmont Univ	5.25%	05/01/48	1,000,131
1,385,000	Met Govt Nashville & Davidson Cnty TN Hlth & Eductnl Fac Brd Ref Lipscomb Univ Proj, Ser A	5.00%	10/01/29	1,395,643
600,000	Met Govt Nashville & Davidson Cnty TN Hlth & Eductnl Fac Brd Ref Trevecca Nazarene Univ Proj	5.00%	10/01/29	601,440
400,000	Met Govt Nashville & Davidson Cnty TN Hlth & Eductnl Fac Brd Ref Trevecca Nazarene Univ Proj	5.00%	10/01/34	396,600
700,000	Met Govt Nashville & Davidson Cnty TN Hlth & Eductnl Fac Brd Ref Trevecca Nazarene Univ Proj	5.00%	10/01/39	654,186
3,000,000	Met Govt Nashville & Davidson Cnty TN, Ser A	4.00%	01/01/37	2,807,872
600,000	Met Nashville TN Arpt Auth Arpt Rev, Ser B, AMT	5.25%	07/01/35	621,751
750,000	Met Nashville TN Arpt Auth Arpt Rev, Ser B, AMT	5.50%	07/01/38	777,762
2,000,000	Tennergy Corp TN Gas Rev, Ser A (Mandatory put 10/01/24)	5.00%	02/01/50	2,000,366
4,000,000	TN Energy Acq Corp Cmdy Proj Rev, Ser A (Mandatory put 11/01/31)	5.00%	05/01/52	3,943,218
2,000,000	TN St Energy Acq Corp Gas Rev Var Ref Gas Proj, Ser A-1 (Mandatory put 05/01/28)	5.00%	05/01/53	1,980,086
				22,728,317
	Texas – 8.6%
4,755,000	Abilene TX Ctfs Oblig (Pre-refunded 02/15/24)	5.00%	02/15/41	4,770,542
415,000	Arlington TX Hgr Edu Fin Corp Edu Rev	5.00%	08/15/33	440,989
525,000	Arlington TX Hgr Edu Fin Corp Edu Rev	5.00%	08/15/34	556,981
565,000	Arlington TX Hgr Edu Fin Corp Edu Rev	4.00%	08/15/35	518,520
1,000,000	Arlington TX Hgr Edu Fin Corp Edu Rev Ref Legacy Trad Schs TX Proj, Ser A	4.13%	02/15/41	672,992
2,000,000	Arlington TX Hsg Fin Corp Mf Hsg Rev Var 6900 Matlok Road (Mandatory put 04/01/27)	4.50%	04/01/41	1,987,653
450,000	Austin TX Arpt Sys Rev, AMT	5.00%	11/15/33	445,009
350,000	Austin TX Arpt Sys Rev, AMT	5.00%	11/15/35	353,554
3,150,000	Austin TX Arpt Sys Rev, Ser B, AMT	5.00%	11/15/37	3,086,541
3,735,000	Austin TX Ref	3.15%	09/01/28	3,478,728
1,500,000	Austin TX Wtr & Wstwtr Sys Rev Ref	5.00%	11/15/42	1,509,584
910,000	Bexar Cnty Tx Rev Ref Tax Exempt Venue Proj	4.00%	08/15/38	809,809
305,000	Celina TX Spl Assmnt Rev Ref the Lakes at Mustang Ranch Pub Impt Dt Phase #1 Proj, BAM	4.00%	09/01/29	291,818
850,000	Centrl TX Regl Mobility Auth Rev Sr Lien, Ser A (Pre-refunded maturity 07/01/25)	5.00%	01/01/29	864,719
445,000	Centrl TX Regl Mobility Auth Rev, Ser B	5.00%	01/01/39	449,306
600,000	Centrl TX Regl Mobility Auth Rev, Ser B	4.00%	01/01/40	530,739
640,000	Centrl TX Regl Mobility Auth Rev, Ser B	4.00%	01/01/41	559,612
2,200,000	Clear Creek TX Indep Sch Dist Ref, Ser A	4.00%	02/15/33	2,130,263
460,000	Clifton TX Hgr Edu Fin Corp Edu Rev Idea Pub Schs	5.00%	08/15/32	460,097
645,000	Clifton TX Hgr Edu Fin Corp Edu Rev, Ser A	4.00%	12/01/25	629,802
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Texas (Continued)
$415,000	Corpus Christi TX Util Sys Rev Junior Lien, Ser B	5.00%	07/15/35	$439,041
2,500,000	Dallas Fort Worth TX Intl Arpt Rev Ref, Ser B	5.00%	11/01/41	2,530,008
1,300,000	Dallas TX Area Rapid Transit Sales Tax Rev Ref, Ser A	4.00%	12/01/34	1,245,787
490,000	Dallas TX Hotel Occupancy Tax Rev Ref	4.00%	08/15/37	412,162
505,000	Gainesville TX CTFs Oblig	5.00%	02/15/36	530,953
535,000	Gainesville TX CTFs Oblig	5.00%	02/15/37	557,357
1,170,000	Galveston Cnty TX Muni Util Dist #54 Ref	2.50%	12/01/31	913,542
2,240,000	Garland TX Wtr & Swr Rev Ref	5.00%	03/01/38	2,321,009
1,000,000	Harris Cnty TX Cultural Edu Facs Fin Corp Med Facs Rev Ref Baylor Clg of Med	4.00%	11/15/30	971,352
1,100,000	Harris Cnty TX Ref Sr Lien Toll Road, Ser B	5.00%	08/15/36	1,107,332
2,600,000	Harris Cnty TX Ref Sr Lien, Ser A	5.00%	08/15/36	2,635,478
2,000,000	Harris Cnty TX Toll Road Rev Ref, Ser A	3.00%	08/15/37	1,512,109
850,000	Hidalgo Cnty TX Ctfs Oblig	5.25%	08/15/42	871,350
1,500,000	Hidalgo Cnty TX Regl Mobility Auth Toll & Vehcl Registration Sr Lien, Ser A	4.00%	12/01/37	1,298,727
2,310,000	Houston TX Arpt Sys Rev Ref Subord Lien, Ser A, AGM, AMT	5.00%	07/01/37	2,308,922
3,770,000	Houston TX Arpt Sys Rev Ref Subord Lien, Ser A, AGM, AMT	5.25%	07/01/41	3,801,838
1,770,000	Houston TX Arpt Sys Rev Ref United Airls Inc Terminal E Proj, Ser A, AMT	5.00%	07/01/27	1,711,842
2,750,000	Houston TX Arpt Sys Rev Ref United Airls Inc Terminal Impt Proj, Ser B-2, AMT	5.00%	07/15/27	2,658,764
1,180,000	Houston TX Arpt Sys Rev Sub, Ser A, AMT	4.00%	07/01/38	1,040,564
2,500,000	Houston TX Arpt Sys Rev Sub, Ser A, AMT	4.00%	07/01/39	2,181,715
250,000	Houston TX Arpt Sys Rev Sub, Ser A, AMT	4.00%	07/01/40	215,734
750,000	Houston TX Arpt Sys Rev United Airlines Inc Terminal E Proj, Ser A, AMT	4.00%	07/01/41	595,050
2,000,000	Houston TX Arpt Sys Rev United Airls Inc Terminal Impt Proj, Ser B-1, AMT	4.00%	07/15/41	1,586,267
1,000,000	Houston TX Hotel Occupancy Tax & Spl Rev Ref Convention & Entertainment Facs Dept	5.00%	09/01/32	1,033,433
2,505,000	Houston TX Util Sys Rev Ref Subord First Lien, Ser B	5.00%	11/15/36	2,529,055
225,000	Imperial Redev Dist TX, BAM	4.50%	05/01/27	226,103
1,500,000	Irving TX Indep Sch Dist	5.00%	02/15/42	1,535,614
675,000	Justin TX Spl Assmnt Rev Timberbrook Pub Imp Dt #1 Imp Area #2 Proj (c)	3.38%	09/01/41	486,724
500,000	Kyle TX Spl Assmnt Rev 6 Creeks Pub Impt Dist Impt Area #1 (c)	4.63%	09/01/39	438,652
285,000	La Vernia TX Hgr Edu Fin Corp Edu Rev Meridian World Sch (c)	4.35%	08/15/25	285,624
275,000	La Vernia TX Hgr Edu Fin Corp Edu Rev Meridian World Sch, Ser A (c)	4.20%	08/15/25	275,129
1,250,000	Laredo TX Cmnty Clg Dist Combined Fee Rev Ref, BAM	4.00%	08/01/33	1,166,491
1,290,000	Leander TX Spl Assmnt Rev Crystal Springs Pub Impt Dist Proj Accd Inv (c)	5.13%	09/01/38	1,199,721
1,000,000	Leonard TX Indep Sch Dist, BAM	5.00%	02/15/42	1,002,691
500,000	Liberty Hill TX Indep Sch Dist Ref	5.00%	08/01/30	514,954
3,795,000	Liberty Hill TX Indep Sch Dist Ref, Ser A	5.00%	02/01/36	4,050,835
330,000	Lindsay TX Indep Sch Dist	5.00%	02/15/40	341,784
700,000	Lower CO River TX Auth Trans Contract Rev Ref Lcra Trans Svcs Corp Proj	5.00%	05/15/33	707,677
400,000	Lower Colorado River TX Auth Trans Contract Rev Ref LCRA Trans Svcs Corp Proj	5.00%	05/15/37	402,343
610,000	Lower Colorado River TX Auth Trans Contract Rev Ref LCRA Trans Svcs Corp Proj	5.00%	05/15/38	610,313

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Texas (Continued)
$1,000,000	Lower Colorado River TX Auth Trans Contract Rev Ref LCRA Trans Svcs Corp Proj	5.00%	05/15/40	$992,968
370,000	Mission TX CTFs Oblig, AGM	5.00%	02/15/30	381,145
1,500,000	Mission TX Econ Dev Corp Sol Wst Disp Rev Var Ref Waste Mgmt Inc Proj Remk, Ser B, AMT (Mandatory put 12/01/23)	4.25%	07/01/40	1,499,351
1,570,000	N Fort Bend TX Wtr Auth Wtr Sys Rev Ref, BAM	3.00%	12/15/35	1,272,839
700,000	N Parkway Muni Mgmt Dist #1 TX Contract Rev Legacy Hills Pub Impt Dt Phase #1A-1B Impts (c)	4.25%	09/15/51	529,490
2,003,000	N Parkway Muni Mgmt Dist #1 TX Spl Assmnt Rev Major Impts Proj (c)	4.75%	09/15/41	1,732,564
2,150,000	N TX Tollway Auth Rev Ref 1st Tier, Ser A	5.00%	01/01/32	2,186,854
2,250,000	N TX Tollway Auth Rev Ref 2nd Tier, Ser B	5.00%	01/01/31	2,277,060
1,200,000	N TX Tollway Auth Rev Ref 2nd Tier, Ser B	5.00%	01/01/32	1,223,766
1,000,000	N TX Tollway Auth Rev Ref First Tier Bonds, Ser A	5.25%	01/01/38	1,050,342
5,950,000	N TX Tollway Auth Rev Ref First Tier Bonds, Ser A	4.00%	01/02/38	5,302,276
2,205,000	N TX Tollway Auth Rev Ref Second Tier, Ser A	5.00%	01/01/34	2,210,040
1,525,000	N TX Tollway Auth Rev Ref Sys Second Tier, Ser B	5.00%	01/01/31	1,527,397
250,000	N TX Tollway Auth Rev Ref, Ser A	5.00%	01/01/33	253,900
1,415,000	New Hope Cultural Edu Facs Fin Corp TX Retmnt Fac Rev Ref Longhorn Vlg Proj	5.00%	01/01/31	1,322,510
1,200,000	New Hope Cultural Edu Facs Fin Corp TX Retmnt Fac Rev Ref Longhorn Vlg Proj	5.00%	01/01/32	1,108,003
2,000,000	New Hope Cultural Edu Facs Fincorp TX Edu Rev Ref Jubilee Acad Ctr (c)	4.00%	08/15/36	1,616,798
505,000	Newark Hgr Edu Fin Corp TX Edu Rev Hughen Ctr Inc Proj, Ser A	5.00%	08/15/32	543,180
1,550,000	Northside TX Indep Sch Dist Ref, Ser A	4.00%	08/15/33	1,497,024
2,500,000	Pecos Barstow Toyah TX Indep Sch Dist	5.00%	02/15/39	2,506,052
3,500,000	Pecos Barstow Toyah TX Indep Sch Dist	5.00%	02/15/40	3,491,636
1,000,000	Quinlan TX Indep Sch Dist	5.25%	08/15/41	1,050,922
1,000,000	Quinlan TX Indep Sch Dist	5.25%	08/15/42	1,045,673
1,000,000	Quinlan TX Indep Sch Dist	5.25%	08/15/43	1,043,307
4,710,000	Tarrant Cnty TX Cultural Edu Facs Fin Corp Hosp Rev Methodist Hosp of Dallas Proj	4.00%	10/01/41	4,010,263
200,000	Tarrant Cnty TX Cultural Edu Facs Fin Corp Hosp Rev Ref Baylor Scott & White Hlth Proj, Ser A	4.00%	11/15/34	187,766
2,690,000	Tarrant Cnty TX Cultural Edu Facs Fin Corp Hosp Rev Ref Baylor Scott & White Hlth Proj, Ser A	5.00%	11/15/45	2,638,250
750,000	Tarrant Cnty TX Cultural Edu Facs Fin Corp Hosp Rev Var Baylor Scott & White Hlth Proj, Ser F (Mandatory put 11/15/30)	5.00%	11/15/52	786,654
1,500,000	Tarrant Cnty TX Hosp Dist	5.25%	08/15/37	1,582,870
1,000,000	TX St Dept of Hsg & Cmnty Affairs Mf Hsg Rev Var Nts Aspen Park (Mandatory put 03/01/26)	5.00%	03/01/41	1,004,267
5,000,000	TX St Priv Activity Bond Surface Transprtn Corp Rev Ref Sr N Tarrant Express Managed Lanes Proj, Ser A	5.00%	12/31/34	5,100,485
2,450,000	TX St Priv Activity Bond Surface Transprtn Corp Rev Ref Sr N Tarrant Express Managed Lanes Proj, Ser A	5.00%	12/31/36	2,467,401
2,510,000	TX St Transprtn Commn Central TX Turnpike Sys Rev Ref, Ser A	5.00%	08/15/39	2,520,836
865,000	TX St Transprtn Commn Central TX Turnpike Sys Rev Ref, Ser B	5.00%	08/15/37	859,037
785,000	TX St Wtr Dev Brd St Wtr Implementation Fund, Ser A	5.00%	04/15/30	816,989
250,000	TX St Wtr Dev Brd St Wtr Implementation Rev Fund for TX	4.00%	10/15/32	242,070
2,175,000	TX Wtr Dev Brd St Wtr Implementation Rev Fund Master Trust	5.00%	10/15/34	2,360,413
5,000,000	TX Wtr Dev Brd St Wtr Implementation Rev Fund Master Trust	4.70%	10/15/41	4,925,440
150,000	Univ of Houston TX Univ Revs Ref, Ser A	5.00%	02/15/26	153,929
4,105,000	Univ of N TX Univ Rev Ref, Ser A	5.00%	04/15/38	4,150,146
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Texas (Continued)
$1,750,000	Univ of TX Perm Univ Fnd Ref, Ser A	4.00%	07/01/32	$1,681,079
1,560,000	Uptown Dev Auth TX Incr Contract Rev, Ser A	5.00%	09/01/36	1,521,518
500,000	Viridian TX Muni Mgmt Dist Ref Util Impt, BAM	6.00%	12/01/26	509,729
155,000	Viridian TX Muni Mgmt Dist Road Impt, BAM	5.00%	12/01/26	155,123
125,000	Viridian TX Muni Mgmt Dist Util Impt, BAM	5.00%	12/01/26	125,100
1,605,000	W Harris Cnty TX Regl Wtr Auth Wtr Sys Rev Ref, BAM	3.00%	12/15/36	1,298,901
1,290,000	Walnut Creek Spl Util Dist TX Wtr Sys Rev, AGM	4.38%	01/10/40	1,206,824
1,350,000	Walnut Creek Spl Util Dist TX Wtr Sys Rev, AGM	4.50%	01/10/41	1,273,619
2,000,000	Woodsboro TX Indep Sch Dist	5.00%	08/15/43	2,046,119
				156,091,229
	Utah – 1.2%
4,400,000	Black Desert Pub Infra Dist Sr Bonds, Ser A (c)	4.00%	03/01/51	2,985,165
1,370,000	Grand Cnty Sch Dist Loc Bldg Auth UT, AGM	5.00%	12/15/30	1,392,230
1,400,000	Grand Cnty Sch Dist Loc Bldg Auth UT, AGM	5.00%	12/15/31	1,419,311
1,515,000	Grand Cnty Sch Dist Loc Bldg Auth UT, AGM	5.00%	12/15/32	1,535,285
4,000,000	Intermountain Pwr Agy UT Pwr Sply Rev Ref, Ser A	5.00%	07/01/42	4,103,608
1,360,000	Intermountain Pwr Agy UT Pwr Sply Rev, Ser A	5.25%	07/01/43	1,428,218
1,750,000	Military Installation Dev Auth UT Tax Allocation Rev, Ser A-1	4.00%	06/01/52	1,174,939
2,750,000	Military Installation Dev Auth UT Tax Allocation Rev, Ser A-2	4.00%	06/01/52	1,833,294
1,050,000	Salt Lake City UT Arpt Rev, Ser A, AMT	5.25%	07/01/37	1,074,371
1,000,000	Salt Lake City UT Arpt Rev, Ser A, AMT	5.25%	07/01/43	997,242
400,000	UT St Chrt Sch Fin Auth Chrt Sch Rev Ref Quest Acdmy	5.00%	04/15/32	403,397
325,000	UT St Chrt Sch Fin Auth Chrt Sch Rev Ref Quest Acdmy	5.00%	04/15/37	322,640
1,590,000	UT St Chrt Sch Fin Auth Chrt Sch Rev Wallace Stegner Acdmy Proj, Ser A (c)	5.00%	06/15/49	1,282,452
750,000	UT St Telecommunication Open Infra Agy Sales Tax Ref	5.25%	06/01/33	807,459
1,145,000	UT St Transit Auth Sales Tax Rev Ref Sub, Ser A (Pre-refunded maturity 06/15/25)	5.00%	06/15/35	1,166,999
				21,926,610
	Vermont – 0.4%
550,000	Burlington VT Ref Lakeview Garage Proj, Ser A, COPS	5.00%	12/01/24	555,840
745,000	VT St Econ Dev Auth Mtge Rev Ref Wake Robin Corp Proj, Ser A	5.00%	05/01/25	742,033
585,000	VT St Econ Dev Auth Mtge Rev Ref Wake Robin Corp Proj, Ser A	5.00%	05/01/26	580,540
2,000,000	VT St Econ Dev Auth Solid Wst Disp Rev Var Casella Waste Sys Inc Remk, AMT (Mandatory put 04/03/28) (c)	4.63%	04/01/36	1,916,200
2,500,000	VT St Eductnl & Hlth Bldgs Fing Agy Rev Ref Univ of VT Med Ctr, Ser A	5.00%	12/01/33	2,518,213
				6,312,826
	Virginia – 1.0%
2,000,000	Botetourt Cnty VA Rsdl Care Fac Rev Ref Glebe Inc, Ser A	6.00%	07/01/44	1,893,478
1,000,000	Chesapeake VA Hosp Auth Hosp Fac Rev Ref Chesapeake Regl Med Ctr	4.00%	07/01/35	902,969
1,365,000	Fairfax Cnty VA Econ Dev Auth Fac Rev Green Bond Cnty Fac Proj, Ser A	5.00%	10/01/39	1,433,903
4,590,000	Loudoun Cnty VA, Ser A	4.00%	12/01/41	4,142,668
200,000	VA Clg Bldg Auth Eductnl Facs Rev Ref Regent Univ Proj	4.00%	06/01/36	177,706
350,000	VA Clg Bldg Auth Eductnl Facs Rev Ref Regent Univ Proj	4.00%	06/01/46	268,268
2,000,000	VA St Pub Bldg Auth Pub Facs Rev, Ser C, AMT	5.00%	08/01/33	2,017,050
1,000,000	VA St Res Auth Infra Rev Ref Infra VA Pooled Fing Prog, Ser C	4.00%	11/01/33	999,940

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Virginia (Continued)
$750,000	VA St Small Busn Fing Auth Rsdl Fac Care Rev Ref Lifespire of VA	4.00%	12/01/31	$693,546
1,570,000	Virginia Beach VA Dev Auth Rsdl Care Fac Rev Ref Westminster Canterbury on Chesapeake Bay	5.00%	09/01/32	1,488,185
1,000,000	Virginia Beach VA Dev Auth Rsdl Care Fac Rev Ref Westminster Canterbury on Chesapeake Bay	5.00%	09/01/35	917,655
275,000	Virginia Beach VA Dev Auth Rsdl Care Fac Rev Ref Westminster Canterbury on Chesapeake Bay	5.00%	09/01/36	248,780
1,000,000	Williamsburg VA Econ Dev Auth Stdt Hsg Rev William & Mary Proj, Ser A, AGM	5.25%	07/01/53	1,021,102
1,185,000	Wstrn VA Regl Jail Auth Regl Jail Facs Rev Prerefunded Ref (Pre-refunded maturity 12/01/26)	5.00%	12/01/34	1,223,630
1,180,000	Wstrn VA Regl Jail Auth Regl Jail Facs Rev Unrefunded Ref	5.00%	12/01/34	1,205,243
				18,634,123
	Washington – 2.9%
1,235,000	Benton Cnty WA Pub Util Dist #1 Ref	4.00%	11/01/36	1,168,554
1,250,000	Centrl Puget Sound WA Regl Transit Auth Sales & Use Tax Green Bond Ref & Impt, Ser S-1 (Pre-refunded maturity 11/01/25)	5.00%	11/01/35	1,278,472
945,000	Centrl Puget Sound WA Regl Transit Auth Sales Tax & Motor Ve Green Bond, Ser S-1	5.00%	11/01/31	974,891
1,250,000	Energy NW WA Elec Rev Ref Columbia Generating Sys, Ser A	5.00%	07/01/38	1,262,399
1,500,000	FYI Properties WA Lease Rev Ref Green Bond WA Dis Proj	5.00%	06/01/38	1,531,194
585,000	Pierce Cnty WA Sch Dist #403 Bethel	5.00%	12/01/36	608,274
2,000,000	Port of Seattle WA Rev Intermediate Lien, Ser C, AMT	5.00%	05/01/30	2,019,629
2,445,000	Port of Seattle WA Rev Ref Intermediate Lein Priv Activity, Ser C, AMT	5.00%	08/01/33	2,513,905
1,725,000	Port of Seattle WA Rev Ref Intermediate Lein Priv Activity, Ser C, AMT	5.00%	08/01/46	1,647,590
5,000,000	Port of Seattle WA Rev Ref Intermediate Lien Priv Activity, Ser C, AMT	5.00%	08/01/39	4,956,451
1,895,000	Port of Seattle WA Rev Ref Intermediate Lien, Ser B, AMT	5.00%	08/01/35	1,930,981
2,315,000	Port of Seattle WA Rev Ref Intermediate Lien, Ser B, AMT	5.00%	08/01/37	2,330,194
2,000,000	Port of Seattle WA Rev Ref Intermediate Lien, Ser B, AMT	5.00%	08/01/39	1,982,580
1,325,000	Port of Seattle WA Rev, Ser A, AMT	5.00%	05/01/36	1,332,912
2,195,000	Seattle WA Muni Light & Pwr Rev Green Bond, Ser A	4.00%	07/01/38	2,005,872
500,000	Snohomish Cnty WA Hsg Auth	5.00%	04/01/34	514,346
5,000,000	WA St Bid Grp 2, Ser 2024-A	5.00%	08/01/41	5,196,347
1,760,000	WA St Convention Ctr Pub Facs Dist Sub	4.00%	07/01/58	1,326,542
3,240,000	WA St Convention Ctr Pub Facs Dist Sub for Exchange Pur Green Bond 2021 1st Priority, Ser B	4.00%	07/01/58	2,442,044
525,000	WA St Hgr Edu Facs Auth Seattle Univ Proj Rev	4.00%	05/01/45	426,385
305,000	WA St Hlthcare Facs Auth Seattle Cancer Care Alliance (c)	5.00%	12/01/28	312,528
450,000	WA St Hlthcare Facs Auth Seattle Cancer Care Alliance (c)	5.00%	12/01/32	462,032
2,100,000	WA St Hsg Fin Commn Nonprofit Hsg Rev Heron’s Key, Ser A (Pre-refunded maturity 07/01/25) (c)	7.00%	07/01/45	2,182,347
1,580,000	WA St Hsg Fin Commn Nonprofit Hsg Rev Ref Emerald Heights Proj, Ser A	5.00%	07/01/38	1,544,576
2,411,250	WA St Hsg Fin Commn Social Ctf, Ser A-1	3.50%	12/20/35	2,048,719
3,000,000	WA St Ref, Ser D	4.00%	07/01/39	2,748,683
4,000,000	WA St, Ser A-1	5.00%	08/01/37	4,037,159
2,000,000	WA St, Ser C	5.00%	02/01/41	2,050,100
				52,835,706
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	West Virginia – 0.1%
$1,000,000	S Charleston WV Spl Dist Excise Tax Ref S Charleston Park Place Proj, Ser A (e)	4.25%	06/01/42	$733,670
1,000,000	WV St Econ Dev Auth Sol Wst Disp Facs Var Sr Arch Res Proj, AMT (Mandatory put 07/01/25)	5.00%	07/01/45	991,765
				1,725,435
	Wisconsin – 1.9%
825,000	Fond Du Lac WI Sch Dist, Ser A, BAM	4.00%	04/01/35	804,969
1,255,000	Fond Du Lac WI Sch Dist, Ser A, BAM	4.00%	04/01/36	1,199,015
1,375,000	Pub Fin Auth WI Chrt Sch Rev Eno River Acdmy Proj, Ser A (c)	5.00%	06/15/54	1,119,390
500,000	Pub Fin Auth WI Chrt Sch Rev Founders of Acdmy Las Vegas Proj, Ser A (c)	5.00%	07/01/40	419,822
1,060,000	Pub Fin Auth WI Chrt Sch Rev Ltd American Prep Acdmy Las Vegas Proj, Ser A (c)	4.20%	07/15/27	1,015,352
1,250,000	Pub Fin Auth WI Chrt Sch Rev Ltd American Prep Acdmy Las Vegas Proj, Ser A (c)	5.13%	07/15/37	1,163,043
2,000,000	Pub Fin Auth WI Edu Rev Coral Acdmy of Science Las Vegas, Ser A	4.00%	07/01/51	1,351,911
1,050,000	Pub Fin Auth WI Edu Rev Ref Mountain Island Chrt Sch Ltd	4.00%	07/01/27	1,006,175
1,730,000	Pub Fin Auth WI Edu Rev Ref Mountain Island Chrt Sch Ltd	5.00%	07/01/37	1,621,594
2,000,000	Pub Fin Auth WI Edu Rev Ref Mountain Island Chrt Sch Ltd	5.00%	07/01/52	1,666,205
1,275,000	Pub Fin Auth WI Edu Rev Triad Eductnl Sers Inc, Ser A	4.00%	06/15/41	968,075
610,000	Pub Fin Auth WI Eductnl Rev Piedmont Cmnty Chrt Sch	5.00%	06/15/34	592,411
1,000,000	Pub Fin Auth WI Exempt Facs Rev Ref Celanese Proj, Ser B, AMT	5.00%	12/01/25	997,033
1,250,000	Pub Fin Auth WI Hosp Rev Ref Renown Regl Med Ctr Proj, Ser A	4.00%	06/01/35	1,092,827
2,000,000	Pub Fin Auth WI Hosp Rev Ref Renown Regl Med Ctr Proj, Ser A	4.00%	06/01/39	1,690,027
600,000	Pub Fin Auth WI Retmnt Cmntys Rev Acts Retmnt Life Cmntys Inc Oblig Grp, Ser A	4.00%	11/15/37	509,086
1,450,000	Pub Fin Auth WI Retmnt Fac Rev Ref Penick Vlg Oblig Grp (c)	5.00%	09/01/49	1,013,626
1,000,000	Pub Fin Auth WI Retmnt Fac Rev Southminster (c)	5.00%	10/01/43	820,212
2,000,000	Pub Fin Auth WI Rev Green Bond Fargo Moorhead Met Area Flood Mgmnt, AMT	4.00%	03/31/56	1,398,576
1,500,000	Pub Fin Auth WI Rev Sr Proton Intl AR LLC, Ser A (c)	6.50%	01/01/41	1,120,480
600,000	Pub Fin Auth WI Rev TX Biomedical Rsrch Institute Proj, Ser A	4.00%	06/01/37	499,731
535,000	Pub Fin Auth WI Rev TX Biomedical Rsrch Institute Proj, Ser A	4.00%	06/01/38	433,800
1,800,000	Pub Fin Auth WI Sol Wst Disp Rev Var Ref Waste Mgmt Inc Proj Remk, Ser A-2, AMT (Mandatory put 02/01/24)	4.88%	10/01/25	1,800,000
1,595,000	Pub Fin Auth WI Stdt Hsg Rev Nc A&T Real Estate Fdtn LLC Proj, Ser B	5.00%	06/01/39	1,482,203
1,300,000	WI St Gen Fund Annual Approp Rev Ref, Ser B (Pre-refunded maturity 05/01/26)	5.00%	05/01/34	1,336,414
750,000	WI St Hlth & Eductnl Facs Auth Rev Bellin Memorial Hosp Inc, Ser A	5.00%	12/01/39	727,151
1,650,000	WI St Hlth & Eductnl Facs Auth Rev Ref Ascension Hlth Credit Grp, Ser A	5.00%	11/15/36	1,628,757
1,780,000	WI St Hlth & Eductnl Facs Auth Rev Ref Beloit Hlth Sys Inc	4.00%	07/01/36	1,567,891
1,175,000	WI St Hlth & Eductnl Facs Auth Rev Ref Prohealth Care Oblig Grp	5.00%	08/15/31	1,166,845
175,000	WI St Hlth & Eductnl Facs Auth Rev Ref Prohealth Care Oblig Grp	5.00%	08/15/33	173,330
700,000	WI St Hlth & Eductnl Facs Auth Rev Ref Rogers Memorial Hosp Inc, Ser A	5.00%	07/01/44	675,690

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Wisconsin (Continued)
$2,000,000	WI St Ref, Ser 3	4.00%	11/01/34	$1,960,583
				35,022,224
	Wyoming – 0.2%
1,750,000	Consol Muni Elec Pwr Sys WY Jt Pwrs Brd Sys Jt Pwrs Brd Ref Electrical Sys Proj	5.25%	06/01/38	1,807,055
1,000,000	Consol Muni Elec Pwr Sys WY Jt Pwrs Brd Sys Jt Pwrs Brd Ref Electrical Sys Proj	5.25%	06/01/39	1,027,148
				2,834,203

Total Investments – 98.3%	1,778,900,019
(Cost $1,907,125,876)
Net Other Assets and Liabilities – 1.7%	31,129,503
Net Assets – 100.0%	$1,810,029,522
Futures Contracts (See Note 2D - Futures Contracts in the Notes to Financial Statements):
Futures Contracts	Position	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)/ Value
10-Year U.S. Treasury Notes	Short	607	Dec 2023	$ (64,446,328)	$2,277,844
Ultra 10-Year U.S. Treasury Notes	Short	745	Dec 2023	(81,076,953)	1,592,703
				$(145,523,281)	$3,870,547

(a)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by the Advisor.
(b)	Variable Rate Demand bond. Interest rate is reset periodically by the agent based on current market conditions.
(c)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by the Advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2023, securities noted as such amounted to $95,389,246 or 5.3% of net assets.
(d)	This issuer is in default and interest is not being accrued.
(e)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Financial Statements).
(f)	When-issued security. The interest rate shown reflects the rate in effect at October 31, 2023. Interest will begin accruing on the security’s first settlement date.
(g)	Zero coupon bond.

Abbreviations throughout the Portfolio of Investments:
AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp.
AMT	– Alternative Minimum Tax
BAM	– Build America Mutual
BANS	– Bond Anticipation Notes
CABS	– Capital Appreciation Bonds
COPS	– Certificates of Participation
GARVEE	– Grant Anticipation Revenue Vehicle
NATL-RE	– National Public Finance Guarantee Corp.
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2023

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 10/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Municipal Bonds*	$ 1,778,900,019	$ —	$ 1,778,900,019	$ —
Futures Contracts**	3,870,547	3,870,547	—	—
Total	$ 1,782,770,566	$ 3,870,547	$ 1,778,900,019	$—

*	See Portfolio of Investments for state and territory breakout.
**	Includes cumulative appreciation/depreciation on futures contracts as reported in the Futures Contracts table. Only the current day’s variation margin is presented on the Statement of Assets and Liabilities.

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Statement of Assets and Liabilities
October 31, 2023
ASSETS:
Investments, at value	$ 1,778,900,019
Cash	12,210,126
Cash segregated as collateral for open futures contracts	3,299,995
Receivables:
Interest	25,940,467
Investment securities sold	2,068,238
Variation margin	16,812
Miscellaneous	6,375
Total Assets	1,822,442,032
LIABILITIES:
Payables:
Investment securities purchased	11,413,535
Investment advisory fees	998,975
Total Liabilities	12,412,510
NET ASSETS	$1,810,029,522
NET ASSETS consist of:
Paid-in capital	$ 2,092,942,515
Par value	375,500
Accumulated distributable earnings (loss)	(283,288,493)
NET ASSETS	$1,810,029,522
NET ASSET VALUE, per share	$48.20
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	37,550,002
Investments, at cost	$1,907,125,876
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Statement of Operations
For the Year Ended October 31, 2023
INVESTMENT INCOME:
Interest	$ 68,158,449
Other	47,920
Total investment income	68,206,369
EXPENSES:
Investment advisory fees	12,274,350
Total expenses	12,274,350
Fees waived by the investment advisor	(939,126)
Net expenses	11,335,224
NET INVESTMENT INCOME (LOSS)	56,871,145
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(35,071,824)
Futures contracts	6,140,373
Net realized gain (loss)	(28,931,451)
Net change in unrealized appreciation (depreciation) on:
Investments	26,586,973
Futures contracts	(3,352,078)
Net change in unrealized appreciation (depreciation)	23,234,895
NET REALIZED AND UNREALIZED GAIN (LOSS)	(5,696,556)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 51,174,589

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Statements of Changes in Net Assets
	Year Ended 10/31/2023	Year Ended 10/31/2022
OPERATIONS:
Net investment income (loss)	$ 56,871,145	$ 48,947,788
Net realized gain (loss)	(28,931,451)	(108,248,928)
Net increase from payment by the advisor	—	5,130
Net change in unrealized appreciation (depreciation)	23,234,895	(237,070,854)
Net increase (decrease) in net assets resulting from operations	51,174,589	(296,366,864)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(56,623,548)	(48,226,078)
Return of capital	(397,855)	—
Total distributions to shareholders	(57,021,403)	(48,226,078)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	299,607,198	434,158,734
Cost of shares redeemed	(241,542,715)	(725,159,348)
Net increase (decrease) in net assets resulting from shareholder transactions	58,064,483	(291,000,614)
Total increase (decrease) in net assets	52,217,669	(635,593,556)
NET ASSETS:
Beginning of period	1,757,811,853	2,393,405,409
End of period	$1,810,029,522	$1,757,811,853
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	36,350,002	42,350,002
Shares sold	6,000,000	8,100,000
Shares redeemed	(4,800,000)	(14,100,000)
Shares outstanding, end of period	37,550,002	36,350,002
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Financial Highlights
For a share outstanding throughout each period
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$ 48.36	$ 56.51	$ 55.40	$ 55.38	$ 51.75
Income from investment operations:
Net investment income (loss)	1.52 (a)	1.20	1.13	1.23	1.35
Net realized and unrealized gain (loss)	(0.16)	(8.17)	1.12	0.05	3.67
Total from investment operations	1.36	(6.97)	2.25	1.28	5.02
Distributions paid to shareholders from:
Net investment income	(1.51)	(1.18)	(1.12)	(1.23)	(1.36)
Return of capital	(0.01)	—	(0.02)	(0.03)	(0.03)
Total distributions	(1.52)	(1.18)	(1.14)	(1.26)	(1.39)
Net asset value, end of period	$48.20	$48.36	$56.51	$55.40	$55.38
Total return (b)	2.73%	(12.47)% (c)	4.06% (c)	2.33%	9.79%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 1,810,030	$ 1,757,812	$ 2,393,405	$ 1,714,485	$ 1,135,258
Ratio of total expenses to average net assets	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net expenses to average net assets	0.60%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income (loss) to average net assets	3.01%	2.23%	1.99%	2.24%	2.53%
Portfolio turnover rate (d)	35%	63%	9%	35%	26%

(a)	Based on average shares outstanding.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. For some periods, the total returns would have been lower if certain fees had not been waived by the advisor.
(c)	During the fiscal years ended October 31, 2022 and 2021, the Fund received reimbursements from the advisor in the amounts of $5,130 and $4,688, respectively, each representing less than $0.01 per share. Since the advisor reimbursed the Fund, there was no effect on the Fund’s total return.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Managed Municipal ETF (FMB)
October 31, 2023
1. Organization
First Trust Exchange-Traded Fund III (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of seventeen funds that are offering shares. This report covers the First Trust Managed Municipal ETF (the “Fund”), a diversified series of the Trust, which trades under the ticker “FMB” on Nasdaq, Inc. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
The primary investment objective of the Fund is to generate current income that is exempt from regular federal income taxes and its secondary objective is long term capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (including investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Municipal securities and other debt securities are fair valued on the basis of fair valuations provided by a third-party pricing service approved by the Advisor’s Pricing Committee, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.
Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots.
Exchange-traded futures contracts are valued at the end of the day settlement price.

Notes to Financial Statements (Continued)
First Trust Managed Municipal ETF (FMB)
October 31, 2023
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the fundamental business data relating to the issuer;
2)	available market prices for the fixed-income security;
3)	an evaluation of the forces which influence the market in which these securities are purchased and sold;
4)	the type, size and cost of the security;
5)	the financial statements of the issuer;
6)	the credit quality and cash flow of the issuer, based on the Advisor’s or external analysis;
7)	the information as to any transactions in or offers for the security;
8)	the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
9)	the coupon payments;
10)	the quality, value and salability of collateral, if any, securing the security; and
11)	other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.

Notes to Financial Statements (Continued)
First Trust Managed Municipal ETF (FMB)
October 31, 2023
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of October 31, 2023, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At October 31, 2023, the Fund held $4,188,168 of when-issued, delayed-delivery or forward purchase commitments.
C. Restricted Securities
The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of October 31, 2023, the Fund held restricted securities as shown in the following table that the Advisor has deemed illiquid pursuant to procedures adopted by the Trust’s Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.
Security	Acquisition Date	Principal Value	Current Price	Carrying Cost	Value	% of Net Assets
Brookstone CDD FL Spl Assmnt Rev CDD, 3.88%, 11/01/23	01/24/18	$95,000	$100.00	$95,000	$95,000	0.01%
IN St Fin Auth Rev Eductnl Facs Rock Creek Cmnty Acdmy Proj, Ser A, 5.25%, 07/01/28	09/04/18	600,000	96.94	603,644	581,639	0.03
IN St Fin Auth Rev Eductnl Facs Rock Creek Cmnty Acdmy Proj, Ser A, 5.88%, 07/01/38	09/04/18	1,000,000	93.60	1,002,914	935,999	0.05
S Charleston WV Spl Dist Excise Tax Ref S Charleston Park Place Proj, Ser A, 4.25%, 06/01/42	01/18/22	1,000,000	73.37	1,003,128	733,670	0.04
				$2,704,686	$2,346,308	0.13%
D. Futures Contracts
The Fund may purchase or sell (i.e., is long or short) exchange-listed futures contracts to hedge against changes in interest rates (interest rate risk). Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in “Net realized gain (loss) on futures contracts” on the Statement of Operations.
Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contracts are marked to market daily with the change in value recognized as a component of “Net change in unrealized appreciation (depreciation) on futures contracts” on the Statement of Operations. This daily fluctuation in the value of the contracts is also known as variation margin and is included in “Variation margin” payable or receivable on the Statement of Assets and Liabilities.

Notes to Financial Statements (Continued)
First Trust Managed Municipal ETF (FMB)
October 31, 2023
If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments.
Restricted cash segregated as collateral for futures contracts in the amount of $3,299,995 is shown as “Cash segregated as collateral for open futures contracts” on the Statement of Assets and Liabilities.
E. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid monthly by the Fund, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by the Fund during the fiscal years ended October 31, 2023 and 2022, was as follows:
Distributions paid from:	2023	2022
Ordinary income	$170,078	$174,605
Capital gains	—	—
Tax-exempt income	56,453,470	48,051,473
Return of capital	397,855	—
As of October 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$—
Accumulated capital and other gain (loss)	(154,532,423)
Net unrealized appreciation (depreciation)	(128,756,070)
F. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
In addition, the Fund intends to invest in such municipal securities to allow it to pay shareholders “exempt dividends” as defined in the Code.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2020, 2021, 2022, and 2023 remain open to federal and state audit. As of October 31, 2023, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2023, for federal income tax purposes, the Fund had $154,532,423 of capital loss carryforwards available, to the extent provided by regulations, to offset future capital gains.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are

Notes to Financial Statements (Continued)
First Trust Managed Municipal ETF (FMB)
October 31, 2023
primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2023, the adjustments for the Fund were as follows:
Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
$(35,418)	$35,418	$—
As of October 31, 2023, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:
Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$1,911,526,636	$422,096	$(129,178,166)	$(128,756,070)
G. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (See Note 3).
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust manages the investment of the Fund’s assets and is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee. The annual unitary management fee payable by the Fund to First Trust for these services will be reduced at certain levels of the Fund’s net assets (“breakpoints”) and calculated pursuant to the schedule below.
Breakpoints
Fund net assets up to and including $2.5 billion	0.65000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.63375%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.61750%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.60125%
Fund net assets greater than $10 billion	0.58500%
Pursuant to a contractual agreement, First Trust waived management fees of 0.15% of average daily net assets until March 1, 2023. First Trust does not have the right to recover the fees waived. The Fee Waiver Agreement terminated on March 1, 2023. During the year ended October 31, 2023, the Advisor waived fees of $939,126.
During the fiscal year ended October 31, 2022, the Fund received a payment from the Advisor of $5,130 in connection with a trade error.
The Trust has multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BBH is responsible for custody of the Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for the Fund

Notes to Financial Statements (Continued)
First Trust Managed Municipal ETF (FMB)
October 31, 2023
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended October 31, 2023, the cost of purchases and proceeds from sales of investments, excluding short term investments and in-kind transactions, were $773,652,540 and $650,367,348, respectively.
For the fiscal year ended October 31, 2023, the Fund had no in-kind transactions.
5. Derivative Transactions
The following table presents the type of derivatives held by the Fund at October 31, 2023, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Futures contracts	Interest Rate Risk	Unrealized appreciation on futures contracts*	$ 3,870,547	Unrealized depreciation on futures contracts*	$ —
*Includes cumulative appreciation/depreciation on futures contracts as reported in the Futures Contracts table. Only the current day’s variation margin is presented on the Statement of Assets and Liabilities.
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended October 31, 2023, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.
Statement of Operations Location
Interest Rate Risk Exposure
Net realized gain (loss) on futures contracts	$6,140,373
Net change in unrealized appreciation (depreciation) on futures contracts	(3,352,078)
During the fiscal year ended October 31, 2023, the notional value of futures contracts opened and closed were $1,092,889,168 and $1,064,253,403, respectively.
The Fund does not have the right to offset financial assets and liabilities related to futures contracts on the Statement of Assets and Liabilities.
6. Creations, Redemptions and Transaction Fees
The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with the Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as “Creation Units.” Prior to the start of trading on every business day, the Fund publishes through the National Securities Clearing Corporation (“NSCC”) the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of the Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of the Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption

Notes to Financial Statements (Continued)
First Trust Managed Municipal ETF (FMB)
October 31, 2023
process with secondary market trading in the Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund’s shares at or close to the NAV per share of the Fund.
The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
The Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
7. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before February 28, 2025.
8. Borrowings
The Trust, on behalf of the Fund, along with First Trust Series Fund and First Trust Exchange-Traded Fund IV has a $550 million Credit Agreement with The Bank of Nova Scotia (“Scotia”) as administrative agent for a group of lenders. Prior to March 1, 2023, the commitment amount was $305 million. Scotia charges a commitment fee of 0.25% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans, and an agency fee. First Trust allocates the commitment fee and agency fee amongst the funds that have access to the credit line. To the extent that the Fund accesses the credit line, there would also be an interest fee charged. The Fund did not have any borrowings outstanding during the fiscal year ended October 31, 2023.
9. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
10. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there was the following subsequent event:
Pursuant to approval by the Trust’s Board of Trustees, The Bank of New York Mellon, 240 Greenwich Street, New York, New York, 10286, replaced Brown Brothers Harriman & Co. as the administrator, custodian, fund accountant and transfer agent on November 6, 2023.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund III:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of First Trust Managed Municipal ETF (the “Fund”), one of the funds constituting the First Trust Exchange-Traded Fund III, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes.  In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
December 22, 2023
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Managed Municipal ETF (FMB)
October 31, 2023 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Tax Information
For the taxable year ended October 31, 2023, the following distribution information is being provided as required by the Internal Revenue Code of 1986, as amended, or to meet a specific state’s requirement. The Fund designates the following percentages or, if subsequently determined to be different, the maximum amount allowable for their fiscal year ended October 31, 2023:
Federal and State Income Tax	Percentages
Tax-Exempt Interest Dividends	99.70%
Alternative Minimum Tax (AMT)	14.09%
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Defined Outcome Funds Risk. To the extent a fund’s investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any) may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor’s investment period. Additionally, the fund will

Additional Information (Continued)
First Trust Managed Municipal ETF (FMB)
October 31, 2023 (Unaudited)
not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund’s share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period. Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index or Model Constituent Risk. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund’s shares.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.

Additional Information (Continued)
First Trust Managed Municipal ETF (FMB)
October 31, 2023 (Unaudited)
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. There is no assurance that any alternative reference rate, including the Secured Overnight Financing Rate (“SOFR”) will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Market risk is the risk that a particular security, or shares of a fund in general, may fall in value. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. In February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, and the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain fund investments as well as fund performance. The COVID-19 global pandemic and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets. While the U.S. has resumed “reasonably” normal business activity, many countries continue to impose lockdown measures. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. These events also adversely affect the prices and liquidity of a fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a fund’s shares and result in increased market volatility. During any such events, a fund’s shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on a fund’s shares may widen.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Operational Risk. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund’s ability to meet its investment objective. Although the funds and the funds’ investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
Preferred Securities Risk. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company’s capital structure in terms of priority to corporate income, subjecting them to greater credit risk than those debt securities. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may obtain limited rights. In certain circumstances, an issuer of preferred securities may defer payment on the securities and, in some cases, redeem the securities prior to a specified date. Preferred securities may also be substantially less liquid than other securities, including common stock.

Additional Information (Continued)
First Trust Managed Municipal ETF (FMB)
October 31, 2023 (Unaudited)
Valuation Risk. The valuation of certain securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. A fund may hold investments in sizes smaller than institutionally sized round lot positions (sometimes referred to as odd lots). However, third-party pricing services generally provide evaluations on the basis of institutionally-sized round lots. If a fund sells certain of its investments in an odd lot transaction, the sale price may be less than the value at which such securities have been held by the fund. Odd lots often trade at lower prices than institutional round lots. There is no assurance that the fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the fund.
NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE
Advisory Agreement
Board Considerations Regarding Approval of Continuation of Investment Management Agreement
The Board of Trustees of First Trust Exchange-Traded Fund III (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the First Trust Managed Municipal ETF (the “Fund”).  The Board approved the continuation of the Agreement for a one-year period ending June 30, 2024 at a meeting held on June 4–5, 2023.  The Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements.  At meetings held on April 17, 2023 and June 4–5, 2023, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program.  The Board reviewed initial materials with the Advisor at the meeting held on April 17, 2023, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor.  Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 4–5, 2023 meeting, as well as at the June meeting.  The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from the Fund’s perspective.  The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement.  The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement.  The Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services.  The Board noted that the Fund is an actively-managed ETF and noted that the Advisor’s Municipal Securities Team is responsible for the day-to-day management of the Fund’s investments.  The Board considered the background and experience of the members of the Municipal Securities Team.  The Board considered the Advisor’s statement that it applies the same oversight model internally with its Municipal Securities Team as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review.  In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objectives, policies and restrictions.  The Board also

Additional Information (Continued)
First Trust Managed Municipal ETF (FMB)
October 31, 2023 (Unaudited)
considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund.  Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 17, 2023 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex.  In addition to the written materials provided by the Advisor, at the April 17, 2023 meeting, the Board also received a presentation from representatives of the Advisor’s Municipal Securities Team, who discussed the services that the Team provides to the Fund, including the Team’s day-to-day management of the Fund’s investments.  In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with its investment objectives, policies and restrictions.
The Board considered the unitary fee rate schedule payable by the Fund under the Agreement for the services provided.  The Board considered that as part of the unitary fee the  Advisor is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any.  The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable.  Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point.  Based on the information provided, the Board noted that the total (net) expense ratio for the Fund was above the median total (net) expense ratio of the peer funds in the Expense Group.  With respect to the Expense Group, the Board, at the April 17, 2023 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, and different business models that may affect the pricing of services among ETF sponsors.  The Board took these limitations and differences into account in considering the peer data.  With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability.  In considering the unitary fee rate schedule overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund.  The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund.  The Board determined that this process continues to be effective for reviewing the Fund’s performance.  The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2022 to the performance of the funds in the Performance Universe and to that of a benchmark index.  Based on the information provided, the Board noted that the Fund outperformed the Performance Universe median and underperformed the benchmark index for the one-, three- and five-year periods ended December 31, 2022.
On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the Fund under the Agreement.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund at current asset levels and whether the Fund may benefit from any economies of scale.  The Board noted that the unitary fee rate schedule for the Fund includes breakpoints pursuant to which the unitary fee rate will be reduced as assets of the Fund meet certain thresholds.  The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Fund will increase during the next twelve months as the Advisor continues to build infrastructure and add new staff.  The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Fund.  The Board concluded that the unitary fee rate schedule for the Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels.  The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2022 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period.  The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable.  In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund.  The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Fund.  The Board also considered the Advisor’s

Additional Information (Continued)
First Trust Managed Municipal ETF (FMB)
October 31, 2023 (Unaudited)
compensation for fund reporting services provided to the Fund pursuant to a separate Fund Reporting Services Agreement, which is paid from the unitary fee.  The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund.  No single factor was determinative in the Board’s analysis.

Board of Trustees and Officers
First Trust Managed Municipal ETF (FMB)
October 31, 2023 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Retired; Physician, Edward-Elmhurst Medical Group (2021 to September 2023); Physician and Officer, Wheaton Orthopedics (1990 to 2021)	254	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	Retired; President, ADM Investor Services, Inc. (Futures Commission Merchant) (2010 to July 2022)	254	Director, National Futures Association and ADMIS Singapore Ltd.; Formerly, Director of ADM Investor Services, Inc., ADM Investor Services International, ADMIS Hong Kong Ltd., and Futures Industry Association
Denise M. Keefe, Trustee (1964)	• Indefinite Term • Since 2021	Executive Vice President, Advocate Aurora Health and President, Advocate Aurora Continuing Health Division (Integrated Healthcare System)	254	Director and Board Chair of Advocate Home Health Services, Advocate Home Care Products and Advocate Hospice; Director and Board Chair of Aurora At Home (since 2018); Director of Advocate Physician Partners Accountable Care Organization; Director of RML Long Term Acute Care Hospitals; Director of Senior Helpers (since 2021); and Director of MobileHelp (since 2022)
Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	254	Formerly, Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (2018 to Present), Managing Director and Chief Operating Officer (2015 to 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	254	None
Bronwyn Wright, Trustee (1971)	• Indefinite Term • Since 2023	Independent Director to a number of Irish collective investment funds (2009 to Present); Various roles at international affiliates of Citibank (1994 to 2009), including Managing Director, Citibank Europe plc and Head of Securities and Fund Services, Citi Ireland (2007 to 2009)	229	None

Board of Trustees and Officers (Continued)
First Trust Managed Municipal ETF (FMB)
October 31, 2023 (Unaudited)
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INTERESTED TRUSTEE
James A. Bowen(1), Trustee and Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	254	None

Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since 2016	Managing Director and Chief Financial Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Derek D. Maltbie (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since 2023	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P., July 2021 to Present. Previously, Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P., 2014 to 2021.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.

Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.
(2)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Managed Municipal ETF (FMB)
October 31, 2023 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies.” For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website.  We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users.  The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on:  Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2023

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First Trust Exchange-Traded Fund III
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT*
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606
* Effective November 6, 2023, the Administrator, Custodian, Fund Accountant & Transfer Agent for First Trust Managed Municipal ETF changed to The Bank of New York Mellon, 240 Greenwich Street, New York, New York, 10286.

First Trust Exchange-Traded Fund III
First Trust Long/Short Equity ETF (FTLS)
Annual Report
For the Year Ended
October 31, 2023

First Trust Long/Short Equity ETF (FTLS)
Annual Report
October 31, 2023
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund III (the “Trust”) described in this report (First Trust Long/Short Equity ETF; hereinafter referred to as the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Long/Short Equity ETF (FTLS)
Annual Letter from the Chairman and CEO
October 31, 2023
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust Long/Short Equity ETF (the “Fund”), which contains detailed information about the Fund for the twelve months ended October 31, 2023.
The Bureau of Economic Analysis recently announced that U.S. real gross domestic product (“GDP”) grew by a staggering 4.9% in the third quarter of 2023 and is now up 2.9% on a year-over-year basis from where it stood in the third quarter of 2022. The most recent quarter’s GDP data represents the fastest growth rate for any quarter since 2014. Consumer spending, which rose by 4.0% over the period, was responsible for 2.7 percentage points of the total increase in GDP. Whether the consumer can keep up this pace of spending remains to be seen, especially given recent news that excess savings from the pandemic-era stimulus have likely been depleted. From a global perspective, the International Monetary Fund (“IMF”) notes that progress in fighting inflation led to lower economic growth. In their October 2023 publication of the World Economic Outlook, the IMF projected that the growth in world economic output is expected to slow from 3.5% in 2022 to 2.9% in 2024. The economic growth in advanced economies is projected to plummet from 2.6% in 2022 to 1.4% in 2024.
In the notes to their September 2023 meeting, the Federal Open Market Committee revealed that they may need to keep interest rates “higher for longer” as they continue to battle stubbornly high inflation. As many investors are likely aware, a higher Federal Funds target rate can have deep implications for consumers, such as driving up the cost of borrowing for homes, automobiles, and other large purchases. The American consumer has yet to feel the full weight of those burdens, in my opinion. That said, the data reveals a different story among corporate America. S&P Global Market Intelligence reported that a total of 516 U.S. corporations filed for bankruptcy protection on a year-to-date basis through September 30, 2023, up from a total of 263 corporate bankruptcy filings over the same period last year. Higher interest rates and Treasury bond yields have also sapped demand for commercial property loans. Data from Trepp, LLC, a leading provider of data and analytics to the commercial real estate and banking markets, revealed that just $28.2 billion of loans converted into commercial mortgage-backed securities have been issued in 2023, the lowest figure since 2011.
The financial markets battled a myriad of headwinds over the past year, from geopolitical uncertainty resulting from war (the conflicts between Israel and Hamas and Russia and Ukraine), to slowing global economic growth and sticky inflation. Brian Wesbury, Chief Economist at First Trust, notes that a U.S. economic recession is likely to begin at some point early next year. While calls for a recession may concern some investors, the following may offer solace. Data from Bloomberg reveals that the S&P 500® Index has posted positive total returns over the 3-year period following every recession since 1948.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
First Trust Long/Short Equity ETF (FTLS)
The First Trust Long/Short Equity ETF’s (the “Fund”) investment objective is to seek to provide investors with long-term total return. Under normal conditions, the Fund will expose at least 80% of its net assets (including investment borrowings) to U.S. exchange-listed equity securities and/or U.S. exchange-traded funds (“ETFs”) that provide exposure to U.S. exchange-listed equity securities. The Fund pursues its investment objective by establishing long and short positions in its portfolio of U.S. exchange-listed equity securities and ETFs. The Fund’s portfolio may include U.S. exchange-listed equity securities of non-U.S. issuers, including the securities of non-U.S. issuers traded on U.S. exchanges in the form of depositary receipts.
The Fund’s portfolio is composed of both long and short positions in equity securities and ETFs. As opposed to taking long positions in which an investor seeks to profit from increases in the price of a security, short selling is a technique that will be used by the Fund to try and profit from the falling price of a security. Short selling involves selling a security that has been borrowed from a third party with the intention of buying an identical security back at a later date to return to that third party.
Having both long and short positions in an equity security portfolio is a common way to create returns that are independent of market moves. One advantage of a long and short portfolio is that the long and short positions may offset one another in a manner that results in a lower net exposure to the direction of the market. In addition, cash balances arising from the use of short selling typically will be held in money market instruments.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 10/31/23	5 Years Ended 10/31/23	Inception (9/8/14) to 10/31/23	5 Years Ended 10/31/23	Inception (9/8/14) to 10/31/23
Fund Performance
NAV	10.09%	7.29%	7.15%	42.20%	88.04%
Market Price	10.09%	7.32%	7.15%	42.36%	88.10%
Index Performance
S&P 500® Index	10.14%	11.01%	10.47%	68.59%	148.58%
Total returns for the period since inception are calculated from the inception date of the Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint of the national best bid and offer price (“NBBO”) as of the time that the Fund’s NAV is calculated. Under the Securities and Exchange Commission’s rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund’s NAV is calculated.  Prior to January 1, 2019, the price used was the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund were listed for trading as of the time that the Fund’s NAV was calculated. Since shares of the Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the index. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future performance.

Fund Performance Overview (Unaudited) (Continued)
First Trust Long/Short Equity ETF (FTLS)
Portfolio Sector Allocation	% of Total Investments – Long Positions
Information Technology	23.8%
Consumer Discretionary	12.4
Health Care	11.3
Communication Services	9.8
Industrials	9.7
Energy	9.7
Financials	9.0
Consumer Staples	6.3
Utilities	3.6
Materials	3.5
Real Estate	0.9
Total	100.0%

Portfolio Sector Allocation	% of Total Investments Sold Short
Industrials	19.5%
Information Technology	13.5
Materials	13.2
Consumer Discretionary	11.8
Health Care	10.8
Financials	10.6
Communication Services	9.9
Consumer Staples	5.7
Energy	4.0
Real Estate	1.0
Total	100.0%
Top Ten Investments – Long Positions	% of Net Assets
Apple, Inc.	5.3%
Microsoft Corp.	3.9
Vanguard Mega Cap ETF	2.7
NVIDIA Corp.	2.4
Spotify Technology S.A.	2.4
T-Mobile US, Inc.	2.1
Gilead Sciences, Inc.	2.0
KLA Corp.	2.0
PulteGroup, Inc.	1.9
Atlassian Corp., Class A	1.8
Total	26.5%

Top Ten Investments Sold Short	% of Net Assets
Micron Technology, Inc.	-0.9%
Barrick Gold Corp.	-0.9
Lockheed Martin Corp.	-0.9
Air Products & Chemicals, Inc.	-0.9
GE HealthCare Technologies, Inc.	-0.9
Alcoa Corp.	-0.8
Omnicom Group, Inc.	-0.8
Equifax, Inc.	-0.8
Trip.com Group Ltd., ADR	-0.7
Estee Lauder (The) Cos., Inc., Class A	-0.7
Total	(8.3)%

Fund Allocation	% of Net Assets
Common Stocks	86.9%
Exchange-Traded Funds	2.7
Master Limited Partnerships	0.7
Common Stocks Sold Short	(30.4)
Net Other Assets and Liabilities*	40.1
Total	100.0%

*	Includes variation margin on futures contracts.

Fund Performance Overview (Unaudited) (Continued)
First Trust Long/Short Equity ETF (FTLS)

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Portfolio Commentary
First Trust Long/Short Equity ETF (FTLS)
Annual Report
October 31, 2023 (Unaudited)
Investment Advisor
First Trust Advisors L.P. (“First Trust”) is the investment advisor to First Trust Long/Short Equity ETF (the “Fund” or “FTLS”). In this capacity, First Trust is responsible for the selection and ongoing monitoring of the investments in the Fund’s portfolio and certain other services necessary for the management of the portfolio.
Portfolio Management Team
The following persons serve as portfolio managers of the Fund.
John Gambla – CFA, Senior Portfolio Manager of First Trust, Alternatives Investment Team
Rob A. Guttschow – CFA, Senior Portfolio Manager of First Trust, Alternatives Investment Team
The portfolio managers are primarily and jointly responsible for the day to day management of the Fund. Each portfolio manager has served in such capacity for the Fund since 2014.
Commentary
The Fund is an actively managed exchange-traded fund (“ETF”). The Fund’s investment objective is to seek to provide its investors with long-term total return. The Fund pursues its investment objective by establishing long and short positions in its portfolio of U.S. exchange-listed securities and ETFs. Under normal conditions, the Fund will expose at least 80% of its net assets (including investment borrowings) to U.S. exchange-listed equity securities and/or U.S. ETFs that provide exposure to U.S. exchange-listed equity securities.
Overall Market Recap
U.S. economic growth was strong during the 12-month fiscal period ended October 31, 2023. Real gross domestic product grew by an average 2.3% (annualized) during the first three calendar quarters of the period and then jumped to a strong 4.9% annualized in the fourth calendar quarter of the fiscal period. The U.S. labor market, as measured by the U.S. Bureau of Labor Statistics’ Non-Farm payroll release, showed strong employment growth during the fiscal period, with 2.92 million jobs added to the U.S. economy during the period. The robust growth in jobs has drawn more workers back into the economy as the U.S. Labor Force Participation Rate has increased by 0.5%, rising to 62.7%, off 0.1% from September 2023 which was the second highest reading since February 2020, the month prior to the government-led COVID-19 shutdown. During the period, the strong jobs market translated into higher nominal wages, up 4.1% year-over-year (“YOY”). Much, but not all of the wage growth, was offset by inflation with the Consumer Price Index rising YOY by 3.2%.
The Federal Reserve’s (the “Fed”) interest rate hiking program, which began in March of 2022, has successfully lowered inflation from a YOY peak of 9.1% in June of 2022 to the most recent YOY value of 3.2%. During the process, the short-term Federal Funds target rate has risen from 0.25% to 5.50%. Most, if not all, U.S. based interest rates have risen as the Federal Funds target rate has risen. Most pertinent to U.S. consumers is the increase in the 30-year conforming mortgage rate which, according to Bankrate.com, has risen by 0.84% during the fiscal period, and by 3.76% since February of 2022, just before the Fed began raising the Federal Funds target rate.
The U.S. equity market, as represented by the S&P 500® Index rallied during the fiscal period, up 10.14%. Returns in the S&P 500® Index were particularly good for technology-related stocks, as the release of ChatGPT sparked a strong rally in technology stocks related to or doing business in the Artificial Intelligence industry. Bonds, as represented by the Bloomberg U.S. Aggregate Index, were up slightly during the period (0.36%) while riskier high yield bonds (Bloomberg U.S. Corporate High Yield Bond Index) were up 6.23%. Commodity markets declined with the Bloomberg Commodity Index down 2.97% during the period.
Fund Performance
The Fund returned 10.09% on a market price basis and 10.09% on a net asset value basis for the 12-month period ended October 31, 2023. The Fund’s benchmark, the S&P 500® Index (the “Benchmark”), returned 10.14% during the fiscal period.
During the fiscal period, the net positions within the portfolio (long holdings minus short holdings) decreased from 54.3% at the beginning of the period to 51.0% at the end of the period. The decrease was the result of a 2.9% increase in the size of the short positions and a 0.4% decrease in the long positions.
The Fund’s long positions, as stand-alone investments, underperformed the Benchmark with stock selection being a negative value add in the Information Technology, Health Care and Communication Services sectors. Selection within the Industrials and Financials sectors offset some of the negative relative performance, but overall selection was still a drag on the Fund’s long portfolio. Additionally, in the long portfolio, the Fund’s allocation to the eleven sectors within the Benchmark also subtracted from relative

Portfolio Commentary (Continued)
First Trust Long/Short Equity ETF (FTLS)
Annual Report
October 31, 2023 (Unaudited)
performance as the Fund was, on average, underweight the Communication Services and Information Technology sectors and overweight the Energy sector. The Communication Services and Information Technology sectors were the two best performing sectors within the Benchmark during the fiscal period. The Energy sector lagged the overall Benchmark’s returns by approximately 12%.
During the fiscal period, the short portfolio added significantly to total returns on an absolute and a relative basis. The short portfolio, on average, declined in price during fiscal period adding to the Fund’s absolute returns and offsetting most of the relative underperformance that the long portfolio experienced versus the Benchmark. Within the short portfolio, the Fund did particularly well with individual stock selection in the Industrials, Information Technology, Financials, and Communication Services sectors. Additionally, the Fund’s short positions in Nasdaq futures and Russell 2000® futures contracts during the fiscal period added to relative returns and absolute returns.
Overall, the Fund performed generally in line with the return of the unmanaged, unhedged Benchmark during the fiscal period with significantly less volatility.
Market and Fund Outlook
Today, we believe the Fund is well positioned to achieve its investment objective of seeking to provide investors with long-term total return. The Fund is invested in a broad array of U.S. equity securities with a net market exposure of approximately 51.0% versus its unmanaged Benchmark’s exposure of 100%. We believe the Fund’s combination of a broadly diversified portfolio which is long high-quality stocks and short low-quality stocks, as measured by an earnings quality model, positions the Fund well to continue to achieve its investment objective of seeking to provide investors with long-term total return.

First Trust Long/Short Equity ETF (FTLS)
Understanding Your Fund Expenses
October 31, 2023 (Unaudited)
As a shareholder of the First Trust Long/Short Equity ETF (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2023.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Annualized Expense Ratio Based on the Six-Month Period (a)	Expenses Paid During the Six-Month Period (a)(b)
First Trust Long/Short Equity ETF (FTLS)
Actual	$1,000.00	$1,033.20	1.45%	$7.43
Hypothetical (5% return before expenses)	$1,000.00	$1,017.90	1.45%	$7.38

(a)	Annualized expense ratio and expenses paid during the six-month period do not include fees and expenses of the underlying funds in which the Fund invests.
(b)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (May 1, 2023 through October 31, 2023), multiplied by 184/365 (to reflect the six-month period).

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments
October 31, 2023
Shares/ Units	Description	Value
COMMON STOCKS – 86.9%
	Aerospace & Defense – 0.8%
50,618	Leonardo DRS, Inc. (a)	$965,285
5,561	TransDigm Group, Inc. (a)	4,605,009
		5,570,294
	Automobile Components – 0.1%
11,118	XPEL, Inc. (a)	514,763
	Automobiles – 1.9%
32,061	Li Auto, Inc., ADR (a)	1,083,982
419,579	Stellantis N.V.	7,837,736
24,369	Tesla, Inc. (a)	4,894,270
		13,815,988
	Banks – 1.4%
146,747	Bank OZK	5,255,010
39,571	Customers Bancorp, Inc. (a)	1,591,150
26,273	JPMorgan Chase & Co. (b)	3,653,523
		10,499,683
	Beverages – 1.5%
3,637	Boston Beer (The) Co., Inc., Class A (a)	1,214,576
40,420	Celsius Holdings, Inc. (a)	6,147,478
3,564	Coca-Cola Consolidated, Inc.	2,268,165
72,880	Duckhorn Portfolio (The), Inc. (a)	760,138
13,859	National Beverage Corp. (a)	642,781
		11,033,138
	Biotechnology – 5.1%
38,964	AbbVie, Inc. (b)	5,500,938
213,250	Amicus Therapeutics, Inc. (a)	2,339,353
74,882	Exact Sciences Corp. (a)	4,611,982
188,012	Gilead Sciences, Inc. (b)	14,766,462
19,738	Immunocore Holdings PLC., ADR (a)	876,367
25,264	Vertex Pharmaceuticals, Inc. (a)	9,148,347
		37,243,449
	Broadline Retail – 1.4%
71,247	Amazon.com, Inc. (a) (b)	9,482,263
16,545	Global-e Online Ltd. (a)	580,895
		10,063,158
	Building Products – 2.8%
10,381	American Woodmark Corp (a)	697,915
139,444	AZEK (The) Co., Inc. (a)	3,653,433
5,018	CSW Industrials, Inc.	889,491
15,110	Fortune Brands Innovations, Inc.	843,138
11,612	Gibraltar Industries, Inc. (a)	706,706
38,505	Griffon Corp.	1,537,890
163,367	Masco Corp. (b)	8,509,787
130,322	Masterbrand, Inc. (a)	1,447,877
14,078	Simpson Manufacturing Co., Inc.	1,874,908
		20,161,145
	Chemicals – 2.0%
8,151	Balchem Corp.	947,472
6,980	Innospec, Inc.	684,040

See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments (Continued)
October 31, 2023
Shares/ Units	Description	Value
COMMON STOCKS (Continued)
	Chemicals (Continued)
54,161	Sherwin-Williams (The) Co. (b)	$12,901,692
		14,533,204
	Communications Equipment – 1.5%
49,832	Arista Networks, Inc. (a) (b)	9,984,838
31,557	Digi International, Inc. (a)	794,605
		10,779,443
	Construction & Engineering – 1.0%
35,028	EMCOR Group, Inc.	7,238,536
	Consumer Finance – 1.7%
452,732	Synchrony Financial (b)	12,699,133
	Consumer Staples Distribution & Retail – 0.6%
20,486	Andersons (The), Inc.	1,026,963
84,848	Grocery Outlet Holding Corp. (a)	2,347,744
11,214	Weis Markets, Inc.	730,032
		4,104,739
	Diversified Consumer Services – 2.8%
16,416	Grand Canyon Education, Inc. (a)	1,942,505
118,583	H&R Block, Inc.	4,867,832
128,021	New Oriental Education & Technology Group, Inc., ADR (a)	8,384,096
66,917	OneSpaWorld Holdings Ltd. (a)	701,290
490,917	TAL Education Group, ADR (a)	4,305,342
		20,201,065
	Diversified Telecommunication Services – 0.2%
44,743	AT&T, Inc.	689,042
19,016	Verizon Communications, Inc.	668,032
		1,357,074
	Electric Utilities – 2.1%
6,837	Alliant Energy Corp.	333,577
13,953	American Electric Power Co., Inc.	1,054,010
8,753	Constellation Energy Corp.	988,389
21,056	Duke Energy Corp.	1,871,668
10,318	Edison International	650,653
5,771	Entergy Corp.	551,650
6,230	Evergy, Inc.	306,142
9,380	Eversource Energy	504,550
26,861	Exelon Corp.	1,045,967
14,779	FirstEnergy Corp.	526,132
55,062	NextEra Energy, Inc.	3,210,115
6,140	NRG Energy, Inc.	260,213
44,076	PG&E Corp. (a)	718,439
3,050	Pinnacle West Capital Corp.	226,249
20,138	PPL Corp.	494,791
29,551	Southern (The) Co.	1,988,782
15,177	Xcel Energy, Inc.	899,541
		15,630,868
	Electronic Equipment, Instruments & Components – 0.2%
35,161	Crane NXT Co.	1,828,372
See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments (Continued)
October 31, 2023
Shares/ Units	Description	Value
COMMON STOCKS (Continued)
	Energy Equipment & Services – 0.2%
30,568	Cactus, Inc., Class A	$1,434,862
	Entertainment – 3.3%
252,983	Cinemark Holdings, Inc. (a)	4,171,690
39,526	Roku, Inc. (a)	2,354,564
107,495	Spotify Technology S.A. (a) (b)	17,710,876
		24,237,130
	Financial Services – 1.3%
18,403	Berkshire Hathaway, Inc., Class B (a)	6,281,496
15,284	Visa, Inc., Class A (b)	3,593,268
		9,874,764
	Food Products – 2.2%
178,491	Archer-Daniels-Midland Co. (b)	12,774,601
40,999	Post Holdings, Inc. (a)	3,291,400
		16,066,001
	Gas Utilities – 0.1%
3,926	Atmos Energy Corp.	422,673
	Health Care Equipment & Supplies – 0.6%
69,945	Inari Medical, Inc. (a)	4,246,361
	Health Care Providers & Services – 2.2%
11,579	Addus HomeCare Corp. (a)	913,583
227,693	Option Care Health, Inc. (a)	6,313,927
17,075	UnitedHealth Group, Inc.	9,144,687
		16,372,197
	Hotels, Restaurants & Leisure – 1.8%
34,922	Airbnb, Inc., Class A (a)	4,130,923
2,163	Booking Holdings, Inc. (a)	6,033,818
42,912	DoorDash, Inc., Class A (a)	3,216,255
		13,380,996
	Household Durables – 2.7%
6,028	Cavco Industries, Inc. (a)	1,504,046
45,655	Green Brick Partners, Inc. (a)	1,766,848
62,220	MDC Holdings, Inc.	2,361,249
190,823	PulteGroup, Inc. (b)	14,042,665
		19,674,808
	Household Products – 0.7%
21,494	Procter & Gamble (The) Co.	3,224,745
9,411	WD-40 Co.	1,989,485
		5,214,230
	Independent Power & Renewable Electricity Producers – 0.0%
18,276	AES (The) Corp.	272,312
	Insurance – 0.9%
3,938	Enstar Group Ltd. (a)	933,188
15,572	Kinsale Capital Group, Inc.	5,199,647
433	Markel Group Inc. (a)	636,735
		6,769,570

See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments (Continued)
October 31, 2023
Shares/ Units	Description	Value
COMMON STOCKS (Continued)
	Interactive Media & Services – 2.9%
90,974	Alphabet, Inc., Class A (a) (b)	$11,288,054
79,054	Alphabet, Inc., Class C (a) (b)	9,905,466
		21,193,520
	IT Services – 1.5%
61,487	Squarespace, Inc., Class A (a)	1,746,846
45,156	VeriSign, Inc. (a) (b)	9,015,847
		10,762,693
	Life Sciences Tools & Services – 0.4%
10,958	Medpace Holdings, Inc. (a)	2,659,178
	Machinery – 1.3%
10,601	EnPro Industries, Inc.	1,177,347
26,062	Snap-on, Inc.	6,722,433
9,321	Watts Water Technologies, Inc., Class A	1,612,626
		9,512,406
	Media – 0.2%
53,855	John Wiley & Sons, Inc., Class A	1,630,191
	Metals & Mining – 1.1%
19,516	Alpha Metallurgical Resources, Inc.	4,292,739
31,537	Carpenter Technology Corp.	1,978,001
41,724	Ryerson Holding Corp.	1,212,082
14,439	Worthington Industries, Inc.	889,731
		8,372,553
	Multi-Utilities – 0.9%
7,148	Ameren Corp.	541,175
17,213	CenterPoint Energy, Inc.	462,685
7,886	CMS Energy Corp.	428,525
9,359	Consolidated Edison, Inc.	821,627
22,670	Dominion Energy, Inc.	914,054
5,633	DTE Energy Co.	542,909
11,214	NiSource, Inc.	282,144
13,514	Public Service Enterprise Group, Inc.	833,138
16,927	Sempra	1,185,398
8,684	WEC Energy Group, Inc.	706,791
		6,718,446
	Office REITs – 0.5%
112,656	SL Green Realty Corp.	3,299,694
	Oil, Gas & Consumable Fuels – 7.9%
133,112	Antero Midstream Corp.	1,642,602
27,820	Antero Resources Corp. (a)	819,021
57,964	California Resources Corp.	3,048,327
86,798	Canadian Natural Resources Ltd.	5,514,277
27,019	Cenovus Energy, Inc.	515,523
16,906	Chevron Corp.	2,463,711
2,882	Chord Energy Corp.	476,452
5,728	Civitas Resources, Inc.	432,063
29,988	CONSOL Energy, Inc.	2,755,597
63,294	CVR Energy, Inc.	2,072,878
133,807	DHT Holdings, Inc.	1,487,934
See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments (Continued)
October 31, 2023
Shares/ Units	Description	Value
COMMON STOCKS (Continued)
	Oil, Gas & Consumable Fuels (Continued)
35,204	Exxon Mobil Corp.	$3,726,343
114,957	HF Sinclair Corp.	6,366,319
133,362	Magnolia Oil & Gas Corp., Class A	2,993,977
78,731	Marathon Petroleum Corp. (b)	11,908,064
63,590	ONEOK, Inc.	4,146,068
44,251	Par Pacific Holdings, Inc. (a)	1,452,318
38,726	Scorpio Tankers, Inc.	2,174,465
27,945	Teekay Tankers Ltd., Class A	1,388,866
18,486	Valero Energy Corp.	2,347,722
		57,732,527
	Passenger Airlines – 0.6%
50,264	SkyWest, Inc. (a)	2,119,633
74,855	United Airlines Holdings, Inc. (a)	2,620,674
		4,740,307
	Personal Care Products – 0.7%
78,729	BellRing Brands, Inc. (a)	3,442,819
19,165	Medifast, Inc.	1,325,452
		4,768,271
	Pharmaceuticals – 1.9%
45,847	Corcept Therapeutics, Inc. (a)	1,287,384
57,382	Innoviva, Inc. (a)	712,110
48,042	Jazz Pharmaceuticals PLC (a)	6,102,295
40,103	Johnson & Johnson (b)	5,948,879
		14,050,668
	Professional Services – 1.6%
42,493	Broadridge Financial Solutions, Inc.	7,251,006
9,756	Huron Consulting Group, Inc. (a)	969,356
30,473	TriNet Group, Inc. (a)	3,131,101
		11,351,463
	Semiconductors & Semiconductor Equipment – 5.5%
30,503	KLA Corp. (b)	14,327,259
33,676	MACOM Technology Solutions Holdings, Inc. (a)	2,375,505
43,983	NVIDIA Corp. (b)	17,936,267
53,724	QUALCOMM, Inc.	5,855,379
		40,494,410
	Software – 7.4%
74,095	Atlassian Corp., Class A (a) (b)	13,384,521
60,899	Dropbox, Inc., Class A (a)	1,601,644
83,459	Microsoft Corp. (b)	28,218,323
44,767	Monday.com Ltd. (a)	5,819,262
15,059	Qualys, Inc. (a)	2,303,274
35,281	Workiva, Inc. (a)	3,072,622
		54,399,646
	Specialized REITs – 0.3%
55,089	EPR Properties	2,352,300
	Specialty Retail – 0.4%
67,187	Wayfair, Inc., Class A (a)	2,862,838

See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments (Continued)
October 31, 2023
Shares/ Units	Description	Value
COMMON STOCKS (Continued)
	Technology Hardware, Storage & Peripherals – 5.3%
227,561	Apple, Inc. (b)	$38,860,592
	Textiles, Apparel & Luxury Goods – 0.2%
276,071	Figs, Inc., Class A (a)	1,521,151
	Tobacco – 0.1%
69,434	Vector Group Ltd.	713,782
	Trading Companies & Distributors – 0.8%
25,885	Boise Cascade Co.	2,426,719
23,771	SiteOne Landscape Supply, Inc. (a)	3,274,931
		5,701,650
	Water Utilities – 0.1%
5,256	American Water Works Co., Inc.	618,368
	Wireless Telecommunication Services – 2.2%
49,667	TIM S.A., ADR	749,475
107,969	T-Mobile US, Inc. (b)	15,532,420
		16,281,895
	Total Common Stocks	635,838,505
	(Cost $634,914,552)
EXCHANGE-TRADED FUNDS – 2.7%
	Capital Markets – 2.7%
133,036	Vanguard Mega Cap ETF (b)	19,856,953
	(Cost $20,760,512)
MASTER LIMITED PARTNERSHIPS – 0.7%
	Oil, Gas & Consumable Fuels – 0.7%
28,063	Alliance Resource Partners, L.P.	637,732
29,912	Black Stone Minerals, L.P.	538,416
217,106	Plains All American Pipeline, L.P.	3,289,156
23,874	Viper Energy Partners, L.P. (c)	679,931
	Total Master Limited Partnerships	5,145,235
	(Cost $5,056,971)

Total Investments – 90.3%	660,840,693
(Cost $660,732,035)

Shares	Description	Value
COMMON STOCKS SOLD SHORT – (30.4)%
	Aerospace & Defense – (1.6)%
(8,861)	BWX Technologies, Inc.	(658,195)
(27,797)	CAE, Inc. (a)	(579,846)
(2,884)	General Dynamics Corp.	(695,938)
(2,949)	Huntington Ingalls Industries, Inc.	(648,249)
(42,165)	Kratos Defense & Security Solutions, Inc. (a)	(718,913)
(14,266)	Lockheed Martin Corp.	(6,485,894)
(18,527)	Mercury Systems, Inc. (a)	(666,602)
(7,570)	RTX Corp.	(616,122)
(33,312)	Spirit AeroSystems Holdings, Inc., Class A	(752,851)
		(11,822,610)
See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments (Continued)
October 31, 2023
Shares	Description	Value
COMMON STOCKS SOLD SHORT (Continued)
	Automobile Components – (0.1)%
(50,555)	Goodyear Tire & Rubber (The) Co. (a)	$(601,605)
	Banks – (2.4)%
(22,833)	Bank of N.T. Butterfield & Son (The) Ltd.	(576,762)
(14,177)	Bank of Nova Scotia (The)	(573,743)
(8,059)	BOK Financial Corp.	(528,026)
(29,077)	Cadence Bank	(615,851)
(228,539)	Citizens Financial Group, Inc.	(5,354,669)
(10,993)	Credicorp Ltd.	(1,373,685)
(6,823)	Cullen/Frost Bankers, Inc.	(620,825)
(22,070)	First Bancorp	(640,471)
(25,598)	First Interstate BancSystem, Inc., Class A	(590,546)
(22,067)	First Merchants Corp.	(602,650)
(15,974)	Independent Bank Group, Inc.	(564,681)
(12,590)	Lakeland Financial Corp.	(620,057)
(39,832)	Provident Financial Services, Inc.	(559,640)
(23,180)	Renasant Corp.	(565,360)
(7,251)	Royal Bank of Canada	(579,210)
(28,247)	Seacoast Banking Corp. of Florida	(570,872)
(37,374)	Simmons First National Corp., Class A	(531,084)
(18,592)	TriCo Bancshares	(601,451)
(10,050)	Triumph Financial, Inc.	(625,612)
(74,377)	Valley National Bancorp	(578,653)
		(17,273,848)
	Beverages – (0.1)%
(3,877)	Diageo PLC, ADR	(595,120)
	Broadline Retail – (0.5)%
(19,749)	JD.com, Inc., ADR	(502,020)
(215,131)	Nordstrom, Inc.	(3,007,531)
		(3,509,551)
	Building Products – (0.2)%
(2,500)	Carlisle Cos., Inc.	(635,225)
(11,057)	Johnson Controls International PLC	(542,014)
(19,310)	Tecnoglass, Inc.	(631,051)
		(1,808,290)
	Capital Markets – (0.5)%
(90,898)	Deutsche Bank AG	(1,000,787)
(19,755)	Lazard Ltd., Class A	(548,596)
(78,823)	UBS Group AG	(1,849,188)
		(3,398,571)
	Chemicals – (1.5)%
(22,379)	Air Products & Chemicals, Inc.	(6,320,725)
(7,628)	Ashland, Inc.	(584,534)
(17,247)	Avient Corp.	(545,350)
(8,630)	DuPont de Nemours, Inc.	(628,954)
(7,890)	Eastman Chemical Co.	(589,620)
(7,284)	FMC Corp.	(387,509)
(12,619)	Ingevity Corp. (a)	(508,293)
(10,846)	Minerals Technologies, Inc.	(586,335)
(71,711)	PureCycle Technologies, Inc. (a)	(319,114)

See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments (Continued)
October 31, 2023
Shares	Description	Value
COMMON STOCKS SOLD SHORT (Continued)
	Chemicals (Continued)
(7,482)	Stepan Co.	$(559,653)
		(11,030,087)
	Commercial Services & Supplies – (0.2)%
(55,085)	Healthcare Services Group, Inc.	(523,307)
(8,497)	Vestis Corp. (a)	(129,919)
(4,051)	Waste Management, Inc.	(665,701)
		(1,318,927)
	Communications Equipment – (0.5)%
(63,373)	Harmonic, Inc. (a)	(683,795)
(68,211)	Lumentum Holdings, Inc. (a)	(2,674,553)
(62,736)	Viavi Solutions, Inc. (a)	(488,086)
		(3,846,434)
	Construction & Engineering – (0.3)%
(15,254)	Ameresco, Inc., Class A (a)	(398,892)
(6,707)	MasTec, Inc. (a)	(398,664)
(19,174)	Primoris Services Corp.	(576,371)
(3,159)	Quanta Services, Inc.	(527,932)
(9,712)	Stantec, Inc.	(594,083)
		(2,495,942)
	Consumer Finance – (0.1)%
(1,316)	Credit Acceptance Corp. (a)	(529,598)
(33,767)	PRA Group, Inc. (a)	(415,672)
		(945,270)
	Consumer Staples Distribution & Retail – (0.1)%
(5,287)	Target Corp.	(585,747)
	Containers & Packaging – (0.3)%
(3,515)	Avery Dennison Corp.	(611,856)
(12,254)	Ball Corp.	(590,030)
(18,227)	Sealed Air Corp.	(561,209)
(14,290)	Silgan Holdings, Inc.	(572,458)
		(2,335,553)
	Diversified Consumer Services – (0.2)%
(93,511)	Mister Car Wash, Inc. (a)	(486,257)
(10,213)	Service Corp. International	(555,792)
(8,248)	Strategic Education, Inc.	(678,893)
		(1,720,942)
	Diversified Telecommunication Services – (0.5)%
(53,434)	BCE, Inc.	(1,984,004)
(9,270)	Cogent Communications Holdings, Inc.	(602,365)
(41,646)	Frontier Communications Parent, Inc. (a)	(746,296)
(37,832)	TELUS Corp.	(609,852)
		(3,942,517)
	Electrical Equipment – (1.0)%
(183,870)	Bloom Energy Corp., Class A (a)	(1,912,248)
(79,795)	Plug Power, Inc. (a)	(469,993)
(17,409)	Sensata Technologies Holding PLC	(554,999)
See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments (Continued)
October 31, 2023
Shares	Description	Value
COMMON STOCKS SOLD SHORT (Continued)
	Electrical Equipment (Continued)
(452,910)	Sunrun, Inc. (a)	$(4,370,581)
		(7,307,821)
	Electronic Equipment, Instruments & Components – (1.1)%
(16,910)	Arrow Electronics, Inc. (a)	(1,917,763)
(143,837)	Flex Ltd. (a)	(3,699,488)
(4,240)	Insight Enterprises, Inc. (a)	(607,592)
(6,326)	IPG Photonics Corp. (a)	(543,403)
(6,520)	Plexus Corp. (a)	(641,046)
(2,422)	Zebra Technologies Corp., Class A (a)	(507,240)
		(7,916,532)
	Energy Equipment & Services – (0.6)%
(27,952)	Expro Group Holdings N.V. (a)	(440,244)
(6,004)	Nabors Industries Ltd. (a)	(586,231)
(30,022)	Oceaneering International, Inc. (a)	(660,184)
(66,636)	ProPetro Holding Corp. (a)	(698,345)
(11,344)	Schlumberger N.V.	(631,407)
(84,062)	Transocean Ltd. (a)	(556,490)
(8,824)	Valaris Ltd. (a)	(582,737)
		(4,155,638)
	Entertainment – (0.3)%
(26,799)	Endeavor Group Holdings, Inc., Class A	(609,945)
(24,252)	ROBLOX Corp., Class A (a)	(771,456)
(7,767)	Walt Disney (The) Co. (a)	(633,710)
		(2,015,111)
	Financial Services – (0.2)%
(23,259)	Equitable Holdings, Inc.	(617,992)
(10,802)	NCR Atleos Corp. (a)	(238,292)
(7,778)	Walker & Dunlop, Inc.	(504,014)
		(1,360,298)
	Food Products – (0.2)%
(5,743)	Bunge Ltd.	(608,643)
(10,478)	Kellanova	(528,825)
(43,665)	Utz Brands, Inc.	(532,276)
(2,582)	WK Kellogg Co. (a)	(25,872)
		(1,695,616)
	Ground Transportation – (0.5)%
(8,229)	Canadian Pacific Kansas City, Ltd.	(584,012)
(42,842)	Heartland Express, Inc.	(499,538)
(38,263)	Hertz Global Holdings, Inc. (a)	(322,557)
(3,448)	Landstar System, Inc.	(568,161)
(3,062)	Norfolk Southern Corp.	(584,199)
(22,444)	Schneider National, Inc., Class B	(568,507)
(15,185)	Werner Enterprises, Inc.	(551,519)
		(3,678,493)
	Health Care Equipment & Supplies – (2.2)%
(29,483)	Avanos Medical, Inc. (a)	(541,308)
(15,513)	Baxter International, Inc.	(503,087)
(11,693)	Cooper (The) Cos., Inc.	(3,645,293)
(17,269)	Dentsply Sirona, Inc.	(525,150)

See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments (Continued)
October 31, 2023
Shares	Description	Value
COMMON STOCKS SOLD SHORT (Continued)
	Health Care Equipment & Supplies (Continued)
(8,536)	Edwards Lifesciences Corp. (a)	$(543,914)
(11,678)	Enovis Corp. (a)	(536,020)
(20,069)	Envista Holdings Corp. (a)	(467,006)
(94,720)	GE HealthCare Technologies, Inc.	(6,305,510)
(11,937)	Globus Medical, Inc., Class A (a)	(545,640)
(10,869)	Haemonetics Corp. (a)	(926,365)
(15,570)	Integra LifeSciences Holdings Corp. (a)	(559,897)
(17,751)	OrthoPediatrics Corp. (a)	(434,189)
(5,626)	Zimmer Biomet Holdings, Inc.	(587,411)
		(16,120,790)
	Health Care Providers & Services – (0.1)%
(67,863)	Agiliti, Inc. (a)	(382,068)
(3,027)	Laboratory Corp of America Holdings	(604,583)
		(986,651)
	Health Care Technology – (0.1)%
(18,660)	Schrodinger, Inc. (a)	(404,922)
	Hotels, Restaurants & Leisure – (1.0)%
(17,241)	Aramark	(464,300)
(8,544)	Light & Wonder, Inc. (a)	(624,652)
(5,861)	Marriott Vacations Worldwide Corp.	(526,669)
(158,990)	Trip.com Group Ltd., ADR (a)	(5,405,660)
		(7,021,281)
	Household Durables – (0.3)%
(23,390)	Leggett & Platt, Inc.	(548,028)
(6,755)	Mohawk Industries, Inc. (a)	(542,967)
(14,871)	Tempur Sealy International, Inc.	(593,799)
(4,831)	Whirlpool Corp.	(505,129)
		(2,189,923)
	Household Products – (0.2)%
(23,341)	Spectrum Brands Holdings, Inc.	(1,758,044)
	Industrial Conglomerates – (0.2)%
(6,521)	3M Co.	(593,085)
(3,467)	Honeywell International, Inc.	(635,362)
		(1,228,447)
	Insurance – (0.1)%
(29,883)	Lincoln National Corp.	(650,553)
	Interactive Media & Services – (0.8)%
(48,752)	Baidu, Inc., ADR (a)	(5,118,960)
(12,476)	Ziff Davis, Inc. (a)	(754,299)
		(5,873,259)
	IT Services – (0.3)%
(7,375)	Amdocs Ltd.	(591,180)
(6,391)	CGI, Inc. (a)	(616,156)
(31,216)	DXC Technology Co. (a)	(629,627)
(30,738)	Fastly, Inc., Class A (a)	(450,927)
		(2,287,890)
See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments (Continued)
October 31, 2023
Shares	Description	Value
COMMON STOCKS SOLD SHORT (Continued)
	Leisure Products – (0.2)%
(9,344)	Hasbro, Inc.	$(421,882)
(29,850)	Mattel, Inc. (a)	(569,538)
(39,484)	Topgolf Callaway Brands Corp. (a)	(482,494)
		(1,473,914)
	Life Sciences Tools & Services – (0.3)%
(10,340)	Bruker Corp.	(589,380)
(5,581)	Revvity, Inc.	(462,386)
(39,939)	Sotera Health Co. (a)	(505,627)
(2,362)	Waters Corp. (a)	(563,408)
		(2,120,801)
	Machinery – (0.1)%
(23,973)	Energy Recovery, Inc. (a)	(364,390)
(5,969)	John Bean Technologies Corp.	(620,895)
		(985,285)
	Media – (1.3)%
(106,316)	DISH Network Corp., Class A (a)	(520,948)
(79,377)	Gray Television, Inc.	(517,538)
(19,987)	Interpublic Group of (The) Cos., Inc.	(567,631)
(31,088)	News Corp., Class A	(642,900)
(4,057)	Nexstar Media Group, Inc.	(568,305)
(73,889)	Omnicom Group, Inc.	(5,535,025)
(44,247)	Paramount Global, Class B	(481,407)
(30,171)	Thryv Holdings, Inc. (a)	(525,881)
		(9,359,635)
	Metals & Mining – (2.2)%
(229,617)	Alcoa Corp.	(5,887,380)
(14,898)	ATI, Inc. (a)	(562,698)
(412,208)	Barrick Gold Corp.	(6,587,084)
(72,124)	Eldorado Gold Corp. (a)	(779,660)
(58,957)	MAG Silver Corp. (a)	(590,160)
(6,094)	Materion Corp.	(590,996)
(33,341)	MP Materials Corp. (a)	(546,792)
(16,171)	Teck Resources Ltd., Class B	(571,483)
		(16,116,253)
	Oil, Gas & Consumable Fuels – (0.7)%
(7,591)	Chesapeake Energy Corp.	(653,433)
(15,318)	EQT Corp.	(649,177)
(39,895)	Golar LNG Ltd.	(894,845)
(5,691)	Gulfport Energy Corp. (a)	(703,465)
(93,535)	Kosmos Energy Ltd. (a)	(677,193)
(38,676)	Talos Energy, Inc. (a)	(599,478)
(18,205)	TC Energy Corp.	(627,162)
		(4,804,753)
	Passenger Airlines – (0.1)%
(43,409)	Sun Country Airlines Holdings, Inc. (a)	(565,185)
	Personal Care Products – (1.1)%
(104,346)	Beauty Health (The) Co. (a)	(422,601)
(174,826)	Coty, Inc., Class A (a)	(1,638,120)
(41,917)	Estee Lauder (The) Cos., Inc., Class A	(5,401,844)

See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments (Continued)
October 31, 2023
Shares	Description	Value
COMMON STOCKS SOLD SHORT (Continued)
	Personal Care Products (Continued)
(27,113)	Nu Skin Enterprises, Inc., Class A	$(514,876)
		(7,977,441)
	Pharmaceuticals – (0.6)%
(126,657)	Catalent, Inc. (a)	(4,355,734)
	Professional Services – (1.5)%
(101,694)	Alight, Inc., Class A (a)	(675,248)
(11,878)	CSG Systems International, Inc.	(556,603)
(32,634)	Equifax, Inc.	(5,533,747)
(3,454)	FTI Consulting, Inc. (a)	(733,146)
(8,280)	ManpowerGroup, Inc.	(579,352)
(6,502)	NV5 Global, Inc. (a)	(613,464)
(28,392)	Paycor HCM, Inc. (a)	(612,699)
(5,093)	Thomson Reuters Corp.	(610,549)
(8,246)	TransUnion	(361,835)
(33,590)	Verra Mobility Corp. (a)	(664,074)
		(10,940,717)
	Real Estate Management & Development – (0.1)%
(7,782)	CBRE Group, Inc., Class A (a)	(539,604)
(3,905)	Jones Lang LaSalle, Inc. (a)	(499,527)
		(1,039,131)
	Semiconductors & Semiconductor Equipment – (1.3)%
(8,145)	Diodes, Inc. (a)	(530,076)
(3,638)	First Solar, Inc. (a)	(518,233)
(10,716)	Impinj, Inc. (a)	(692,361)
(101,848)	Micron Technology, Inc.	(6,810,576)
(53,057)	Semtech Corp. (a)	(740,676)
(14,217)	Wolfspeed, Inc. (a)	(481,103)
		(9,773,025)
	Software – (0.8)%
(10,190)	Altair Engineering, Inc., Class A (a)	(633,003)
(2,155)	ANSYS, Inc. (a)	(599,650)
(14,017)	Appian Corp., Class A (a)	(553,111)
(76,360)	Enfusion, Inc., Class A (a)	(633,788)
(24,768)	Guidewire Software, Inc. (a)	(2,232,340)
(7,741)	InterDigital, Inc.	(582,510)
(21,605)	NCR Voyix Corp. (a)	(330,340)
		(5,564,742)
	Specialized REITs – (0.1)%
(54,898)	Outfront Media, Inc.	(535,805)
(13,257)	PotlatchDeltic Corp.	(568,062)
		(1,103,867)
	Specialty Retail – (0.9)%
(84,483)	Advance Auto Parts, Inc.	(4,395,651)
(107,365)	Victoria’s Secret & Co. (a)	(1,919,686)
		(6,315,337)
	Technology Hardware, Storage & Peripherals – (0.1)%
(16,460)	Western Digital Corp. (a)	(660,869)
See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments (Continued)
October 31, 2023
Shares	Description	Value
COMMON STOCKS SOLD SHORT (Continued)
	Textiles, Apparel & Luxury Goods – (0.5)%
(42,530)	Canada Goose Holdings, Inc. (a)	$(472,083)
(9,112)	Columbia Sportswear Co.	(672,466)
(22,441)	Gildan Activewear, Inc.	(637,549)
(128,579)	Hanesbrands, Inc.	(538,746)
(91,359)	Under Armour, Inc., Class A (a)	(625,809)
(34,548)	VF Corp.	(508,892)
		(3,455,545)
	Trading Companies & Distributors – (0.1)%
(5,430)	GATX Corp.	(567,869)
(5,257)	Herc Holdings, Inc.	(561,395)
		(1,129,264)
	Wireless Telecommunication Services – (0.1)%
(16,392)	Rogers Communications, Inc., Class B	(607,488)
(6,082)	United States Cellular Corp. (a)	(255,626)
		(863,114)
	Total Investments Sold Short – (30.4)%	(222,486,895)
	(Proceeds $252,256,074)
	Net Other Assets and Liabilities – 40.1%	293,528,532
	Net Assets – 100.0%	$731,882,330
Futures Contracts (See Note 2C - Futures Contracts in the Notes to Financial Statements):
Futures Contracts	Position	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)/ Value
Russell 2000 E-mini Futures	Short	129	Dec 2023	$ (10,761,180)	$496,275
S&P 500 E-mini Futures	Short	259	Dec 2023	(54,548,638)	3,872,082
				$(65,309,818)	$4,368,357

(a)	Non-income producing security.
(b)	This security or a portion of this security is segregated as collateral for investments sold short. At October 31, 2023, the segregated value of these securities amounts to $190,750,741.
(c)	This security is taxed as a “C” corporation for federal income tax purposes.

Abbreviations throughout the Portfolio of Investments:
ADR	– American Depositary Receipt

See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments (Continued)
October 31, 2023

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 10/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 635,838,505	$ 635,838,505	$ —	$ —
Exchange-Traded Funds*	19,856,953	19,856,953	—	—
Master Limited Partnerships*	5,145,235	5,145,235	—	—
Total Investments	660,840,693	660,840,693	—	—
Futures Contracts**	4,368,357	4,368,357	—	—
Total	$ 665,209,050	$ 665,209,050	$—	$—

LIABILITIES TABLE
	Total Value at 10/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks Sold Short*	$ (222,486,895)	$ (222,486,895)	$ —	$ —

*	See Portfolio of Investments for industry breakout.
**	Includes cumulative appreciation/depreciation on futures contracts as reported in the Futures Contracts table. Only the current day’s variation margin is presented on the Statement of Assets and Liabilities.
See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Statement of Assets and Liabilities
October 31, 2023
ASSETS:
Investments, at value	$ 660,840,693
Cash	37,241,567
Cash held at broker as collateral for open futures contracts	3,024,176
Restricted Cash	253,808,732
Receivables:
Investment securities sold	2,366,517
Dividends	465,848
Margin interest rebate	412,077
Reclaims	18,268
Total Assets	958,177,878
LIABILITIES:
Investments sold short, at value (proceeds $252,256,074)	222,486,895
Payables:
Fund shares redeemed	2,627,131
Investment advisory fees	595,328
Variation margin	438,635
Dividends on investments sold short	147,559
Total Liabilities	226,295,548
NET ASSETS	$731,882,330
NET ASSETS consist of:
Paid-in capital	$ 774,528,615
Par value	138,500
Accumulated distributable earnings (loss)	(42,784,785)
NET ASSETS	$731,882,330
NET ASSET VALUE, per share	$52.84
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	13,850,002
Investments, at cost	$660,732,035

See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Statement of Operations
For the Year Ended October 31, 2023
INVESTMENT INCOME:
Dividends	$ 12,477,262
Margin interest rebate	8,133,082
Interest	1,071,853
Margin interest income	193,983
Foreign withholding tax	(130,579)
Other	39
Total investment income	21,745,640
EXPENSES:
Investment advisory fees	6,212,134
Dividend expense on investments sold short	3,131,684
Margin interest expense	218,382
Total expenses	9,562,200
NET INVESTMENT INCOME (LOSS)	12,183,440
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(11,630,767)
In-kind redemptions	24,136,529
Futures contracts	(3,041,018)
Investments sold short	613,222
Net realized gain (loss)	10,077,966
Net change in unrealized appreciation (depreciation) on:
Investments	17,026,599
Futures contracts	2,145,153
Investments sold short	18,019,971
Net change in unrealized appreciation (depreciation)	37,191,723
NET REALIZED AND UNREALIZED GAIN (LOSS)	47,269,689
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 59,453,129
See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Statements of Changes in Net Assets
	Year Ended 10/31/2023	Year Ended 10/31/2022
OPERATIONS:
Net investment income (loss)	$ 12,183,440	$ 1,938,181
Net realized gain (loss)	10,077,966	19,456,397
Net change in unrealized appreciation (depreciation)	37,191,723	(36,459,915)
Net increase (decrease) in net assets resulting from operations	59,453,129	(15,065,337)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(11,138,147)	(701,300)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	358,122,265	184,437,643
Cost of shares redeemed	(199,319,719)	(73,660,960)
Net increase (decrease) in net assets resulting from shareholder transactions	158,802,546	110,776,683
Total increase (decrease) in net assets	207,117,528	95,010,046
NET ASSETS:
Beginning of period	524,764,802	429,754,756
End of period	$731,882,330	$524,764,802
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	10,750,002	8,550,002
Shares sold	7,100,000	3,700,000
Shares redeemed	(4,000,000)	(1,500,000)
Shares outstanding, end of period	13,850,002	10,750,002

See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Financial Highlights
For a share outstanding throughout each period
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$ 48.82	$ 50.26	$ 41.86	$ 41.67	$ 38.47
Income from investment operations:
Net investment income (loss)	0.96 (a)	0.19	(0.10)	0.05	0.39
Net realized and unrealized gain (loss)	3.93	(1.56)	8.63	0.25	3.23
Total from investment operations	4.89	(1.37)	8.53	0.30	3.62
Distributions paid to shareholders from:
Net investment income	(0.87)	(0.07)	(0.13)	(0.11)	(0.42)
Net asset value, end of period	$52.84	$48.82	$50.26	$41.86	$41.67
Total return (b)	10.09%	(2.74)%	20.41%	0.74%	9.49%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 731,882	$ 524,765	$ 429,755	$ 301,375	$ 245,867
Ratio of total expenses to average net assets (c)	1.46%	1.41%	1.36%	1.55%	1.60%
Ratio of total expenses to average net assets excluding dividend expense and margin interest expense (c)	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income (loss) to average net assets	1.86%	0.40%	(0.28)%	0.09%	1.03%
Portfolio turnover rate (d)	280%	223%	250%	250%	210%

(a)	Based on average shares outstanding.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund invests. This ratio does not include these indirect fees and expenses.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Notes to Financial Statements
First Trust Long/Short Equity ETF (FTLS)
October 31, 2023
1. Organization
First Trust Exchange-Traded Fund III (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of seventeen funds that are offering shares. This report covers the First Trust Long/Short Equity ETF (the “Fund”), a diversified series of the Trust, which trades under the ticker “FTLS” on the NYSE Arca, Inc. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
The investment objective of the Fund is to seek to provide investors with long-term total return. Under normal conditions, the Fund will expose at least 80% of its net assets (including investment borrowings) to U.S. exchange-listed equity securities and/or U.S. exchange-traded funds (“ETFs”) that provide exposure to U.S. exchange-listed equity securities. The Fund pursues its investment objective by establishing long and short positions in its portfolio of U.S. exchange-listed equity securities and ETFs. The Fund’s portfolio may include U.S. exchange-listed equity securities of non-U.S. issuers, including the securities of non-U.S. issuers traded on U.S. exchanges in the form of depositary receipts. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Common stocks, master limited partnerships (“MLPs”), exchange-traded funds and other equity securities listed on any national or foreign exchange (excluding Nasdaq, Inc (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Equity securities traded in an over-the-counter market are valued at the close price or the last trade price.
Exchange-traded futures contracts are valued at the end of the day settlement price.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to

Notes to Financial Statements (Continued)
First Trust Long/Short Equity ETF (FTLS)
October 31, 2023
obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
2)	the type of security;
3)	the size of the holding;
4)	the initial cost of the security;
5)	transactions in comparable securities;
6)	price quotes from dealers and/or third-party pricing services;
7)	relationships among various securities;
8)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
9)	an analysis of the issuer’s financial statements;
10)	the existence of merger proposals or tender offers that might affect the value of the security; and
11)	other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of October 31, 2023, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded daily on the accrual basis.
Distributions received from the Fund’s investments in real estate investment trusts (“REITs”) may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REITs’ fiscal year end. The Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
Distributions received from the Fund’s investments in MLPs generally are comprised of return of capital and investment income. The Fund records estimated return of capital and investment income based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.

Notes to Financial Statements (Continued)
First Trust Long/Short Equity ETF (FTLS)
October 31, 2023
C. Futures Contracts
The Fund may purchase or sell (i.e., is long or short) exchange-listed futures contracts to gain long or short exposure to broad based equity indexes. Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in “Net realized gain (loss) on futures contracts” on the Statement of Operations.
Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contracts are marked to market daily with the change in value recognized as a component of “Net change in unrealized appreciation (depreciation) on futures contracts” on the Statement of Operations. This daily fluctuation in the value of the contracts is also known as variation margin and is included in “Variation margin” payable or receivable on the Statement of Assets and Liabilities.
If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments.
Restricted cash segregated as collateral for futures contracts in the amount of $3,024,176 is shown as “Cash held at broker as collateral for open futures contracts” on the Statement of Assets and Liabilities.
D. Short Sales
Short sales are utilized for investment and risk management purposes and are transactions in which securities or other instruments (such as options, forwards, futures or other derivative contracts) are sold by the Fund, but are not currently owned in the Fund’s portfolio. When the Fund engages in a short sale, the Fund must borrow the security sold short and deliver the security to the counterparty. Short selling allows the Fund to profit from a decline in a market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. The Fund will pay a fee or premium to borrow the securities sold short and is obligated to repay the lenders of the securities. Any dividends or interest that accrues on the securities during the period of the loan are due to the lenders. A gain, limited to the price at which the security was sold short, or a loss, unlimited in size, will be recognized upon the termination of the short sale; which is affected by the Fund purchasing the security sold short and delivering the security to the lender. Any such gain or loss may be offset, completely or in part, by the change in the value of the long portion of the Fund’s portfolio. The Fund is subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.
The Fund has established an account with Pershing, LLC for the purpose of borrowing securities that the Fund intends to sell short. The Fund is charged interest on debit margin balances at a rate equal to the Overnight Bank Funding Rate (“OBFR”) plus 40 basis points and earns interest on credit margin balances at a rate equal to the OBFR less 30 basis points. With regard to securities held short, the Fund is credited a rebate equal to the market value of its short positions at a rate equal to the OBFR less 25 basis points. This rebate rate applies to easy to borrow securities. Securities that are hard to borrow may earn a rebate that is less than the foregoing or may be subject to a premium charge on a security by security basis. The different rebate rate is determined at the time of a short sale request. For the fiscal year ended October 31, 2023, the Fund had margin interest income of $193,983 and margin interest expense of $218,382, as shown on the Statement of Operations. Restricted cash in the amount of $253,808,732, as shown on the Statement of Assets and Liabilities, is associated with collateral at the broker as of October 31, 2023.
E. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid quarterly by the Fund, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which

Notes to Financial Statements (Continued)
First Trust Long/Short Equity ETF (FTLS)
October 31, 2023
arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by the Fund during the fiscal years ended October 31, 2023 and 2022, was as follows:
Distributions paid from:	2023	2022
Ordinary income	$11,138,147	$701,300
Capital gains	—	—
Return of capital	—	—
As of October 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$1,882,185
Accumulated capital and other gain (loss)	(70,054,634)
Net unrealized appreciation (depreciation)	25,387,664
F. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2020, 2021, 2022, and 2023 remain open to federal and state audit. As of October 31, 2023, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2023, for federal income tax purposes, the Fund had $70,054,634 of capital loss carryforwards available, to the extent provided by regulations, to offset future capital gains.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2023, the adjustments for the Fund were as follows:
Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
$241,435	$(23,937,617)	$23,696,182
As of October 31, 2023, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:
Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$417,334,491	$62,245,897	$(36,858,233)	$25,387,664

Notes to Financial Statements (Continued)
First Trust Long/Short Equity ETF (FTLS)
October 31, 2023
G. Expenses
Expenses, other than the investment advisory fee, dividend and interest expenses on investments sold short and other excluded expenses, are paid by the Advisor (See Note 3).
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Pursuant to the Investment Management Agreement, First Trust manages the investment of the Fund’s assets and is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, acquired fund fees and expenses, dividend expenses on investments sold short, and extraordinary expenses.
The annual unitary management fee payable by the Fund to First Trust for these services will be reduced at certain levels of the Fund’s net assets (“breakpoints”) and calculated pursuant to the schedule below:
Breakpoints
Fund net assets up to and including $2.5 billion	0.95000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.92625%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.90250%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.87875%
Fund net assets greater than $10 billion	0.85500%
First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee. In addition, the Fund incurs acquired fund fees and expenses. The total of the unitary management fee and acquired fund fees and expenses represents the Fund’s total annual operating expenses.
The Trust has multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BBH is responsible for custody of the Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for the Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended October 31, 2023, the cost of purchases and proceeds from sales of investments, excluding short term investments, investments sold short and in-kind transactions, were $1,667,722,919 and $1,659,726,652, respectively. The cost of purchases to cover short sales and the proceeds from short sales were $590,808,786 and $713,735,666, respectively.
For the fiscal year ended October 31, 2023, the cost of in-kind purchases and proceeds from in-kind sales were $344,197,853 and $196,247,725, respectively. The cost of in-kind purchases to cover short sales and the proceeds from in-kind short sales were $0 and $0, respectively.

Notes to Financial Statements (Continued)
First Trust Long/Short Equity ETF (FTLS)
October 31, 2023
5. Derivative Transactions
The following table presents the type of derivatives held by the Fund at October 31, 2023, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Futures contracts	Equity Risk	Unrealized appreciation on futures contracts*	$ 4,368,357	Unrealized depreciation on futures contracts*	$ —
*Includes cumulative appreciation/depreciation on futures contracts as reported in the Futures Contracts table. Only the current day’s variation margin is presented on the Statement of Assets and Liabilities.
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended October 31, 2023, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.
Statement of Operations Location
Equity Risk Exposure
Net realized gain (loss) on futures contracts	$(3,041,018)
Net change in unrealized appreciation (depreciation) on futures contracts	2,145,153
During the fiscal year ended October 31, 2023, the notional value of futures contracts opened and closed were $337,489,719 and $343,208,333, respectively.
The Fund does not have the right to offset financial assets and liabilities related to futures contracts on the Statement of Assets and Liabilities.
6. Creations, Redemptions and Transaction Fees
The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with the Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as “Creation Units.” Prior to the start of trading on every business day, the Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of the Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of the Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund’s shares at or close to the NAV per share of the Fund.
The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
The Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee

Notes to Financial Statements (Continued)
First Trust Long/Short Equity ETF (FTLS)
October 31, 2023
charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
7. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before February 28, 2025.
8. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
9. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there was the following subsequent event:
Pursuant to approval by the Trust’s Board of Trustees, The Bank of New York Mellon, 240 Greenwich Street, New York, New York, 10286, replaced Brown Brothers Harriman & Co. as the administrator, custodian, fund accountant and transfer agent on November 6, 2023.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund III:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of First Trust Long/Short Equity ETF (the “Fund”), one of the funds constituting the First Trust Exchange-Traded Fund III, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
December 22, 2023
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Long/Short Equity ETF (FTLS)
October 31, 2023 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
For the taxable year  ended October 31, 2023, the following percentage of income dividends paid by the Fund qualifies for the dividends received deduction available to corporations and is hereby designated as qualified dividend income:
Dividends Received Deduction	Qualified Dividend Income
67.92%	93.33%
A portion of the ordinary dividends (including short-term capital gains) that the Fund paid to shareholders during the taxable year ended October 31, 2023, may be eligible for the Qualified Business Income (QBI) Deduction under the Internal Revenue Code of 1986, as amended, section 199A for the aggregate dividends the Fund received from the underlying Real Estate Investment Trusts (REITs) it invests in.
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Defined Outcome Funds Risk. To the extent a fund’s investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying

Additional Information (Continued)
First Trust Long/Short Equity ETF (FTLS)
October 31, 2023 (Unaudited)
ETF may not be available, the enhanced returns that the fund seeks to provide (if any) may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor’s investment period. Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund’s share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period. Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index or Model Constituent Risk. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund’s shares.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.

Additional Information (Continued)
First Trust Long/Short Equity ETF (FTLS)
October 31, 2023 (Unaudited)
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. There is no assurance that any alternative reference rate, including the Secured Overnight Financing Rate (“SOFR”) will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Market risk is the risk that a particular security, or shares of a fund in general, may fall in value. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. In February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, and the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain fund investments as well as fund performance. The COVID-19 global pandemic and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets. While the U.S. has resumed “reasonably” normal business activity, many countries continue to impose lockdown measures. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. These events also adversely affect the prices and liquidity of a fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a fund’s shares and result in increased market volatility. During any such events, a fund’s shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on a fund’s shares may widen.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Operational Risk. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund’s ability to meet its investment objective. Although the funds and the funds’ investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
Preferred Securities Risk. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company’s capital structure in terms of priority to corporate income, subjecting them to greater credit risk than those debt securities. Generally, holders of preferred securities have no voting rights

Additional Information (Continued)
First Trust Long/Short Equity ETF (FTLS)
October 31, 2023 (Unaudited)
with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may obtain limited rights. In certain circumstances, an issuer of preferred securities may defer payment on the securities and, in some cases, redeem the securities prior to a specified date. Preferred securities may also be substantially less liquid than other securities, including common stock.
Valuation Risk. The valuation of certain securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. A fund may hold investments in sizes smaller than institutionally sized round lot positions (sometimes referred to as odd lots). However, third-party pricing services generally provide evaluations on the basis of institutionally-sized round lots. If a fund sells certain of its investments in an odd lot transaction, the sale price may be less than the value at which such securities have been held by the fund. Odd lots often trade at lower prices than institutional round lots. There is no assurance that the fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the fund.
NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE
Advisory Agreement
Board Considerations Regarding Approval of the Continuation of the Investment Management Agreement
The Board of Trustees of First Trust Exchange-Traded Fund III (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the First Trust Long/Short Equity ETF (the “Fund”).  The Board approved the continuation of the Agreement for a one-year period ending June 30, 2024 at a meeting held on June 4–5, 2023.  The Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements.  At meetings held on April 17, 2023 and June 4–5, 2023, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program.  The Board reviewed initial materials with the Advisor at the meeting held on April 17, 2023, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor.  Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 4–5, 2023 meeting, as well as at the June meeting.  The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from the Fund’s perspective.  The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement.  The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement.  The Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services.  The Board noted that the Fund is an actively-managed ETF and noted that the Advisor’s Alternatives Investment Team is responsible for the day-to-day management of the Fund’s investments.  The Board considered the background and experience of the members of the Alternatives Investment Team and noted the Board’s prior meetings with members of the Team.  The

Additional Information (Continued)
First Trust Long/Short Equity ETF (FTLS)
October 31, 2023 (Unaudited)
Board considered the Advisor’s statement that it applies the same oversight model internally with its Alternatives Investment Team as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review.  In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund.  Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 17, 2023 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex.  In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with its investment objective, policies and restrictions.
The Board considered the unitary fee rate schedule payable by the Fund under the Agreement for the services provided.  The Board considered that as part of the unitary fee the  Advisor is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any.  The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable.  Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point.  Based on the information provided, the Board noted that the unitary fee rate for the Fund was equal to the median total (net) expense ratio of the peer funds in the Expense Group.  With respect to the Expense Group, the Board, at the April 17, 2023 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, and different business models that may affect the pricing of services among ETF sponsors.  The Board took these limitations and differences into account in considering the peer data.  With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability.  In considering the unitary fee rate schedule overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund.  The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund.  The Board determined that this process continues to be effective for reviewing the Fund’s performance.  The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2022 to the performance of the funds in the Performance Universe and to that of a benchmark index.  Based on the information provided, the Board noted that the Fund outperformed the Performance Universe median for the one-, three- and five-year periods ended December 31, 2022, outperformed the benchmark index for the one-year period ended December 31, 2022 and underperformed the benchmark index for the three- and five-year periods ended December 31, 2022.
On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the Fund under the Agreement.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund at current asset levels and whether the Fund may benefit from any economies of scale.  The Board noted that the unitary fee rate schedule for the Fund includes breakpoints pursuant to which the unitary fee rate will be reduced as assets of the Fund meet certain thresholds.  The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Fund will increase during the next twelve months as the Advisor continues to build infrastructure and add new staff.  The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Fund.  The Board concluded that the unitary fee rate schedule for the Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels.  The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2022 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period.  The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable.  In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund.  The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP, and

Additional Information (Continued)
First Trust Long/Short Equity ETF (FTLS)
October 31, 2023 (Unaudited)
noted that the Advisor does not utilize soft dollars in connection with the Fund.  The Board also considered the Advisor’s compensation for fund reporting services provided to the Fund pursuant to a separate Fund Reporting Services Agreement, which is paid from the unitary fee.  The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund.  No single factor was determinative in the Board’s analysis.
Remuneration
First Trust Advisors L.P. (“First Trust”) is authorised and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of certain funds it manages, including First Trust Long/Short Equity ETF (the “Fund”), in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the “Directive”). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust’s interpretation of currently available regulatory guidance on remuneration disclosures.
During the year ended December 31, 2022, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Fund is $686,161. This figure is comprised of $44,335 paid (or to be paid) in fixed compensation and $641,826 paid (or to be paid) in variable compensation. There were a total of 26 beneficiaries of the remuneration described above. Those amounts include $129,218 paid (or to be paid) to senior management of First Trust Advisors L.P. and $556,943 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Fund (collectively, “Code Staff”).
Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust’s remuneration policy (the “Remuneration Policy”) which is determined and implemented by First Trust’s senior management. The Remuneration Policy reflects First Trust’s ethos of good governance and encapsulates the following principal objectives:
i. to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;
ii. to promote sound and effective risk management consistent with the risk profiles of the funds managed by First Trust; and
iii. to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the funds managed by First Trust in a manner that avoids conflicts of interest.
First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.
First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Fund.
The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.
No individual is involved in setting his or her own remuneration.

Board of Trustees and Officers
First Trust Long/Short Equity ETF (FTLS)
October 31, 2023 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Retired; Physician, Edward-Elmhurst Medical Group (2021 to September 2023); Physician and Officer, Wheaton Orthopedics (1990 to 2021)	254	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	Retired; President, ADM Investor Services, Inc. (Futures Commission Merchant) (2010 to July 2022)	254	Director, National Futures Association and ADMIS Singapore Ltd.; Formerly, Director of ADM Investor Services, Inc., ADM Investor Services International, ADMIS Hong Kong Ltd., and Futures Industry Association
Denise M. Keefe, Trustee (1964)	• Indefinite Term • Since 2021	Executive Vice President, Advocate Aurora Health and President, Advocate Aurora Continuing Health Division (Integrated Healthcare System)	254	Director and Board Chair of Advocate Home Health Services, Advocate Home Care Products and Advocate Hospice; Director and Board Chair of Aurora At Home (since 2018); Director of Advocate Physician Partners Accountable Care Organization; Director of RML Long Term Acute Care Hospitals; Director of Senior Helpers (since 2021); and Director of MobileHelp (since 2022)
Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	254	Formerly, Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (2018 to Present), Managing Director and Chief Operating Officer (2015 to 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	254	None
Bronwyn Wright, Trustee (1971)	• Indefinite Term • Since 2023	Independent Director to a number of Irish collective investment funds (2009 to Present); Various roles at international affiliates of Citibank (1994 to 2009), including Managing Director, Citibank Europe plc and Head of Securities and Fund Services, Citi Ireland (2007 to 2009)	229	None

Board of Trustees and Officers (Continued)
First Trust Long/Short Equity ETF (FTLS)
October 31, 2023 (Unaudited)
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INTERESTED TRUSTEE
James A. Bowen(1), Trustee and Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	254	None

Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since 2016	Managing Director and Chief Financial Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Derek D. Maltbie (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since 2023	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P., July 2021 to Present. Previously, Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P., 2014 to 2021.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.

Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.
(2)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Long/Short Equity ETF (FTLS)
October 31, 2023 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies.” For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website.  We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users.  The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on:  Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2023

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First Trust Exchange-Traded Fund III
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT*
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606
* Effective November 6, 2023, the Administrator, Custodian, Fund Accountant & Transfer Agent for First Trust Long/Short Equity ETF changed to The Bank of New York Mellon, 240 Greenwich Street, New York, New York, 10286.

First Trust Exchange-Traded Fund III
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Annual Report
For the Year Ended
October 31, 2023

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Annual Report
October 31, 2023
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or First Trust Global Portfolios Limited (“FTGP” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund III (the “Trust”) described in this report (First Trust Emerging Markets Local Currency Bond ETF; hereinafter referred to as the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of the Advisor and/or Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Annual Letter from the Chairman and CEO
October 31, 2023
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust Emerging Markets Local Currency Bond ETF (the “Fund”), which contains detailed information about the Fund for the twelve months ended October 31, 2023.
The Bureau of Economic Analysis recently announced that U.S. real gross domestic product (“GDP”) grew by a staggering 4.9% in the third quarter of 2023 and is now up 2.9% on a year-over-year basis from where it stood in the third quarter of 2022. The most recent quarter’s GDP data represents the fastest growth rate for any quarter since 2014. Consumer spending, which rose by 4.0% over the period, was responsible for 2.7 percentage points of the total increase in GDP. Whether the consumer can keep up this pace of spending remains to be seen, especially given recent news that excess savings from the pandemic-era stimulus have likely been depleted. From a global perspective, the International Monetary Fund (“IMF”) notes that progress in fighting inflation has led to lower economic growth. In their October 2023 publication of the World Economic Outlook, the IMF projected that the growth in world economic output is expected to slow from 3.5% in 2022 to 2.9% in 2024. The economic growth in advanced economies is projected to plummet from 2.6% in 2022 to 1.4% in 2024.
In the notes to their September 2023 meeting, the Federal Open Market Committee revealed that they may need to keep interest rates “higher for longer” as they continue to battle stubbornly high inflation. As many investors are likely aware, a higher Federal Funds target rate can have deep implications for consumers, such as driving up the cost of borrowing for homes, automobiles, and other large purchases. The American consumer has yet to feel the full weight of those burdens, in my opinion. That said, the data reveals a different story among corporate America. S&P Global Market Intelligence reported that a total of 516 U.S. corporations filed for bankruptcy protection on a year-to-date basis through September 30, 2023, up from a total of 263 corporate bankruptcy filings over the same period last year. Higher interest rates and Treasury bond yields have also sapped demand for commercial property loans. Data from Trepp, LLC, a leading provider of data and analytics to the commercial real estate and banking markets, revealed that just $28.2 billion of loans converted into commercial mortgage-backed securities have been issued in 2023, the lowest figure since 2011.
The financial markets battled a myriad of headwinds over the past year, from geopolitical uncertainty resulting from war (the conflicts between Israel and Hamas and Russia and Ukraine), to slowing global economic growth and sticky inflation. Brian Wesbury, Chief Economist at First Trust, notes that a U.S. economic recession is likely to begin at some point early next year. While calls for a recession may concern some investors, the following may offer solace. Data from Bloomberg reveals that the S&P 500® Index has posted positive total returns over the 3-year period following every recession since 1948.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
The First Trust Emerging Markets Local Currency Bond ETF’s (the “Fund”) investment objective is to seek maximum total return and current income. The Fund lists and principally trades its shares on Nasdaq, Inc. (“Nasdaq”) under the ticker symbol “FEMB.” Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in bonds, notes and bills issued or guaranteed by entities incorporated or domiciled in emerging market countries that are denominated in the local currency of the issuer. In implementing the Fund’s investment strategy, First Trust Global Portfolios Limited (the “Sub-Advisor”) seeks to provide current income and enhance capital, while minimizing volatility.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 10/31/23	5 Years Ended 10/31/23	Inception (11/4/14) to 10/31/23	5 Years Ended 10/31/23	Inception (11/4/14) to 10/31/23
Fund Performance
NAV	16.09%	-0.22%	-1.31%	-1.12%	-11.20%
Market Price	16.15%	-0.25%	-1.37%	-1.26%	-11.65%
Index Performance
Bloomberg Emerging Markets Local Currency Government - 10% Country Capped Index	10.64%	0.43%	-0.40%	2.19%	-3.57%
JP Morgan GBI-EM Global Diversified Index	13.50%	0.29%	-0.92%	1.46%	-7.97%
Total returns for the period since inception are calculated from the inception date of the Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint of the national best bid and offer price (“NBBO”) as of the time that the Fund’s NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund’s NAV is calculated.  Prior to January 1, 2019, the price used was the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund were listed for trading as of the time that the Fund’s NAV was calculated. Since shares of the Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future performance.

Fund Performance Overview (Unaudited) (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Industry Classification	% of Total Investments
Sovereigns	93.7%
Supranationals	6.3
Total	100.0%

Fund Allocation	% of Net Assets
Foreign Sovereign Bonds and Notes	93.6%
Net Other Assets and Liabilities(1)	6.4
Total	100.0%
Credit Quality(2)	% of Total Investments (including cash)
AAA	6.2%
AA	3.7
AA-	0.5
A+	1.0
A	18.3
A-	5.0
BBB+	11.0
BBB	25.0
BBB-	5.2
BB	21.8
B	0.2
Cash	2.1
Total	100.0%

Top Ten Holdings	% of Total Investments
Malaysia Government Bond, 3.89%, 8/15/29	5.8%
Indonesia Treasury Bond, 8.38%, 9/15/26	4.9
Brazil Notas do Tesouro Nacional, Series F, 10.00%, 1/01/31	4.8
Mexican Bonos, 7.50%, 6/03/27	4.8
Romania Government Bond, 6.70%, 2/25/32	4.7
Republic of South Africa Government Bond, 10.50%, 12/21/26	4.7
Indonesia Treasury Bond, 9.00%, 3/15/29	4.6
Republic of South Africa Government Bond, 8.25%, 3/31/32	4.1
Brazil Notas do Tesouro Nacional, Series F, 10.00%, 1/01/29	3.5
Colombian TES, 7.00%, 6/30/32	3.5
Total	45.4%

(1)	Includes forward foreign currency contracts.
(2)	The ratings are by S&P Global Ratings. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NSRO), of the creditworthiness of an issuer with respect to debt obligations. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher. “NR” indicates no rating. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

Fund Performance Overview (Unaudited) (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

(2)The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including S&P Global Ratings, Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

Portfolio Commentary
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Annual Report
October 31, 2023 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the First Trust Emerging Markets Local Currency Bond ETF (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Investment Sub-Advisor
First Trust Global Portfolios Limited (“FTGP”), an affiliate of First Trust, serves as investment sub-advisor to the Fund. Derek Fulton, Leonardo Da Costa and Anthony Beevers are the Fund’s portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund’s investment portfolio. Established in December 2011, FTGP is an SEC-registered investment advisor based in London. FTGP was established as a United Kingdom-based distributor, advisor and affiliate of First Trust and First Trust Portfolios L.P. and advises on global fixed income and currency portfolios. The global fixed income team at FTGP has experience in managing developing and emerging market fixed income portfolios for high profile European institutions.
Portfolio Management Team
Derek Fulton, Chief Executive Officer, FTGP
Leonardo Da Costa, Portfolio Manager, FTGP
Anthony Beevers, Portfolio Manager, FTGP
The portfolio managers are primarily responsible for the day-to-day management of the Fund. Each portfolio manager has managed the Fund since 2014, except for Anthony Beevers, who has served as a member of the portfolio management team since 2019.
Commentary
Market Recap
For the 12-month period ended October 31, 2023, Emerging Market Local Currency assets have delivered robust returns, driven by declining inflation in many emerging markets (“EMs”) and the initiation of policy rate easing by several EM central banks. The preceding period presented a more challenging environment and resulted in an attractive starting point for the asset class due to historically cheap valuations. Throughout the period, concerns persisted regarding the eventual terminal rate of U.S. Federal Reserve (the “Fed”) policy rates and the length of time that policy rates would remain restrictive. However, as many EMs exhibited relatively attractive yields, both on a nominal and inflation-adjusted basis, we saw bond markets in these countries perform well.
The JP Morgan GBI-EM Global Diversified Index (“JP Morgan Index”) returned 13.50% and the Bloomberg Emerging Market Local Currency Government - 10% Country Capped Index (“Bloomberg Index”) returned 10.64% over the period. The local currency bond component of the JP Morgan Index returned 9.36%, while the currency component returned 3.79%. Falling bond yields across the asset class drove the local currency bonds returns over the period as the yield on the JP Morgan Index fell 58 basis points (“bps”) to 6.85%. As a reference, 5-Year maturity U.S. Treasury bond yields rose 63 bps over the same period to 4.85%. Falling inflation expectations, the easing of supply chain issues and lower volatility were some of the reasons driving yields lower in EMs.
Changes in bond yields were varied across the universe of countries with pronounced declines in the Eastern European region, as yields fell following the aftermath of the Russia-Ukraine war. Conversely, several markets experienced increases as they grappled with higher inflation. Poland, Hungary, and Romania saw some of the largest falls in 10-Year maturity bond yields, closely followed by some of the Latin American countries like Colombia and Peru. On the contrary, there was a marked increase in yields in Turkey, which was dealing with soaring inflation and a currency crisis, and yields also rose in Israel, South Africa, and Mexico.
EM currency movements were also mixed over the period. The U.S. Dollar Index (“DXY”) initially declined in the first half of the 12-month period ended October 31, 2023, but showed some recovery as U.S. inflation persisted and the Fed maintained hawkish policy stance. Ultimately, the DXY finished the period 4.36% lower. There was some synchronicity between the currencies and their respective local bond markets’ performance. Eastern European currencies like the Hungarian Forint, Polish Zloty and Czech Koruna recovered from last year’s weak levels and in Latin America, both the Colombian Peso and Mexican Peso performed well. However, the Turkish Lira emerged as one of the worst performers during the period, followed by the Israeli Shekel.
On a regional basis, European EM countries outperformed during the period, rebounding from the weakness experienced last year following the Russian invasion of Ukraine. Latin America performed similarly well as many of the commodity producers continued to benefit from higher commodity prices. On average, Asia lagged the broader benchmark, and the worst performing region was the Middle East and Africa as South Africa and Egypt performed poorly.

Portfolio Commentary (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Annual Report
October 31, 2023 (Unaudited)
Performance Analysis
The Fund returned 16.09% on a net asset value (“NAV”) basis for the 12-month ended October 31, 2023, and the market price return was 16.15% during the same period. The JP Morgan Index returned 13.50% and the Bloomberg Index returned 10.64% for the same period.
The Fund outperformed both the JP Morgan Index and the Bloomberg Index over the period in a strong year for emerging market local currency bond assets. The primary driver of the Fund’s outperformance was the overweight allocations to the Latin American region, specifically from exposures to Colombia, Peru, and Brazil. The Fund successfully navigated the currency crisis that affected Egypt and Turkey by avoiding Egyptian securities and maintaining an underweight to Turkey. The primary negative contributors to the Fund’s relative performance versus the JP Morgan Index came from underweight exposures to Czechia, Mexico, and Malaysia.
The active management of the Fund’s currency exposures using derivatives on aggregate contributed positively to performance over the period. This was primarily driven by the foreign exchange forward exposure to the Colombian Peso, Mexican Peso and Hungarian Forint. The hedge positions in the Israeli Shekel and Indonesian Rupiah also added positively to returns. Negative contributions came from exposures to the South African Rand, Chinese Yuan, and Thai Baht.
The Fund’s most recent distribution was $0.1250 per share, and the 12-month Distribution rate was 5.57% on a NAV basis as of the October 31, 2023. The Fund’s assets were circa $126.5 million at the end of the period from circa $116.3 million last year.
Market and Fund Outlook
Throughout the 12-month period ended October 31, 2023, EM local currency bonds performed well on any suggestion that the Fed may be close to pausing their interest rate hiking cycle. We expect this trend to persist in the future. As inflationary pressures continue to subside and the near-term growth outlook for the United States moderates, we believe non-Dollar assets may continue to outperform in this environment.
Yields remain relatively high for the asset class and for many EM countries their inflation-adjusted yields, or real yields, are positive and exceed those seen in the United States. In our view, this higher carry, and the still cheap valuations available in EM currencies offer attractive opportunities for the asset class. We continue to believe that the Fund’s active management can take advantage of these cheaper valuations and lead to superior risk-adjusted returns over time.

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Understanding Your Fund Expenses
October 31, 2023 (Unaudited)
As a shareholder of the First Trust Emerging Markets Local Currency Bond ETF (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2023.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Actual	$1,000.00	$993.90	0.85%	$4.27
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	0.85%	$4.33

(a)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (May 1, 2023 through October 31, 2023), multiplied by 184/365 (to reflect the six-month period).

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Portfolio of Investments
October 31, 2023
Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)
FOREIGN SOVEREIGN BONDS AND NOTES – 93.6%
	Brazil – 10.4%
5,250,000	Brazil Notas do Tesouro Nacional, Series F (BRL)	10.00%	01/01/27	$1,007,235
22,200,000	Brazil Notas do Tesouro Nacional, Series F (BRL)	10.00%	01/01/29	4,142,729
31,000,000	Brazil Notas do Tesouro Nacional, Series F (BRL)	10.00%	01/01/31	5,648,547
13,500,000	Brazil Notas do Tesouro Nacional, Series F (BRL)	10.00%	01/01/33	2,415,508
				13,214,019
	Chile – 1.0%
905,000,000	Bonos de la Tesoreria de la Republica en Pesos (CLP)	4.50%	03/01/26	962,133
270,000,000	Bonos de la Tesoreria de la Republica en Pesos (CLP) (a) (b)	4.70%	09/01/30	269,435
				1,231,568
	Colombia – 4.7%
22,510,000,000	Colombian TES (COP)	7.00%	06/30/32	4,139,574
10,500,000,000	Colombian TES (COP)	7.25%	10/18/34	1,862,037
				6,001,611
	Czech Republic – 3.5%
55,840,000	Czech Republic Government Bond (CZK) (b)	2.40%	09/17/25	2,307,577
62,810,000	Czech Republic Government Bond (CZK)	2.00%	10/13/33	2,145,598
				4,453,175
	Hungary – 3.8%
973,000,000	Hungary Government Bond (HUF)	5.50%	06/24/25	2,591,402
650,000,000	Hungary Government Bond (HUF)	6.75%	10/22/28	1,745,468
194,500,000	Hungary Government Bond (HUF)	3.00%	08/21/30	419,147
				4,756,017
	India – 0.4%
40,000,000	India Government Bond (INR)	6.10%	07/12/31	443,895
	Indonesia – 15.4%
88,841,000,000	Indonesia Treasury Bond (IDR)	8.38%	09/15/26	5,790,465
80,322,000,000	Indonesia Treasury Bond (IDR)	9.00%	03/15/29	5,463,413
65,740,000,000	Indonesia Treasury Bond (IDR)	7.00%	09/15/30	4,104,849
51,250,000,000	Indonesia Treasury Bond (IDR)	8.38%	03/15/34	3,490,711
8,786,000,000	Indonesia Treasury Bond (IDR)	8.25%	05/15/36	595,960
				19,445,398
	Israel – 0.5%
2,400,000	Israel Government Bond - Fixed (ILS)	6.25%	10/30/26	626,974
	Malaysia – 12.6%
19,310,000	Malaysia Government Bond (MYR)	3.90%	11/30/26	4,070,381
12,520,000	Malaysia Government Bond (MYR)	3.73%	06/15/28	2,605,300
33,185,000	Malaysia Government Bond (MYR)	3.89%	08/15/29	6,915,161
12,365,000	Malaysia Government Bond (MYR)	2.63%	04/15/31	2,349,379
				15,940,221
	Mexico – 4.8%
110,870,000	Mexican Bonos (MXN)	7.50%	06/03/27	5,633,345
7,900,000	Mexican Bonos (MXN)	7.75%	05/29/31	382,003
				6,015,348

See Notes to Financial Statements

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)
FOREIGN SOVEREIGN BONDS AND NOTES (Continued)
	Peru – 2.8%
1,195,000	Peru Government Bond (PEN)	8.20%	08/12/26	$324,889
4,870,000	Peru Government Bond (PEN)	6.95%	08/12/31	1,236,415
8,150,000	Peru Government Bond (PEN)	6.90%	08/12/37	1,972,661
				3,533,965
	Philippines – 3.0%
226,000,000	Philippine Government International Bond (PHP)	6.25%	01/14/36	3,782,046
	Poland – 4.8%
10,605,000	Republic of Poland Government Bond (PLN)	2.75%	04/25/28	2,276,183
2,500,000	Republic of Poland Government Bond (PLN)	7.50%	07/25/28	646,725
18,080,000	Republic of Poland Government Bond (PLN)	1.75%	04/25/32	3,200,766
				6,123,674
	Romania – 4.6%
1,455,000	Romania Government Bond (RON)	4.75%	02/24/25	304,786
26,360,000	Romania Government Bond (RON)	6.70%	02/25/32	5,526,000
				5,830,786
	South Africa – 10.4%
99,660,000	Republic of South Africa Government Bond (ZAR)	10.50%	12/21/26	5,515,990
108,880,000	Republic of South Africa Government Bond (ZAR)	8.25%	03/31/32	4,804,741
48,820,000	Republic of South Africa Government Bond (ZAR)	8.88%	02/28/35	2,085,737
20,000,000	Republic of South Africa Government Bond (ZAR)	8.75%	01/31/44	756,647
				13,163,115
	Supranationals – 5.9%
100,000,000	African Development Bank (ZAR)	0.00% (c)	04/05/46	564,453
277,020,000	Asian Development Bank (INR)	6.20%	10/06/26	3,236,385
120,000,000	European Bank for Reconstruction & Development (INR)	6.30%	10/26/27	1,397,814
116,000,000	International Finance Corp. (INR)	6.30%	11/25/24	1,381,962
62,500,000	International Finance Corp. (MXN)	0.00% (c)	02/22/38	898,899
				7,479,513
	Thailand – 4.8%
11,350,000	Thailand Government Bond (THB)	2.65%	06/17/28	313,014
85,300,000	Thailand Government Bond (THB)	3.65%	06/20/31	2,456,251
72,500,000	Thailand Government Bond (THB)	3.35%	06/17/33	2,043,000
46,700,000	Thailand Government Bond (THB)	3.39%	06/17/37	1,283,994
				6,096,259
	Turkey – 0.2%
11,800,000	Turkey Government Bond (TRY)	10.60%	02/11/26	288,341

Total Investments – 93.6%	118,425,925
(Cost $131,241,973)
Net Other Assets and Liabilities – 6.4%	8,091,519
Net Assets – 100.0%	$126,517,444

See Notes to Financial Statements

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Portfolio of Investments (Continued)
October 31, 2023
Forward Foreign Currency Contracts
Settlement Date	Counterparty	Amount Purchased		Amount Sold		Purchase Value as of 10/31/2023	Sale Value as of 10/31/2023	Unrealized Appreciation/ (Depreciation)
11/21/23	BNS	BRL	11,100,000	USD	2,186,330	$2,196,088	$ 2,186,330	$ 9,758
11/21/23	BNS	CLP	825,000,000	USD	869,657	$ 920,810	869,657	51,153
11/21/23	BBH	CNH	23,000,000	USD	3,146,345	3,137,280	3,146,345	(9,065)
11/21/23	BNS	COP	19,600,000,000	USD	4,638,652	4,740,466	4,638,652	101,814
11/21/23	BBH	HUF	301,000,000	USD	818,367	829,958	818,367	11,591
11/21/23	BNS	INR	40,000,000	USD	480,169	480,222	480,169	53
11/21/23	BNS	KRW	1,450,000,000	USD	1,074,631	1,074,721	1,074,631	90
11/21/23	BBH	MXN	75,250,000	USD	4,174,155	4,160,476	4,174,155	(13,679)
11/21/23	BNS	PEN	7,800,000	USD	2,012,644	2,028,724	2,012,644	16,080
11/21/23	BNS	PHP	16,700,000	USD	294,377	294,308	294,377	(69)
11/21/23	BBH	ZAR	16,030,000	USD	853,091	858,627	853,091	5,536
11/21/23	BBH	USD	1,012,668	CZK	23,700,000	1,012,668	1,019,929	(7,261)
11/21/23	BNS	USD	5,831,108	IDR	91,700,000,000	5,831,108	5,771,931	59,177
11/21/23	BBH	USD	2,177,099	ILS	8,720,000	2,177,099	2,159,042	18,057
11/21/23	BBH	USD	726,901	PLN	3,050,000	726,901	723,936	2,965
11/21/23	BBH	USD	1,980,361	THB	72,000,000	1,980,361	2,006,549	(26,188)
Net Unrealized Appreciation / (Depreciation)								$220,012

(a)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., the Fund’s advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2023, securities noted as such amounted to $269,435 or 0.2% of net assets.
(b)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.
(c)	Zero coupon bond.

See Notes to Financial Statements

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Portfolio of Investments (Continued)
October 31, 2023
Currency Exposure Diversification	% of Total Investments (including cash)†
MYR	13.1%
BRL	12.8
ZAR	12.0
IDR	11.3
MXN	9.1
COP	8.9
INR	5.7
RON	5.3
HUF	4.7
PEN	4.6
PLN	4.6
THB	3.4
PHP	3.4
CZK	2.9
CNH	2.6
CLP	1.8
KRW	0.9
TRY	0.2
EUR	0.0*
ILS	(1.2)
USD	(6.1)
Total	100.0%

† The weightings include the impact of currency forwards.
* Amount is less than 0.1%

Abbreviations throughout the Portfolio of Investments
BBH	Brown Brothers Harriman and Co.
BNS	Bank of Nova Scotia
BRL	Brazilian Real
CLP	Chilean Peso
CNH	Chinese Yuan
COP	Colombian Peso
CZK	Czech Republic Koruna
EUR	Euro
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	Romanian New Leu
THB	Thai Baht
TRY	Turkish Lira
USD	United States Dollar
ZAR	South African Rand
See Notes to Financial Statements

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Portfolio of Investments (Continued)
October 31, 2023

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 10/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Foreign Sovereign Bonds and Notes*	$ 118,425,925	$ —	$ 118,425,925	$ —
Forward Foreign Currency Contracts**	276,274	—	276,274	—
Total	$ 118,702,199	$—	$ 118,702,199	$—

LIABILITIES TABLE
	Total Value at 10/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Forward Foreign Currency Contracts**	$ (56,262)	$ —	$ (56,262)	$ —

*	See Portfolio of Investments for country breakout.
**	See the Schedule of Forward Foreign Currency Contracts for contract and currency detail.

See Notes to Financial Statements

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Statement of Assets and Liabilities
October 31, 2023
ASSETS:
Investments, at value	$ 118,425,925
Cash	1,722,824
Foreign currency	1,053,300
Unrealized appreciation on forward foreign currency contracts	276,274
Receivables:
Investment securities sold	8,141,099
Interest	2,206,645
Reclaims	138,687
Miscellaneous	12,500
Fund shares sold	6,460
Total Assets	131,983,714
LIABILITIES:
Unrealized depreciation on forward foreign currency contracts	56,262
Due to broker	260,000
Payables:
Fund shares redeemed	4,037,383
Investment securities purchased	1,004,433
Investment advisory fees	93,623
Deferred foreign capital gains tax	14,569
Total Liabilities	5,466,270
NET ASSETS	$126,517,444
NET ASSETS consist of:
Paid-in capital	$ 182,576,774
Par value	47,000
Accumulated distributable earnings (loss)	(56,106,330)
NET ASSETS	$126,517,444
NET ASSET VALUE, per share	$26.92
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	4,700,002
Investments, at cost	$131,241,973
Foreign currency, at cost (proceeds)	$1,052,867
See Notes to Financial Statements

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Statement of Operations
For the Year Ended October 31, 2023
INVESTMENT INCOME:
Interest	$ 8,943,107
Foreign withholding tax	(175,003)
Other	2,033
Total investment income	8,770,137
EXPENSES:
Investment advisory fees	1,144,828
Total expenses	1,144,828
NET INVESTMENT INCOME (LOSS)	7,625,309
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(13,139,354)
Forward foreign currency contracts	1,201,801
Foreign currency transactions	(36,337)
Net realized gain (loss)	(11,973,890)
Net change in unrealized appreciation (depreciation) on:
Investments	20,580,413
Forward foreign currency contracts	471,800
Foreign currency translation	58,673
Deferred foreign capital gains tax	(6,324)
Net change in unrealized appreciation (depreciation)	21,104,562
NET REALIZED AND UNREALIZED GAIN (LOSS)	9,130,672
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 16,755,981

See Notes to Financial Statements

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Statements of Changes in Net Assets
	Year Ended 10/31/2023	Year Ended 10/31/2022
OPERATIONS:
Net investment income (loss)	$ 7,625,309	$ 10,573,692
Net realized gain (loss)	(11,973,890)	(54,957,196)
Net change in unrealized appreciation (depreciation)	21,104,562	(2,763,338)
Net increase (decrease) in net assets resulting from operations	16,755,981	(47,146,842)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(4,460,951)	—
Return of capital	(2,920,302)	(12,906,898)
Total distributions to shareholders	(7,381,253)	(12,906,898)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	72,964,504	48,914,060
Cost of shares redeemed	(72,153,261)	(131,758,936)
Net increase (decrease) in net assets resulting from shareholder transactions	811,243	(82,844,876)
Total increase (decrease) in net assets	10,185,971	(142,898,616)
NET ASSETS:
Beginning of period	116,331,473	259,230,089
End of period	$126,517,444	$116,331,473
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	4,750,002	8,100,002
Shares sold	2,600,000	1,550,000
Shares redeemed	(2,650,000)	(4,900,000)
Shares outstanding, end of period	4,700,002	4,750,002
See Notes to Financial Statements

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Financial Highlights
For a share outstanding throughout each period
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$ 24.49	$ 32.00	$ 34.36	$ 38.45	$ 36.11
Income from investment operations:
Net investment income (loss)	1.55 (a)	1.74	1.84	1.66	2.25
Net realized and unrealized gain (loss)	2.38	(7.55)	(2.25)	(3.72)	2.16
Total from investment operations	3.93	(5.81)	(0.41)	(2.06)	4.41
Distributions paid to shareholders from:
Net investment income	(0.91)	—	(1.48)	(0.04)	(1.94)
Return of capital	(0.59)	(1.70)	(0.47)	(1.99)	(0.13)
Total distributions	(1.50)	(1.70)	(1.95)	(2.03)	(2.07)
Net asset value, end of period	$26.92	$24.49	$32.00	$34.36	$38.45
Total return (b)	16.09%	(18.71)%	(1.53)%	(5.37)%	12.46%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 126,517	$ 116,331	$ 259,230	$ 180,385	$ 148,045
Ratio of total expenses to average net assets	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income (loss) to average net assets	5.65%	4.75%	4.55%	4.82%	4.91%
Portfolio turnover rate (c)	76%	43%	42%	59%	25%

(a)	Based on average shares outstanding.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2023
1. Organization
First Trust Exchange-Traded Fund III (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of seventeen funds that are offering shares. This report covers the First Trust Emerging Markets Local Currency Bond ETF (the “Fund”), a non-diversified series of the Trust, which trades under the ticker “FEMB” on Nasdaq, Inc. (“Nasdaq”). Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large specified blocks of shares called “Creation Units.”
The Fund is an actively managed exchange-traded fund. The investment objective of the Fund is to seek maximum total return and current income. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in bonds, notes and bills issued or guaranteed by entities incorporated or domiciled in emerging market countries that are denominated in the local currency of the issuer. There can be no assurance the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Corporate bonds, notes and other debt securities are fair valued on the basis of valuations provided by a third-party pricing service approved by the Advisor’s Pricing Committee, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific

Notes to Financial Statements (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2023
conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Forward foreign currency contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by a third-party pricing service.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the most recent price provided by a pricing service;
2)	the fundamental business data relating to the issuer, or economic data relating to the country of issue;
3)	an evaluation of the forces which influence the market in which these securities are purchased and sold;
4)	the type, size and cost of the security;
5)	the financial statements of the issuer/borrower, or the financial condition of the country of issue;
6)	the credit quality and cash flow of the issuer, or country of issue, based on the Advisor’s or external analysis;
7)	the information as to any transactions in or offers for the security;
8)	the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
9)	the coupon payments;
10)	the quality, value and salability of collateral, if any, securing the security;
11)	the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s management (for corporate debt only);
12)	the economic, political and social prospects/developments of the country of issue and the assessment of the country’s governmental leaders/officials (for sovereign debt only);
13)	the prospects for the issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only); and
14)	other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.

Notes to Financial Statements (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2023
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of October 31, 2023, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
C. Forward Foreign Currency Contracts
The Fund is subject to foreign currency risk in the normal course of pursuing its investment objective. Forward foreign currency contracts are agreements between two parties (“Counterparties”) to exchange one currency for another at a future date and at a specified price. The Fund uses forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund’s foreign currency exposure. These contracts are valued daily, and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in “Unrealized appreciation on forward foreign currency contracts” and “Unrealized depreciation on forward foreign currency contracts” on the Statement of Assets and Liabilities. The change in unrealized appreciation (depreciation) is included in “Net change in unrealized appreciation (depreciation) on forward foreign currency contracts” on the Statement of Operations. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or the cost of) the closing transaction and the Fund’s basis in the contract. This realized gain or loss is included in “Net realized gain (loss) on forward foreign currency contracts” on the Statement of Operations. Risks arise from the possible inability of Counterparties to meet the terms of their contracts and from movement in currency, securities values and interest rates. Due to the risks, the Fund could incur losses in excess of the net unrealized value shown on the Forward Foreign Currency Contracts table in the Portfolio of Investments. In the event of default by the Counterparty, the Fund will provide notice to the Counterparty of the Fund’s intent to convert the currency held by the Fund into the currency that the Counterparty agreed to exchange with the Fund. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.
D. Foreign Currency
The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are included in “Net change in unrealized appreciation (depreciation) on investments” on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are included in “Net realized gain (loss) on foreign currency transactions” on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statement of Operations.
E. Offsetting on the Statement of Assets and Liabilities
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statement of Assets and Liabilities and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or

Notes to Financial Statements (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2023
potential effect of offsetting arrangements on the Fund’s financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.
For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting arrangements (“MNAs”) or similar agreements on the Statement of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.
At October 31, 2023, derivative assets and liabilities (by type) on a gross basis are as follows:
Gross Amounts not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Amounts Received	Net Amount
Forward Foreign Currency Contracts*	$ 276,274	$ —	$ 276,274	$ (38,218)	$ —	$ 238,056
Gross Amounts not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Amounts Pledged	Net Amount
Forward Foreign Currency Contracts*	$ (56,262)	$ —	$ (56,262)	$ 38,218	$ —	$ (18,044)
* The respective Counterparties for each contract are disclosed in the Forward Foreign Currency Contracts table in the Portfolio of Investments.
F. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid monthly by the Fund, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by the Fund during the fiscal years ended October 31, 2023 and 2022, was as follows:
Distributions paid from:	2023	2022
Ordinary income	$4,460,951	$—
Capital gains	—	—
Return of capital	2,920,302	12,906,898

Notes to Financial Statements (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2023
As of October 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$—
Accumulated capital and other gain (loss)	(37,534,045)
Net unrealized appreciation (depreciation)	(18,572,285)
G. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2020, 2021, 2022, and 2023 remain open to federal and state audit. As of October 31, 2023, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2023, for federal income tax purposes, the Fund had $37,534,045 of capital loss carryforward available to the extent provided by regulations to offset future capital gains.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2023, the adjustments for the Fund were as follows:
Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
$(4,555,832)	$4,555,832	$—
As of October 31, 2023, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:
Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$137,141,048	$1,486,883	$(19,981,994)	$(18,495,111)
H. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (See Note 3).
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for supervising the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.

Notes to Financial Statements (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2023
First Trust is responsible for the expenses of the Fund including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, Rule 12b-1 distribution and service fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, and extraordinary expenses. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee. The annual unitary management fee payable by the Fund to First Trust for these services will be reduced at certain levels of the Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedule:
Breakpoints
Fund net assets up to and including $2.5 billion	0.85000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.82875%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.80750%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.78625%
Fund net assets greater than $10 billion	0.76500%
The Trust, on behalf of the Fund, and First Trust have retained First Trust Global Portfolios Limited (“FTGP” or the “Sub-Advisor”), an affiliate of First Trust, to serve as investment sub-advisor. In this capacity, FTGP is responsible for the selection and ongoing monitoring of the securities in the Fund’s investment portfolio. FTGP receives a sub-advisory fee equal to 40% of any remaining monthly unitary fee paid to the Advisor after the Fund’s average expenses accrued during the most recent twelve months are subtracted from the unitary fee for that month.
The Trust has multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BBH is responsible for custody of the Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for the Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended October 31, 2023, the cost of purchases and proceeds from sales of investments, excluding short term investments and in-kind transactions, were $99,963,323 and $95,626,513, respectively.
For the fiscal year ended October 31, 2023, the Fund had no in-kind transactions.
5. Derivative Transactions
The following table presents the type of derivatives held by the Fund at October 31, 2023, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Forward foreign currency contracts	Currency Risk	Unrealized appreciation on forward foreign currency contracts	$ 276,274	Unrealized depreciation on forward foreign currency contracts	$ 56,262

Notes to Financial Statements (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2023
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended October 31, 2023, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.
Statement of Operations Location
Currency Risk Exposure
Net realized gain (loss) on forward foreign currency contracts	$1,201,801
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	471,800
During the fiscal year ended October 31, 2023, the notional values of forward foreign currency contracts opened and closed were $822,413,879 and $820,414,604, respectively.
6. Creations, Redemptions and Transaction Fees
The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with the Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as “Creation Units.” Prior to the start of trading on every business day, the Fund publishes through the National Securities Clearing Corporation (“NSCC”) the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of the Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of the Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund’s shares at or close to the NAV per share of the Fund.
The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
The Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
7. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before February 28, 2025.

Notes to Financial Statements (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2023
8. Borrowings
The Trust, on behalf of the Fund, along with First Trust Series Fund and First Trust Exchange-Traded Fund IV has a $550 million Credit Agreement with The Bank of Nova Scotia (“Scotia”) as administrative agent for a group of lenders. Prior to March 1, 2023, the commitment amount was $305 million. Scotia charges a commitment fee of 0.25% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans, and an agency fee. First Trust allocates the commitment fee and agency fee amongst the funds that have access to the credit line. To the extent that the Fund accesses the credit line, there would also be an interest fee charged. The Fund did not have any borrowings outstanding during the fiscal year ended October 31, 2023.
9. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
10. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there was the following subsequent event:
Pursuant to approval by the Trust’s Board of Trustees, The Bank of New York Mellon, 240 Greenwich Street, New York, New York, 10286, replaced Brown Brothers Harriman & Co. as the administrator, custodian, fund accountant and transfer agent for FEMB on November 6, 2023.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund III:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of First Trust Emerging Markets Local Currency Bond ETF (the “Fund”), one of the funds constituting the First Trust Exchange-Traded Fund III, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
December 22, 2023
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2023 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Defined Outcome Funds Risk. To the extent a fund’s investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any) may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor’s investment period. Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund’s share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period. Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified

Additional Information (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2023 (Unaudited)
by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index or Model Constituent Risk. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund’s shares.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. There is no assurance that any alternative reference rate, including the Secured Overnight Financing Rate (“SOFR”) will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.

Additional Information (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2023 (Unaudited)
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Market risk is the risk that a particular security, or shares of a fund in general, may fall in value. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. In February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, and the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain fund investments as well as fund performance. The COVID-19 global pandemic and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets. While the U.S. has resumed “reasonably” normal business activity, many countries continue to impose lockdown measures. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. These events also adversely affect the prices and liquidity of a fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a fund’s shares and result in increased market volatility. During any such events, a fund’s shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on a fund’s shares may widen.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Operational Risk. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund’s ability to meet its investment objective. Although the funds and the funds’ investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
Preferred Securities Risk. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company’s capital structure in terms of priority to corporate income, subjecting them to greater credit risk than those debt securities. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may obtain limited rights. In certain circumstances, an issuer of preferred securities may defer payment on the securities and, in some cases, redeem the securities prior to a specified date. Preferred securities may also be substantially less liquid than other securities, including common stock.
Valuation Risk. The valuation of certain securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. A fund may hold investments in sizes smaller than institutionally sized round lot positions (sometimes referred to as odd lots). However, third-party pricing services generally provide evaluations on the basis of institutionally-sized round lots. If a fund sells certain of its investments in an odd lot transaction, the sale price may be less than the value at which such securities

Additional Information (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2023 (Unaudited)
have been held by the fund. Odd lots often trade at lower prices than institutional round lots. There is no assurance that the fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the fund.
NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE
Advisory Agreement
Board Considerations Regarding Approval of the Continuation of the Investment Management Agreement
The Board of Trustees of First Trust Exchange-Traded Fund III (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the First Trust Emerging Markets Local Currency Bond ETF (the “Fund”) and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Trust, on behalf of the Fund, the Advisor and First Trust Global Portfolios Ltd. (the “Sub-Advisor”).  The Board approved the continuation of the Agreements for a one-year period ending June 30, 2024 at a meeting held on June 4–5, 2023.  The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements.  At meetings held on April 17, 2023 and June 4–5, 2023, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor and the Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the sub-advisory fee as compared to fees charged to other clients of the Sub-Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”), and the Sub-Advisor (also an affiliate of the Advisor); and information on the Advisor’s and the Sub-Advisor’s compliance programs.  The Board reviewed initial materials with the Advisor at the meeting held on April 17, 2023, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor.  Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 4–5, 2023 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from the Fund’s perspective.  The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements.  The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements.  With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services.  The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of the Fund’s investments, including portfolio risk monitoring and performance review.  In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objective, policies and restrictions.  The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund.  Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 17,

Additional Information (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2023 (Unaudited)
2023 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex.  With respect to the Sub-Advisory Agreement, the Board noted that the Fund is an actively-managed ETF and the Sub-Advisor actively manages the Fund’s investments.  The Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to the Fund, including the Sub-Advisor’s day-to-day management of the Fund’s investments.  In considering the Sub-Advisor’s management of the Fund, the Board noted the background and experience of the Sub-Advisor’s portfolio management team, including the Board’s prior meetings with members of the portfolio management team.  In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objective, policies and restrictions.
The Board considered the unitary fee rate schedule payable by the Fund under the Advisory Agreement for the services provided.  The Board noted that the sub-advisory fee is paid by the Advisor from the unitary fee.  The Board considered that as part of the unitary fee the Advisor is responsible for the Fund’s expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Advisory Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any.  The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund (including ETFs) and non-fund clients, as applicable.  Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point.  Based on the information provided, the Board noted that the total (net) expense ratio for the Fund was above the median total (net) expense ratio of the peer funds in the Expense Group.  With respect to the Expense Group, the Board, at the April 17, 2023 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, including that the Expense Group contained both actively-managed ETFs and open-end mutual funds, and different business models that may affect the pricing of services among ETF sponsors.  The Board also noted that not all peer funds employ an advisor/sub-advisor management structure.  The Board took these limitations and differences into account in considering the peer data.  With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability.  In considering the unitary fee rate schedule overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund.  The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and the Sub-Advisor for the Fund.  The Board determined that this process continues to be effective for reviewing the Fund’s performance.  The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2022 to the performance of the funds in the Performance Universe and to that of a benchmark index.  Based on the information provided, the Board noted that the Fund outperformed the Performance Universe median and the benchmark index for the one-year period ended December 31, 2022 and underperformed the Performance Universe median and the benchmark index for the three- and five-year periods ended December 31, 2022.
On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund (out of which the Sub-Advisor is compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to the Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund at current asset levels and whether the Fund may benefit from any economies of scale.  The Board noted that the unitary fee rate schedule for the Fund includes breakpoints pursuant to which the unitary fee rate will be reduced as assets of the Fund meet certain thresholds.  The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Fund will increase during the next twelve months as the Advisor continues to build infrastructure and add new staff.  The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Fund.  The Board concluded that the unitary fee rate schedule for the Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels.  The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2022 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period.  The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the

Additional Information (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2023 (Unaudited)
Fund was not unreasonable.  In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund.  The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP.  The Board also considered the Advisor’s compensation for fund reporting services provided to the Fund pursuant to a separate Fund Reporting Services Agreement, which is paid from the unitary fee.  In addition, the Board considered information on the affiliations between the Advisor and the Sub-Advisor and noted the services provided by the Sub-Advisor to certain First Trust products in Europe.  The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
The Board considered the Sub-Advisor’s statements that expenses incurred in providing services to the Fund are of a fixed nature and that no economies of scale have been identified from the provision of services to the Fund.  The Board noted that the Advisor pays the Sub-Advisor from the unitary fee and that the sub-advisory fee will be reduced consistent with the breakpoints in the unitary fee rate schedule.  The Board did not review the profitability of the Sub-Advisor with respect to the Fund.  The Board concluded that the profitability analysis for the Advisor was more relevant.  The Board considered the potential indirect benefits to the Sub-Advisor from being associated with the Advisor and the Fund.  The Board noted that the Sub-Advisor does not have any soft dollar arrangements.  The Board concluded that the character and amount of potential indirect benefits to the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund.  No single factor was determinative in the Board’s analysis.
  Remuneration
First Trust Advisors L.P. (“First Trust”) is authorised and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of certain funds it manages, including First Trust Emerging Markets Local Currency Bond ETF (the “Fund”), in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the “Directive”). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust’s interpretation of currently available regulatory guidance on remuneration disclosures.
During the year ended December 31, 2022, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Fund is $97,535. This figure is comprised of $3,781 paid (or to be paid) in fixed compensation and $93,754 paid (or to be paid) in variable compensation. There were a total of 24 beneficiaries of the remuneration described above. Those amounts include $51,440 paid (or to be paid) to senior management of First Trust Advisors L.P. and $46,095 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Fund (collectively, “Code Staff”).
Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust’s remuneration policy (the “Remuneration Policy”) which is determined and implemented by First Trust’s senior management. The Remuneration Policy reflects First Trust’s ethos of good governance and encapsulates the following principal objectives:
i. to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;
ii. to promote sound and effective risk management consistent with the risk profiles of the funds managed by First Trust; and
iii. to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the funds managed by First Trust in a manner that avoids conflicts of interest.
First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.
First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Fund.
The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.
No individual is involved in setting his or her own remuneration.

Board of Trustees and Officers
First Trust Exchange-Traded Fund III
October 31, 2023 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Retired; Physician, Edward-Elmhurst Medical Group (2021 to September 2023); Physician and Officer, Wheaton Orthopedics (1990 to 2021)	254	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	Retired; President, ADM Investor Services, Inc. (Futures Commission Merchant) (2010 to July 2022)	254	Director, National Futures Association and ADMIS Singapore Ltd.; Formerly, Director of ADM Investor Services, Inc., ADM Investor Services International, ADMIS Hong Kong Ltd., and Futures Industry Association
Denise M. Keefe, Trustee (1964)	• Indefinite Term • Since 2021	Executive Vice President, Advocate Aurora Health and President, Advocate Aurora Continuing Health Division (Integrated Healthcare System)	254	Director and Board Chair of Advocate Home Health Services, Advocate Home Care Products and Advocate Hospice; Director and Board Chair of Aurora At Home (since 2018); Director of Advocate Physician Partners Accountable Care Organization; Director of RML Long Term Acute Care Hospitals; Director of Senior Helpers (since 2021); and Director of MobileHelp (since 2022)
Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	254	Formerly, Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (2018 to Present), Managing Director and Chief Operating Officer (2015 to 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	254	None
Bronwyn Wright, Trustee (1971)	• Indefinite Term • Since 2023	Independent Director to a number of Irish collective investment funds (2009 to Present); Various roles at international affiliates of Citibank (1994 to 2009), including Managing Director, Citibank Europe plc and Head of Securities and Fund Services, Citi Ireland (2007 to 2009)	229	None

Board of Trustees and Officers (Continued)
First Trust Exchange-Traded Fund III
October 31, 2023 (Unaudited)
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INTERESTED TRUSTEE
James A. Bowen(1), Trustee and Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	254	None

Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since 2016	Managing Director and Chief Financial Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Derek D. Maltbie (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since 2023	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P., July 2021 to Present. Previously, Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P., 2014 to 2021.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.

Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.
(2)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2023 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies.” For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website.  We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users.  The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on:  Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2023

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First Trust Exchange-Traded Fund III
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
First Trust Global Portfolios Limited
Floor 2
8 Angel Court
London EC2R 7HJ
England
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT*
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606
* Effective November 6, 2023, the Administrator, Custodian, Fund Accountant & Transfer Agent for First Trust Emerging Markets Local Currency Bond ETF changed to The Bank of New York Mellon, 240 Greenwich Street, New York, New York, 10286.

First Trust Exchange-Traded Fund III
First Trust RiverFront Dynamic Developed International ETF (RFDI)

First Trust RiverFront Dynamic Europe ETF (RFEU)

First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
Annual Report
For the Year Ended
October 31, 2023

First Trust Exchange-Traded Fund III
Annual Report
October 31, 2023

Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or RiverFront Investment Group, LLC (“RIG” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund III (the “Trust”) described in this report (each such series is referred to as a “Fund” and collectively, the “Funds”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Funds.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on each Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team(s) of the Funds, you may obtain an understanding of how the market environment affected each Fund’s performance. The statistical information that follows may help you understand each Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor and/or Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Exchange-Traded Fund III
Annual Letter from the Chairman and CEO
October 31, 2023
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust RiverFront Dynamic International ETFs (the “Funds”), which contains detailed information about the Funds for the twelve months ended October 31, 2023.
The Bureau of Economic Analysis recently announced that U.S. real gross domestic product (“GDP”) grew by a staggering 4.9% in the third quarter of 2023 and is now up 2.9% on a year-over-year basis from where it stood in the third quarter of 2022. The most recent quarter’s GDP data represents the fastest growth rate for any quarter since 2014. Consumer spending, which rose by 4.0% over the period, was responsible for 2.7 percentage points of the total increase in GDP. Whether the consumer can keep up this pace of spending remains to be seen, especially given recent news that excess savings from the pandemic-era stimulus have likely been depleted. From a global perspective, the International Monetary Fund (“IMF”) notes that progress in fighting inflation has led to lower economic growth. In their October 2023 publication of the World Economic Outlook, the IMF projected that the growth in world economic output is expected to slow from 3.5% in 2022 to 2.9% in 2024. The economic growth in advanced economies is projected to plummet from 2.6% in 2022 to 1.4% in 2024.
In the notes to their September 2023 meeting, the Federal Open Market Committee revealed that they may need to keep interest rates “higher for longer” as they continue to battle stubbornly high inflation. As many investors are likely aware, a higher Federal Funds target rate can have deep implications for consumers, such as driving up the cost of borrowing for homes, automobiles, and other large purchases. The American consumer has yet to feel the full weight of those burdens, in my opinion. That said, the data reveals a different story among corporate America. S&P Global Market Intelligence reported that a total of 516 U.S. corporations filed for bankruptcy protection on a year-to-date basis through September 30, 2023, up from a total of 263 corporate bankruptcy filings over the same period last year. Higher interest rates and Treasury bond yields have also sapped demand for commercial property loans. Data from Trepp, LLC, a leading provider of data and analytics to the commercial real estate and banking markets, revealed that just $28.2 billion of loans converted into commercial mortgage-backed securities have been issued in 2023, the lowest figure since 2011.
The financial markets battled a myriad of headwinds over the past year, from geopolitical uncertainty resulting from war (the conflicts between Israel and Hamas and Russia and Ukraine), to slowing global economic growth and sticky inflation. Brian Wesbury, Chief Economist at First Trust, notes that a U.S. economic recession is likely to begin at some point early next year. While calls for a recession may concern some investors, the following may offer solace. Data from Bloomberg reveals that the S&P 500® Index has posted positive total returns over the 3-year period following every recession since 1948.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Funds again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
First Trust RiverFront Dynamic Developed International ETF (RFDI)
The investment objective of First Trust RiverFront Dynamic Developed International ETF (the “Fund”) is to provide capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of equity securities of developed market companies, including through investments in common stock, depositary receipts, and common and preferred shares of real estate investment trusts (“REITs”), and forward foreign currency exchange contracts and currency spot transactions used to hedge the Fund’s exposure to the currencies in which the equity securities of such developed market companies are denominated (each, a “Developed Market currency” and, collectively, the “Developed Market currencies”). Developed market companies are those companies (i) whose securities are traded principally on a stock exchange in a developed market country, (ii) that have a primary business office in a developed market country, or (iii) that have at least 50% of their assets in, or derive at least 50% of their revenues or profits from, a developed market country. Developed market countries currently include the countries comprising the Morgan Stanley Capital International World Index or countries considered to be developed by the World Bank, the International Finance Corporation or the United Nations. Under normal market conditions, the Fund invests in at least three countries and at least 40% of its net assets in countries other than the United States. Shares of the Fund are listed on Nasdaq, Inc. under the ticker symbol “RFDI.”
The Fund utilizes a dynamic currency hedging strategy through the use of forward foreign currency exchange contracts and currency spot transactions to hedge up to 100% of the Fund’s currency exposure. As a result of this hedging strategy, the portion of the Fund’s portfolio securities which are subject to currency hedging transactions may vary widely, from 0% to 100% of the portfolio securities. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract, at a price set on the date of the contract. A forward foreign currency exchange contract may reduce the Fund’s exposure to changes in the value of the currency it will deliver and increase its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. The Fund  also may enter into currency spot transactions as part of its dynamic currency hedging strategy. A currency spot transaction is an agreement between two parties to buy or sell a specific currency for delivery on a date that is typically two business days from the date of the agreement, as opposed to a date set in the future. The underlying currencies of the forward foreign currency exchange contracts and currency spot transactions included in the Fund’s policy relating to the investment of at least 80% of its net assets (including investment borrowings) will be limited to Developed Market currencies.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 10/31/23	5 Years Ended 10/31/23	Inception (4/13/16) to 10/31/23	5 Years Ended 10/31/23	Inception (4/13/16) to 10/31/23
Fund Performance
NAV	13.03%	2.35%	3.59%	12.34%	30.47%
Market Price	13.40%	2.35%	3.61%	12.29%	30.69%
Index Performance
MSCI EAFE Index	14.40%	4.10%	4.84%	22.24%	42.89%
(See Notes to Fund Performance Overview on page 9.)

Fund Performance Overview (Unaudited) (Continued)
First Trust RiverFront Dynamic Developed International ETF (RFDI) (Continued)
Sector Allocation	% of Total Long-Term Investments
Financials	18.2%
Consumer Discretionary	13.3
Industrials	11.7
Health Care	10.3
Energy	8.5
Materials	8.3
Communication Services	7.4
Consumer Staples	7.2
Information Technology	5.4
Real Estate	5.2
Utilities	4.5
Total	100.0%

Fund Allocation	% of Net Assets
Common Stocks	99.3%
Net Other Assets and Liabilities	0.7
Total	100.0%
Top Ten Holdings	% of Total Long-Term Investments
Novartis AG	2.1%
TotalEnergies SE	2.0
Shell PLC	1.5
Mitsubishi UFJ Financial Group, Inc.	1.5
Novo Nordisk A.S., Class B	1.5
Nestle S.A.	1.4
Allianz SE	1.4
Unilever PLC	1.4
ASML Holding N.V.	1.4
BHP Group Ltd.	1.3
Total	15.5%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust RiverFront Dynamic Europe ETF (RFEU)
The investment objective of First Trust RiverFront Dynamic Europe ETF (the “Fund”) is to provide capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of equity securities of European companies, including through investments in common stock, depositary receipts, and common and preferred shares of real estate investment trusts (“REITs”), and forward foreign currency exchange contracts and currency spot transactions used to hedge the Fund’s exposure to the currencies in which the equity securities of such European companies are denominated (each, a “European currency” and, collectively, the “European currencies”). European companies are those companies (i) whose securities are traded principally on a stock exchange in a European country, (ii) that have a primary business office in a European country, or (iii) that have at least 50% of their assets in, or derive at least 50% of their revenues or profits from, a European country. The Fund considers a European country to be any member country of the European Union or any country included in the MSCI Europe Index. The Fund generally focuses its European company  investments in Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Luxembourg, the  Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and/or the United Kingdom. Shares of the Fund are listed on Nasdaq, Inc. under the ticker symbol “RFEU.”
The Fund utilizes a dynamic currency hedging strategy through the use of forward foreign currency exchange contracts and currency spot transactions to hedge up to 100% of the Fund’s currency exposure. As a result of this hedging strategy, the portion of the Fund’s portfolio securities which are subject to currency hedging transactions may vary widely, from 0% to 100% of the portfolio securities. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract, at a price set on the date of the contract. A forward foreign currency exchange contract may reduce the Fund’s exposure to changes in the value of the currency it will deliver and increase its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. The Fund also may enter into currency spot transactions as part of its dynamic currency hedging strategy. A currency spot transaction is an agreement between two parties to buy or sell a specific currency for delivery on a date that is typically two business days from the date of the agreement, as opposed to a date set in the future. The underlying currencies of the forward foreign currency exchange contracts and currency spot transactions included in the Fund’s policy relating to the investment of at least 80% of its net assets (including investment borrowings) will be limited to European currencies.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 10/31/23	5 Years Ended 10/31/23	Inception (4/13/16) to 10/31/23	5 Years Ended 10/31/23	Inception (4/13/16) to 10/31/23
Fund Performance
NAV	9.47%	2.71%	4.39%	14.33%	38.36%
Market Price	10.07%	2.84%	4.42%	15.02%	38.60%
Index Performance
MSCI Europe Index	15.74%	4.82%	5.02%	26.53%	44.70%
(See Notes to Fund Performance Overview on page 9.)

Fund Performance Overview (Unaudited) (Continued)
First Trust RiverFront Dynamic Europe ETF (RFEU) (Continued)
Sector Allocation	% of Total Long-Term Investments
Health Care	16.6%
Financials	14.7
Industrials	14.1
Consumer Discretionary	13.1
Consumer Staples	10.0
Energy	10.0
Communication Services	6.5
Information Technology	6.2
Utilities	5.1
Materials	2.8
Real Estate	0.9
Total	100.0%

Fund Allocation	% of Net Assets
Common Stocks	99.1%
Net Other Assets and Liabilities	0.9
Total	100.0%
Top Ten Holdings	% of Total Long-Term Investments
Nestle S.A.	4.3%
Novo Nordisk A.S., Class B	4.1
ASML Holding N.V.	3.7
Novartis AG	3.0
LVMH Moet Hennessy Louis Vuitton SE	2.9
TotalEnergies SE	2.8
Roche Holding AG	2.7
Shell PLC	2.4
Unilever PLC	2.2
Allianz SE	1.9
Total	30.0%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
The investment objective of First Trust RiverFront Dynamic Emerging Markets ETF (the “Fund”) is to provide capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of equity securities of emerging market companies, including through investments in common stock, depositary receipts, and common and preferred shares of real estate investment trusts (“REITs”), and forward foreign currency exchange contracts and currency spot transactions used to hedge the Fund’s exposure to the currencies in which the equity securities of such emerging market companies are denominated (each, an “Emerging Market currency” and, collectively, the “Emerging Market currencies”). The Fund considers an emerging market company to be one (i) domiciled or with a principal place of business or primary securities trading market in an emerging market country, or (ii) that derives a substantial portion of its total revenues or profits from emerging market countries. The Fund considers an emerging market country to be any country whose issuers are included in the Morgan Stanley Capital International Emerging Markets Index and/or those countries considered to be developing by the World Bank, the International Finance Corporation or the United Nations. The Fund generally focuses its emerging market company investments in Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Malaysia, Mexico, Morocco, Nigeria, Peru, the Philippines, Poland, Qatar, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey and/or the United Arab Emirates. Shares of the Fund are listed on Nasdaq, Inc. under the ticker symbol “RFEM.”
The Fund utilizes a dynamic currency hedging strategy through the use of forward foreign currency exchange contracts and currency spot transactions to hedge up to 100% of the Fund’s currency exposure. As a result of this hedging strategy, the portion of the Fund’s portfolio securities which are subject to currency hedging transactions may vary widely, from 0% to 100% of the portfolio securities. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract, at a price set on the date of the contract. A forward foreign currency exchange contract may reduce the Fund’s exposure to changes in the value of the currency it will deliver and increase its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. The Fund also may enter into currency spot transactions as part of its dynamic currency hedging strategy. A currency spot transaction is an agreement between two parties to buy or sell a specific currency for delivery on a date that is typically two business days from the date of the agreement, as opposed to a date set in the future. The underlying currencies of the forward foreign currency exchange contracts and currency spot transactions included in the Fund’s policy relating to the investment of at least 80% of its net assets (including investment borrowings) will be limited to Emerging Market currencies.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 10/31/23	5 Years Ended 10/31/23	Inception (6/14/16) to 10/31/23	5 Years Ended 10/31/23	Inception (6/14/16) to 10/31/23
Fund Performance
NAV	16.00%	2.41%	4.38%	12.63%	37.25%
Market Price	16.15%	2.44%	4.36%	12.80%	37.05%
Index Performance
MSCI Emerging Markets Index	10.80%	1.59%	4.32%	8.23%	36.60%
(See Notes to Fund Performance Overview on page 9.)

Fund Performance Overview (Unaudited) (Continued)
First Trust RiverFront Dynamic Emerging Markets ETF (RFEM) (Continued)
Sector Allocation	% of Total Long-Term Investments
Information Technology	26.7%
Financials	16.8
Materials	10.2
Consumer Discretionary	10.1
Industrials	9.0
Energy	6.9
Consumer Staples	5.9
Communication Services	5.2
Health Care	4.1
Utilities	3.6
Real Estate	1.5
Total	100.0%

Fund Allocation	% of Net Assets
Common Stocks	99.6%
Net Other Assets and Liabilities*	0.4
Total	100.0%

*	Includes forward foreign currency contracts.
Top Ten Holdings	% of Total Long-Term Investments
Taiwan Semiconductor Manufacturing Co., Ltd.	8.2%
Tencent Holdings Ltd.	3.7
Samsung Electronics Co., Ltd.	3.7
Alibaba Group Holding Ltd.	2.4
MediaTek, Inc.	2.0
ICICI Bank Ltd.	1.8
Vale S.A.	1.6
Tata Consultancy Services Ltd.	1.5
Petroleo Brasileiro S.A.	1.5
Hindustan Unilever Ltd.	1.4
Total	27.8%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Notes to Fund Performance Overview  (Unaudited)
Total returns for the periods since inception are calculated from the inception date of each Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
Each Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint of the national best bid and offer price (“NBBO”) as of the time that the Fund’s NAV is calculated. Under Securities and Exchange Commission rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund’s NAV is calculated. Prior to January 1, 2019,  the price used was the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund were listed for trading as of the time that the Fund’s NAV was calculated. Since shares of each Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund’s past performance is no guarantee of future performance.

Portfolio Commentary
First Trust Exchange-Traded Fund III
Annual Report
October 31, 2023 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust”) serves as the investment advisor to the First Trust RiverFront Dynamic Developed International ETF (“RFDI”), the First Trust RiverFront Dynamic Europe ETF (“RFEU”), and the First Trust RiverFront Dynamic Emerging Markets ETF (“RFEM”) (each a “Fund” and collectively, the “Funds”). First Trust is responsible for the ongoing monitoring of each Fund’s investment portfolio, managing each Fund’s business affairs and providing certain administrative services necessary for the management of each Fund.
Sub-Advisor
RiverFront Investment Group, LLC
RiverFront Investment Group, LLC (“RIG”) is an SEC-registered investment advisor located in Richmond, Virginia. It is majority owned by its employees, and Baird Financial Corporation is a minority owner of RiverFront Investment Holding Group, LLC. The firm provides asset management services to a series of global tactical asset allocation portfolios and registered investment companies, including mutual funds and exchange-traded products.
Portfolio Management Team
The following persons serve as portfolio managers of the Funds.
Adam Grossman, CFA, Portfolio Manager of RIG
Chris Konstantinos, CFA, Portfolio Manager of RIG
Each of the portfolio managers is primarily and jointly responsible for the day-to-day management of the Funds. Adam Grossman and Chris Konstantinos have managed the Funds since 2016.
Commentary
The 12-month period ended October 31, 2023 saw international equity markets lead U.S. equities. Chinese equities had the highest returns during the period, with a total return of 21.1%, as measured by the MSCI China Index. However, Developed International equities outpaced broad Emerging International equities during the same period, with total returns of 14.4% and 10.8%, respectively, as measured by the MSCI EAFE Index and the MSCI Emerging Markets Index. Both European and Japanese markets posted solid total returns, 15.7% and 16.8%, respectively, during the period, as measured by the MSCI Europe Index and the MSCI Japan Index. With a total return of 10.1%, U.S. large cap stocks trailed both Emerging and Developed International equities during the period, as measured by the S&P 500® Index.
From a style standpoint, Developed International value equities, as measured by the MSCI EAFE Value Index, outperformed broad Developed International equities with a total return of 19.0% for the same period, while Developed International Growth, as measured by the MSCI EAFE Growth Free Index, and Quality, as measured by the MSCI EAFE Quality Index, underperformed the broad EAFE Index, with respective total returns of 10.8% and 13.2%.
First Trust RiverFront Dynamic Developed International ETF (RFDI)
2023 Performance Review
     2023 Performance
RFDI Market	13.40%
RFDI NAV	13.03%
Benchmark: MSCI EAFE Index	14.40%
*Inception date 4/13/16
Fund-Level Attribution
For the 12-month period ended October 31, 2023, the Fund posted net asset value (“NAV”) and market price returns below the Benchmark’s (MSCI EAFE Index) return during the fiscal year.
Currency Hedging
The portfolio had three currency hedges to begin the 12-month period ended October 31, 2023: the British Pound, the Euro, and the Japanese Yen. The Pound was hedged through March 30, 2023, the Euro was hedged through December 30, 2022, and the Yen was hedged through January 3, 2023. All three hedges were detractors to the Fund’s performance during the period.

Portfolio Commentary (Continued)
First Trust Exchange-Traded Fund III
Annual Report
October 31, 2023 (Unaudited)
First Trust RiverFront Dynamic Europe ETF (RFEU)
2023 Performance Review
      2023 Performance
RFEU Market	10.07%
RFEU NAV	9.47%
Benchmark: MSCI Europe Index	15.74%
*Inception date 4/13/16
Fund-Level Attribution
For the 12-month period ended October 31, 2023, the Fund posted NAV and market price returns below the Benchmark (MSCI Europe Index) during the fiscal year.
Currency Hedging
The portfolio had two currency hedges to begin the fiscal year: the British Pound and the Euro. The Pound was hedged through March 30, 2023 and the Euro through December 30, 2022. Both hedges were detractors to the Fund’s performance during the period.
First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
2023 Performance Review
      2023 Performance
RFEM Market	16.15%
RFEM NAV	16.00%
Benchmark: MSCI Emerging Markets Index	10.80%
*Inception date 6/14/16
Fund-Level Attribution
For the 12-month period ended October 31, 2023, the Fund posted NAV and market price returns above the Benchmark’s (MSCI Emerging Markets Index) return during the period.
Currency Hedging
The portfolio had two currency hedges to begin the fiscal year: the Taiwan Dollar and the Korean Won. The Taiwan Dollar was hedged the entire period, while the Won was hedged through March 30, 2023. Both hedges were detractors to the Fund’s performance during the period.
Market Outlook
The 12-month period ended October 31, 2023 saw equity markets snap back after poor performance in 2022. Moving forward, in our view, we see markets trending towards a version of our “Base” Case, as described below.
In our view, we see three likely paths forward for the final quarter of 2023 and moving forward:
1.	Economic Growth: Slowing, but Positive/Inflation: Moderating, but Persistent (BASE CASE/MOST LIKELY OUTCOME)
•	In this scenario, interest rates must go higher to combat inflation. If this plays out, we believe equity investors should expect volatility but directionless markets, an environment where we believe the “Pay Attention To The Yield” theme (a focus on investments with strong yields and free cash flows to support them) would be the most effective strategy.
2.	Economic Growth: Resilient/Inflation: Under Control (BULL CASE)
•	Specifically, a recession or significant slowdown quickly emerges, causing inflation pressures to dissipate quickly. In this scenario, central banks would begin to forecast rate cuts and/or monetary stimulus. In this scenario, quality and growth-oriented equities would be the strongest performers, in our view. Additionally, international stocks would benefit from strong currencies, in our opinion.
3.	Economic Growth: Recessionary/Inflation: Strong (BEAR CASE)

Portfolio Commentary (Continued)
First Trust Exchange-Traded Fund III
Annual Report
October 31, 2023 (Unaudited)
•	The most challenging scenario is if we see high inflation and evidence of a recession, which would force central banks to continue to raise rates even in the face of a recession. In that scenario, in our view, bonds and stocks would perform poorly as long interest rates rise and economic and earnings growth fall.

First Trust Exchange-Traded Fund III
Understanding Your Fund Expenses
October 31, 2023 (Unaudited)
As a shareholder of First Trust RiverFront Dynamic Developed International ETF, First Trust RiverFront Dynamic Europe ETF or First Trust RiverFront Dynamic Emerging Markets ETF (each a “Fund” and collectively, the “Funds”), you incur two types of costs:  (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs (in U.S. dollars) of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2023.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust RiverFront Dynamic Developed International ETF (RFDI)
Actual	$1,000.00	$955.00	0.83%	$4.09
Hypothetical (5% return before expenses)	$1,000.00	$1,021.02	0.83%	$4.23
First Trust RiverFront Dynamic Europe ETF (RFEU)
Actual	$1,000.00	$920.00	0.83%	$4.02
Hypothetical (5% return before expenses)	$1,000.00	$1,021.02	0.83%	$4.23
First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
Actual	$1,000.00	$1,014.90	0.95%	$4.82
Hypothetical (5% return before expenses)	$1,000.00	$1,020.42	0.95%	$4.84

(a)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (May 1, 2023 through October 31, 2023), multiplied by 184/365 (to reflect the six-month period).

First Trust RiverFront Dynamic Developed International ETF (RFDI)
Portfolio of Investments
October 31, 2023
Shares	Description	Value
COMMON STOCKS (a) (b) – 99.3%
	Australia – 10.3%
43,974	ALS Ltd. (AUD) (c)	$300,952
48,926	BHP Group Ltd. (AUD) (c)	1,384,972
66,632	Charter Hall Group (AUD) (c)	369,140
190,430	Charter Hall Long Wale REIT (AUD) (c)	365,842
58,060	Coles Group Ltd. (AUD) (c)	563,512
4,214	Commonwealth Bank of Australia (AUD) (c)	259,228
54,166	Fortescue Metals Group Ltd. (AUD) (c)	770,556
67,510	Goodman Group (AUD) (c)	893,286
135,189	Harvey Norman Holdings Ltd. (AUD) (c)	316,000
50,109	Iluka Resources Ltd. (AUD)	230,135
242,831	Incitec Pivot Ltd. (AUD) (c)	423,906
15,684	JB Hi-Fi Ltd. (AUD) (c)	450,836
179,845	Medibank Pvt Ltd. (AUD) (c)	392,472
199,349	Metcash Ltd. (AUD) (c)	466,842
39,522	Nine Entertainment Co. Holdings Ltd. (AUD)	46,256
10,412	Rio Tinto Ltd. (AUD) (c)	777,757
35,483	Sonic Healthcare Ltd. (AUD) (c)	649,732
241,510	South32 Ltd. (AUD) (c)	516,683
195,337	Stockland (AUD) (c)	440,864
362,073	Vicinity Ltd. (AUD) (c)	392,173
171,011	Viva Energy Group Ltd. (AUD) (c) (d) (e)	307,943
25,812	Wesfarmers Ltd. (AUD) (c)	830,471
13,191	Woodside Energy Group Ltd. (AUD) (c)	287,297
		11,436,855
	Austria – 1.0%
65,308	Telekom Austria AG (EUR)	456,076
39,562	UNIQA Insurance Group AG (EUR) (c)	319,438
14,511	Wienerberger AG (EUR) (c)	351,557
		1,127,071
	Belgium – 0.3%
36,354	Proximus S.A.D.P. (EUR) (c)	301,321
	Bermuda – 0.2%
19,262	Orient Overseas International Ltd. (HKD) (c)	242,890
	Canada – 3.7%
29,196	ARC Resources Ltd. (CAD)	469,705
93,897	B2Gold Corp. (CAD)	300,633
11,693	Canadian Natural Resources Ltd. (CAD)	742,517
18,674	Emera, Inc. (CAD)	611,626
1,363	George Weston Ltd. (CAD)	147,844
14,023	Northland Power, Inc. (CAD)	197,085
23,084	Pembina Pipeline Corp. (CAD)	710,456
18,406	Suncor Energy, Inc. (CAD)	596,080
Shares	Description	Value

	Canada (Continued)
4,738	West Fraser Timber Co., Ltd. (CAD)	$319,762
		4,095,708
	Cayman Islands – 0.7%
150,500	CK Hutchison Holdings Ltd. (HKD) (c)	761,874
	Denmark – 2.3%
271	AP Moller - Maersk A.S., Class A (DKK) (c)	442,478
295	AP Moller - Maersk A.S., Class B (DKK) (c)	491,538
16,793	Novo Nordisk A.S., Class B (DKK) (c)	1,620,126
		2,554,142
	Finland – 0.7%
6,835	Elisa Oyj (EUR)	289,863
13,236	Orion Oyj, Class B (EUR) (c)	526,601
		816,464
	France – 8.7%
34,121	AXA S.A. (EUR) (c)	1,011,020
30,097	Carmila S.A. (EUR)	420,999
454	Christian Dior SE (EUR) (c)	313,891
10,679	Covivio S.A. (EUR) (c)	457,642
66,386	Credit Agricole S.A. (EUR) (c)	801,604
551	Hermes International SCA (EUR) (c)	1,028,070
13,665	La Francaise des Jeux SAEM (EUR) (c) (d) (e)	440,791
1,539	LVMH Moet Hennessy Louis Vuitton SE (EUR) (c)	1,101,817
33,312	Metropole Television S.A. (EUR) (c)	417,531
2,964	Sanofi (EUR) (c)	269,150
33,337	TotalEnergies SE (EUR) (c)	2,228,828
10,640	Vinci S.A. (EUR) (c)	1,176,511
		9,667,854
	Germany – 8.7%
6,515	Allianz SE (EUR) (c)	1,526,090
16,879	Bayer AG (EUR) (c)	729,317
9,194	Bayerische Motoren Werke AG (EUR) (c)	855,082
69,292	Deutsche Bank AG (EUR) (c)	762,527
63,015	Deutsche Telekom AG (EUR) (c)	1,367,657
23,402	DHL Group (EUR) (c)	913,696
64,719	E.ON SE (EUR) (c)	770,035
26,328	Fresenius SE & Co., KGaA (EUR) (c)	677,243
1,808	Hapag-Lloyd AG (EUR) (d) (e)	260,365
16,566	Mercedes-Benz Group AG (EUR) (c)	974,649
3,374	SAP SE (EUR) (c)	452,562

See Notes to Financial Statements

First Trust RiverFront Dynamic Developed International ETF (RFDI)
Portfolio of Investments (Continued)
October 31, 2023
Shares	Description	Value
COMMON STOCKS (a) (b) (Continued)
	Germany (Continued)
2,449	Siemens AG (EUR) (c)	$324,980
		9,614,203
	Greece – 0.8%
30,888	Eurobank Ergasias Services and Holdings S.A. (EUR) (c) (f)	50,487
23,320	Hellenic Telecommunications Organization S.A. (EUR) (c)	326,862
27,448	OPAP S.A. (EUR) (c)	464,922
		842,271
	Guernsey – 0.3%
10,539	Shurgard Self Storage Ltd. (EUR) (c)	394,419
	Hong Kong – 0.2%
26,718	AIA Group Ltd. (HKD) (c)	232,014
	Israel – 0.7%
11,367	First International Bank of Israel (The) Ltd. (ILS) (c)	386,931
80,138	ICL Group Ltd. (ILS) (c)	389,781
		776,712
	Italy – 3.8%
25,371	ACEA S.p.A. (EUR)	305,228
20,781	Azimut Holding S.p.A. (EUR) (c)	437,875
53,691	Banca Mediolanum S.p.A. (EUR) (c)	438,417
107,060	Banca Popolare di Sondrio S.p.A. (EUR)	583,393
61,184	Eni S.p.A. (EUR) (c)	1,000,215
93,460	Pirelli & C S.p.A. (EUR) (c) (d) (e)	416,391
59,675	Poste Italiane S.p.A. (EUR) (c) (d) (e)	590,797
85,462	Unipol Gruppo S.p.A. (EUR) (c)	462,997
		4,235,313
	Japan – 23.6%
32,900	Advantest Corp. (JPY) (c)	847,459
30,700	Bandai Namco Holdings, Inc. (JPY) (c)	636,058
27,500	Chugai Pharmaceutical Co., Ltd. (JPY) (c)	815,556
3,700	Disco Corp. (JPY) (c)	653,416
3,100	Fast Retailing Co., Ltd. (JPY) (c)	686,329
108,600	Honda Motor Co., Ltd. (JPY) (c)	1,113,017
8,000	Hoya Corp. (JPY) (c)	770,149
28,200	ITOCHU Corp. (JPY) (c)	1,015,793
740	Japan Metropolitan Fund Investment Corp. (JPY) (c)	477,557
42,600	Japan Tobacco, Inc. (JPY) (c)	991,680
30,800	KDDI Corp. (JPY) (c)	921,374
Shares	Description	Value

	Japan (Continued)
408	KDX Realty Investment Corp. (JPY) (c)	$425,539
9,900	Lawson, Inc. (JPY) (c)	478,432
26,500	Mitsubishi Corp. (JPY) (c)	1,235,312
193,200	Mitsubishi UFJ Financial Group, Inc. (JPY) (c)	1,620,783
16,700	Mitsui OSK Lines Ltd. (JPY) (c)	431,149
58,000	Mizuho Financial Group, Inc. (JPY) (c)	984,747
23,600	MS&AD Insurance Group Holdings, Inc. (JPY) (c)	864,717
15,750	Nintendo Co., Ltd. (JPY) (c)	650,703
698,300	Nippon Telegraph & Telephone Corp. (JPY) (c)	821,742
27,200	Nippon Yusen KK (JPY) (c)	665,509
8,400	Nissan Chemical Corp. (JPY) (c)	342,596
17,300	Niterra Co., Ltd. (JPY)	382,352
11,500	Nitto Denko Corp. (JPY) (c)	744,117
4,000	Obic Co., Ltd. (JPY) (c)	591,265
5,300	Oracle Corp., Japan (JPY) (c)	375,980
50,300	ORIX Corp. (JPY) (c)	914,773
34,100	Recruit Holdings Co., Ltd. (JPY) (c)	977,739
8,000	SCREEN Holdings Co., Ltd. (JPY) (c)	371,937
19,900	Sega Sammy Holdings, Inc. (JPY) (c)	311,228
32,000	Sekisui House Ltd. (JPY) (c)	626,648
11,700	Shinko Electric Industries Co., Ltd. (JPY) (c)	375,674
14,300	Shionogi & Co., Ltd. (JPY) (c)	665,874
40,700	SoftBank Corp. (JPY) (c)	460,190
600	Sojitz Corp. (JPY) (c)	12,459
29,000	Takeda Pharmaceutical Co., Ltd. (JPY) (c)	787,198
23,100	Tokyo Gas Co., Ltd. (JPY) (c)	518,760
20,800	USS Co., Ltd. (JPY) (c)	363,561
15,500	ZOZO, Inc. (JPY) (c)	294,729
		26,224,101
	Jersey – 0.4%
172,050	Man Group PLC (GBP) (c)	460,000
	Luxembourg – 0.4%
69,101	B&M European Value Retail S.A. (GBP) (c)	444,855
	Netherlands – 2.5%
2,519	ASML Holding N.V. (EUR) (c)	1,514,222
2,142	Ferrari N.V. (EUR) (c)	648,392
187,862	Koninklijke KPN N.V. (EUR) (c)	631,438
		2,794,052
	New Zealand – 0.8%
291,393	Genesis Energy Ltd. (NZD)	392,158

See Notes to Financial Statements

First Trust RiverFront Dynamic Developed International ETF (RFDI)
Portfolio of Investments (Continued)
October 31, 2023
Shares	Description	Value
COMMON STOCKS (a) (b) (Continued)
	New Zealand (Continued)
166,735	Spark New Zealand Ltd. (NZD) (c)	$484,052
		876,210
	Norway – 1.2%
31,961	Equinor ASA (NOK) (c)	1,071,435
9,039	Yara International ASA (NOK) (c)	295,774
		1,367,209
	Portugal – 0.6%
92,878	Navigator (The) Co., S.A. (EUR) (c)	369,733
73,224	NOS SGPS S.A. (EUR) (c)	267,678
		637,411
	Singapore – 0.8%
216,600	Keppel DC REIT (SGD)	267,358
143,300	Singapore Airlines Ltd. (SGD) (c)	639,872
		907,230
	Spain – 2.6%
132,185	Banco Bilbao Vizcaya Argentaria S.A. (EUR) (c)	1,039,930
17,438	Cia de Distribucion Integral Logista Holdings S.A. (EUR) (c)	428,194
37,055	Endesa S.A. (EUR) (c)	697,178
30,930	Inmobiliaria Colonial Socimi S.A. (EUR) (c)	173,526
32,398	Redeia Corp. S.A. (EUR) (c)	505,244
		2,844,072
	Sweden – 0.8%
4,501	Boliden AB (SEK) (c)	115,375
168,280	Telefonaktiebolaget LM Ericsson, Class B (SEK) (c)	753,849
		869,224
	Switzerland – 6.9%
33,655	ABB Ltd. (CHF) (c)	1,130,731
34,096	EFG International AG (CHF) (c)	409,743
2,763	Kuehne + Nagel International AG (CHF) (c)	745,081
14,713	Nestle S.A. (CHF) (c)	1,586,632
25,285	Novartis AG (CHF) (c)	2,367,171
2,057	Roche Holding AG (CHF) (c)	560,555
5,057	Sandoz Group AG (CHF) (f)	131,477
8,780	SGS S.A. (CHF) (c)	717,069
		7,648,459
	United Kingdom – 16.3%
37,078	3i Group PLC (GBP) (c)	874,210
14,533	Admiral Group PLC (GBP) (c)	431,815
Shares	Description	Value

	United Kingdom (Continued)
325,384	Airtel Africa PLC (GBP) (d) (e)	$448,088
5,829	AstraZeneca PLC (GBP) (c)	729,813
524,171	Barclays PLC (GBP) (c)	841,319
89,673	Barratt Developments PLC (GBP) (c)	452,239
24,072	Big Yellow Group PLC (GBP) (c)	279,960
55,828	BP PLC (GBP) (c)	340,887
33,367	British American Tobacco PLC (GBP) (c)	996,754
178,344	BT Group PLC (GBP) (c)	244,943
74,354	Evraz PLC (GBP) (c) (f) (g) (h)	0
36,709	Hargreaves Lansdown PLC (GBP) (c)	316,154
82,377	HSBC Holdings PLC (GBP) (c)	594,797
54,072	IG Group Holdings PLC (GBP) (c)	420,064
38,392	Imperial Brands PLC (GBP) (c)	817,910
31,680	Inchcape PLC (GBP) (c)	256,845
60,108	Investec PLC (GBP) (c)	334,677
120,320	J Sainsbury PLC (GBP) (c)	376,460
294,318	Legal & General Group PLC (GBP) (c)	758,312
32,796	Mondi PLC (GBP) (c)	530,492
77,278	National Grid PLC (GBP) (c)	921,384
275,015	NatWest Group PLC (GBP) (c)	598,382
35,072	Persimmon PLC (GBP) (c)	434,332
20,940	Rio Tinto PLC (GBP) (c)	1,335,983
42,783	Safestore Holdings PLC (GBP) (c)	356,019
50,459	Shell PLC (GBP) (c)	1,626,135
345,112	Taylor Wimpey PLC (GBP) (c)	466,124
32,049	Unilever PLC (GBP) (c)	1,517,862
199,117	Virgin Money UK PLC (GBP) (c)	361,751
46,954	Vistry Group PLC (GBP) (c)	404,712
		18,068,423
	Total Investments – 99.3%	110,240,357
	(Cost $112,223,060)
	Net Other Assets and Liabilities – 0.7%	748,614
	Net Assets – 100.0%	$110,988,971

(a)	Portfolio securities are categorized based upon their country of incorporation. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.
(b)	Securities are issued in U.S. dollars unless otherwise indicated in the security description.

See Notes to Financial Statements

First Trust RiverFront Dynamic Developed International ETF (RFDI)
Portfolio of Investments (Continued)
October 31, 2023
(c)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures approved by the Trust’s Board of Trustees and in accordance with provisions of the Investment Company Act of 1940 and rules thereunder, as amended. At October 31, 2023, securities noted as such are valued at $101,930,901 or 91.8% of net assets. Certain of these securities are fair valued using a factor provided by a third-party pricing service due to the change in value between the foreign markets’ close and the New York Stock Exchange close exceeding a certain threshold. On days when this threshold is not exceeded, these securities are typically valued at the last sale price on the exchange on which they are principally traded.
(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as amended (the “1933 Act”).
(e)	This security is exempt from registration upon resale under Rule 144A of the 1933 Act and may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(f)	Non-income producing security.
(g)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by First Trust Advisors L.P., the Fund’s advisor.
(h)	This security’s value was determined using significant unobservable inputs (see Note 2A – Portfolio Valuation in the Notes to Financial Statements).

Abbreviations throughout the Portfolio of Investments:
AUD	– Australian Dollar
CAD	– Canadian Dollar
CHF	– Swiss Franc
DKK	– Danish Krone
EUR	– Euro
GBP	– British Pound Sterling
HKD	– Hong Kong Dollar
ILS	– Israeli Shekel
JPY	– Japanese Yen
NOK	– Norwegian Krone
NZD	– New Zealand Dollar
SEK	– Swedish Krona
SGD	– Singapore Dollar
Currency Exposure Diversification	% of Total Investments
EUR	30.2%
JPY	23.8
GBP	17.2
AUD	10.4
CHF	6.9
CAD	3.7
DKK	2.3
NOK	1.3
HKD	1.1
SGD	0.8
NZD	0.8
SEK	0.8
ILS	0.7
Total	100.0%

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 10/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Australia	$ 11,436,855	$ 276,391	$ 11,160,464	$ —
Austria	1,127,071	456,076	670,995	—
Canada	4,095,708	4,095,708	—	—
Finland	816,464	289,863	526,601	—
France	9,667,854	420,999	9,246,855	—
Germany	9,614,203	260,365	9,353,838	—
Italy	4,235,313	888,621	3,346,692	—
Japan	26,224,101	382,352	25,841,749	—
New Zealand	876,210	392,158	484,052	—
Singapore	907,230	267,358	639,872	—
Switzerland	7,648,459	131,477	7,516,982	—
United Kingdom	18,068,423	448,088	17,620,335	—**
Other Country Categories*	15,522,466	—	15,522,466	—
Total Investments	$ 110,240,357	$ 8,309,456	$ 101,930,901	$—**

*	See Portfolio of Investments for country breakout.
**	Investment is valued at $0.
Level 3 investments are fair valued by the Advisor’s Pricing Committee and are footnoted in the Portfolio of Investments. All Level 3 values are based on unobservable inputs.

See Notes to Financial Statements

First Trust RiverFront Dynamic Europe ETF (RFEU)
Portfolio of Investments
October 31, 2023
Shares	Description	Value
COMMON STOCKS (a) (b) – 99.1%
	Australia – 0.8%
871	Rio Tinto Ltd. (AUD) (c)	$65,062
	Austria – 1.9%
1,521	OMV AG (EUR) (c)	66,708
3,392	Raiffeisen Bank International AG (EUR) (c) (d)	49,142
6,605	Telekom Austria AG (EUR)	46,126
		161,976
	Belgium – 0.3%
453	Cofinimmo S.A. (EUR) (c)	28,170
	Denmark – 6.9%
36	AP Moller - Maersk A.S., Class A (DKK) (c)	58,779
38	AP Moller - Maersk A.S., Class B (DKK) (c)	63,317
513	DSV A.S. (DKK) (c)	76,663
113	Genmab A.S. (DKK) (c) (d)	31,943
3,569	Novo Nordisk A.S., Class B (DKK) (c)	344,324
		575,026
	Finland – 1.0%
1,260	Orion Oyj, Class B (EUR) (c)	50,130
1,568	TietoEVRY oyj (EUR) (c)	32,896
		83,026
	France – 14.6%
841	Amundi S.A. (EUR) (c) (e) (f)	43,933
3,715	Carrefour S.A. (EUR) (c)	65,129
76	Christian Dior SE (EUR) (c)	52,546
339	Cie de Saint-Gobain S.A. (EUR) (c)	18,453
1,012	Covivio S.A. (EUR) (c)	43,369
319	Dassault Aviation S.A. (EUR) (c)	63,414
29	Hermes International SCA (EUR) (c)	54,109
443	Ipsen S.A. (EUR) (c)	52,359
1,298	La Francaise des Jeux SAEM (EUR) (c) (e) (f)	41,870
333	LVMH Moet Hennessy Louis Vuitton SE (EUR) (c)	238,405
7,524	Orange S.A. (EUR) (c)	88,498
2,047	Rexel S.A. (EUR) (c)	41,806
390	Sanofi (EUR) (c)	35,414
199	Sartorius Stedim Biotech (EUR) (c)	37,257
3,444	TotalEnergies SE (EUR) (c)	230,257
1,055	Vinci S.A. (EUR) (c)	116,656
		1,223,475
	Germany – 12.0%
675	Allianz SE (EUR) (c)	158,114
955	Bayerische Motoren Werke AG (EUR) (c)	88,819
Shares	Description	Value

	Germany (Continued)
552	Bayerische Motoren Werke AG (Preference Shares) (EUR) (c)	$46,936
804	Brenntag SE (EUR) (c)	59,787
3,993	Deutsche Telekom AG (EUR) (c)	86,663
2,439	DHL Group (EUR) (c)	95,227
1,669	Mercedes-Benz Group AG (EUR) (c)	98,194
674	Nemetschek SE (EUR) (c)	50,364
451	SAP SE (EUR) (c)	60,494
152	Sartorius AG (Preference Shares) (EUR) (c)	38,097
295	Siemens AG (EUR) (c)	39,146
1,002	Talanx AG (EUR) (c)	63,145
18,129	Telefonica Deutschland Holding AG (EUR) (c)	30,821
528	Volkswagen AG (Preference Shares) (EUR) (c)	55,995
309	Wacker Chemie AG (EUR) (c)	37,921
		1,009,723
	Greece – 1.0%
6,321	National Bank of Greece S.A. (EUR) (c) (d)	36,203
2,979	OPAP S.A. (EUR) (c)	50,459
		86,662
	Israel – 0.4%
1,068	First International Bank of Israel (The) Ltd. (ILS) (c)	36,355
	Italy – 5.1%
31,137	A2A S.p.A. (EUR) (c)	58,444
2,259	Azimut Holding S.p.A. (EUR) (c)	47,599
15,771	BPER Banca (EUR) (c)	51,321
17,219	Enel S.p.A. (EUR) (c)	109,299
7,220	Eni S.p.A. (EUR) (c)	118,030
15,324	Hera S.p.A. (EUR) (c)	43,108
		427,801
	Jersey – 1.5%
2,801	Experian PLC (GBP) (c)	84,979
16,355	Man Group PLC (GBP) (c)	43,727
		128,706
	Luxembourg – 0.6%
8,106	B&M European Value Retail S.A. (GBP) (c)	52,184
	Netherlands – 5.5%
505	ASML Holding N.V. (EUR) (c)	303,566
126	Ferrari N.V. (EUR) (c)	38,141
686	OCI N.V. (EUR) (c)	15,984
771	Wolters Kluwer N.V. (EUR) (c)	98,924
		456,615

See Notes to Financial Statements

First Trust RiverFront Dynamic Europe ETF (RFEU)
Portfolio of Investments (Continued)
October 31, 2023
Shares	Description	Value
COMMON STOCKS (a) (b) (Continued)
	Norway – 1.8%
3,239	Equinor ASA (NOK) (c)	$108,582
1,264	Yara International ASA (NOK) (c)	41,360
		149,942
	Portugal – 1.1%
3,849	Galp Energia SGPS S.A. (EUR) (c)	57,946
7,702	Navigator (The) Co., S.A. (EUR) (c)	30,660
		88,606
	Spain – 5.8%
4,381	Acerinox S.A. (EUR) (c)	42,683
14,713	Banco Bilbao Vizcaya Argentaria S.A. (EUR) (c)	115,751
1,943	Cia de Distribucion Integral Logista Holdings S.A. (EUR) (c)	47,711
3,417	Endesa S.A. (EUR) (c)	64,290
1,549	Grupo Catalana Occidente S.A. (EUR)	49,580
9,332	NH Hotel Group S.A. (EUR) (d)	38,065
3,110	Redeia Corp. S.A. (EUR) (c)	48,500
20,833	Telefonica S.A. (EUR) (c)	80,470
		487,050
	Sweden – 1.6%
686	Evolution AB (SEK) (c) (e) (f)	61,127
15,355	Telefonaktiebolaget LM Ericsson, Class B (SEK) (c)	68,786
		129,913
	Switzerland – 15.1%
253	Kuehne + Nagel International AG (CHF) (c)	68,225
3,295	Nestle S.A. (CHF) (c)	355,329
2,662	Novartis AG (CHF) (c)	249,215
74	Partners Group Holding AG (CHF) (c)	78,356
857	Roche Holding AG (CHF) (c)	220,857
222	Roche Holding AG (CHF) (c)	60,498
532	Sandoz Group AG (CHF) (d)	13,831
655	SGS S.A. (CHF) (c)	53,494
135	Swiss Life Holding AG (CHF) (c)	86,708
133	Swisscom AG (CHF) (c)	79,692
		1,266,205
	United Kingdom – 22.1%
4,263	3i Group PLC (GBP) (c)	100,511
2,056	Admiral Group PLC (GBP) (c)	61,089
754	AstraZeneca PLC (GBP) (c)	94,404
7,544	Auto Trader Group PLC (GBP) (c) (e) (f)	57,065
Shares	Description	Value

	United Kingdom (Continued)
8,582	Barratt Developments PLC (GBP) (c)	$43,281
8,471	BP PLC (GBP) (c)	51,724
4,054	British American Tobacco PLC (GBP) (c)	121,103
49,157	BT Group PLC (GBP) (c)	67,514
703	Diageo PLC (GBP) (c)	26,585
3,233	Dunelm Group PLC (GBP)	38,333
44,089	Evraz PLC (GBP) (c) (d) (g) (h)	0
8,442	GSK PLC (GBP) (c)	150,494
4,640	Hargreaves Lansdown PLC (GBP) (c)	39,962
11,328	HSBC Holdings PLC (GBP) (c)	81,793
2,595	Intermediate Capital Group PLC (GBP) (c)	41,315
1,046	Intertek Group PLC (GBP) (c)	48,716
8,316	National Grid PLC (GBP) (c)	99,151
515	Next PLC (GBP) (c)	43,179
9,339	OSB Group PLC (GBP) (c)	34,097
3,896	RELX PLC (GBP) (c)	136,078
6,080	Shell PLC (GBP) (c)	195,939
37,009	Taylor Wimpey PLC (GBP) (c)	49,986
26,638	Tesco PLC (GBP) (c)	87,414
3,790	Unilever PLC (GBP) (c)	179,497
		1,849,230
	Total Investments – 99.1%	8,305,727
	(Cost $9,293,652)
	Net Other Assets and Liabilities – 0.9%	77,665
	Net Assets – 100.0%	$8,383,392

(a)	Portfolio securities are categorized based upon their country of incorporation. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.
(b)	Securities are issued in U.S. dollars unless otherwise indicated in the security description.
(c)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures approved by the Trust’s Board of Trustees and in accordance with provisions of the Investment Company Act of 1940 and rules thereunder, as amended. At October 31, 2023, securities noted as such are valued at $8,119,792 or 96.9% of net assets. Certain of these securities are fair valued using a factor provided by a third-party pricing service due to the change in value between the foreign markets’ close and the New York Stock Exchange close exceeding a certain threshold. On days when this threshold is not exceeded, these securities are typically valued at the last sale price on the exchange on which they are principally traded.
(d)	Non-income producing security.
(e)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as amended (the “1933 Act”).

See Notes to Financial Statements

First Trust RiverFront Dynamic Europe ETF (RFEU)
Portfolio of Investments (Continued)
October 31, 2023
(f)	This security is exempt from registration upon resale under Rule 144A of the 1933 Act and may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(g)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by First Trust Advisors L.P., the Fund’s advisor.
(h)	This security’s value was determined using significant unobservable inputs (see Note 2A – Portfolio Valuation in the Notes to Financial Statements).

Abbreviations throughout the Portfolio of Investments:
AUD	– Australian Dollar
CHF	– Swiss Franc
DKK	– Danish Krone
EUR	– Euro
GBP	– British Pound Sterling
ILS	– Israeli Shekel
NOK	– Norwegian Krone
SEK	– Swedish Krona

Currency Exposure Diversification	% of Total Investments
EUR	48.8%
GBP	24.4
CHF	15.3
DKK	6.9
NOK	1.8
SEK	1.6
AUD	0.8
ILS	0.4
Total	100.0%

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 10/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Austria	$ 161,976	$ 46,126	$ 115,850	$ —
Spain	487,050	87,645	399,405	—
Switzerland	1,266,205	13,831	1,252,374	—
United Kingdom	1,849,230	38,333	1,810,897	—**
Other Country Categories*	4,541,266	—	4,541,266	—
Total Investments	$ 8,305,727	$ 185,935	$ 8,119,792	$—**

*	See Portfolio of Investments for country breakout.
**	Investment is valued at $0.
Level 3 investments are fair valued by the Advisor’s Pricing Committee and are footnoted in the Portfolio of Investments. All Level 3 values are based on unobservable inputs.

See Notes to Financial Statements

First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
Portfolio of Investments
October 31, 2023
Shares	Description	Value
COMMON STOCKS (a) (b) – 99.6%
	Bermuda – 2.2%
256,000	COSCO SHIPPING Ports Ltd. (HKD) (c)	$154,443
357,500	Luye Pharma Group Ltd. (HKD) (c) (d) (e) (f)	173,211
17,500	Orient Overseas International Ltd. (HKD) (c)	220,671
350,000	Skyworth Group Ltd. (HKD) (c)	126,471
		674,796
	Brazil – 11.7%
29,720	Allos SA (BRL)	134,990
33,858	Banco do Brasil S.A. (BRL)	324,696
51,170	BB Seguridade Participacoes S.A. (BRL)	312,191
46,799	Fleury S.A. (BRL)	139,142
29,120	Gerdau S.A. (BRL)	115,862
38,972	Gerdau S.A. ADR	169,139
74,292	JBS S.A. (BRL)	295,149
62,318	Petroleo Brasileiro S.A. (BRL)	467,717
20,606	Petroleo Brasileiro S.A., ADR	309,090
22,508	Petroleo Brasileiro S.A., ADR	311,286
31,906	Suzano S.A. (BRL)	326,353
37,266	Vale S.A. (BRL)	510,012
20,216	Vale S.A., ADR	277,161
		3,692,788
	Cayman Islands – 11.3%
73,372	Alibaba Group Holding Ltd. (HKD) (c) (d)	755,371
24,058	ANTA Sports Products Ltd. (HKD) (c)	272,084
257,000	China Feihe Ltd. (HKD) (c) (e) (f)	159,693
111,000	China Medical System Holdings Ltd. (HKD) (c)	177,500
150,000	CIMC Enric Holdings Ltd. (HKD) (c)	127,304
152,000	Dongyue Group Ltd. (HKD) (c)	121,076
280,000	Fufeng Group Ltd. (HKD) (c)	145,424
12,226	Meituan, Class B (HKD) (c) (d) (e) (f)	173,304
325	PDD Holdings, Inc. (d)	32,961
57,600	Pop Mart International Group Ltd. (HKD) (c) (e) (f)	159,005
31,633	Tencent Holdings Ltd. (HKD) (c)	1,170,698
169,000	Topsports International Holdings, Ltd. (HKD) (c) (e) (f)	142,119
102,454	Wisdom Marine Lines Co., Ltd. (TWD) (c)	132,292
		3,568,831
	Chile – 3.3%
2,889,144	Banco de Chile (CLP) (c)	296,761
2,863,354	Cia Sud Americana de Vapores S.A. (CLP) (c)	159,002
Shares	Description	Value

	Chile (Continued)
83,342	Empresas CMPC S.A. (CLP)	$148,991
2,381,247	Enel Chile S.A. (CLP) (c)	140,941
13,094,745	Norte Grande S.A. (CLP)	111,927
3,984	Sociedad Quimica y Minera de Chile S.A., ADR	192,826
		1,050,448
	Greece – 1.5%
100,739	Eurobank Ergasias Services and Holdings S.A. (EUR) (c) (d)	164,661
6,375	Motor Oil Hellas Corinth Refineries S.A. (EUR)	151,771
9,620	OPAP S.A. (EUR) (c)	162,946
		479,378
	Hong Kong – 2.0%
126,000	China Merchants Port Holdings Co., Ltd. (HKD) (c)	160,390
209,500	China Resources Pharmaceutical Group Ltd. (HKD) (c) (e) (f)	130,140
299,714	Lenovo Group Ltd. (HKD) (c)	348,787
		639,317
	India – 21.7%
86,525	Adani Power Ltd. (INR) (d)	377,292
4,751	Bajaj Finance Ltd. (INR) (c)	427,683
123,811	Bank of Baroda (INR) (c)	291,936
5,648	Britannia Industries Ltd. (INR) (c)	300,447
59,919	CG Power & Industrial Solutions Ltd. (INR) (c)	280,606
25,562	HCL Technologies Ltd. (INR) (c)	392,081
14,967	Hindustan Unilever Ltd. (INR) (c)	446,666
52,681	ICICI Bank Ltd. (INR) (c)	579,586
148,203	IDFC Ltd. (INR) (c)	204,026
20,410	Indian Railway Catering & Tourism Corp. Ltd. (INR) (c)	163,136
2,171	Infosys Ltd. (INR) (c)	35,704
68,046	ITC Ltd. (INR) (c)	350,270
7,380	Jio Financial Services Ltd. (INR) (d)	19,412
28,206	LIC Housing Finance Ltd. (INR) (c)	155,643
2,079	LTIMindtree Ltd. (INR) (c) (e) (f)	126,488
107,200	Power Finance Corp., Ltd. (INR) (c)	317,472
56,146	REC Ltd. (INR) (c)	194,069
7,167	Reliance Industries Ltd. (INR) (c)	197,077
13,661	Shriram Transport Finance Co., Ltd. (INR) (c)	308,263
50,346	State Bank of India (INR) (c)	342,105
25,444	Sun Pharmaceutical Industries Ltd. (INR) (c)	332,659

See Notes to Financial Statements

First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
Portfolio of Investments (Continued)
October 31, 2023
Shares	Description	Value
COMMON STOCKS (a) (b) (Continued)
	India (Continued)
11,787	Tata Consultancy Services Ltd. (INR) (c)	$477,180
9,895	Titan Co., Ltd. (INR) (c)	379,332
51,578	Vedanta Ltd. (INR) (c)	134,223
		6,833,356
	Indonesia – 1.0%
1,025,580	Adaro Energy Indonesia Tbk PT (IDR) (c)	165,477
321,300	Indofood Sukses Makmur Tbk PT (IDR) (c)	134,513
		299,990
	Israel – 1.3%
32,228	Bank Hapoalim BM (ILS) (c)	230,525
37,381	ICL Group Ltd. (ILS) (c)	181,817
		412,342
	Malaysia – 2.3%
120,900	Alliance Bank Malaysia Bhd (MYR) (c)	87,067
179,000	IOI Corp. Bhd (MYR) (c)	147,691
507,000	IOI Properties Group Bhd (MYR) (c)	196,885
449,600	Sunway Real Estate Investment Trust (MYR)	140,603
124,900	TIME dotCom Bhd (MYR) (c)	139,599
		711,845
	Mexico – 1.0%
43,030	Alsea S.A.B. de C.V. (MXN) (d)	142,821
54,713	Banco del Bajio S.A. (MXN) (e) (f)	166,576
		309,397
	Philippines – 1.0%
91,760	International Container Terminal Services, Inc. (PHP) (c)	325,108
	Poland – 2.3%
7,842	Asseco Poland S.A. (PLN) (c)	143,585
6,923	Bank Handlowy w Warszawie S.A. (PLN) (c)	141,850
76,205	PGE Polska Grupa Energetyczna S.A. (PLN) (c) (d)	132,347
19,631	Polski Koncern Naftowy ORLEN S.A. (PLN) (c)	310,443
		728,225
	Russia – 0.0%
59,735	Rosneft Oil Co. PJSC (RUB) (c) (d) (g) (h)	0
23,602	Severstal PAO (RUB) (c) (d) (g) (h)	0
		0
Shares	Description	Value

	Saudi Arabia – 1.9%
9,096	SABIC Agri-Nutrients Co. (SAR) (c)	$324,755
30,721	Sahara International Petrochemical Co. (SAR) (c)	264,613
		589,368
	Singapore – 0.7%
63,100	Sembcorp Industries Ltd. (SGD) (c)	211,695
	South Africa – 2.4%
2,235	Absa Group Ltd. (ZAR) (c)	20,394
24,453	Exxaro Resources Ltd. (ZAR) (c)	245,433
37,328	Impala Platinum Holdings Ltd. (ZAR) (c)	155,493
12,326	Kumba Iron Ore Ltd. (ZAR)	326,590
		747,910
	South Korea – 10.2%
5,261	GS Holdings Corp. (KRW) (c)	153,631
12,641	HMM Co., Ltd. (KRW) (c)	136,918
2,381	Hyundai Motor Co. (KRW) (c)	299,968
6,221	Kia Corp. (KRW) (c)	355,415
6,359	KT Corp. (KRW) (c)	153,838
8,049	Meritz Financial Group, Inc. (KRW) (c)	299,565
29,007	Mirae Asset Securities Co., Ltd. (KRW) (c)	142,097
339	Samsung Biologics Co., Ltd. (KRW) (c) (d) (e) (f)	178,215
23,018	Samsung Electronics Co., Ltd. (KRW) (c)	1,145,718
3,231	Samsung SDS Co., Ltd. (KRW) (c)	331,193
875	SK Square Co., Ltd. (KRW) (c) (d)	27,648
		3,224,206
	Taiwan – 20.5%
8,043	Bora Pharmaceuticals Co., Ltd. (TWD) (c)	161,105
45,942	Chicony Electronics Co., Ltd. (TWD) (c)	176,865
88,191	Evergreen Marine Corp. Taiwan Ltd. (TWD) (c)	293,480
7,101	Global Unichip Corp. (TWD) (c)	317,365
7,929	International Games System Co., Ltd. (TWD) (c)	152,831
8,178	Jentech Precision Industrial Co., Ltd. (TWD) (c)	145,838
23,604	MediaTek, Inc. (TWD) (c)	616,049
28,246	Micro-Star International Co., Ltd. (TWD) (c)	144,601
20,497	Nan Ya Printed Circuit Board Corp. (TWD) (c)	150,450

See Notes to Financial Statements

First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
Portfolio of Investments (Continued)
October 31, 2023
Shares	Description	Value
COMMON STOCKS (a) (b) (Continued)
	Taiwan (Continued)
96,769	Ruentex Industries Ltd. (TWD) (c)	$171,286
29,016	Sino-American Silicon Products, Inc. (TWD) (c)	146,891
157,785	Taiwan Semiconductor Manufacturing Co., Ltd. (TWD) (c)	2,577,027
3,392	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	292,764
27,324	Tripod Technology Corp. (TWD) (c)	139,888
75,957	Unimicron Technology Corp. (TWD) (c)	338,762
97,643	Wan Hai Lines Ltd. (TWD) (c)	139,557
2,208	Wiwynn Corp. (TWD) (c)	104,622
100,942	WPG Holdings Ltd. (TWD) (c)	223,367
116,478	Yang Ming Marine Transport Corp. (TWD) (c)	151,815
		6,444,563
Shares	Description	Value

	Turkey – 1.3%
103,587	Aksa Enerji Uretim A.S. (TRY)	$128,170
80,853	Enerjisa Enerji A.S. (TRY) (c) (e) (f)	138,818
74,703	Haci Omer Sabanci Holding A.S. (TRY)	141,127
		408,115
	Total Investments – 99.6%	31,351,678
	(Cost $33,011,588)
	Net Other Assets and Liabilities – 0.4%	139,791
	Net Assets – 100.0%	$31,491,469

Forward Foreign Currency Contracts
Settlement Date	Counterparty	Amount Purchased		Amount Sold		Purchase Value as of 10/31/2023	Sale Value as of 10/31/2023	Unrealized Appreciation/ (Depreciation)
11/30/23	SG	USD	2,929,838	TWD	95,000,000	$ 2,929,838	$ 2,939,410	$ (9,572)
(a)	Portfolio securities are categorized based upon their country of incorporation. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.
(b)	Securities are issued in U.S. dollars unless otherwise indicated in the security description.
(c)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures approved by the Trust’s Board of Trustees and in accordance with provisions of the Investment Company Act of 1940 and rules thereunder, as amended. At October 31, 2023, securities noted as such are valued at $25,285,059 or 80.3% of net assets. Certain of these securities are fair valued using a factor provided by a third-party pricing service due to the change in value between the foreign markets’ close and the New York Stock Exchange close exceeding a certain threshold. On days when this threshold is not exceeded, these securities are typically valued at the last sale price on the exchange on which they are principally traded.
(d)	Non-income producing security.
(e)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as amended (the “1933 Act”).
(f)	This security is exempt from registration upon resale under Rule 144A of the 1933 Act and may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(g)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by First Trust Advisors L.P., the Fund’s advisor.
(h)	This security’s value was determined using significant unobservable inputs (see Note 2A – Portfolio Valuation in the Notes to Financial Statements).

See Notes to Financial Statements

First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
Portfolio of Investments (Continued)
October 31, 2023
Abbreviations throughout the Portfolio of Investments:
ADR	– American Depositary Receipt
BRL	– Brazilian Real
CLP	– Chilean Peso
EUR	– Euro
HKD	– Hong Kong Dollar
IDR	– Indonesian Rupiah
ILS	– Israeli Shekel
INR	– Indian Rupee
KRW	– South Korean Won
MXN	– Mexican Peso
MYR	– Malaysian Ringgit
PHP	– Philippine Peso
PLN	– Polish Zloty
RUB	– Russian Ruble
SAR	– Saudi Arabian Riyal
SG	– Societe Generale
SGD	– Singapore Dollar
TRY	– Turkish Lira
TWD	– New Taiwan Dollar
USD	– United States Dollar
ZAR	– South African Rand

Currency Exposure Diversification	% of Total Investments†
INR	21.8%
HKD	15.0
USD	14.4
TWD	10.7
KRW	10.3
BRL	8.4
CLP	2.7
ZAR	2.4
PLN	2.3
MYR	2.3
SAR	1.9
EUR	1.5
ILS	1.3
TRY	1.3
PHP	1.0
MXN	1.0
IDR	1.0
SGD	0.7
RUB	0.0**
Total	100.0%

†	The weightings include the impact of currency forwards.
**	Investments are valued at $0.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 10/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Brazil	$ 3,692,788	$ 3,692,788	$ —	$ —
Cayman Islands	3,568,831	32,961	3,535,870	—
Chile	1,050,448	453,744	596,704	—
Greece	479,378	151,771	327,607	—
India	6,833,356	396,704	6,436,652	—
Malaysia	711,845	140,603	571,242	—
Mexico	309,397	309,397	—	—
Russia	—**	—	—	—**
South Africa	747,910	326,590	421,320	—
Taiwan	6,444,563	292,764	6,151,799	—
Turkey	408,115	269,297	138,818	—
Other Country Categories*	7,105,047	—	7,105,047	—
Total Investments	$ 31,351,678	$ 6,066,619	$ 25,285,059	$—**

LIABILITIES TABLE
	Total Value at 10/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Forward Foreign Currency Contracts***	$ (9,572)	$ —	$ (9,572)	$ —

*	See Portfolio of Investments for country breakout.
**	Investments are valued at $0.
***	See the Schedule of Forward Foreign Currency Contracts for contract and currency detail.
Level 3 investments are fair valued by the Advisor’s Pricing Committee and are footnoted in the Portfolio of Investments. All Level 3 values are based on unobservable inputs.

See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Assets and Liabilities
October 31, 2023
	First Trust RiverFront Dynamic Developed International ETF (RFDI)	First Trust RiverFront Dynamic Europe ETF (RFEU)	First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
ASSETS:
Investments, at value	$ 110,240,357	$ 8,305,727	$ 31,351,678
Cash	—	—	140,436
Foreign currency	6,122	1,399	5,964
Receivables:
Reclaims	442,193	73,241	1,258
Dividends	381,972	9,741	87,867
Investment securities sold	55,386	5,604	—
Total Assets	111,126,030	8,395,712	31,587,203
LIABILITIES:
Due to custodian	56,289	6,310	—
Unrealized depreciation on forward foreign currency contracts	—	—	9,572
Payables:
Investment advisory fees	79,573	6,010	25,635
Investment securities purchased	1,197	—	—
Deferred foreign capital gains tax	—	—	60,527
Total Liabilities	137,059	12,320	95,734
NET ASSETS	$110,988,971	$8,383,392	$31,491,469
NET ASSETS consist of:
Paid-in capital	$ 196,152,873	$ 30,711,161	$ 56,893,494
Par value	20,674	1,500	6,000
Accumulated distributable earnings (loss)	(85,184,576)	(22,329,269)	(25,408,025)
NET ASSETS	$110,988,971	$8,383,392	$31,491,469
NET ASSET VALUE, per share	$53.69	$55.89	$52.49
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	2,067,387	150,002	600,002
Investments, at cost	$112,223,060	$9,293,652	$33,011,588
Foreign currency, at cost (proceeds)	$6,106	$1,399	$5,974
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Operations
For the Year Ended October 31, 2023
	First Trust RiverFront Dynamic Developed International ETF (RFDI)	First Trust RiverFront Dynamic Europe ETF (RFEU)	First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
INVESTMENT INCOME:
Dividends	$ 5,663,511	$ 481,689	$ 2,098,176
Interest	8,003	957	5,022
Foreign withholding tax	(398,227)	42,083	(275,803)
Other	641	169	106
Total investment income	5,273,928	524,898	1,827,501
EXPENSES:
Investment advisory fees	1,023,880	77,631	311,256
Total expenses	1,023,880	77,631	311,256
NET INVESTMENT INCOME (LOSS)	4,250,048	447,267	1,516,245
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	1,180,394	(245,773)	(1,258,786)
In-kind redemptions	3,360,989	(539,689)	241,994
Forward foreign currency contracts	(1,159,220)	(131,137)	(11,393)
Foreign currency transactions	(50,859)	(28,099)	(18,208)
Foreign capital gains tax	—	—	(101,132)
Net realized gain (loss)	3,331,304	(944,698)	(1,147,525)
Net change in unrealized appreciation (depreciation) on:
Investments	9,006,007	1,920,465	3,827,412
Forward foreign currency contracts	(410,206)	(77,750)	(9,946)
Foreign currency translation	55,347	13,923	965
Deferred foreign capital gains tax	—	—	34,809
Net change in unrealized appreciation (depreciation)	8,651,148	1,856,638	3,853,240
NET REALIZED AND UNREALIZED GAIN (LOSS)	11,982,452	911,940	2,705,715
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 16,232,500	$ 1,359,207	$ 4,221,960

See Notes to Financial Statements

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First Trust Exchange-Traded Fund III
Statements of Changes in Net Assets
	First Trust RiverFront Dynamic Developed International ETF (RFDI)		First Trust RiverFront Dynamic Europe ETF (RFEU)
	Year Ended 10/31/2023	Year Ended 10/31/2022	Year Ended 10/31/2023	Year Ended 10/31/2022
OPERATIONS:
Net investment income (loss)	$ 4,250,048	$ 5,437,970	$ 447,267	$ 704,653
Net realized gain (loss)	3,331,304	(14,139,636)	(944,698)	(5,259,007)
Net change in unrealized appreciation (depreciation)	8,651,148	(39,993,438)	1,856,638	(2,592,073)
Net increase (decrease) in net assets resulting from operations	16,232,500	(48,695,104)	1,359,207	(7,146,427)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(4,142,877)	(8,358,471)	(456,021)	(731,214)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	—	16,350,807	—	7,163,511
Cost of shares redeemed	(22,247,859)	(13,466,905)	(11,332,405)	(3,439,455)
Net increase (decrease) in net assets resulting from shareholder transactions	(22,247,859)	2,883,902	(11,332,405)	3,724,056
Total increase (decrease) in net assets	(10,158,236)	(54,169,673)	(10,429,219)	(4,153,585)
NET ASSETS:
Beginning of period	121,147,207	175,316,880	18,812,611	22,966,196
End of period	$ 110,988,971	$ 121,147,207	$ 8,383,392	$ 18,812,611
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	2,467,387	2,417,387	350,002	300,002
Shares sold	—	300,000	—	100,000
Shares redeemed	(400,000)	(250,000)	(200,000)	(50,000)
Shares outstanding, end of period	2,067,387	2,467,387	150,002	350,002

See Notes to Financial Statements

First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
Year Ended 10/31/2023	Year Ended 10/31/2022

$ 1,516,245	$ 2,153,723
(1,147,525)	309,273
3,853,240	(12,935,260)
4,221,960	(10,472,264)

(1,664,765)	(2,105,337)

5,558,285	—
(5,232,255)	(6,186,633)
326,030	(6,186,633)
2,883,225	(18,764,234)

28,608,244	47,372,478
$ 31,491,469	$ 28,608,244

600,002	700,002
100,000	—
(100,000)	(100,000)
600,002	600,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Financial Highlights
For a share outstanding throughout each period
First Trust RiverFront Dynamic Developed International ETF (RFDI)
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$ 49.10	$ 72.52	$ 54.60	$ 57.70	$ 55.84
Income from investment operations:
Net investment income (loss)	1.92 (a)	2.23	1.21	0.85	1.54
Net realized and unrealized gain (loss)	4.54	(22.22)	17.89	(2.84)	1.81
Total from investment operations	6.46	(19.99)	19.10	(1.99)	3.35
Distributions paid to shareholders from:
Net investment income	(1.87)	(3.43)	(1.18)	(1.11)	(1.49)
Net asset value, end of period	$53.69	$49.10	$72.52	$54.60	$57.70
Total return (b)	13.03%	(28.21)%	35.11%	(3.45)%	6.12%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 110,989	$ 121,147	$ 175,317	$ 131,049	$ 245,234
Ratio of total expenses to average net assets	0.83%	0.83%	0.83%	0.83%	0.83%
Ratio of net investment income (loss) to average net assets	3.45%	3.61%	1.79%	1.43%	2.51%
Portfolio turnover rate (c)	81%	95%	45%	96%	87%

(a)	Based on average shares outstanding.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust RiverFront Dynamic Europe ETF (RFEU)
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$ 53.75	$ 76.55	$ 55.76	$ 59.49	$ 57.23
Income from investment operations:
Net investment income (loss)	2.83 (a)	2.04	0.98	0.96	1.78
Net realized and unrealized gain (loss)	2.35	(22.71)	21.31	(3.50)	2.20
Total from investment operations	5.18	(20.67)	22.29	(2.54)	3.98
Distributions paid to shareholders from:
Net investment income	(3.04)	(2.13)	(1.50)	(1.19)	(1.72)
Net asset value, end of period	$55.89	$53.75	$76.55	$55.76	$59.49
Total return (b)	9.47%	(27.33)%	40.20%	(4.22)%	7.01%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 8,383	$ 18,813	$ 22,966	$ 16,729	$ 38,666
Ratio of total expenses to average net assets	0.83%	0.83%	0.83%	0.83%	0.83%
Ratio of net investment income (loss) to average net assets	4.78%	3.15%	1.29%	1.59%	2.77%
Portfolio turnover rate (c)	68%	71%	50%	87%	81%

(a)	Based on average shares outstanding.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$ 47.68	$ 67.67	$ 61.57	$ 60.76	$ 56.40
Income from investment operations:
Net investment income (loss)	2.48 (a)	3.48	1.61	1.10	1.79
Net realized and unrealized gain (loss)	5.10	(20.11)	5.85	1.81	3.94
Total from investment operations	7.58	(16.63)	7.46	2.91	5.73
Distributions paid to shareholders from:
Net investment income	(2.77)	(3.36)	(1.36)	(1.73)	(1.37)
Return of capital	—	—	—	(0.37)	—
Total distributions	(2.77)	(3.36)	(1.36)	(2.10)	(1.37)
Net asset value, end of period	$52.49	$47.68	$67.67	$61.57	$60.76
Total return (b)	16.00%	(24.97)%	12.01%	4.74%	10.32%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 31,491	$ 28,608	$ 47,372	$ 46,178	$ 72,917
Ratio of total expenses to average net assets	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income (loss) to average net assets	4.63%	5.47%	2.19%	1.92%	2.60%
Portfolio turnover rate (c)	90%	75%	32%	89%	116%

(a)	Based on average shares outstanding.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Exchange-Traded Fund III
October 31, 2023
1. Organization
First Trust Exchange-Traded Fund III (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust consists of seventeen funds that are currently offering shares. This report covers the three funds (each a “Fund” and collectively, the “Funds”) listed below, each a diversified series of the Trust. The shares of each Fund are listed and traded on Nasdaq, Inc. (“Nasdaq”).
First Trust RiverFront Dynamic Developed International ETF – (ticker “RFDI”)
First Trust RiverFront Dynamic Europe ETF – (ticker “RFEU”)
First Trust RiverFront Dynamic Emerging Markets ETF – (ticker “RFEM”)
Each Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
Each Fund is an actively-managed exchange-traded fund. The investment objective of each Fund is to provide capital appreciation.
Under normal market conditions, RFDI seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of equity securities of developed market companies, including through investments in common stocks, depositary receipts, common and preferred shares of real estate investment trusts (“REITs”), and forward foreign currency exchange contracts and currency spot transactions used to hedge the Fund’s exposure to the currencies in which the equity securities of such developed market companies are denominated.
Under normal market conditions, RFEU seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of equity securities of European companies, including through investments in common stocks, depositary receipts, common and preferred shares of REITs, and forward foreign currency exchange contracts and currency spot transactions used to hedge the Fund’s exposure to the currencies in which the equity securities of such European companies are denominated.
Under normal market conditions, RFEM seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of equity securities of emerging market companies, including through investments in common stocks, depositary receipts, common and preferred shares of REITs, and forward foreign currency exchange contracts and currency spot transactions used to hedge the Fund’s exposure to the currencies in which the equity securities of such emerging market companies are denominated.
There can be no assurance that a Fund will achieve its investment objective. The Funds may not be appropriate for all investors.
2. Significant Accounting Policies
The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. Each Fund’s NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds’ investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
October 31, 2023
valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund’s investments are valued as follows:
Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Securities trading on foreign exchanges or over-the-counter markets that close prior to the NYSE close may be valued using a systematic fair valuation model provided by a third-party pricing service.  If these foreign securities meet certain criteria in relation to the valuation model, their valuation is systematically adjusted to reflect the impact of movement in the U.S. market after the close of the foreign markets.
Forward foreign currency contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by a third-party pricing service.
Equity securities traded in an over-the-counter market are valued at the close price or the last trade price.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
2)	the type of security;
3)	the size of the holding;
4)	the initial cost of the security;
5)	transactions in comparable securities;
6)	price quotes from dealers and/or third-party pricing services;
7)	relationships among various securities;
8)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
9)	an analysis of the issuer’s financial statements;
10)	the existence of merger proposals or tender offers that might affect the value of the security; and
11)	other relevant factors.
If the securities in question are foreign securities, the following additional information may be considered:
1)	the last sale price on the exchange on which they are principally traded;
2)	the value of similar foreign securities traded on other foreign markets;
3)	ADR trading of similar securities;
4)	closed-end fund or exchange-traded fund trading of similar securities;
5)	foreign currency exchange activity;
6)	the trading prices of financial products that are tied to baskets of foreign securities;
7)	factors relating to the event that precipitated the pricing problem;
8)	whether the event is likely to recur;
9)	whether the effects of the event are isolated or whether they affect entire markets, countries or regions; and
10)	other relevant factors.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
October 31, 2023
Because foreign markets may be open on different days than the days during which investors may transact in the shares of a Fund, the value of the Fund’s securities may change on the days when investors are not able to transact in the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE.
The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of October 31, 2023, is included with each Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date. Interest income, if any, is recorded on the accrual basis.
Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.
Distributions received from a Fund’s investments in REITs may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REITs’ fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
C. Forward Foreign Currency Contracts
The Funds are subject to foreign currency risk in the normal course of pursuing their investment objectives. Forward foreign currency contracts are agreements between two parties (“Counterparties”) to exchange one currency for another at a future date and at a specified price. The Funds use forward foreign currency contracts to facilitate transactions in foreign securities and to manage each Fund’s foreign currency exposure. These contracts are valued daily, and each Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in “Unrealized appreciation on forward foreign currency contracts” and “Unrealized depreciation on forward foreign currency contracts” on the Statements of Assets and Liabilities. The change in unrealized appreciation (depreciation) is included in “Net change in unrealized appreciation (depreciation) on forward foreign currency contracts” on the Statements of Operations. When the forward contract is closed, a Fund records a realized gain or loss equal to the difference between the proceeds from (or the cost of) the closing transaction and the Fund’s basis in the contract. This realized gain or loss is included in “Net realized gain (loss) on forward foreign currency contracts” on the Statements of Operations. Risks arise from the possible inability of Counterparties to meet the terms of their contracts and from movement in currency, securities values and interest rates. Due to the risks, the Funds could incur losses in excess of the net unrealized value shown on the Forward Foreign Currency

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
October 31, 2023
Contracts table in each Fund’s Portfolio of Investments. In the event of default by the Counterparty, a Fund will provide notice to the Counterparty of the Fund’s intent to convert the currency held by the Fund into the currency that the Counterparty agreed to exchange with that Fund. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Funds may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Funds may obtain only limited recovery or may obtain no recovery in such circumstances.
D. Foreign Currency
The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statements of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are included in “Net change in unrealized appreciation (depreciation) on investments” on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are included in “Net realized gain (loss) on foreign currency transactions” on the Statements of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statements of Operations.
E. Dividends and Distributions to Shareholders
Dividends from net investment income of each Fund, if any, are declared and paid quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually. A Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by each Fund during the fiscal year ended October 31, 2023, was as follows:
	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust RiverFront Dynamic Developed International ETF	$ 4,142,877	$ —	$ —
First Trust RiverFront Dynamic Europe ETF	456,021	—	—
First Trust RiverFront Dynamic Emerging Markets ETF	1,664,765	—	—
The tax character of distributions paid by each Fund during the fiscal year ended October 31, 2022, was as follows:
	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust RiverFront Dynamic Developed International ETF	$ 8,358,471	$ —	$ —
First Trust RiverFront Dynamic Europe ETF	731,214	—	—
First Trust RiverFront Dynamic Emerging Markets ETF	2,105,337	—	—

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
October 31, 2023
As of October 31, 2023, the components of distributable earnings on a tax basis for each Fund were as follows:
	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)
First Trust RiverFront Dynamic Developed International ETF	$ —	$ (82,297,648)	$ (2,886,928)
First Trust RiverFront Dynamic Europe ETF	—	(21,297,780)	(1,031,489)
First Trust RiverFront Dynamic Emerging Markets ETF	239,837	(23,720,171)	(1,927,691)
F. Income and Other Taxes
Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
Certain countries assess a capital gains tax on securities sold in their local markets. This tax is accrued as the securities in these foreign markets appreciate in value and is paid at the time of sale to the extent a capital gain is realized. Taxes accrued on securities in an unrealized appreciation position are included in “Net change in unrealized appreciation (depreciation) on deferred foreign capital gains tax” on the Statements of Operations. The capital gains tax paid on securities sold is included in “Net realized gain (loss) on foreign capital gains tax” on the Statements of Operations.
India’s Finance Bill, 2018 (“Finance Bill, 2018”) was enacted into law on March 29, 2018 and amongst other provisions, it introduced a long-term capital gains tax beginning April 1, 2018. Long-term capital gains on the sale of listed shares in excess of INR 0.1 million are taxed at the rate of 10% (plus applicable surcharge and cess (which is a type of tax)) subject to satisfaction of certain conditions. Long-term capital gains accruing as of January 31, 2018 are considered exempt due to a grandfather clause in the provision. The aforesaid exemption from long-term capital gains tax is available with respect to shares acquired between October 1, 2004 and March 31, 2018 only if on such acquisitions Securities Transaction Tax (“STT”) was chargeable. Certain exceptions in this regard, such as acquisition of shares in a public offer, bonus, rights issued, etc. for which the condition of chargeability of STT on acquisition is not applicable, have been notified.
In the case of the sale of listed shares held by a Fund for one year or less, the income is classified as short-term capital gains and is taxable at 15% (plus applicable surcharge and cess) provided the shares are sold on the stock exchange and subjected to STT. For above purposes, the applicable rate of surcharge is 2% or 5% (depending on the level of income of the Fund). The Finance Bill, 2018 increases the cess imposed on the sum of tax and surcharge from 3% to 4%. The cess 4% rate is applied to the capital gains tax, resulting in a higher effective rate of capital gains tax.
Where the sale of shares is outside the stock exchange and not subject to STT, the long-term capital gains are taxed at 10% (plus applicable surcharge and cess) and short-term capital gains are taxed at 30% (plus applicable surcharge and cess). The Finance Bill, 2018, approves the carry forward of long-term capital losses to be offset against long-term capital gains. Short-term losses can be netted against both short-term gains and long-term gains.
Until March 31, 2020, dividends received by a Fund from Indian companies were exempt from tax in India because Indian companies were required to pay dividend distribution tax. The Indian Finance Act, 2020 has amended the dividend taxation framework effective April 1, 2020 and accordingly dividends would now be taxable in the hands of the shareholders at 20%, plus applicable surcharge and cess. Subsequent to the Indian Finance Act, 2020, “The Taxation and Other Laws (Relaxation and Amendment of Certain Provisions) Bill, 2020” (the “Bill”) was enacted into law and is effective retroactively to April 1, 2020. The Bill caps the maximum surcharge at 15% of the tax on dividend income earned by the Fund. The highest effective tax rate proposed for non-corporate entities on dividends will be 23.92%. Note, the Fund will not obtain relief under the US-India tax treaty as the treaty rate of 25% is higher than the domestic rate. Any excess taxes withheld can be off-set against capital gains tax liability during the year or claimed as a refund in the annual tax return.
Please note that the above description is based on current provisions of Indian law, and any change or modification made by subsequent legislation, regulation, or administrative or judicial decision could increase the Indian tax liability of a Fund and thus reduce the return to a Fund’s shareholders. There can be no assurance that the Indian tax authorities and/or regulators will not take a position contrary to the views expressed herein. If the Indian tax authorities and/or regulators take a position contrary to the views expressed herein, adverse unpredictable consequences may follow.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
October 31, 2023
The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2020, 2021, 2022, and 2023 remain open to federal and state audit. As of October 31, 2023, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.
The Funds intend to utilize provisions of the federal income tax laws, which allow them to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Funds are subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2023, the Funds had non-expiring capital loss carryforwards for federal income tax purposes as follows:
Non-Expiring Capital Loss Carryforward
First Trust RiverFront Dynamic Developed International ETF	$ 82,297,648
First Trust RiverFront Dynamic Europe ETF	21,297,780
First Trust RiverFront Dynamic Emerging Markets ETF	23,720,171
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2023, the adjustments for each Fund were as follows:
	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
First Trust RiverFront Dynamic Developed International ETF	$ (657,537)	$ (2,080,816)	$ 2,738,353
First Trust RiverFront Dynamic Europe ETF	(67,668)	697,858	(630,190)
First Trust RiverFront Dynamic Emerging Markets ETF	124,915	(345,377)	220,462
As of October 31, 2023, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:
	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
First Trust RiverFront Dynamic Developed International ETF	$ 112,592,663	$ 7,405,263	$ (9,757,569)	$ (2,352,306)
First Trust RiverFront Dynamic Europe ETF	9,333,591	475,069	(1,502,933)	(1,027,864)
First Trust RiverFront Dynamic Emerging Markets ETF	33,199,143	2,504,649	(4,361,686)	(1,857,037)
G. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (See Note 3).
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for supervising the selection and ongoing monitoring of the securities in each Fund’s portfolio, managing the Funds’ business affairs and providing certain administrative services necessary for the management of the Funds.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
October 31, 2023
Pursuant to the Investment Management Agreement between First Trust and the Trust, First Trust supervises the investment of the Funds’ assets and is responsible for the expenses of each Fund including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions, acquired fund fees and expenses, if any, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, expenses associated with the execution of portfolio transactions, and extraordinary expenses, which are paid by each respective Fund. First Trust also provides fund reporting services to each Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee. The annual unitary management fee payable by each Fund to First Trust for these services is reduced at certain levels of each Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedule:
Breakpoints	RFDI	RFEU	RFEM
Fund net assets up to and including $2.5 billion	0.83000%	0.83000%	0.95000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.80925%	0.80925%	0.92625%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.78850%	0.78850%	0.90250%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.76775%	0.76775%	0.87875%
Fund net assets greater than $10 billion	0.74700%	0.74700%	0.85500%
RiverFront Investment Group, LLC (“RIG” or the “Sub-Advisor”) serves as the Funds’ sub-advisor and manages each Fund’s portfolio subject to First Trust’s supervision. The sub-advisory fee payable to the Sub-Advisor by First Trust out of its annual unitary management fee is reduced at certain breakpoints and calculated pursuant to the following schedule:
Breakpoints
Fund net assets up to and including $2.5 billion	0.35000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.34125%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.33250%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.32375%
Fund net assets greater than $10 billion	0.31500%
The Trust has multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Funds. As custodian, BBH is responsible for custody of each Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for each Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended October 31, 2023, the cost of purchases and proceeds from sales of investment securities for each Fund, excluding short-term investments and in-kind transactions, were as follows:
	Purchases	Sales
First Trust RiverFront Dynamic Developed International ETF	$ 98,512,817	$ 99,695,262
First Trust RiverFront Dynamic Europe ETF	6,438,149	6,858,737
First Trust RiverFront Dynamic Emerging Markets ETF	29,376,815	28,923,307

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
October 31, 2023
For the fiscal year ended October 31, 2023, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:
	Purchases	Sales
First Trust RiverFront Dynamic Developed International ETF	$ —	$ 21,715,181
First Trust RiverFront Dynamic Europe ETF	—	11,174,879
First Trust RiverFront Dynamic Emerging Markets ETF	1,193,396	1,538,662
5. Derivative Transactions
The following table presents the type of derivatives held by the following Fund at October 31, 2023, the primary underlying risk exposure and the location of these instruments as presented on the Statements of Assets and Liabilities.
			Asset Derivatives		Liability Derivatives
Fund	Derivative Instrument	Risk Exposure	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value
RFEM	Forward foreign currency contracts	Currency Risk	Unrealized appreciation on forward foreign currency contracts	$ —	Unrealized depreciation on forward foreign currency contracts	$ 9,572
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended October 31, 2023, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.
Statements of Operations Location	RFDI	RFEU	RFEM
Currency Risk Exposure
Net realized gain (loss) on forward foreign currency contracts	(1,159,220)	(131,137)	(11,393)
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	(410,206)	(77,750)	(9,946)
During the year ended October 31, 2023, the notional values of forward foreign currency contracts opened and closed were as follows:
	Opened	Closed
First Trust RiverFront Dynamic Developed International ETF	$ 98,329,711	$ 122,785,247
First Trust RiverFront Dynamic Europe ETF	11,082,880	15,423,595
First Trust RiverFront Dynamic Emerging Markets ETF	77,321,987	77,476,607
The Funds do not have the right to offset financial assets and liabilities related to forward foreign currency contracts on the Statements of Assets and Liabilities.
6. Creations, Redemptions and Transaction Fees
Each Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with a Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as “Creation Units.” Prior to the start of trading on every business day, a Fund publishes through the National Securities Clearing Corporation (“NSCC”) the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of a Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of a Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in a Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of a Fund’s shares at or close to the NAV per share of the Fund.
Each Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
October 31, 2023
the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
Each Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
7. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before February 28, 2025.
8. Indemnification
The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
9. Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there was the following subsequent event:
Pursuant to approval by the Trust’s Board of Trustees, The Bank of New York Mellon, 240 Greenwich Street, New York, New York, 10286, replaced Brown Brothers Harriman & Co. as the administrator, custodian, fund accountant and transfer agent for RFDI, RFEU and RFEM on November 6, 2023.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund III:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of First Trust RiverFront Dynamic Developed International ETF, First Trust RiverFront Dynamic Europe ETF, and First Trust RiverFront Dynamic Emerging Markets ETF (the “Funds”), each a series of the First Trust Exchange-Traded Fund III, including the portfolios of investments, as of October 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2023, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
December 22, 2023
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Exchange-Traded Fund III
October 31, 2023 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
Each Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
For the taxable year ended October 31, 2023, the following percentages of income dividend paid by the Funds qualify for the dividends received deduction available to corporations:
Dividends Received Deduction
First Trust RiverFront Dynamic Developed International ETF	0.00%
First Trust RiverFront Dynamic Europe ETF	0.00%
First Trust RiverFront Dynamic Emerging Markets ETF	0.00%
For the taxable year ended October 31, 2023, the following percentages of income dividend paid by the Funds are hereby designated as qualified dividend income:
Qualified Dividend Income
First Trust RiverFront Dynamic Developed International ETF	100.00%
First Trust RiverFront Dynamic Europe ETF	100.00%
First Trust RiverFront Dynamic Emerging Markets ETF	44.33%
The following Funds met the requirements of Section 853 of the Internal Revenue Code of 1986, as amended, and elect to pass through to their shareholders credit for foreign taxes paid. For the taxable year ended October 31, 2023, the total amount of income received by the Funds from sources within foreign countries and possessions of the United States and of taxes paid to such countries are as follows:
	Gross Foreign Income		Foreign Taxes Paid
	Amount	Per Share	Amount	Per Share
First Trust RiverFront Dynamic Developed International ETF	$5,644,349	$2.73	$363,206	$0.18
First Trust RiverFront Dynamic Europe ETF	$481,689	$3.21	$61,498	$0.41
First Trust RiverFront Dynamic Emerging Markets ETF	$2,096,889	$3.49	$343,602	$0.57
The foreign taxes paid will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after the calendar year end. Gross foreign income and foreign taxes paid will be posted on each Fund’s website and disclosed in the tax letter.
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at

Additional Information (Continued)
First Trust Exchange-Traded Fund III
October 31, 2023 (Unaudited)
www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Defined Outcome Funds Risk. To the extent a fund’s investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any) may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor’s investment period. Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund’s share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period. Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments

Additional Information (Continued)
First Trust Exchange-Traded Fund III
October 31, 2023 (Unaudited)
could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index or Model Constituent Risk. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund’s shares.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. There is no assurance that any alternative reference rate, including the Secured Overnight Financing Rate (“SOFR”) will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Market risk is the risk that a particular security, or shares of a fund in general, may fall in value. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. In February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, and the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain fund investments as well as fund performance. The COVID-19 global pandemic and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets. While the U.S. has resumed “reasonably” normal business activity, many countries continue to impose lockdown measures. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. These events also adversely affect the prices and liquidity of a fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a fund’s shares and result in increased market volatility. During any such events, a fund’s shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on a fund’s shares may widen.

Additional Information (Continued)
First Trust Exchange-Traded Fund III
October 31, 2023 (Unaudited)
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Operational Risk. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund’s ability to meet its investment objective. Although the funds and the funds’ investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
Preferred Securities Risk. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company’s capital structure in terms of priority to corporate income, subjecting them to greater credit risk than those debt securities. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may obtain limited rights. In certain circumstances, an issuer of preferred securities may defer payment on the securities and, in some cases, redeem the securities prior to a specified date. Preferred securities may also be substantially less liquid than other securities, including common stock.
Valuation Risk. The valuation of certain securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. A fund may hold investments in sizes smaller than institutionally sized round lot positions (sometimes referred to as odd lots). However, third-party pricing services generally provide evaluations on the basis of institutionally-sized round lots. If a fund sells certain of its investments in an odd lot transaction, the sale price may be less than the value at which such securities have been held by the fund. Odd lots often trade at lower prices than institutional round lots. There is no assurance that the fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the fund.
Variable Interest Entities Risk. In order to gain exposure to certain Chinese companies that have been selected by a Fund’s Advisor or Sub-Advisor but are unavailable to direct investment by foreign investors, certain Funds invest significantly in non-Chinese shell companies that have created structures known as variable interest entities (“VIEs”) in order to gain exposure to such Chinese companies. In China, direct ownership of companies in certain sectors by foreign individuals and entities is prohibited. In order to allow for foreign investment in these businesses, many Chinese companies have created VIE structures to enable indirect foreign ownership. In such an arrangement, a Chinese operating company typically establishes an offshore shell company in another jurisdiction, such as the Cayman Islands. That shell company enters into service and other contracts with the Chinese issuer or operating company to obtain economic exposure to the Chinese company, then issues shares on an exchange outside of mainland China, and U.S. investors hold stock in the non-Chinese shell company rather than directly in the Chinese issuer or operating company. This arrangement allows U.S. investors, such as the Fund, to obtain economic exposure to the Chinese issuer or operating company through contractual means rather than through formal equity ownership. Because neither the shell company nor the Fund owns actual equity interests in the Chinese operating company, they do not have the voting rights or other types of control that an equity holder would expect to benefit from. Although VIEs are a longstanding industry practice and well known to officials and regulators in China, VIEs are not formally recognized under Chinese law. Intervention by the Chinese government with respect to VIEs could significantly affect the Chinese company’s performance and the enforceability of the VIE’s contractual arrangements that establish the links between the Chinese company and the shell company in which the Fund invests. This could considerably impact the financial condition of the shell company in which the Fund invests by limiting its ability to consolidate the financial results of the Chinese operating company into its own financial statements, as well as make the value of the shares held by the Fund effectively worthless. Further, if Chinese officials prohibit the existence of VIEs, the market value of the Fund’s associated holdings would likely suffer significant, and possibly permanent effects, which could negatively impact the Fund’s net asset value and could result in substantial losses. Further, it is uncertain whether any new laws, rules or regulations relating to VIE structures will be adopted or, if adopted, what impact they would have on the value of the Fund’s shares.

Additional Information (Continued)
First Trust Exchange-Traded Fund III
October 31, 2023 (Unaudited)
VIEs are also subject to the investment risks associated with the underlying Chinese issuer or operating company. Chinese companies are not subject to the same degree of regulatory requirements or accounting standards and oversight as companies in more developed countries. As a result, information about the Chinese securities and VIEs in which the Fund invests may be less reliable and incomplete. There also may be significant obstacles to obtaining information necessary for investigations into or litigation against Chinese companies and VIEs, and shareholders may have limited legal remedies, which could negatively impact the Fund. Additionally, U.S.-listed VIEs may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements. Delisting would significantly decrease the liquidity and value of the securities, decrease the ability of the Fund to invest in such securities and may increase the cost of the Fund if required to seek alternative markets in which to invest in such securities.
NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE
Advisory and Sub-Advisory Agreements
Board Considerations Regarding Approval of the Continuation of the Investment Management and Sub-Advisory Agreements
The Board of Trustees of First Trust Exchange-Traded Fund III (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) with First Trust Advisors L.P. (the “Advisor”) and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Trust, the Advisor and RiverFront Investment Group, LLC (the “Sub-Advisor”) on behalf of the following series of the Trust (each a “Fund” and collectively, the “Funds”):
First Trust RiverFront Dynamic Developed International ETF (RFDI)
First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
First Trust RiverFront Dynamic Europe ETF (RFEU)
The Board approved the continuation of the Agreements for each Fund for a one-year period ending June 30, 2024 at a meeting held on June 4–5, 2023.  The Board determined for each Fund that the continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements.  At meetings held on April 17, 2023 and June 4–5, 2023, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor and the Sub-Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable by each Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the sub-advisory fee as compared to fees charged to other clients of the Sub-Advisor; the expense ratio of each Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for each Fund, including comparisons of each Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to each Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”), and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs.  The Board reviewed initial materials with the Advisor at the meeting held on April 17, 2023, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor.  Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 4–5, 2023 meeting, as well as at the June meeting.  The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from each Fund’s perspective.  The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements.  The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor and the Sub-Advisor manage the Fund and knowing the Fund’s unitary fee.

Additional Information (Continued)
First Trust Exchange-Traded Fund III
October 31, 2023 (Unaudited)
In reviewing the Agreements for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements.  With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services.  The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of each Fund’s investments, including portfolio risk monitoring and performance review.  The Board considered that the Sub-Advisor is responsible for the selection and ongoing monitoring of the securities in the Funds’ investment portfolios, but that the Advisor executes each Fund’s portfolio trades.  In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and each Fund’s compliance with the 1940 Act, as well as each Fund’s compliance with its investment objective, policies and restrictions.  The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds.  Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 17, 2023 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex.  With respect to the Sub-Advisory Agreement, the Board noted that each Fund is an actively-managed ETF and the Sub-Advisor actively manages the Fund’s investments.  The Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to each Fund, including the Sub-Advisor’s day-to-day management of the Funds’ investments.  In considering the Sub-Advisor’s management of the Funds, the Board noted the background and experience of the Sub-Advisor’s portfolio management team, including the Board’s prior meetings with members of the portfolio management team.  In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed each Fund consistent with its investment objective, policies and restrictions.
The Board considered the unitary fee rate schedule payable by each Fund under the Advisory Agreement for the services provided.  The Board noted that the sub-advisory fee for each Fund is paid by the Advisor from the Fund’s unitary fee.  The Board considered that as part of the unitary fee the Advisor is responsible for each Fund’s expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Advisory Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any.  The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Groups, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund (including ETFs) and non-fund clients, as applicable.  Because each Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point.  Based on the information provided, the Board noted that the total (net) expense ratio for each of RFDI and RFEM was above the median total (net) expense ratio of the peer funds in its respective Expense Group and that the total (net) expense ratio for RFEU was below the median total (net) expense ratio of the peer funds in its Expense Group.  With respect to the Expense Groups, the Board, at the April 17, 2023 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, including that RFEU’s Expense Group did not include any other actively-managed ETFs, and different business models that may affect the pricing of services among ETF sponsors.  The Board also noted that, for each Fund, not all peer funds employ an advisor/sub-advisor management structure.  The Board took these limitations and differences into account in considering the peer data.  With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability.  In considering the unitary fee rate schedules overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to each Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for each Fund.  The Board noted the process it has established for monitoring each Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and the Sub-Advisor for the Funds.  The Board determined that this process continues to be effective for reviewing each Fund’s performance.  The Board received and reviewed information comparing each Fund’s performance for periods ended December 31, 2022 to the performance of the funds in its Performance Universe and to that of a benchmark index.  Based on the information provided, the Board noted that RFDI outperformed its Performance Universe median for the one-year period ended December 31, 2022, underperformed its Performance Universe median for the three- and five-year periods ended December 31, 2022 and underperformed its benchmark index for the one-, three- and five-year periods ended December 31, 2022.  The Board noted that RFEM outperformed its Performance Universe median and benchmark index for the one-year period ended December 31, 2022 and underperformed its Performance Universe median and benchmark index for the three- and five-year periods ended December 31, 2022.  The Board noted that RFEU underperformed its Performance Universe median and benchmark index for the one-, three- and five-year periods ended December 31, 2022.  The Board noted the Advisor’s discussion of RFEU’s performance at the April 17, 2023 meeting.

Additional Information (Continued)
First Trust Exchange-Traded Fund III
October 31, 2023 (Unaudited)
On the basis of all the information provided on the unitary fee and performance of each Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for each Fund (out of which the Sub-Advisor is compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to each Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds at current asset levels and whether the Funds may benefit from any economies of scale.  The Board noted that the unitary fee rate schedule for each Fund includes breakpoints pursuant to which the unitary fee rate will be reduced as assets of the Fund meet certain thresholds.  The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Funds will increase during the next twelve months as the Advisor continues to build infrastructure and add new staff.  The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Funds.  The Board concluded that the unitary fee rate schedule for each Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels.  The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each Fund for the twelve months ended December 31, 2022 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period.  The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for each Fund was not unreasonable.  In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Funds.  The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Funds.  The Board also considered the Advisor’s compensation for fund reporting services provided to the Funds pursuant to a separate Fund Reporting Services Agreement, which is paid from the unitary fee.  The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
The Board considered the Sub-Advisor’s statement to the effect that, although growth of the Funds will provide some economies of scale, the Sub-Advisor believes that expenses will remain the same for the next twelve months.  The Board also noted the Sub-Advisor’s recent investments in personnel and infrastructure to improve services to the Funds.  The Board noted that the Advisor pays the Sub-Advisor for each Fund from the unitary fee, that the sub-advisory fee will be reduced consistent with the breakpoints in the unitary fee rate schedule and its understanding that each Fund’s sub-advisory fee was the product of an arm’s length negotiation.  The Board did not review the profitability of the Sub-Advisor with respect to each Fund.  The Board concluded that the profitability analysis for the Advisor was more relevant.  The Board considered the potential indirect benefits to the Sub-Advisor from being associated with the Advisor and the Funds, and noted the Sub-Advisor’s statements regarding such potential benefits.  The Board concluded that the character and amount of potential indirect benefits to the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of each Fund.  No single factor was determinative in the Board’s analysis.

Board of Trustees and Officers
First Trust Exchange-Traded Fund III
October 31, 2023 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Retired; Physician, Edward-Elmhurst Medical Group (2021 to September 2023); Physician and Officer, Wheaton Orthopedics (1990 to 2021)	254	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	Retired; President, ADM Investor Services, Inc. (Futures Commission Merchant) (2010 to July 2022)	254	Director, National Futures Association and ADMIS Singapore Ltd.; Formerly, Director of ADM Investor Services, Inc., ADM Investor Services International, ADMIS Hong Kong Ltd., and Futures Industry Association
Denise M. Keefe, Trustee (1964)	• Indefinite Term • Since 2021	Executive Vice President, Advocate Aurora Health and President, Advocate Aurora Continuing Health Division (Integrated Healthcare System)	254	Director and Board Chair of Advocate Home Health Services, Advocate Home Care Products and Advocate Hospice; Director and Board Chair of Aurora At Home (since 2018); Director of Advocate Physician Partners Accountable Care Organization; Director of RML Long Term Acute Care Hospitals; Director of Senior Helpers (since 2021); and Director of MobileHelp (since 2022)
Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	254	Formerly, Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (2018 to Present), Managing Director and Chief Operating Officer (2015 to 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	254	None
Bronwyn Wright, Trustee (1971)	• Indefinite Term • Since 2023	Independent Director to a number of Irish collective investment funds (2009 to Present); Various roles at international affiliates of Citibank (1994 to 2009), including Managing Director, Citibank Europe plc and Head of Securities and Fund Services, Citi Ireland (2007 to 2009)	229	None

Board of Trustees and Officers (Continued)
First Trust Exchange-Traded Fund III
October 31, 2023 (Unaudited)
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INTERESTED TRUSTEE
James A. Bowen(1), Trustee and Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	254	None

Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since 2016	Managing Director and Chief Financial Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Derek D. Maltbie (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since 2023	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P., July 2021 to Present. Previously, Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P., 2014 to 2021.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.

Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.
(2)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Exchange-Traded Fund III
October 31, 2023 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies.” For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website.  We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users.  The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on:  Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2023

First Trust Exchange-Traded Fund III
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
RiverFront Investment Group, LLC
1214 East Cary Street
Richmond, VA 23219
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT*
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606
*  Effective November 6, 2023, the Administrator, Custodian, Fund Accountant & Transfer Agent for First Trust RiverFront Dynamic Developed International ETF, First Trust RiverFront Dynamic Europe ETF and First Trust RiverFront Dynamic Emerging Markets ETF changed to The Bank of New York Mellon, 240 Greenwich Street, New York, New York, 10286.

(b)       Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant, during the period covered by this report, has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	A copy of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller is filed as an exhibit pursuant to Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Thomas R. Kadlec, Robert F. Keith and Bronwyn Wright are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $213,000 for fiscal year ended October 31, 2022 and $213,000 for the fiscal year ended October 31, 2023.

(b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2022, and $0 for the fiscal year ended October 31, 2023.

Audit-Related Fees (Investment Advisor) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2022, and $0 for the fiscal year ended October 31, 2023.

(c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $137,000 for fiscal year ended October 31, 2022 and $176,601 for the fiscal year ended October 31, 2023. These fees were for tax consultation and/or tax return preparation and professional services rendered for PFIC (Passive Foreign Investment Company) Identification Services.

Tax Fees (Investment Advisor and Distributor) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant’s advisor and distributor were $0 for the fiscal year ended October 31, 2022, and $0 for the fiscal year ended October 31, 2023.

(d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2022, and $0 for the fiscal year ended October 31, 2023.

All Other Fees (Investment Advisor and Distributor) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant’s investment advisor and distributor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2022, and $0 for the fiscal year ended October 31, 2023.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the registrant’s advisor (not including a sub-advisor whose role is primarily portfolio management and is sub-contracted or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant’s advisor (other than any sub-advisor whose role is primarily portfolio management and is sub-contracted with or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant’s investment advisor and distributor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(C) or paragraph(C)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

Registrant:	Advisor and Distributor:
(b) 0%	(b) 0%
(c) 0%	(c) 0%
(d) 0%	(d) 0%

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for fiscal year ended October 31, 2022 were $137,000 for the registrant, $0 for the registrant’s investment advisor, $0 for the registrant’s distributor and $0 for Stonebridge Advisors LLC (“Stonebridge”), which is under common control with the registrant’s investment advisor and serves as the registrant’s investment sub-advisor for the First Trust Preferred Securities and Income ETF and the First Trust Institutional Preferred Securities and Income ETF, and for the fiscal year ended October 31, 2023 were $176,601 for the registrant, $44,000 for the registrant’s investment advisor, $60,500 for the registrant’s distributor and $16,000 for Stonebridge.

(h) The registrant’s audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable.

(j) Not applicable.

Items 5. Audit Committee of Listed Registrants.

(a)	The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 consisting of all the independent directors of the registrant. The audit committee of the registrant is comprised of: Richard E. Erickson, Thomas R. Kadlec, Denise M. Keefe, Robert F. Keith, Niel B. Nielson and Bronwyn Wright.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).
(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.
(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.
(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(a)(3)	Not applicable.
(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Exchange-Traded Fund III
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	January 8, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	January 8, 2024
By (Signature and Title)*	/s/ Derek D. Maltbie
Derek D. Maltbie, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	January 8, 2024

* Print the name and title of each signing officer under his or her signature.